As filed with the U.S. Securities and Exchange Commission on July 9, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23024

Pacer Funds Trust
(Exact name of registrant as specified in charter)

500 Chesterfield Parkway

Malvern, PA 19355
(Address of principal executive offices) (Zip code)

Joe M. Thomson, President

500 Chesterfield Parkway

Malvern, PA 19355
(Name and address of agent for service)

610-644-8100

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: May 1, 2023 to April 30, 2024

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

April 30, 2024

Pacer Trendpilot® US Large Cap ETF	*Ticker: PTLC*
Pacer Trendpilot® US Mid Cap ETF	*Ticker: PTMC*
Pacer Trendpilot® 100 ETF	*Ticker: PTNQ*
Pacer Trendpilot® European Index ETF	*Ticker: PTEU*
Pacer Trendpilot® International ETF	*Ticker: PTIN*
Pacer Trendpilot® US Bond ETF	*Ticker: PTBD*
Pacer Trendpilot® Fund of Funds ETF	*Ticker: TRND*
Pacer US Cash Cows 100 ETF	*Ticker: COWZ*
Pacer US Small Cap Cash Cows 100 ETF	*Ticker: CALF*
Pacer Global Cash Cows Dividend ETF	*Ticker: GCOW*
Pacer Developed Markets International Cash Cows 100 ETF	*Ticker: ICOW*
Pacer Emerging Markets Cash Cows 100 ETF	*Ticker: ECOW*
Pacer US Large Cap Cash Cows Growth Leaders ETF	*Ticker: COWG*
Pacer US Small Cap Cash Cows Growth Leaders ETF	*Ticker: CAFG*
Pacer US Cash Cows Growth ETF	*Ticker: BUL*
Pacer Cash Cows Fund of Funds ETF	*Ticker: HERD*
Pacer WealthShield ETF	*Ticker: PWS*
Pacer Industrial Real Estate ETF	*Ticker: INDS*
Pacer Data & Infrastructure Real Estate ETF	*Ticker: SRVR*
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	*Ticker: SZNE*
Pacer CSOP FTSE China A50 ETF	*Ticker: AFTY*
Pacer BioThreat Strategy ETF	*Ticker: VIRS*
Pacer Lunt Large Cap Alternator ETF	*Ticker: ALTL*
Pacer Lunt Midcap Multi-Factor Alternator ETF	*Ticker: PAMC*
Pacer Lunt Large Cap Multi-Factor Alternator ETF	*Ticker: PALC*
Pacer US Export Leaders ETF	*Ticker: PEXL*
Pacer Pacific Asset Floating Rate High Income ETF	*Ticker: FLRT*
Pacer Data and Digital Revolution ETF	*Ticker: TRFK*
Pacer Industrials and Logistics ETF	*Ticker: SHPP*

PACER ETFs

877-337-0500 ▪ www.paceretfs.com

Pacer Funds

Pacer Funds

Dear Shareholder,

We celebrate our accomplishments over the last year and anticipate the promising ventures that lie ahead for Pacer as our network grows. We seek to continuously provide a broad and diverse line up of funds that allows investors to achieve their financial goals by offering unique, innovative, and disruptive investment solutions.

Pacer has experienced tremendous growth this year in assets under management, surpassing $43 billion, as of April 30th, 2024. The Pacer Cash Cows ETF™ Series was a lead contributor, with over $36 billion, an 80.8% increase in AUM since April 30th of last year.

By building out the growth side of the Cash Cows series, we hope to replicate the success we have with our Cash Cows value series which focuses on free cash flow yield. The launch of the Pacer Developed Markets Cash Cows Growth Leaders ETF (EAFG) coincides with a new partnership between Pacer and MSCI, as EAFG is the first of Pacer’s funds to screen equity names using an MSCI Index. EAFG’s strategy tracks the Pacer Developed Markets Cash Cows Growth Leaders Index, pulling the top 100 international large- and mid-cap securities in developed markets with above-average free cash flow margin from the MSCI EAFE Index. EAFG joins COWG (large-cap U.S.) and CAFG (small-cap U.S.) in the Cash Cows growth series.

As technology increasingly permeates every aspect of our daily lives, the Pacer Data and Digital Revolution ETF (ticker: TRFK) provides exposure to the companies driving the ongoing digital and technological revolution; also, having been our strongest performing fund in 2023.

We deeply value the strong relationships we have built and the trust our partners, financial advisors, and investors have placed in us. Pacer remains committed to delivering long-term value to help investors reach their goals.

Joe M. Thomson,
Chairman, Pacer Funds Trust

Pacer Funds

From 5/1/2023 to 4/30/2024, the S&P 500 gained 22.66%, the Nasdaq-100 gained 32.77%, and the Dow Jones Industrial Average gained 13.41%.

From 5/1/2023 to the end of the year, the market was positive, with the S&P 500 gaining 15.72%, the Nasdaq-100 gaining 27.92%, and the Dow Jones Industrial Average gaining 13.38%.

While inflation decreased, ending 2023 with a Consumer Price Index (CPI) of 3.4%, it remained above the Federal Reserve’s (the “Fed”) 2.0% target, prompting two additional 25 basis point rate hikes in the second half of 2023, one in May and one in June. However, the progress in moderating price pressures allowed the Fed to refrain from further interest rate hikes since July. Raising interest rates helped drive down inflation but also cooled the housing market. Rising interest rates pushed mortgage rates higher, peaking at about 8.0% in October, more than double the rate during the pandemic and well above pre-pandemic levels. Higher mortgage rates led to fewer buyers, but home prices climbed year over year due to diminishing inventory. Fortunately, mortgage rates fell by more than a full point over the last few months of the year, settling at about 6.61% at the end of December 2023.

While the number of new jobs trended lower during the second half of the year, job growth averaged 225,000 through December. There were 6.3 million unemployed in December 2023, compared to 6.0 million a year earlier. The unemployment rate was 3.7% and remained within a range of 3.5%-3.8% for most of the year. Average hourly earnings increased by 4.0% in 2023. The number of job openings decreased during the year but remained solid at 8.7 million.

One of the primary factors in the drop in overall inflation was a decline in energy prices. According to the Consumer Price Index, energy prices fell 6.4% over the 12 months ended in December. Gasoline prices dropped 10.9% over the same period. Food prices, on the other hand, rose 5.8%, while prices for shelter increased 7.9%.

Inflation fell in most major countries during the last quarter of the year. Declining prices for food, energy, and goods, coupled with tightened monetary policies, helped reduce inflation. Several countries saw consumer prices, as measured by the Consumer Price Index, trend lower in December, including Canada, the Eurozone, the United Kingdom, and Japan. For 2023, the STOXX Europe 600 Index rose 12.7%; the United Kingdom’s FTSE advanced 3.8%; Japan’s Nikkei 225 Index gained 28.2%; and China’s Shanghai Composite Index lost 3.7%.

At the start of 2024, investors entered the first quarter optimistic that a soft landing was in store for the economy, expecting a recession to be avoided, inflation to continue improving, and the Fed to start cutting interest rates in March. The economy not only avoided recession but also performed stronger than expected. However, inflation turned sticky again, with April inflation at 3.4%. Consequently, Fed rate cuts have been pushed out to at least June. Investors had previously priced in five cuts for 2024, but expectations now center on two cuts later on the year.

The bull market continued into early 2024. Even the threat of higher interest rates for a longer period didn’t hinder its strong performance. Stocks staged impressive returns in the first quarter, gaining over 10%, bringing total returns to just shy of 30% over the last 12 months.

Stock prices rose in the first quarter despite diminished expectations for Federal Reserve rate cuts in 2024. Gains were led by technology stocks, particularly those expected to benefit from the artificial intelligence boom. Value stocks also joined in the rally. Meanwhile, the bond market’s performance was dented by the prospect of the Fed delaying rate cuts until the middle of the year.

Pacer Funds

The Pacer Trendpilot™ Series

The Pacer Trendpilot series is based on a trend following strategy that alternates exposure between a Benchmark Index and 3-Month US T-Bills using three indicators. It is designed to participate in the market when it is trending up, maintain some exposure during short term market declines and exit the market when it is trending down. The period referenced in this section for all Trendpilot Funds is for the fiscal year end of April 30, 2024.

Pacer Trendpilot® US Large Cap ETF

The Pacer Trendpilot® US Large Cap ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot® US Large Cap Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P 500 Index, (ii) 50% to the S&P 500 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P 500 Total Return Index and its 200-business day historical simple moving average.

The S&P 500 Total Return Index is a total return version of the S&P 500 Index and reflects the reinvestment of dividends paid by the securities in the S&P 500 Index. The S&P 500 Index consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization.

The Fund

The Fund had a NAV total return of 19.96%. The Index had a total return of 20.68%. The S&P 500 Index had a total return of 22.66%.

Since the end of the previous fiscal year, the Fund switched from Equities to 50/50 in November 1, 2023. From there the Fund switched to equities a week later in November 8, 2023. During this time (11/1/2023 – 11/8/2023), the U.S. Treasury 3-Month Yield was relatively unchanged, from 5.4511% to 5.4223%, due to Fed’s rate policy.

PTLC EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
November 1, 2023	50/50	5.4511%
November 8, 2023	Equities	5.4223

Pacer Trendpilot® US Mid Cap ETF

The Pacer Trendpilot® US Mid Cap ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot US Mid Cap Trendpilot Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P MidCap 400 Index, (ii) 50% to the S&P MidCap 400 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P MidCap 400 Total Return Index and its 200-business day historical simple moving average.

The S&P MidCap 400 Total Return Index is a total return version of the S&P MidCap 400 Index and reflects the reinvestment of dividends paid by the securities in the S&P MidCap 400 Index. The S&P Midcap 400 measures the performance of mid-capitalization stocks in the United States.

The Fund

The Fund had a NAV total return of 7.02%. The Index had a total return of 7.77% The S&P MidCap 400 Index had a total return of 16.82%.

Pacer Funds

The Fund had the following exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTMC EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
5/9/2023	50/50	5.1819%
5/19/2023	T-Bills	5.2172
6/9/2023	Equities	5.2354
9/28/2023	50/50	5.4616
10/25/2023	T-Bills	5.4596
11/27/2023	Equities	5.3979

Pacer Trendpilot® 100 ETF

The Pacer Trendpilot® 100 ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer NASDAQ-100 Trendpilot™ Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the Nasdaq-100 Index, (ii) 50% to the Nasdaq-100 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Nasdaq-100 Total Return Index and its 200-business day historical simple moving average.

The Nasdaq-100 Total Return Index is a total return version of the Nasdaq-100 Index and reflects the reinvestment of dividends paid by the securities in the Nasdaq-100 Index. The Nasdaq-100 Index includes approximately 100 of the largest non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Nasdaq-100 Index comprises securities of companies across major industry groups, including computer, biotechnology, healthcare, telecommunications and transportation. However, it does not contain securities of financial companies, including investment companies. The Nasdaq-100 Index was developed by Nasdaq OMX. There is no minimum market capitalization requirement for inclusion in the Nasdaq-100 Index. Inclusion is determined based on the top 100 largest issuers based on market capitalization meeting all other eligibility requirements.

The Fund

The Fund had a NAV total return of 23.36%. The Index had a total return of 24.13%. The NASDAQ-100 Index had a total return of 32.77%.

The Fund had the following exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTNQ EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
6/5/2023	50/50	5.2828%

Pacer Trendpilot® European Index ETF

The Pacer Trendpilot® European Index ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot European Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the FTSE Eurozone Index, (ii) 50% to the FTSE Eurozone Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the FTSE Eurozone Total Return Index and its 200-business day historical simple moving average.

The FTSE Eurozone Index is a rules-based, float-adjusted, market capitalization weighted index comprised of large- and mid-capitalization stocks providing coverage of the developed markets in the euro zone, including primarily France, Germany, Spain, the Netherlands and Italy. The FTSE Eurozone Index is a subset of the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization. The FTSE Eurozone Total Return Index is a total return version of the FTSE Eurozone Index and reflects the reinvestment of dividend paid by the securities in the FTSE Eurozone Index.

Pacer Funds

The Fund

The Fund had a NAV total return of -0.02%. The Index had a total return of 1.40%. The FTSE Eurozone Index (USD) had a total return of 10.33%.

The Fund had the following exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTEU EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
10/2/2023	50/50	5.4555%
10/31/2023	T-Bills	5.4623
11/21/2023	Equities	5.3849

Pacer Trendpilot® International ETF

The Pacer Trendpilot® International ETF is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot International Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P Developed Ex-U.S. LargeCap Index, (ii) 50% to the S&P Developed Ex-U.S. LargeCap Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P Developed Ex-U.S. LargeCap Index and its 200-business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for the S&P Developed Ex-U.S. LargeCap Index is based on the total return version of the S&P Developed Ex-U.S. LargeCap Local Currency Index and reflects the reinvestment of dividends paid by the securities in the S&P Developed Ex-U.S. LargeCap Index. The Index is expected to be predominantly invested in the components of the S&P Developed Ex-U.S. LargeCap Index over most short- and long-term periods and is only expected to invest in 3-Month US Treasury bills from time to time in response to adverse market conditions as defined by the “50/50 Indicator” and “T-Bill Indicator” below.

The S&P Developed Ex-U.S. LargeCap Index is a rules-based, float-adjusted, market capitalization-weighted index comprised of large-capitalization stocks providing coverage of the developed markets excluding the United States. The S&P Developed Ex-U.S. LargeCap Index is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.

The Fund

The Fund had a NAV total return of 6.85%. The Index had a total return of 7.91%. The S&P Developed Ex-US Large Cap Index had a total return of 10.97%.

The Fund had the following exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTIN EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 3-Month Yield
10/26/2023	50/50	5.4484%
11/9/2023	Equities	5.4241%

Pacer Trendpilot® US Bond ETF

The Pacer Trendpilot US Bond ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot US Bond Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure to one of the following positions: (i) 100% to the iBoxx® USD Liquid High Yield Index, (ii) 50% to the iBoxx USD Liquid High Yield Index and 50% to the iBoxx® USD Treasuries 7-10 Year Index or (iii) 100% to iBoxx USD Treasuries 7-10 Year Index, depending on the “Risk Ratio,” described below.

The iBoxx USD Liquid High Yield Index is designed to track the performance of U.S. dollar-denominated, high-yield corporate bonds issued in the U.S. The iBoxx USD Treasuries 7-10 Year Index is designed to measure the performance of U.S. Treasury bonds maturing in 7 to 10 years. The Index uses a “Risk Ratio” to signal a change in the position of the Index. The Risk Ratio is calculated by dividing the value of the iBoxx USD Liquid High Yield Index by the value of the iBoxx USD Treasuries 7-10 Year Index.

Pacer Funds

The Index, and consequently the Fund, may stay in any of its three possible positions for an extended period of time. As described below, the Index will change its position based on the following indicators, and each change will become effective by the close of business on the sixth business day after the indicator for the change is triggered. The Index will be in a new position effective on the seventh business day.

The Fund

The Fund had a NAV total return of 6.30%. The Index had a total return of 7.16%. The iBoxx USD Liquid High Yield Index had a total return of 8.32%.

PTBD had one exposure change initiated on May 30, 2023. This was to switch from T-Bills to Equities, the rate at the time was 5.252.

The Fund had the following exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTBD EXPOSURE CHANGES
Dates	Resulting Exposure	U.S. Treasury 10-Year Yield
May 30, 2023	Equities	5.252%

Pacer Trendpilot® Fund of Funds ETF

The Pacer Trendpilot Fund of Funds ETF is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot Fund of Funds Index (the “Index” or the “Fund of Funds Index”).

The Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Trendpilot ETFs”). Each of the Trendpilot ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the underlying index listed in the following table (collectively, the “Trendpilot Indexes”). Each Trendpilot Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the “Equity Component” specified in the table below, (ii) 50% to the applicable Equity Component and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Equity Component and its 200- business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for each Equity Component is based on the total return version of such Equity Component and reflects the reinvestment of dividends paid by the securities in such Equity Component.

Weight	Trendpilot ETF	Trendpilot Index	Equity Universe
20%	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot US Large Cap Index S	S&P 500® Index
20%	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot US Mid Cap Index	S&P MidCap 400® Index
20%	Pacer Trendpilot® 100 ETF	Pacer NASDAQ-100 Trendpilot Index	NASDAQ-100® Index
20%	Pacer Trendpilot® International ETF	Pacer Trendpilot International Index	S&P Developed Ex-U.S. LargeCap Index
20%	Pacer Trendpilot® US Bond ETF	Pacer Trendpilot US Bond Index	iBoxx USD Liquid High Yield Index

The Fund

The Fund had a NAV total return of 12.39%. The Index had a return of 13.30%. The S&P 1200 Index had a total return of 18.45%.

The Pacer Cash Cows Index® ETF Series

The Pacer Cash Cows ETFs aim to provide capital appreciation over time by screening broad based indexes to identify quality companies with high free cash flow yield. The period referenced in this section for all Cash Cows Funds is for the fiscal year end of April 30, 2024.

Pacer US Cash Cows 100 ETF

The Pacer US Cash Cows 100 ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer US Cash Cows 100 Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization U.S. companies with high free cash flow yields. The initial index universe is derived from the component companies of the Russell 1000 Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash

Pacer Funds

flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The Russell 1000 Index is a market-capitalization weighted index representing the top 1,000 large-cap stocks in the Russell 3000 Index. The Russell 1000 Total Return Index is a total return version of the Russell 1000 Index that reflects the reinvestment of dividends paid by the securities in the Russell 1000 Index.

The Fund

The Fund had a NAV total return of 19.70%. The Index had a total return of 20.34%. The Russell 1000 Value Index had a total return of 13.37%. The Russell 1000 Index had a total return of 22.82%.

During the fiscal year, the top three sectors for contribution to performance were Consumer Discretionary 6.62%, Energy at 6.58%, and Industrials at 2.99%. The three sectors with the lowest contribution to performance were Consumer Staples at -0.46%, Health Care at -0.01%, and Communication Services at 0.27%. These return numbers reflect the contribution to the total return of the fund.

Pacer US Small Cap Cash Cows 100 ETF

The Pacer US Small Cap Cash Cows 100 ETF (the “Fund”) seeks to track the total performance, before fees and expenses, of the Pacer US Small Cap Cash Cows 100 Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to small-capitalization U.S. companies with high free cash flow yields. The initial index universe is derived from the component companies of the S&P Small Cap 600 Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The S&P SmallCap 600 Index measures the performance of 600 small sized companies in the US equity market, with market capitalization ranging from $450 million to $2.1 billion USD. The Index does not overlap holdings with the S&P 500 or S&P MidCap 400.

The Fund

The Fund had a NAV total return of 25.18%. The Index had a total return of 25.37%. The S&P Small Cap 600 Value Index had a total return of 6.95%. The S&P Small Cap 600 Index had a total return of 12.55%.

During the fiscal year, the top three sectors for contribution to performance were Consumer Discretionary 11.48%, Industrials at 8.34%, and Energy at 6.37%. The three sectors with the lowest contribution to performance were Health Care at -0.62%, Consumer Staples at -0.36%, and Real Estate at -0.05%. These return numbers reflect the contribution to the total return of the Fund.

Pacer Global Cash Cows Dividend ETF

The Pacer Global Cash Cows Dividend ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer Global Cash Cows Dividend Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to global companies with high dividend yield backed by a high free cash flow yield. The initial index universe is derived from the component companies of the FTSE Developed Large Cap Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The 300 companies with the highest free cash flow yield are then ranked by their dividend yield. The equity securities of the 100 companies with the highest dividend yield are included in the Index.

The FTSE Developed Large-Cap Index is a market-capitalization weighted index representing the performance of large-cap stocks in developed markets. The FTSE Developed Large-Cap Total Return Index is a total return version of the FTSE Developed Large-Cap Index and reflects the reinvestment of dividends paid by the securities in the FTSE Developed Large-Cap Index.

Pacer Funds

The Fund

The Fund had a NAV total return of 6.17%. The Index had a total return of 7.19%. The MSCI World Value Index had a total return of 12.54%. The FTSE Developed Large-Cap Index had a total return of 20.05%.

During the fiscal year, the top three sectors for contribution to performance were Energy 3.48%, Consumer Discretionary at 2.25%, and Materials at 1.76%. The three sectors with the lowest contribution to performance were Utilities at -0.18%, Consumer Staples at 0.09%, and Communication Services at 0.11%. These return numbers reflect the contribution to the total return of the Fund.

During the fiscal year, the top three countries for contribution to performance were the United States at 3.51%, Japan at 2.21%, and Italy at 0.99%. The three countries with the lowest contribution to performance were Denmark at -0.27%, Hong Kong at -0.27%, and Switzerland at -0.26%. These return numbers reflect the contribution to the total return of the Fund.

Pacer Developed Markets International Cash Cows 100 ETF

The Pacer Developed Markets International Cash Cows 100 ETF (the “Fund”) seeks to track the total performance, before fees and expenses, of the Pacer Developed Markets International Cash Cows 100 Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization non-U.S. companies in developed markets with high free cash flow yields. The initial index universe is derived from the component companies of the FTSE Developed ex US Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts and companies with a market capitalization of less than $3 billion are excluded from the Index universe. The remaining companies are ranked by their average daily trading value (“ADTV”) for the prior three months. The 500 companies with the highest ADTV are then ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The FTSE Developed ex-US Index is comprised of Large (85%) and Mid (15%) cap stocks providing coverage of Developed markets (24 countries) excluding the US. The index is derived from the FTSE Global Equity Index Series, which covers over 99% of the world’s investable market capitalization.

The Fund

The Fund had a NAV total return of 10.00%. The Index had a total return of 11.26%. The MSCI EAFE Value Index had a total return of 12.44%. The FTSE Developed ex-US Index had a total return of 9.31%.

During the fiscal year, the top three sectors for contribution to performance were Energy 3.92%, Consumer Discretionary at 3.47%, and Industrials at 3.17%. The three sectors with the lowest contribution to performance were Health Care at -0.26%, Utilities at -0.20%, and Consumer Staples at -0.03%. These return numbers reflect the contribution to the total return of the Fund.

During the fiscal year, the top three countries for contribution to performance were Japan at 6.28%, Italy at 1.32%, and South Korea at 0.98%. The three countries with the lowest contribution to performance were Denmark at -0.47%, Netherlands at -0.32%, and Singapore at -0.19%. These return numbers reflect the contribution to the total return of the Fund.

Pacer Emerging Markets Cash Cows 100 ETF

The Pacer Emerging Markets Cash Cows 100 ETF is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Emerging Markets Cash Cows 100 Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization companies in emerging markets with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows”. The initial index universe is derived from the component companies of the FTSE Emerging Markets Index. The Fund defines emerging markets countries as those countries included in the FTSE Emerging Markets Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts (“REITs”), companies with a market capitalization of less than $2 billion, and companies whose average daily trading value (“ADTV”) for the prior 90 days does not exceed $5 million are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month

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period. The equity securities of the 100 companies with the highest free cash flow yield (the “Top 100 Companies”) are included in the Index, subject to the exceptions described below. At the time of each rebalance of the Index, the companies included in the Index are weighted in proportion to their trailing twelve-month free cash flow, and weightings are capped at 2% of the weight of the Index for any individual company. Additionally, the Index is limited to a maximum of twenty companies from any individual country and any sector. If the Top 100 Companies include more than 20 companies from an individual country or sector (the “Exposure Limit”), the Index will exclude the companies with the lowest free cash flow yield from each country and/or sector needed to meet the Exposure Limit and will include companies outside the Top 100 Companies based on their free cash flow yield until the Index includes 100 companies and satisfies the Exposure Limit. The Index is reconstituted and rebalanced semi-annually as of the close of business on the 3rd Friday of June and December based on data as of the 1st Friday of the applicable rebalance month.

The Fund

The Fund had a NAV total return of 11.79%. The Index had a total return of 14.50%. The MSCI Emerging Markets Value Index had a total return of 11.60%. The FTSE Emerging Market Index had a total return of 10.80%.

During the fiscal year, the top three sectors for contribution to performance were Information Technology 7.54%, Energy at 4.83%, and Industrials at 4.10%. The three sectors with the lowest contribution to performance were Communication Services at -1.07%, Health Care at -0.58%, and Consumer Discretionary at 0.50%. These return numbers reflect the contribution to the total return of the Fund.

During the fiscal year, the top three countries for contribution to performance were Taiwan at 8.70%, Turkey at 4.38%, and Brazil at 2.61%. The three countries with the lowest contribution to performance were South Africa at -1.96%, Indonesia at -1.54%, and Thailand at -0.46%. These return numbers reflect the contribution to the total return of the Fund.

Pacer US Large Cap Cash Cows Growth Leaders ETF

The Pacer US Large Cap Cash Cows Growth Leaders ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the performance, before fees and expenses, of the Pacer US Large Cap Cash Cows Growth Leaders Index (the “Index”).

The Index uses a rules-based methodology that seeks to provide exposure to large capitalization U.S. companies with above average free cash flow margins. Companies with above average free cash flow margins are commonly referred to as “cash cows.” The initial Index universe is typically derived from the component companies of the Russell 1000 Index®. The initial universe of companies is typically screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies for which information on their projected free cash flows or earnings is not available will typically remain in the Index universe. A company’s projected free cash flows and earnings are typically determined by the Index Provider. Companies with negative average projected free cash flows or earnings are typically removed from the Index universe. Additionally, companies in the financial or real estate sectors are typically excluded from the Index universe.

The Fund

The Fund had a NAV total return of 22.96%. The Index had a total return of 23.49%. The Russell 1000 Growth Index had a total return of 31.80%. The Russell 1000 Index had a total return of 22.82%.

During the fiscal year, the top three sectors for contribution to performance were Information Technology 21.92%, Energy at 1.39%, and Industrials at 1.09%. The three sectors with the lowest contribution to performance were Health Care at -1.46%, Consumer Staples at -0.31%, and Utilities at -0.02%. These return numbers reflect the contribution to the total return of the Fund.

Pacer US Small Cap Cash Cows Growth Leaders ETF

The Pacer US Small Cap Cash Cows Growth Leaders ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the performance, before fees and expenses, of the Pacer US Small Cap Cash Cows Growth Leaders Index (the “Index”).

The Index uses a rules-based methodology that seeks to provide exposure to small-capitalization U.S. companies with above average free cash flow margins. Companies with above average free cash flow margins are commonly referred to as “cash cows.” The Fund considers a company to be a small-capitalization at the time of purchase if it was included in the S&P SmallCap 600® Index (the “S&P SmallCap 600”) at any time within the prior six months. The initial Index universe is derived from the component companies of the S&P SmallCap 600. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies for which information on their projected free cash flows or earnings is not available will remain in the Index universe. A

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company’s projected free cash flows and earnings are determined by the Index Provider. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, companies in the financial or real estate sectors are excluded from the Index universe.

The Fund

The Fund’s inception occurred during the fiscal year on 5/1/2023. Since inception, it had a NAV total return of 14.26%. The Index had a total return of 15.08%. The S&P SmallCap 600 Index had a total return of 12.55%.

During the fiscal year, the top three sectors for contribution to performance were Information Technology 5.79%, Consumer Discretionary at 5.56%, and Industrials at 5.55%. The three sectors with the lowest contribution to performance were Health Care at -2.57%, Communication Services at -1.04%, and Utilities at 0.01%. These return numbers reflect the contribution to the total return of the Fund.

Pacer US Cash Cows Growth ETF

The Pacer US Cash Cows Growth ETF is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer US Cash Cows Growth Index (the “Index”).

The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group, an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”). The Index uses an objective, rules-based methodology to provide exposure to mid- and large-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows”. The initial Index universe is derived from the component companies of the S&P 900® Pure Growth Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies for which information on their projected free cash flows or earnings is not available will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts (“REITs”), are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 50 companies with the highest free cash flow yield are included in the Index. At the time of each rebalance of the Index, the companies included in the Index are weighted in proportion to their current market capitalization, and weightings are capped at 5% of the weight of the Index for any individual company. Weight above the 5% limitation is redistributed among the other Index constituents in proportion to their weights. The Index is reconstituted and rebalanced quarterly as of the close of business on the 3nd Friday of March, June, September, and December based on data as of the 2nd Friday of the applicable rebalance month.

The Fund

The Fund had a NAV total return of 17.34%. The Index had a total return of 17.31%. The S&P 900 Pure Growth Index had a total return of 22.79%.

During the fiscal year, the top three sectors for contribution to performance were Industrials 4.75%, Information Technology at 4.05%, and Energy at 4.01%. The three sectors with the lowest contribution to performance were Health Care at -2.95%, Consumer Staples at -0.03%, and Utilities at 1.58%. These return numbers reflect the contribution to the total return of the Fund.

Pacer Cash Cows Fund of Funds ETF

The Pacer Cash Cows Fund of Funds ETF is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Cash Cows Fund of Funds Index (the “Index” or the “Fund of Funds Index”).

The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group, an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”). The Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Cash Cows ETFs”). Each of the Cash Cows ETFs is an index-based ETF that seeks to track the total return performance,

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before fees and expenses, of the applicable underlying index listed in the following table (collectively, the “Cash Cows Indexes”). Each Cash Cows Index uses an objective, rules-based methodology to provide exposure to companies with high free cash flow yields (commonly referred to as “cash cows”) selected from the applicable “Equity Universe” as indicated in the following table.

Weight	Cash Cows ETF	Cash Cows Index	Equity Universe
20%	Pacer US Cash Cows 100 ETF	Pacer US Cash Cows 100 Index	Russell 1000 Index
20%	Pacer Global Cash Cows Dividend ETF	Pacer Global Cash Cows Dividend Index	FTSE Developed Large Cap Index
20%	Pacer US Small Cap Cash Cows 100 ETF	Pacer US Small Cap Cash Cows Index	S&P Small Cap 600® Index
20%	Pacer US Cash Cows Growth ETF	Pacer US Cash Cows Growth Index	S&P 900® Pure Growth Index
20%	Pacer Developed Markets International Cash Cows 100 ETF	Pacer Developed Markets International Cash Cows 100 Index	FTSE Developed ex US Index

The Fund

The Fund had a NAV total return of 15.38%. The Index had a total return of 16.25%. The FTSE All-World Developed Index had a total return of 17.95%.

The Fund’s top contributor to its return was Pacer US Small Cap Cash Cows ETF at 5.41%. The Fund’s bottom contributor to its return was Pacer Global Cash Cows Dividend ETF at 1.07%. These return numbers reflect the contribution to the total return of the Fund.

The Pacer Custom ETF Series

The Pacer Custom ETFs are strategy-driven, rules-based and are each designed to offer a specific investment focus. The period referenced in this section for all custom funds is for the fiscal year end of April 30, 2024.

Pacer WealthShield ETF

The Pacer WealthShield ETF (the “Fund”) seeks to track the total performance, before fees and expenses, of the Pacer WealthShield Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a trend-following strategy that directs some or all of the Index’s exposure to (i) U.S. equity securities or (ii) U.S. Treasury securities depending on the strength of the high yield corporate (“junk”) bond market relative to U.S. Treasury bonds and the momentum of certain U.S. equity sectors or industries and of long-term U.S. Treasury bonds.

The Fund

The Fund had a NAV total return of 4.06%. The Index had a total return of 4.65%. The S&P 500 Index had a total return of 22.66%.

The fund was “risk on” for the entire fiscal year 2024.

Pacer Industrial Real Estate ETF

The Pacer Industrial Real Estate ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Solactive GPR Industrial Real Estate Index (the “Index”).

The Index is generally composed of the equity securities of developed markets companies that derive at least 85% of their earnings or revenues from real estate operations in the industrial real estate sector (“Industrial Companies”), including companies that derive at least 85% of their earnings or revenues from self-storage real estate operations (“Self-Storage Companies”). At the time of each reconstitution of the Index, Industrial Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares that are part of the GPR 250 Index are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States.

The Fund

The Fund had a NAV total return of -9.31%. The Solactive GPR Industrial Real Estate Index had a total return of -8.72%.

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The Fund’s top three contributors to its return were SEGRO plc at 4.67% total return and a contribution of 0.37%, AB Sagax Class B at 4.85% total return and a contribution of 0.35%, and STAG Industrial at 5.77% total return and a contribution of 0.28%. The Fund’s bottom three contributors to its return were Prologis, Inc. at -16.21% total return and a contribution of -2.41%, Public storage at -8.17% total return and a contribution of -1.46%, and Rexford Industries Reality at -20.90% total return and a contribution of -0.98%.

Pacer Data & Infrastructure Real Estate ETF

The Pacer Data & Infrastructure Real Estate ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Solactive GPR Data & Infrastructure Real Estate Index (the “Index”).

The Index is generally composed of equity securities of developed markets companies that derive at least 85% of their earnings or revenues from real estate operations in the data and infrastructure real estate sectors (“Eligible Companies”). At the time of each reconstitution of the Index, Eligible Companies with a market capitalization of more than $500 million and average daily traded volume of at least 10,000 shares that are part of the GPR 250 Index and the GPR Pure Infrastructure Index are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States.

The Fund

The Fund had a NAV total return of -7.74%. The Solactive GPR Data & Infrastructure Real Estate Index had a total return of -6.85%.

The Fund’s top three contributors to its return Uniti Group Inc at 88.43% total return and a contribution of 2.25%, Digital Reality Trust at 45.48% total return and a contribution of 2.12%, and Iron Mountain at 45.87% total return with a contribution of 1.70%. The Fund’s bottom three contributors to its return were Crown Castle at -19.30% total return and a contribution of -3.10%, American Tower Corporation at -13.07% total return and a contribution of -2.15, and Eutelsat Communications SA at -39.14% total return and a contribution of -1.37%.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

The Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index (the “Index”).

The Index uses an objective, rules-based methodology to track the performance of a semi-annual rotation of certain sectors within the S&P 500 Equal Weight Index (“EWI”). The S&P 500 EWI is an equal-weighted version of the S&P 500®, which measures the performance of the large-cap segment of the U.S. equity market. The S&P 500 EWI includes stocks covering all 11 Global Industry Classification Standard (“GICS®”) sectors, six of which are eligible for inclusion in the Index.

The Fund

The Fund had a NAV total return of 3.13%. The Index had a total return of 3.83%. The S&P 500 Index had a total return of 22.66%.

Between 5/1/2024 and 4/30/2024, the fund’s returns were influenced by Information Technology which contributed 6.29%, Industrials which contributed 6.22%, and Consumer Discretionary which contributed 5.61%.

Conversely, the bottom three contributors to the Fund’s return were Real Estate which did not contribute to the performance of the fund, Health Care which contributed -8.97%, and Consumer Staples which contributed -10.04% to the fund’s performance.

These return numbers reflect the contribution to the total return of the Fund.

Pacer CSOP FTSE China A50 ETF

The Pacer CSOP FTSE China A50 ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to provide investment results that, before fees and expenses, track the performance for the FTSE China A50 Net Total Return Index (the “Index.”)

The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is comprised of A-Shares issued by the 50 largest companies in the China A-Shares market. The Index is a net total return index, which means that the performance of the Index assumes that dividends paid by the Index constituents, net of any withholding taxes, are reinvested in additional shares of such Index constituents. The Index is a free float-adjusted market capitalization-weighted index compiled and published by FTSE International Limited (“FTSE” or the “Index Provider”), which is not affiliated with the Fund, Pacer Advisors, Inc. (the “Adviser”), CSOP Asset Management Limited (the “Sub-Adviser”), or the Fund’s distributor. The Index is

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a real-time, tradable index comprising the largest 50 China A-Share companies by full market capitalization of the FTSE China AAll Cap Free Index. The Index is a subset of the FTSE China AAll Cap Free Index, FTSE’s most comprehensive benchmark for the Chinese A-Share market. It is denominated and quoted in Chinese Yuan (“CNY”) and comprised of stocks listed on the Shanghai Stock and Shenzhen Stock Exchange main markets, the Shenzhen SME Board and/or the Shenzhen ChiNext Board. The Index Provider determines the composition of the Index and relative weightings of the Index constituents based on the Index’s methodology and publishes information regarding the market value of the Index.

The Fund

The Fund had a NAV total return of -7.50%. The FTSE China A50 Index had a total return of -6.95%.

During the fiscal year, the top three sectors for contribution to performance were Energy, which contributed 1.15%, Utilities which contributed 0.72%, and Material which contributed 0.66% to the performance of the fund.

Conversely, the bottom three contributors to the Fund’s return were Consumer staples which contributed -3.47%, Industrial which contributed -2.09%, and Consumer Discretionary which contributed -1.43% to the performance of the fund.

These return numbers reflect the contribution to the total return of the Fund.

The Pacer Factor ETF Series

The Pacer Factor ETFs invest in equities based on certain shared characteristics (factors) and seeks to outperform the market over time. Three of these funds, the Pacer Lunt funds, have the ability to rotate their factor exposures on a monthly basis based on certain signals in an effort to realize greater returns than the overall market. The period referenced in this section for all factor funds is for the fiscal year end of April 30, 2024.

Pacer BioThreat Strategy ETF

The Pacer BioThreat Strategy ETF employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index.

The Index is based on a proprietary methodology developed by LifeSci Index Partners, LLC, the Fund’s Index Provider (the “Index Provider”), which is not affiliated with the Fund, its distributor, or Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”). The Index is generally composed of U.S.-listed stocks of companies whose products or services help protect against, endure, or recover from biological threats to human health. Companies helping to protect against such threats include those that conduct research to identify or anticipate such threats and those developing or producing the tools necessary to detect them. Companies helping to endure biological threats include those offering goods or services to help individuals, organizations, businesses, and governments adapt to requirements for social distancing or remote connectivity. Such companies may reflect a variety of industries, ranging from the provision of consumer staples that may be stockpiled in an emergency to critical healthcare supplies to basic energy resources. Companies helping to recover from a biological threat include those that support the treatment of diseases or responses to chemical or biological attacks. The Index selects companies based on a proprietary, multi-step research process. First, the Index Provider conducts fundamental research to identify the most important current and emerging biological threats to human health. Such threats may include pandemic diseases, biological warfare, food and water safety, environmental safety, and natural disasters. Next, the Index Provider utilizes publicly available information such as financial reports and screens, corporate websites, news reports, and interviews with key opinion leaders to identify publicly traded companies which protect against and prepare for recovering from these threats. These companies have products, technologies, and services that seek to: ● research or combat pandemic diseases such as the novel coronavirus (COVID-19), Zika, H1N1, Ebola, avian flu, and MERS; ● combat agents of biological or chemical warfare such as anthrax, sarin gas, variola virus, and brucellosis; ● detect the presence of biological or chemical threats; ● enable social distancing and increased productivity for working and shopping at home; ● secure national borders and ports and strengthen homeland security; ● aid in stockpiling of products in times of natural disasters and disease outbreaks, such as canned foods, power sources, consumer first aid kits, anti-microbial agents, gas masks, and sterilization supplies and services; and ● test and improve food and water safety and purity. Finally, the Index Provider only includes those companies with a minimum market capitalization of $1 billion and a minimum average daily value traded for the last six months of at least $2 million. Index components are weighted based on their market capitalization, subject to a maximum weight of 4.9% at the time of rebalance. The Index is reconstituted (i.e., components are added or removed and weights are reset based on the Index methodology) on the third Friday of each January and rebalanced (i.e., weights are reset based on the Index methodology, but no components are added or removed) semi-annually as of the close of business on the third Friday of each January and July. The weights are fixed as of closing prices on the second Friday in each January and July. As of April 30, 2024, the Index was made up of 50 companies and included significant allocations to companies in the health care and industrial sectors.

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The Fund

The Fund had a NAV total return of 18.52%. The Index had a total return of 19.38%. The S&P 500 Index had a total return of 22.66%.

During the fiscal year (5/1/2024 – 4/30/2024) the top three sectors for contribution to performance were Information Technology, which contributed 11.09%, Consumer Discretionary which contributed 4.58%, and Communication Services which contributed 3.35% to the total return of the funds performance.

Conversely, the bottom three contributors to the Fund’s return were Health Care, which contributed -1.15%, Consumer Staples which contributed 0.25%, and Material which contributed 0.70% to the total return of the fund’s performance.

These return numbers reflect the contribution to the total return of the Fund.

Pacer Lunt Large Cap Alternator ETF

The Pacer Lunt Large Cap Alternator ETF employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index.

The Index is based on a proprietary methodology developed by Lunt Capital Management, Inc. (“Lunt Capital” or the “Index Provider”). The Index uses an objective, rules-based methodology to provide exposure to large-capitalization U.S. companies. The Index uses Lunt Capital’s proprietary relative strength methodology to rotate between the holdings of one of two sub-indices, the S&P 500 Low Volatility Index and the S&P 500 High Beta Index (each, a “Sub-Index,” and together, the “Sub-Indices”), that seek to identify the 100 components of the S&P 500 Index that most strongly exhibit a particular trait (e.g., low volatility or high beta). Each Sub-Index is composed of the 100 securities comprising the S&P 500 Index that most strongly exhibit the characteristic screened for by the Sub-Index. The S&P 500 is a free-float weighted index that measures the performance of the large-cap segment of the U.S. equity market. The S&P500 includes approximately 500 leading companies and captures approximately 80% of the U.S. market capitalization. Accordingly, each Sub-Index is composed of large-capitalization equity 4 securities. S&P Opco LLC (a subsidiary of S&P Dow Jones Indices, LLC) compiles, maintains, and calculates the S&P 500 Index and the Sub-Indices. The S&P 500 Low Volatility Index is composed of the 100 securities comprising the S&P 500 Index that have exhibited the lowest realized volatility over the prior 12 months. Each stock comprising the S&P 500 Low Volatility Index is weighted by the inverse of its volatility with the least volatile stocks receiving the highest weights. Volatility is a statistical measurement of the magnitude of price fluctuations in a stock’s price over time. The S&P 500 High Beta Index is composed of the 100 securities comprising the S&P 500 Index that have exhibited the highest sensitivity to market movements, or “beta,” over the prior 12 months. The weight of each stock in the S&P 500 High Beta Index is proportionate to its beta, rather than to its market capitalization. Beta is a measure of relative risk and is the rate of change of a security’s price. The Index utilizes Lunt Capital’s proprietary relative strength analysis in its attempt to determine which Sub-Index is likely to exhibit better price performance than the other Sub-Index. Pursuant to this methodology, the Index Provider calculates the “Risk Adjusted Score” for each Sub-Index. Each Sub-Index’s “Risk-Adjusted Score” is calculated using the Sub-Index’s standard deviation of returns over the prior 12 months. On the final trading day of each month, the Index Provider computes the relative strength of each Sub-Index by comparing each Sub-Index’s Risk-Adjusted Score. The Index Provider considers the Sub-Index with the higher Risk-Adjusted Score to have the higher relative strength. The Index is composed of the securities comprising the Sub-Index demonstrating the greater relative strength. The Index is reconstituted and rebalanced monthly, except when the Index methodology would not result in a change in the Sub-Index comprising the Index at such time.

The Fund

The Fund had a NAV total return of -5.65%. The Index had a total return of -4.91%. The S&P 500 Index had a total return of 22.66%.

During the fiscal year, the top three sectors for contribution to performance were Consumer Staples which contributed 1.52%, Industrials which contributed 1.07%, and Energy which contributed 0.53% to the fund’s total performance.

Conversely, the bottom three contributors to the Fund’s return were Consumer Discretionary which contributed -2.17%, Health Care which contributed -0.96%, and Financial which contributed -0.73% to the fund’s total performance.

These return numbers reflect the contribution to the total return of the fund.

Pacer Lunt Midcap Multi-Factor Alternator ETF

The Pacer Lunt Midcap Multi-Factor Alternator ETF employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index.

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The Index is based on a proprietary methodology developed by Lunt Capital Management, Inc. (“Lunt Capital” or the “Index Provider”). The Index uses an objective, rules-based methodology to provide exposure to mid-capitalization U.S. companies. The Index uses Lunt Capital’s proprietary relative strength methodology to rotate between the holdings of the highest and lowest quintile components of four factor-based indices of the S&P MidCap 400 Index (each, a “Sub-Index,” and together, the “Sub-Indices”), that seek to identify the components of the S&P MidCap 400 Index that most strongly exhibit a particular factor. The four factor groups are Momentum, Quality, Value, and Volatility. 9 The Index will include holdings for two of the following eight Sub-Indices: Momentum Quality Value Volatility Highest Quintile S&P MidCap 400 Momentum Index S&P MidCap 400 Quality Index S&P MidCap 400 Enhanced Value Index S&P MidCap 400 Volatility - Highest Quintile Index Lowest Quintile S&P MidCap 400 Momentum - Lowest Quintile Index S&P MidCap 400 Quality - Lowest Quintile Index S&P MidCap 400 Enhanced Value - Lowest Quintile Index S&P MidCap 400 Low Volatility Index Each Sub-Index is composed of the 80 securities (a quintile) comprising the S&P MidCap 400 Index that most strongly exhibit the characteristic screened for by the Sub-Index. The S&P MidCap 400 Index is a market-weighted index and measures the performance of mid-capitalization stocks in the United States. S&P Opco LLC (a subsidiary of S&P Dow Jones Indices, LLC) compiles, maintains, and calculates the S&P MidCap 400 Index and the Sub-Indices. The Index utilizes Lunt Capital’s proprietary relative strength analysis in its attempt to determine which two Sub-Indices are likely to exhibit better price performance than the other Sub-Indices. Pursuant to this methodology, the Index Provider calculates the “Risk Adjusted Score” for each Sub-Index. On the final trading day of each month, the Index Provider computes the relative strength of each Sub-Index by comparing each Sub-Index’s Risk-Adjusted Score. The Index Provider considers a higher Risk-Adjusted Score to indicate greater relative strength. The Index is composed of the securities comprising the two Sub-Indices demonstrating the greatest relative strength unless such Sub-Indices include both the highest and lowest quintile from the same factor group, in which case only the Sub-Indices with the highest and third-highest Risk-Adjusted Score would be selected. The Index is reconstituted and rebalanced monthly, except when the Index methodology would not result in a change in the Sub-Indices comprising the Index at such time.

The Fund

The Fund had a NAV total return of 30.16%. The Index had a total return of 31.19%. The S&P MidCap 400 Index had a total return of 16.82%.

During the fiscal year, the top three sectors for contribution to performance were Information Technology which contributed 8.81%, Industrials which contributed 7.63%, and Consumer Discretionary which contributed 6.97% to the total performance of the fund.

Conversely, the bottom three contributors to the Fund’s return were Health Care which contributed -0.38%, Communication Service which contributed -0.17%, and Utilities which contributed 0.04% to the total returns of the fund’s performance.

These return numbers reflect the contribution to the total return of the fund.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

The Pacer Lunt Large Cap Multi-Factor Alternator ETF employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed by Lunt Capital Management, Inc. (“Lunt Capital” or the “Index Provider”). The Index uses an objective, rules-based methodology to provide exposure to large-capitalization U.S. companies. The Index uses Lunt Capital’s proprietary relative strength methodology to rotate between the holdings of the highest and lowest quintile components of four factor-based indices of the S&P 500 Index (each, a “Sub-Index,” and together, the “Sub-Indices”), that seek to identify the components of the S&P 500 Index that most strongly exhibit a particular factor. The four factor groups are Momentum, Quality, Value, and Volatility. 14 The Index will include holdings for two of the following eight Sub-Indices: Momentum Quality Value Volatility Highest Quintile S&P 500 Momentum Index S&P 500 Quality Index S&P 500 Enhanced Value Index S&P 500 Volatility - Highest Quintile Index Lowest Quintile S&P 500 Momentum - Lowest Quintile Index S&P 500 Quality - Lowest Quintile Index S&P 500 Enhanced Value - Lowest Quintile Index S&P 500 Low Volatility Index Each Sub-Index is composed of the 100 securities (a quintile) comprising the S&P 500 Index that most strongly exhibit the characteristic screened for by the Sub-Index. The S&P 500 is a free-float weighted index that measures the performance of the large-cap segment of the U.S. equity market. The S&P 500 includes approximately 500 leading companies and captures approximately 80% of the U.S. market capitalization. S&P Opco LLC (a subsidiary of S&P Dow Jones Indices, LLC) compiles, maintains, and calculates the S&P 500 Index and the Sub-Indices. The Index utilizes Lunt Capital’s proprietary relative strength analysis in its attempt to determine which two Sub-Indices are likely to exhibit better price performance than the other Sub-Indices. Pursuant to this methodology, the Index Provider calculates the “Risk Adjusted Score” for each Sub-Index. On the final trading day of each month, the Index Provider computes the relative strength of each Sub-Index by comparing each Sub-Index’s Risk-Adjusted Score. The Index Provider considers a higher Risk-Adjusted Score to indicate greater relative strength. The Index is composed of the securities comprising the two Sub-Indices demonstrating the greatest relative strength unless such Sub-Indices include both the highest and lowest quintile from the same factor group, in which case only the Sub-Indices with the highest and third-highest Risk-Adjusted Score

Pacer Funds

would be selected. The Index is reconstituted and rebalanced monthly, except when the Index methodology would not result in a change in the Sub-Indices comprising the Index at such time. The Fund’s Investment Strategy Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Fund’s underlying Index or in one or more ETFs that track the performance of all or a portion of such component securities in the same approximate proportion as in the Fund’s underlying Index. The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better. The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

The Fund

The Fund had a NAV total return of 27.83%. The Index had a total return of 28.83%. The S&P 500 Index had a total return of 22.66%

During the fiscal year, the top three sectors for contribution to performance were Consumer Staples which contributed 1.52%, Industrials which contributed 1.07%, and Energy which contributed 0.53% to the total return performance of the fund.

Conversely, the bottom three contributors to the Fund’s return were Consumer Discretionary which contributed -2.17%, Health Care which contributed -0.96%, and Financial which contributed -0.73% to the total return performance of the fund.

These return numbers reflect the contribution to the total return of the fund.

The Pacer Leaders ETF Series

The Pacer Leaders ETFs are strategy-driven, rules-based and are each designed to offer exposure to leaders in specific themes. The period referenced in this section for all custom funds is for the fiscal year end of April 30, 2024.

Pacer US Export Leaders ETF

The Pacer US Export Leaders ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Pacer US Export Leaders Index (the “Index”).

The Index uses an objective, rules-based methodology to measure the performance of an equal weight portfolio of approximately 100 large- and mid-capitalization U.S. companies with a high percentage of foreign sales and high free cash flow growth. Free cash flow is a company’s cash flow from operations minus its capital expenditures. Construction of the Index begins with an initial universe of the 200 companies across the S&P 900® Index (which is comprised of the S&P 500® Index (“S&P 500”) and S&P MidCap 400® Index (“S&P MidCap 400”)) that have the highest annual foreign sales as a percentage of total sales. The 200 companies are then narrowed to the 100 companies with the highest change in free cash flow growth over the past five years, and those 100 companies are equally weighted to create the Index. The Index is reconstituted and rebalanced to equal-weight quarterly. From time to time, the Index may include more or less than 100 companies as a result of events such as acquisitions, spin-offs and other corporate actions. The S&P 500 consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization. The S&P MidCap 400 measures the performance of mid-capitalization stocks in the United States.

The Fund

The Fund had a NAV total return of 18.40%. The Index had a total return of 19.11%. The S&P 900 Index had a total return of 22.32%.

During the fiscal year, the top three sectors for contribution to performance were Information Technology which contributed 13.17%, Industrial which contributed 4.51%, and Communication Services which contributed 1.10% to the total return of the fun’s performance.

Conversely, the bottom three contributors to the Fund’s return were Health Care which contributed -1.33%, Consumer Staples which contributed -0.45%, and Real Estate which contributed 0.07% to the fund’s total return performance.

These return numbers reflect the contribution to the total return of the fund.

Pacer Pacific Asset Floating Rate High Income ETF

Aristotle Pacific Capital, LLC (the “Sub-Adviser”) seeks to achieve the Fund’s investment objective by selecting a focused portfolio comprised primarily of income-producing adjustable rate securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans and other adjustable rate securities. Other adjustable rate securities will typically include collateralized loan obligations (“CLOs”), asset-backed securities (“ABS”), and commercial mortgage

Pacer Funds

backed securities (“CMBS”) (collectively, “Adjustable Rate Securities”). The Fund is expected to invest primarily in loans and Adjustable Rate Securities that are rated below investment grade (i.e., high yield securities, sometimes called “junk bonds” or non-investment grade securities) or, if unrated, of comparable quality as determined by the Sub-Adviser. The Fund may invest in U.S.-dollar denominated senior floating rate loans and Adjustable Rate Securities of domestic and foreign issuers. Senior floating rate loans are debt instruments that may have a right to payment that is senior to most other debts of borrowers. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions, which may from time to time prepay their loan obligations in response, for example, to changes in interest rates. Senior loans in which the Fund may invest include secured and unsecured loans. Generally, secured floating rate loans are secured by specific assets of the borrower. An adjustable rate security includes any fixed income security that requires periodic changes in its interest rate based upon changes in a recognized index interest rate or another method of determining prevailing interest rates. The Fund invests in various types of ABS, such as auto loan and student loan ABS. The Fund is actively managed. The Fund may invest up to 20% of its assets in certain other types of debt instruments or securities, including corporate bonds (including floating rate investment grade bonds) and secured or unsecured second lien floating rate loans. Second lien loans generally are second in line behind senior loans in terms of prepayment priority with respect to pledged collateral and therefore have a lower credit quality as compared to senior loans but may produce a higher yield to compensate for the additional risk. The secondary market on which high yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of the Fund to sell a high yield security or the price at which the Fund could sell a high yield security, and could adversely affect the daily NAV of Fund shares. When secondary markets for high yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments, as such term is defined by Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). When the Sub-Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objectives, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objectives. The Fund may invest from time to time more heavily in one or more sectors of the economy than in other sectors.

The Fund

The Fund had a NAV total return of 13.25%. The S&P/LSTA Leveraged Loan Total Return Index had a total return of 11.47%.

The Fund’s top three performers in the fund were Neuberger Berman Loan Advisers CLO 48 Ltd with a total return of 14.08% and a contribution to the return of the fund of 0.14%. Harbor Park CLO 18-1 Ltd with a total return of 18.56% and a contribution of 0.14% to the return of the fund. And Goldentree Loan Management US CLO 1 Ltd with a total return of 20.03% which was a contribution to the return of the fund of 0.11%.

The Fund’s bottom three contributors to its return were Altice France Societe Anonyme Term Loan 15-aug-2028 with a total return of -15.63% and a contribution of -0.06%, ROCKLAND OK CLO 2021 with a total return of -1.06% and a contribution of -0.01%, and ELMWOOD CLO LTD 2021-12 with a total return of -2.00% and a contribution of -0.01% to the total return of the fund.

Pacer Data and Digital Revolution ETF

The Pacer Data and Digital Revolution ETF (the “Fund”) employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Pacer Data Transmission and Communication Revolution Index (the “Index”).

The Index is based on a proprietary methodology developed and maintained by Index Design Group, an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”). The Index is a rules-based index that consists of globally-listed stocks and depositary receipts of companies that, at the time of being added to the Index, derive at least 50% of their revenues from one of the following activities related to the use, manipulation, transmission, or storage of data (i.e., information that is stored in a digital or electronic format) and the ancillary services that enable these processes (i.e., services that enable companies to use, manipulate, transmit, or store data): electrical equipment and component manufacturing; automatic environmental control or heating and cooling equipment; computer storage device manufacturing; computer systems design services; computer equipment or telephone 3 equipment manufacturing; custom computer programming or record reproducing services; data processing and hosting services; software publishing; semiconductor manufacturing; wireless communications equipment manufacturing; communication and energy wire or wiring device manufacturing or producers of raw materials; cybersecurity systems and data protection services; power and distribution transformer manufacturing; satellite and digital telecommunications; electrical

Pacer Funds

equipment component manufacturing; industrial value manufacturing; commercial machinery manufacturing; instruments used for measuring, displaying, and controlling industrial process variables (e.g., instruments used for testing electricity and glass thermometers for non-medical uses); computer facilities management services; or electrical equipment or wiring supplies wholesalers (collectively, “Data and Digital Revolution”), as determined by the Index Provider.

The Fund

The Fund had a NAV total return of 58.06%. The index had a total return of 59.18%. The S&P Global 1200 Index had a total return of 18.44%.

The Fund’s top three contributors to its return were NVIDIA Corporation at 211.47% total return and a contribution 15.60%, Advanced Micro Devices, Inc. at 77.22% total return and a contribution of 4.40%, and Broadcom Inc. at 111.66% total return and a contribution of 9.43% to the total return of the fund.

The Fund’s bottom three contributors to its return were Nokia Oyj at a total return of -10.66% and a contribution of -0.28%, Hexatronic Group AB at a total return of -62.73% and a contribution of -0.11%, and Calix, Inc at a total return of -39.32% and a contribution of -0.08%.

Pacer Industrials and Logistics ETF

The Pacer Industrials and Logistics ETF (the “Fund”) employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Pacer Global Supply Chain Infrastructure Index (the “Index”).

The Index is based on a proprietary methodology developed and maintained by Index Design Group, an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”). The Index consists of globally-listed stocks and depositary receipts of industrials and logistics companies, as described below. Companies eligible to be added to the Index are those that derive at least 50% of their revenue from the following activities: (i) transportation, including air, ocean, and rail freight, long and short haul trucking, and other courier services that contribute to the movement of products within global supply chains; (ii) software, including transportation management services, logistics software, and other software services that enable companies to draw insights and maximize supply chain efficiency; (iii) hardware, including robotics, forklifts, and other equipment that is instrumental in the logistics process such as conveyor belt technology in warehouses; or (iv) consulting companies responsible for increasing the efficiency of companies with operations in supply chain and logistics management (collectively, “Industrials and Logistics”), as determined by the Index Provider. “Industrials” companies are those companies that are engaged in the research, development, manufacture, distribution, supply, or sale of industrial products, services, or equipment (e.g., capital goods, construction services, machinery, and transportation). “Logistics” companies are those companies involved in the supply chain movements required to move raw materials, intermediate goods, and finished products around the world (e.g., the provision of logistics support, logistics software, rail and air freight, trucking, and marine shipping).

The Fund

The Fund had a NAV total return of 7.54%. The S&P Global 1200 Index had a total return of 18.44%.

The Fund’s top three contributors to its return were SAP SE with a total return of 36.04% and a contribution of 3.43%, Union Pacific Corporation with a total return of 24.03% and a contribution of 2.02%, and Toyota Industries with a total return of 68.55% and a contribution of 0.98% to the total return of the fund’s performance.

The Fund’s bottom three contributors to its return were United Parcel Service at a total return of -14.52% and a contribution of -1.44%, Hapag-Lloyd AG with a total return of -21.29% and a contribution of -0.84%, and DSV A/S at a total return of -23.48% and a contribution of -0.70% to the total return of the fund.

Before investing you should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus. A copy may be obtained by visiting www.paceretfs.com or calling 1-877-337-0500. Please read the prospectus carefully before investing.

The performance data quoted is historical. Past performance is no guarantee of future results. You cannot invest directly in an index.

An investment in the Funds is subject to investment risk, including the possible loss of principal. Pacer ETF shares may be bought and sold on an exchange through a brokerage account. Brokerage commissions and ETF expenses will reduce investment returns. There can be no assurance that an active trading market for ETF shares will be developed or maintained. The risks associated with these funds are detailed in the prospectus and could include factors such as alternator strategy risk, cash redemption risk, high yield risk, management risk,

Pacer Funds

calculation methodology risk, concentration risk, currency exchange rate risk, emerging markets risk, equity market risk, ETF risks, European investments risk, fixed income risk, foreign sales risk, foreign securities risk, geographic concentration risk, government obligations risk, high portfolio turnover risk, index criteria risk, international operations risk, large and mid-capitalization investing risk, monthly exposure risk, new fund risk, non-diversification risk, other investment companies risk, passive investment risk, real estate companies risk, REIT investment risk, models and data risk, sector risk, sector rotation risk, smaller-capitalization companies risk, style risk, tax risk, tracking risk, trend lag risk, energy infrastructure industry risk, MLP risk, risk of investing in China, risk of investments in A-Shares, A-Shares tax risk, risk of investing through Shanghai-Hong Kong Stock Connect, risk of investing in Issuers listed on the ChiNext Board, authorized participant concentration risk, concentration risk, costs of buying or selling fund shares, emerging markets risk, equity securities risk, financial sector risk, index tracking error risk, international closed market trading risk, large-capitalization securities risk, market risk, non-U.S. currency risk, non-U.S. securities risk, passive investment risk, risk of cash transactions, secondary market trading risk, shares of the fund may trade at prices other than NAV, cybersecurity risk and/or special risks of exchange traded funds.

The Pacer Trendpilot® US Large Cap Index, Pacer Trendpilot® US Mid Cap Index, Pacer US Small Cap Cash Cows Index, Pacer US Export Leaders Index, Pacer WealthShield Index, Pacer Trendpilot® International Index, Pacer US Cash Cows Growth Index, Pacer Trendpilot® US Bond Index, and Pacer Trendpilot® Fund of Funds Index (the “Indices”) are the property of Index Design Group, LLC which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Indices. The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Indices. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Index Design Group, LLC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The Pacer NASDAQ-100 Trendpilot® Index is co-owned by Index Design Group, LLC. and Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”). The NASDAQ-100 is a registered trademark of the Corporations and is licensed for use by Index Design Group, LLC. The Product(s) are not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the product(s).

“FTSE®” is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and / or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and / or FTSE ratings or underlying data and no party may rely on any FTSE indices, ratings and / or data underlying data contained in this communication. No further distribution of FTSE Data is permitted without FTSE’s express written consent. FTSE does not promote, sponsor or endorse the content of this communication.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

The Russell 1000 Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by Index Design Group, LLC (“IDG”). The Pacer US Cash Cows 100 Index is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Pacer US Cash Cows 100 Index is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Pacer US Cash Cows 100 Index. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to IDG or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

Solactive AG (“Solactive”) is the licensor of the Solactive GPR Data & Infrastructure Real Estate Index (the “Index”). The financial instruments that are based on the Index are not sponsored, endorsed, promoted or sold by Solactive in any way and Solactive makes no express or implied representation, guarantee or assurance with regard to: (a) the advisability in investing in the financial instruments; (b) the quality, accuracy and/or completeness of the Index; and/or (c) the results obtained or to be obtained by any person or entity from the use of the Index. Solactive reserves the right to change the methods of calculation or publication with respect to the Index. Solactive shall not be liable for any damages suffered or incurred as a result of the use (or inability to use) of the Index.

Pacer Funds

Solactive AG (“Solactive”) is the licensor of the Solactive GPR Industrial Real Estate Index (the “Index”). The financial instruments that are based on the Index are not sponsored, endorsed, promoted or sold by Solactive in any way and Solactive makes no express or implied representation, guarantee or assurance with regard to: (a) the advisability in investing in the financial instruments; (b) the quality, accuracy and/or completeness of the Index; and/or (c) the results obtained or to be obtained by any person or entity from the use of the Index. Solactive reserves the right to change the methods of calculation or publication with respect to the Index. Solactive shall not be liable for any damages suffered or incurred as a result of the use (or inability to use) of the Index.

Pacer Cash Cows Fund of Funds ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or Index trade mark or the Index Price at any time or in any other respect. The Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Indexes are calculated correctly. Irrespective of its obligations towards the Issuer, Solactive AG has no obligation to point out errors in the Indexes to third parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither publication of the Index by Solactive AG nor the licensing of the Indexes or Indexes trade mark for the purpose of use in connection with the financial instrument constitutes a recommendation by Solactive AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this financial instrument.

The Lunt Capital U.S. Large Cap Equity Rotation Index, Lunt Capital U.S. MidCap Multi-Factor Rotation Index, and Lunt Capital U.S. Large Cap Multi-Factor Rotation Index (the “Indices”) are a service mark of Lunt Capital Management, Inc. and have been licensed for use by Pacer Advisors, Inc. The Products are not sponsored, endorsed, sold, or promoted by Lunt Capital Management, Inc. and Lunt Capital Management, Inc. makes no representation regarding the advisability of investing in the Products. The Index is the property of Lunt Capital Management, Inc., which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Indices. The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Indices. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Lunt Capital Management, Inc. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

CFRA makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally, or in the Product particularly, or the ability of CFRA’s Index to track general market performance. CFRA is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the product may be converted into cash or other redemption mechanics. CFRA has no obligation or liability in connection with the administration, marketing or trading of the Product. CFRA is not an investment advisor. Inclusion of a security within a CFRA Index is not a recommendation by CFRA to buy, sell, or hold any security, nor is it investment advice. CFRA does not guarantee the adequacy, accuracy, timeliness and/or the completeness of the CFRA Index or any data related thereto or any communication with respect thereto, including oral, written, or electronic communications. CFRA shall not be subject to any damages or liability for any errors, omissions, or delays therein. CFRA makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use or as to results to be obtained by users, owners of the product, or any other person or entity from the use of the CFRA Index or with respect to any data related thereto.

The LifeSci BioThreat Strategy Index is a trademark of LifeSci Index Partners, LLC (“LSIP”) and has been licensed for use by Pacer Advisors, Inc. The Pacer BioThreat Strategy ETF (CBOE: VIRS) is not sponsored, endorsed, sold or promoted by LifeSci Index Partners, LLC and LSIP makes no representation or warranty regarding the advisability of investing in the Pacer BioThreat ETF.

Pacer Advisors, Inc. is the fund advisor. Aristotle Pacific Capital, LLC serves as investment sub-advisor to the Fund. The Fund is the successor to the Pacific Global Senior Loan ETF, a series of Pacific Global ETF Trust, and its investment performance as a result of the reorganization of the Predecessor Fund into the Fund at the close of business on October 22, 2021. In addition, the Pacific Global Senior Loan ETF was the successor to the investment performance of AdvisorShares Pacific Asset Enhanced Floating Rate ETF, a series of AdvisorShares Trust, as a result of the reorganization of the series of AdvisorShares Trust into a series of Pacific Global ETF that occurred on December 27, 2019 (together, the “Predecessor Fund”).

From the Predecessor Fund’s inception to October 22, 2021, the Predecessor Fund invested at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans. After the reorganization, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans and other adjustable rate securities. Other than each Fund’s respective 80% policy and the associated risks with investing in adjustable rate securities, the Funds had similar investment objectives, strategies, and policies.

Pacer Funds

The Value Indices listed below are being included to provide a performance comparison of a value index, which the Adviser believes is a more suitable comparison for the Cash Cows Series based on the investment strategy of the Fund.

Russell 1000 Value Index
S&P SmallCap 600 Value Index
MSCI EAFE Value Index
MSCI World Value Index
MSCI Emerging Markets Value Index

Investment products offered are: Not FDIC Insured ● No Bank Guarantee ● May Lose Value

Trendpilot®, Cash Cows Index® and Strategy Driven ETFs™ are trademarks of Index Design Group, LLC.

Distributor: Pacer Financial, Inc, member FINRA, SIPC, an affiliate of Pacer Advisors, Inc.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited)
As of April 30, 2024

Pacer Trendpilot® US Large Cap ETF

Industry(a)	Percentage of Net Assets
Automobiles & Components	1.5%
Banks	3.4%
Capital Goods	5.8%
Commercial & Professional Services	1.3%
Consumer Discretionary Distribution & Retail	5.9%
Consumer Durables & Apparel	0.8%
Consumer Services	2.1%
Consumer Staples Distribution & Retail	1.9%
Energy	4.1%
Equity Real Estate Investment Trusts (REITs)	2.0%
Financial Services	7.6%
Food Beverage & Tobacco	2.7%
Health Care Equipment & Services	5.2%
Household & Personal Products	1.5%
Insurance	2.1%
Materials	2.4%
Media & Entertainment	8.3%
Pharmaceuticals Biotechnology & Life Sciences	7.1%
Real Estate Management & Development	0.2%
Semiconductors & Semiconductor Equipment	10.1%
Software & Services	11.4%
Technology Hardware & Equipment	7.5%
Telecommunication Services	0.9%
Transportation	1.7%
Utilities	2.3%
Investments Purchased with Proceeds from Securities Lending	3.7%
Liabilities in Excess of Other Assets	-3.5%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Trendpilot® US Large Cap Index.

Pacer Trendpilot® US Mid Cap ETF

Industry(a)	Percentage of Net Assets
Automobiles & Components	1.7%
Banks	5.2%
Capital Goods	15.5%
Commercial & Professional Services	4.3%
Consumer Discretionary Distribution & Retail	4.3%
Consumer Durables & Apparel	4.2%
Consumer Services	4.9%
Consumer Staples Distribution & Retail	2.1%
Energy	5.6%
Equity Real Estate Investment Trusts (REITs)	6.7%
Financial Services	6.2%
Food Beverage & Tobacco	1.8%
Health Care Equipment & Services	4.7%
Household & Personal Products	0.8%
Insurance	4.6%
Materials	6.9%

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2024

Pacer Trendpilot® US Mid Cap ETF (Continued)
Industry(a)	Percentage of Net Assets
Media & Entertainment	1.1%
Pharmaceuticals Biotechnology & Life Sciences	3.5%
Real Estate Management & Development	0.3%
Semiconductors & Semiconductor Equipment	2.7%
Software & Services	3.2%
Technology Hardware & Equipment	3.4%
Telecommunication Services	0.3%
Transportation	2.3%
Utilities	3.6%
Investments Purchased with Proceeds from Securities Lending	22.5%
Liabilities in Excess of Other Assets	-22.4%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Trendpilot® US Mid Cap Index.

Pacer Trendpilot® 100 ETF

Industry(a)	Percentage of Net Assets
Automobiles & Components	1.3%
Capital Goods	0.9%
Commercial & Professional Services	1.2%
Consumer Discretionary Distribution & Retail	3.9%
Consumer Durables & Apparel	0.2%
Consumer Services	1.6%
Consumer Staples Distribution & Retail	1.5%
Energy	0.3%
Financial Services	0.3%
Food Beverage & Tobacco	2.1%
Health Care Equipment & Services	1.0%
Materials	0.9%
Media & Entertainment	7.5%
Pharmaceuticals Biotechnology & Life Sciences	2.3%
Real Estate Management & Development	0.2%
Semiconductors & Semiconductor Equipment	12.4%
Software & Services	8.9%
Technology Hardware & Equipment	5.0%
Telecommunication Services	0.8%
Transportation	0.4%
Utilities	0.7%
U.S. Treasury Bills	45.0%
Investments Purchased with Proceeds from Securities Lending	30.9%
Liabilities in Excess of Other Assets	-29.3%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Nasdaq-100 Trendpilot® Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2024

Pacer Trendpilot® European Index ETF

Country(a)	Percentage of Net Assets
Automobiles & Components	4.9%
Banks	11.0%
Capital Goods	14.8%
Commercial & Professional Services	1.0%
Consumer Discretionary Distribution & Retail	2.0%
Consumer Durables & Apparel	6.6%
Consumer Services	1.0%
Consumer Staples Distribution & Retail	0.8%
Energy	4.2%
Equity Real Estate Investment Trusts (REITs)	0.5%
Financial Services	3.0%
Food Beverage & Tobacco	3.6%
Health Care Equipment & Services	2.4%
Household & Personal Products	2.5%
Insurance	6.2%
Materials	5.2%
Media & Entertainment	1.3%
Pharmaceuticals Biotechnology & Life Sciences	4.3%
Real Estate Management & Development	0.5%
Semiconductors & Semiconductor Equipment	8.0%
Software & Services	4.7%
Technology Hardware & Equipment	0.3%
Telecommunication Services	2.9%
Transportation	1.4%
Utilities	5.6%
Investments Purchased with Proceeds from Securities Lending	14.4%
Liabilities in Excess of Other Assets	-13.1%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Trendpilot European Index.

Pacer Trendpilot® International ETF

Industry(a)	Percentage of Net Assets
Automobiles & Components	4.3%
Banks	12.3%
Capital Goods	10.1%
Commercial & Professional Services	2.0%
Consumer Discretionary Distribution & Retail	1.6%
Consumer Durables & Apparel	3.9%
Consumer Services	1.3%
Consumer Staples Distribution & Retail	1.2%
Energy	6.0%
Equity Real Estate Investment Trusts (REITs)	0.4%
Financial Services	3.1%
Food Beverage & Tobacco	4.6%
Health Care Equipment & Services	1.6%
Household & Personal Products	2.4%
Insurance	4.7%

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2024

Pacer Trendpilot® International ETF (Continued)
Industry(a)	Percentage of Net Assets
Materials	7.1%
Media & Entertainment	1.1%
Pharmaceuticals Biotechnology & Life Sciences	10.2%
Real Estate Management & Development	0.8%
Semiconductors & Semiconductor Equipment	3.9%
Software & Services	3.3%
Technology Hardware & Equipment	1.8%
Telecommunication Services	2.2%
Transportation	2.4%
Utilities	2.6%
Exchange Traded Funds	4.4%
Investments Purchased with Proceeds from Securities Lending	22.0%
Liabilities in Excess of Other Assets	-21.3%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Trendpilot® International Index.

Pacer Trendpilot® US Bond ETF

Industry(a)	Percentage of Net Assets
Corporate Bonds	98.7%
Investments Purchased with Proceeds from Securities Lending	11.6%
Liabilities in Excess of Other Assets	-10.3%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Trendpilot® US Bond Index.

Pacer Trendpilot® Fund of Funds ETF

Industry(a)	Percentage of Net Assets
Affiliated Exchange Traded Funds	99.9%
Other Assets in Excess of Liabilities	0.1%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Trendpilot® Fund of Funds Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2024

Pacer US Cash Cows 100 ETF

Industry(a)	Percentage of Net Assets
Automobiles & Components	0.4%
Capital Goods	10.9%
Commercial & Professional Services	0.3%
Consumer Discretionary Distribution & Retail	5.4%
Consumer Durables & Apparel	9.9%
Consumer Services	1.6%
Energy	23.9%
Food Beverage & Tobacco	5.1%
Health Care Equipment & Services	7.2%
Household & Personal Products	2.2%
Materials	9.8%
Media & Entertainment	2.2%
Pharmaceuticals Biotechnology & Life Sciences	6.1%
Semiconductors & Semiconductor Equipment	1.1%
Software & Services	3.2%
Technology Hardware & Equipment	5.0%
Telecommunication Services	2.0%
Transportation	1.0%
Utilities	2.5%
Investments Purchased with Proceeds from Securities Lending	4.8%
Liabilities in Excess of Other Assets	-4.6%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer US Cash Cows 100 Index.

Pacer US Small Cap Cash Cows 100 ETF

Industry(a)	Percentage of Net Assets
Automobiles & Components	4.1%
Capital Goods	17.5%
Commercial & Professional Services	2.0%
Consumer Discretionary Distribution & Retail	8.5%
Consumer Durables & Apparel	15.8%
Consumer Services	0.9%
Consumer Staples Distribution & Retail	2.1%
Energy	13.9%
Food Beverage & Tobacco	2.1%
Health Care Equipment & Services	4.3%
Household & Personal Products	1.9%
Materials	5.4%
Media & Entertainment	2.3%
Pharmaceuticals Biotechnology & Life Sciences	5.1%
Semiconductors & Semiconductor Equipment	1.2%
Software & Services	2.5%
Technology Hardware & Equipment	7.0%
Transportation	3.4%
Investments Purchased with Proceeds from Securities Lending	10.4%
Liabilities in Excess of Other Assets	-10.4%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer US Small Cap Cash Cows 100 Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2024

Pacer Global Cash Cows Dividend ETF

Industry(a)	Percentage of Net Assets
Automobiles & Components	9.3%
Capital Goods	3.5%
Commercial & Professional Services	0.2%
Consumer Discretionary Distribution & Retail	1.6%
Consumer Services	0.1%
Consumer Staples Distribution & Retail	1.0%
Energy	23.2%
Food Beverage & Tobacco	8.8%
Health Care Equipment & Services	1.5%
Household & Personal Products	2.5%
Materials	10.4%
Media & Entertainment	0.1%
Pharmaceuticals Biotechnology & Life Sciences	13.5%
Software & Services	2.0%
Telecommunication Services	8.6%
Transportation	8.4%
Utilities	4.4%
Investments Purchased with Proceeds from Securities Lending	12.1%
Liabilities in Excess of Other Assets	-11.2%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Global Cash Cows Dividend 100 Index.

Pacer Developed Markets International Cash Cows 100 ETF

Industry(a)	Percentage of Net Assets
Automobiles & Components	8.4%
Capital Goods	13.6%
Commercial & Professional Services	0.9%
Consumer Discretionary Distribution & Retail	1.4%
Consumer Durables & Apparel	0.7%
Consumer Services	0.2%
Consumer Staples Distribution & Retail	6.1%
Energy	25.4%
Food Beverage & Tobacco	1.8%
Health Care Equipment & Services	2.3%
Household & Personal Products	0.3%
Materials	12.3%
Media & Entertainment	2.0%
Pharmaceuticals Biotechnology & Life Sciences	0.7%
Semiconductors & Semiconductor Equipment	0.3%
Telecommunication Services	4.1%
Transportation	15.5%
Utilities	3.2%
Investments Purchased with Proceeds from Securities Lending	8.6%
Liabilities in Excess of Other Assets	-7.8%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Developed Markets International Cash Cows 100 Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2024

Pacer Emerging Markets Cash Cows 100 ETF

Industry(a)	Percentage of Net Assets
Automobiles & Components	2.9%
Capital Goods	10.1%
Consumer Discretionary Distribution & Retail	7.0%
Consumer Durables & Apparel	1.7%
Consumer Services	1.7%
Consumer Staples Distribution & Retail	3.0%
Energy	17.2%
Food Beverage & Tobacco	3.8%
Household & Personal Products	0.3%
Materials	12.6%
Media & Entertainment	0.3%
Pharmaceuticals Biotechnology & Life Sciences	0.2%
Semiconductors & Semiconductor Equipment	0.9%
Technology Hardware & Equipment	13.7%
Telecommunication Services	7.4%
Transportation	6.8%
Utilities	9.6%
Investments Purchased with Proceeds from Securities Lending	0.0%*
Other Assets in Excess of Liabilities	0.8%
Total	100.0%

*	Less than 0.05%.
(a)	The Fund may classify a company in a different category than the Pacer Emerging Markets Cash Cows 100 Index.

Pacer US Large Cap Cash Cows Growth Leaders ETF

Industry(a)	Percentage of Net Assets
Capital Goods	4.9%
Commercial & Professional Services	1.1%
Consumer Discretionary Distribution & Retail	0.5%
Consumer Durables & Apparel	4.3%
Consumer Services	3.3%
Energy	6.4%
Food Beverage & Tobacco	1.0%
Health Care Equipment & Services	3.1%
Household & Personal Products	0.2%
Materials	1.4%
Media & Entertainment	5.7%
Pharmaceuticals Biotechnology & Life Sciences	6.8%
Semiconductors & Semiconductor Equipment	15.6%
Software & Services	39.2%
Technology Hardware & Equipment	4.5%
Telecommunication Services	0.3%
Transportation	1.2%
Utilities	0.4%
Other Assets in Excess of Liabilities	0.1%
Total	100.0%

(a)	The Fund generally classifies a company in a different category than the Pacer US Large Cap Cash Cows Growth Leaders Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2024

Pacer US Small Cap Cash Cows Growth Leaders ETF

Industry(a)	Percentage of Net Assets
Automobiles & Components	0.6%
Capital Goods	21.3%
Commercial & Professional Services	3.1%
Consumer Discretionary Distribution & Retail	7.8%
Consumer Durables & Apparel	10.3%
Consumer Services	3.1%
Energy	5.1%
Food Beverage & Tobacco	3.2%
Health Care Equipment & Services	5.7%
Household & Personal Products	1.9%
Materials	7.3%
Media & Entertainment	3.3%
Pharmaceuticals Biotechnology & Life Sciences	10.0%
Semiconductors & Semiconductor Equipment	2.2%
Software & Services	8.5%
Technology Hardware & Equipment	3.5%
Telecommunication Services	0.3%
Transportation	2.2%
Utilities	0.5%
Other Assets in Excess of Liabilities	0.1%
Total	100.0%

(a)	The Fund generally classifies a company in a different category than the Pacer US Small Cap Cash Cows Growth Leaders Index.

Pacer US Cash Cows Growth ETF

Industry(a)	Percentage of Net Assets
Capital Goods	15.2%
Commercial & Professional Services	0.5%
Consumer Discretionary Distribution & Retail	7.7%
Consumer Durables & Apparel	18.3%
Consumer Services	8.3%
Energy	10.3%
Food Beverage & Tobacco	0.9%
Health Care Equipment & Services	0.9%
Materials	8.0%
Media & Entertainment	6.0%
Pharmaceuticals Biotechnology & Life Sciences	1.5%
Semiconductors & Semiconductor Equipment	9.5%
Software & Services	3.9%
Technology Hardware & Equipment	5.7%
Utilities	3.2%
Investments Purchased with Proceeds from Securities Lending	15.1%
Liabilities in Excess of Other Assets	-15.0%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer US Cash Cows Growth Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2024

Pacer Cash Cows Fund of Funds ETF

Industry(a)	Percentage of Net Assets
Affiliated Exchange Traded Funds	100.0%
Other Assets in Excess of Liabilities	0.0%*
Total	100.0%

*	Less than 0.05%.
(a)	The Fund may classify a company in a different category than the Pacer Cash Cows Fund of Funds Index.

Pacer WealthShield ETF

Industry(a)	Percentage of Net Assets
Banks	5.3%
Capital Goods	13.8%
Commercial & Professional Services	2.9%
Consumer Discretionary Distribution & Retail	2.7%
Consumer Services	1.5%
Financial Services	12.6%
Health Care Equipment & Services	0.5%
Insurance	3.4%
Media & Entertainment	6.4%
Semiconductors & Semiconductor Equipment	7.0%
Software & Services	14.0%
Technology Hardware & Equipment	7.2%
Transportation	3.9%
U.S. Treasury Bills	17.8%
Investments Purchased with Proceeds from Securities Lending	21.0%
Liabilities in Excess of Other Assets	-20.0%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer WealthShield Index.

Pacer Industrial Real Estate ETF

Industry(a)	Percentage of Net Assets
Equity Real Estate Investment Trusts	94.9%
Common Stock	4.7%
Investments Purchased with Proceeds from Securities Lending	7.5%
Liabilities in Excess of Other Assets	-7.1%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Industrial Real Estate Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2024

Pacer Data & Infrastructure Real Estate ETF

Industry(a)	Percentage of Net Assets
Equity Real Estate Investment Trusts (REITs)	61.0%
Media & Entertainment	3.6%
Real Estate Management & Development	4.0%
Software & Services	6.3%
Telecommunication Services	24.9%
Investments Purchased with Proceeds from Securities Lending	6.3%
Liabilities in Excess of Other Assets	-6.1%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Data & Infrastructure Real Estate Index.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

Industry(a)	Percentage of Net Assets
Consumer Staples Distribution & Retail	9.8%
Food Beverage & Tobacco	31.1%
Health Care Equipment & Services	28.7%
Household & Personal Products	9.4%
Pharmaceuticals Biotechnology & Life Sciences	21.7%
Investments Purchased with Proceeds from Securities Lending	18.8%
Liabilities in Excess of Other Assets	-19.5%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index.

Pacer CSOP FTSE China A50 ETF

Industry(a)	Percentage of Net Assets
Automobiles & Components	3.2%
Banks	21.6%
Capital Goods	8.9%
Consumer Discretionary Distribution & Retail	1.0%
Consumer Durables & Apparel	2.4%
Energy	6.7%
Financial Services	3.7%
Food Beverage & Tobacco	26.8%
Health Care Equipment & Services	2.5%
Insurance	4.6%
Materials	4.3%
Pharmaceuticals Biotechnology & Life Sciences	2.0%
Semiconductors & Semiconductor Equipment	1.3%
Technology Hardware & Equipment	3.5%
Transportation	2.2%
Utilities	4.5%
Other Assets in Excess of Liabilities	0.8%
Total	100.0%

(a)	The Fund may classify a company in a different category than the FTSE China A50 Net Total Return Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2024

Pacer BioThreat Strategy ETF

Industry(a)	Percentage of Net Assets
Capital Goods	3.0%
Commercial & Professional Services	1.6%
Consumer Discretionary Distribution & Retail	14.1%
Consumer Staples Distribution & Retail	7.1%
Food Beverage & Tobacco	1.2%
Health Care Equipment & Services	9.1%
Household & Personal Products	4.6%
Materials	2.3%
Media & Entertainment	5.3%
Pharmaceuticals Biotechnology & Life Sciences	40.1%
Semiconductors & Semiconductor Equipment	7.9%
Software & Services	2.9%
Technology Hardware & Equipment	0.6%
Investments Purchased with Proceeds from Securities Lending	13.9%
Liabilities in Excess of Other Assets	-13.7%
Total	100.0%

(a)	The Fund may classify a company in a different category than the BioShares BioThreat Index.

Pacer Lunt Large Cap Alternator ETF

Industry(a)	Percentage of Net Assets
Banks	1.0%
Capital Goods	6.9%
Commercial & Professional Services	6.2%
Consumer Discretionary Distribution & Retail	2.7%
Consumer Services	3.4%
Consumer Staples Distribution & Retail	4.3%
Energy	2.2%
Equity Real Estate Investment Trusts (REITs)	1.8%
Financial Services	8.1%
Food Beverage & Tobacco	14.2%
Health Care Equipment & Services	7.5%
Household & Personal Products	4.9%
Insurance	7.3%
Materials	2.0%
Media & Entertainment	0.8%
Pharmaceuticals Biotechnology & Life Sciences	3.7%
Software & Services	3.6%
Technology Hardware & Equipment	3.7%
Telecommunication Services	1.0%
Transportation	0.8%
Utilities	13.7%
Investments Purchased with Proceeds from Securities Lending	5.2%
Liabilities in Excess of Other Assets	-5.0%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Lunt Capital U.S. Large Cap Equity Rotation Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2024

Pacer Lunt Midcap Multi-Factor Alternator ETF

Industry(a)	Percentage of Net Assets
Automobiles & Components	0.5%
Banks	0.2%
Capital Goods	28.7%
Commercial & Professional Services	4.3%
Consumer Discretionary Distribution & Retail	4.5%
Consumer Durables & Apparel	6.2%
Consumer Services	3.9%
Consumer Staples Distribution & Retail	1.7%
Energy	6.0%
Equity Real Estate Investment Trusts (REITs)	0.5%
Financial Services	4.7%
Food Beverage & Tobacco	2.8%
Health Care Equipment & Services	2.5%
Household & Personal Products	1.9%
Insurance	5.4%
Materials	5.7%
Media & Entertainment	0.5%
Pharmaceuticals Biotechnology & Life Sciences	1.9%
Semiconductors & Semiconductor Equipment	2.5%
Software & Services	7.5%
Technology Hardware & Equipment	2.2%
Transportation	2.9%
Utilities	2.9%
Investments Purchased with Proceeds from Securities Lending	22.5%
Liabilities in Excess of Other Assets	-22.4%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Lunt Capital U.S. MidCap Multi-Factor Rotation Index.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

Industry(a)	Percentage of Net Assets
Automobiles & Components	2.3%
Banks	13.0%
Capital Goods	3.8%
Commercial & Professional Services	0.9%
Consumer Discretionary Distribution & Retail	5.1%
Consumer Durables & Apparel	1.6%
Consumer Services	1.1%
Consumer Staples Distribution & Retail	2.2%
Energy	9.1%
Equity Real Estate Investment Trusts (REITs)	0.1%
Financial Services	7.8%
Food Beverage & Tobacco	1.5%
Health Care Equipment & Services	5.9%
Insurance	2.1%
Materials	3.2%
Media & Entertainment	5.3%
Pharmaceuticals Biotechnology & Life Sciences	3.9%
Semiconductors & Semiconductor Equipment	10.7%

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2024

Pacer Lunt Large Cap Multi-Factor Alternator ETF (Continued)
Industry(a)	Percentage of Net Assets
Software & Services	9.9%
Technology Hardware & Equipment	5.8%
Telecommunication Services	1.7%
Transportation	2.0%
Utilities	0.8%
Investments Purchased with Proceeds from Securities Lending	3.1%
Liabilities in Excess of Other Assets	-2.9%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Lunt Capital U.S. Large Cap Multi-Factor Rotation Index.

Pacer US Export Leaders ETF

Industry(a)	Percentage of Net Assets
Automobiles & Components	4.0%
Capital Goods	12.6%
Commercial & Professional Services	3.9%
Consumer Discretionary Distribution & Retail	0.9%
Consumer Durables & Apparel	4.2%
Consumer Services	3.1%
Energy	5.5%
Equity Real Estate Investment Trusts (REITs)	0.8%
Food Beverage & Tobacco	4.3%
Health Care Equipment & Services	0.9%
Household & Personal Products	0.9%
Materials	12.3%
Media & Entertainment	5.0%
Pharmaceuticals Biotechnology & Life Sciences	7.7%
Semiconductors & Semiconductor Equipment	14.5%
Software & Services	7.5%
Technology Hardware & Equipment	8.9%
Transportation	2.9%
Investments Purchased with Proceeds from Securities Lending	11.4%
Liabilities in Excess of Other Assets	-11.3%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer US Export Leaders Index.

Pacer Pacific Asset Floating Rate High Income ETF

Industry(a)	Percentage of Net Assets
Bank Loans	53.4%
Collateralized Loan Obligations	33.0%
Corporate Bonds	8.9%
Exchange Traded Funds	0.5%
Closed End Funds	0.0%*
Other Assets in Excess of Liabilities	4.2%
Total	100.0%

*	Less than 0.05%.
(a)	The Fund may classify a company in a different category than the S&P LSTA U.S. Leverage Loan 100 Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2024

Pacer Data and Digital Revolution ETF

Industry(a)	Percentage of Net Assets
Capital Goods	7.4%
Semiconductors & Semiconductor Equipment	36.9%
Software & Services	29.2%
Technology Hardware & Equipment	26.5%
Other Assets in Excess of Liabilities	0.0%*
Total	100.0%

*	Less than 0.05%.
(a)	The Fund may classify a company in a different category than the Pacer Data Transmission and Communication Revolution Index.

Pacer Industrials and Logistics ETF

Industry(a)	Percentage of Net Assets
Capital Goods	8.0%
Energy	0.1%
Pharmaceuticals Biotechnology & Life Sciences	0.1%
Software & Services	10.4%
Technology Hardware & Equipment	1.9%
Transportation	76.9%
Exchange Traded Funds	2.3%
Other Assets in Excess of Liabilities	0.3%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Global Supply Chain Infrastructure Index.

Pacer Trendpilot® US Large Cap ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 11, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot® US Large Cap Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P 500 Total Return Index, (ii) 50% to the S&P 500 Total Return Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P 500 Total Return Index and its 200-business day historical simple moving average.

The S&P 500 Index consists of approximately 500 leading U.S.-listed companies.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer Trendpilot® US Large Cap ETF - NAV	19.96%	8.96%	9.59%	8.11%
Pacer Trendpilot® US Large Cap ETF - Market	20.09%	8.98%	9.59%	8.12%
Pacer Trendpilot® US Large Cap Index(3)	20.68%	9.61%	10.23%	8.76%
S&P 500® Index(3)	22.66%	8.06%	13.19%	12.33%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 11, 2015.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot® US Mid Cap ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 11, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot® US Mid Cap Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P MidCap 400 Index, (ii) 50% to the S&P MidCap 400 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P MidCap 400 Total Return Index and its 200-business day historical simple moving average.

The S&P Midcap 400 Index measures the performance of mid-capitalization stocks in the United States.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer Trendpilot® US Mid Cap ETF - NAV	7.02%	-0.74%	2.79%	4.30%
Pacer Trendpilot® US Mid Cap ETF - Market	7.10%	-0.75%	2.79%	4.30%
Pacer Trendpilot® US Mid Cap Index(3)	7.77%	-0.22%	3.43%	4.94%
S&P MidCap 400 Index(3)	16.82%	3.25%	9.47%	8.96%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 11, 2015.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot® 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 11, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

Pacer NASDAQ-100 Trendpilot® Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the NASDAQ-100 Index, (ii) 50% to the NASDAQ-100 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the NASDAQ-100 Index and its 200-business day historical simple moving average.

The NASDAQ-100 Index includes approximately 100 of the largest non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The NASDAQ-100 Index comprises securities of companies across major industry groups, including computer, biotechnology, healthcare, telecommunications and transportation. The NASDAQ-100 Index was developed by NASDAQ OMX. There is no minimum market capitalization requirement for inclusion in the NASDAQ-100 Index. Inclusion is determined based on the top 100 largest issuers based on market capitalization meeting all other eligibility requirements.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer Trendpilot® 100 ETF - NAV	23.36%	8.26%	13.88%	12.25%
Pacer Trendpilot® 100 ETF - Market	23.72%	8.28%	13.89%	12.27%
Pacer NASDAQ-100 Trendpilot® Index(3)	24.13%	8.93%	14.53%	12.92%
NASDAQ-100 Index(3)	32.77%	8.84%	18.53%	17.65%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus August 31, 2023, is 0.65%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 11, 2015.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot® European Index ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on December 14, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot® European Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the FTSE Eurozone Index, (ii) 50% to the FTSE Eurozone Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the FTSE Eurozone Total Return Index and its 200-business day historical simple moving average.

The FTSE Eurozone Index is a rules-based, float-adjusted, market capitalization-weighted index comprised of large- and mid-capitalization stocks providing coverage of the developed markets in the euro zone, including primarily France, Germany, Spain, the Netherlands, and Italy. The FTSE Eurozone Index is a subset of the FTSE Global Equity Index Series, which covers 99% of the investable market capitalization globally.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer Trendpilot® European Index ETF - NAV	-0.02%	3.75%	0.98%	1.70%
Pacer Trendpilot® European Index ETF - Market	-1.01%	3.80%	0.72%	1.67%
Pacer Trendpilot® European Index(3)	1.40%	5.03%	2.43%	3.15%
FTSE Eurozone Index(3)	10.33%	3.76%	7.48%	7.88%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.65%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is December 14, 2015.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot® International ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 2, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot International Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P Developed Ex-U.S. LargeCap Index, (ii) 50% to the S&P Developed Ex-U.S. LargeCap Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P Developed Ex-U.S. LargeCap Index and its 200-business day historical simple moving average (the “200-day moving average”).

The S&P Developed Ex-US LargeCap Index is a rules-based, float-adjusted, market capitalization-weighted index comprised of large-capitalization stocks providing coverage of the developed markets excluding the United States.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Since Inception(2)
Pacer Trendpilot International ETF - NAV	6.85%	1.57%	3.85%
Pacer Trendpilot International ETF - Market	6.31%	1.49%	3.80%
Pacer Trendpilot International Index	7.91%	2.25%	4.76%
S&P Developed Ex-US Large Cap Index(3)	10.97%	3.39%	7.40%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.66%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 2, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot® US Bond ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on October 22, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot US Bond Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure to one of the following positions: (i) 100% to the iBoxx® USD Liquid High Yield Index, (ii) 50% to the iBoxx USD Liquid High Yield Index and 50% to the iBoxx® USD Treasuries 7-10 Year Index or (iii) 100% to iBoxx USD Treasuries 7-10 Year Index

The iBoxx USD Liquid High Yield Index is designed to track the performance of liquid U.S. dollar-denominated high yield bonds, selected to provide a balanced representation of the U.S. dollar high yield corporate bond universe. The iBoxx USD Treasuries 7-10 Year Index is designed to measure the performance of U.S. Treasury bonds maturing in 7 to 10 years.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Since Inception(2)
Pacer Trendpilot US Bond ETF - NAV	6.30%	-4.84%	-0.36%
Pacer Trendpilot US Bond ETF - Market	6.07%	-4.94%	-0.41%
Pacer Trendpilot US Bond Index(3)	7.16%	-2.96%	1.33%
iBoxx USD Liquid High Yield Index(3)	8.32%	1.25%	2.73%
S&P U.S. High Yield Corporate Bond IndexTM(3)	8.51%	1.32%	3.23%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is October 22, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot® Fund of Funds ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 3, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by Pacer Advisors, Inc. (collectively, the “Trendpilot ETFs”). Each of the Trendpilot ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the underlying index listed in the following table (collectively, the “Trendpilot Indexes”). Each Trendpilot Index other than the Pacer Trendpilot US Bond Index (collectively, the “Trendpilot Equity Indexes”) uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the “Underlying Component” specified in the table below, (ii) 50% to the applicable Underlying Component and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Underlying Component and its 200 business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for each Underlying Component is based on the total return version of such Underlying Component and reflects the reinvestment of dividends paid by the securities in such Underlying Component. The Pacer Trendpilot US Bond Index (the “Trendpilot Bond Index”) uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure to one of the following positions: (i) 100% to the iBoxx® USD Liquid High Yield Index, (ii) 50% to the iBoxx USD Liquid High Yield Index and 50% to the iBoxx USD Treasuries 7-10 Year Index or (iii) 100% to iBoxx® USD Treasuries 7-10 Year Index, depending on the value of the iBoxx USD Liquid High Yield Index divided by the value of the iBoxx USD Treasuries 7-10 Year Index (the “Risk Ratio”).

Weight	Trendpilot ETF	Trendpilot Index	Equity Component
20%	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot® US Large Cap Index	S&P 500® Index
20%	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot® US Mid Cap Index	S&P MidCap 400® Index
20%	Pacer Trendpilot® 100 ETF	Pacer NASDAQ-100 Trendpilot® Index	NASDAQ-100® Index
20%	Pacer Trendpilot® International ETF	Pacer Trendpilot® International Index	S&P Developed Ex-US Large Cap Index
20%	Pacer Trendpilot® US Bond ETF	Pacer Trendpilot® US Bond Index	iBoxx USD Liquid High Yield Index

The S&P 1200 Index captures approximately 70% of global market capitalization.

Pacer Trendpilot® Fund of Funds ETF

PERFORMANCE SUMMARY (Continued)
(Unaudited)

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Since Inception(2)
Pacer Trendpilot Fund of Funds ETF - NAV	12.39%	2.47%	5.12%
Pacer Trendpilot Fund of Funds ETF - Market	12.53%	2.51%	5.15%
Pacer Trendpilot Fund of Funds Index(3)	13.30%	3.44%	6.19%
S&P 1200 Index(3)	18.45%	6.03%	10.82%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.77%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 3, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Cash Cows 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on December 16, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Cash Cows 100 Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows.” The initial index universe is derived from the component companies of the Russell 1000® Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The Russell 1000 Index is a market-capitalization weighted index representing the top 1,000 large-cap stocks in the Russell 3000 Index.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer US Cash Cows 100 ETF - NAV	19.70%	11.45%	15.56%	13.57%
Pacer US Cash Cows 100 ETF - Market	19.68%	11.41%	15.47%	13.54%
Pacer US Cash Cows 100 Index(3)	20.34%	12.01%	16.04%	14.05%
Russell 1000® Index(3)	22.82%	6.98%	12.87%	13.22%
Russell 1000® Value Index(3)	13.37%	5.16%	8.58%	8.41%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.49%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is December 16, 2016.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Small Cap Cash Cows 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 16, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Small Cap Cash Cows Index uses an objective, rules-based methodology to provide exposure to small-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows.” The initial Index universe is derived from the component companies of the S&P Small Cap 600® Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies for which information on their projected free cash flows or earnings is not available will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The S&P SmallCap 600® Index seeks to measure the small-cap segment of the U.S. equity market.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer US Small Cap Cash Cows 100 ETF - NAV	25.18%	4.84%	13.68%	10.85%
Pacer US Small Cap Cash Cows 100 ETF - Market	25.36%	4.86%	13.65%	10.83%
Pacer US Small Cap Cash Cows Index(3)	25.37%	5.35%	14.09%	11.20%
S&P SmallCap 600® Index(3)	12.55%	-0.34%	7.08%	7.58%
S&P SmallCap 600® Value Index(3)	6.95%	-0.36%	6.40%	6.62%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.59%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 16, 2017.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Global Cash Cows Dividend ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on February 22, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Global Cash Cows Dividend Index uses an objective, rules-based methodology to provide exposure to global companies with high dividend yield backed by a high free cash flow yield. The initial index universe is derived from the component companies of the FTSE All-World Developed Large Cap Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The 300 companies with the highest free cash flow yield are then ranked by their dividend yield. The equity securities of the 100 companies with the highest dividend yield are included in the Index.

The FTSE All-World Developed Large-Cap Index is a market-capitalization weighted index representing the performance of large-cap stocks in developed markets.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer Global Cash Cows Dividend ETF - NAV	6.17%	8.29%	6.75%	8.18%
Pacer Global Cash Cows Dividend ETF - Market	5.56%	8.19%	6.65%	8.15%
Pacer Global Cash Cows Dividend Index(3)	7.19%	9.22%	7.74%	9.16%
FTSE All-World Developed Large-Cap Index(3)	20.05%	6.66%	11.48%	12.51%
MSCI World Value Index(3)	12.54%	5.30%	6.97%	8.65%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is February 22, 2016.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Developed Markets International Cash Cows 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 16, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Developed Markets International Cash Cows 100 Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization non-U.S. companies in developed markets with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows”. The initial index universe is derived from the component companies of the FTSE Developed ex US Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years (if available). Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, and companies with a market capitalization of less than $3 billion are excluded from the Index universe. The remaining companies are ranked by their average daily trading value (“ADTV”) for the prior three months. The 500 companies with the highest ADTV are then ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The FTSE Developed ex-US Index is comprised of Large (85%) and Mid (15%) cap stocks providing coverage of Developed markets (24 countries) excluding the US.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer Developed Markets International Cash Cows 100 ETF - NAV	10.00%	3.42%	6.70%	6.57%
Pacer Developed Markets International Cash Cows 100 ETF - Market	9.03%	3.22%	6.49%	6.52%
Pacer Developed Markets International Cash Cows 100 Index(3)	11.26%	4.32%	7.77%	7.57%
FTSE Developed ex-US Index(3)	9.31%	2.15%	6.23%	5.48%
MSCI EAFE Value Index(3)	12.44%	5.55%	5.67%	4.53%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.65%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 16, 2017.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Emerging Markets Cash Cows 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 2, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Emerging Markets Cash Cows 100 Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization companies in emerging markets with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows.” The initial index universe is derived from the component companies of the FTSE Emerging Markets Index. The Fund defines emerging markets countries as those countries included in the FTSE Emerging Markets Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts (“REITs”), companies with a market capitalization of less than $2 billion, and companies whose average daily trading value (“ADTV”) for the prior 90 days does not exceed $5 million are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield (the “Top 100 Companies”) are included in the Index.

The FTSE Emerging Markets Index is comprised of all the countries that make up the advanced emerging markets and secondary emerging markets within the FTSE Global Equity Index Series.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Since Inception(2)
Pacer Emerging Markets Cash Cows 100 ETF - NAV	11.79%	-2.23%	1.89%
Pacer Emerging Markets Cash Cows 100 ETF - Market	10.80%	-2.35%	1.92%
Pacer Emerging Markets Cash Cows 100 Index(3)	14.50%	0.08%	4.10%
FTSE Emerging Markets Index(3)	10.80%	-4.01%	2.69%
MSCI Emerging Markets Value Index(3)	11.60%	-1.44%	2.02%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.70%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 2, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Large Cap Cash Cows Growth Leaders ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on December 21, 2022, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Large Cap Cash Cows Growth Leaders Index is a rules-based methodology that seeks to provide exposure to large capitalization U.S. companies with above average free cash flow margins. Companies with above average free cash flow margins are commonly referred to as “cash cows.” The initial Index universe is typically derived from the component companies of the Russell 1000 Index®. The initial universe of companies is typically screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies for which information on their projected free cash flows or earnings is not available will typically remain in the Index universe. A company’s projected free cash flows and earnings are typically determined by the Index Provider. Companies with negative average projected free cash flows or earnings are typically removed from the Index universe. Additionally, companies in the financial or real estate sectors are typically excluded from the Index universe. The remaining companies are typically ranked by their free cash flow margin (defined as a company’s free cash flow divided by sales) for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow margin are typically included in the Index.

The Russell 1000 Index is a market-capitalization weighted index representing the top 1,000 large-cap stocks in the Russell 3000 Index.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Since Inception(2)
Pacer US Large Cap Cash Cows Growth Leaders - NAV	22.96%	15.35%
Pacer US Large Cap Cash Cows Growth Leaders - Market	23.14%	15.42%
Pacer US Large Cap Cash Cows Growth Leaders Index(3)	23.49%	15.84%
Russell 1000 Index	22.82%	22.95%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023 is 0.49%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is December 21, 2022.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Small Cap Cash Cows Growth Leaders ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 1, 2023, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Small Cap Cash Cows Growth Leaders Index is a rules-based methodology that seeks to provide exposure to small-capitalization U.S. companies with above average free cash flow margins. Companies with above average free cash flow margins are commonly referred to as “cash cows.” The Fund considers a company to be a small-capitalization at the time of purchase if it was included in the S&P SmallCap 600®Index (the “S&P SmallCap 600”) at any time within the prior six months. The initial Index universe is derived from the component companies of the S&P SmallCap 600. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies for which information on their projected free cash flows or earnings is not available will remain in the Index universe. A company’s projected free cash flows and earnings are determined by the Index Provider. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, companies in the financial or real estate sectors are excluded from the Index universe. The remaining companies are ranked by their free cash flow margin (defined as a company’s free cash flow divided by sales)
for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow margin are included in the Index.

The S&P SmallCap 600® Index seeks to measure the small-cap segment of the U.S. equity market.

Cumulative Returns(1)
(For the Periods Ended April 30, 2024)

Since Inception(2)
Pacer US Small Cap Cash Cows Growth Leaders - NAV	14.26%
Pacer US Small Cap Cash Cows Growth Leaders - Market	14.31%
Pacer US Small Cap Cash Cows Growth Leaders Total Return Index(3)	15.08%
S&P SmallCap 600 Growth TR	17.97%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated April 4, 2023 is 0.59%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 1, 2023.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Cash Cows Growth ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 2, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Cash Cows Growth Index uses an objective, rules-based methodology to provide exposure to mid- and large-capitalization U.S. companies with high free cash flow yields. Companies with high free cash flow yields are commonly referred to as “cash cows”. The initial Index universe is derived from the component companies of the S&P 900® Pure Growth Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies for which information on their projected free cash flows or earnings is not available will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 50 companies with the highest free cash flow yield are included in the Index.

The S&P 900 Pure Growth Index is composed of companies found in the S&P 400 and S&P 500 Indices, including mid- and large-cap stocks based on growth potential with respect to sales, earnings relative to price, and momentum.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Since Inception(2)
Pacer US Cash Cows Growth ETF - NAV	17.34%	4.75%	11.35%
Pacer US Cash Cows Growth ETF - Market	17.44%	4.72%	11.36%
Pacer US Cash Cows Growth Index(3)	17.31%	4.80%	11.47%
S&P 900 Pure Growth Index(3)	22.79%	1.93%	10.04%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 2, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Cash Cows Fund of Funds ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 3, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Cash Cows Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Pacer Advisors, Inc. (collectively, the “Cash Cows ETFs”). Each of the Cash Cows ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the applicable underlying index listed in the following table (collectively, the “Cash Cows Indexes”). Each Cash Cows Index uses an objective, rules-based methodology to provide exposure to companies with high free cash flow yields (commonly referred to as “cash cows”) selected from the applicable “Equity Universe” as indicated in the following table.

Weight	Cash Cows ETF	Cash Cows Index	Equity Universe
20%	Pacer US Cash Cows 100 ETF	Pacer US Cash Cows 100 ETF	Russell 1000 Index
20%	Pacer Global Cash Cows Dividend ETF	Pacer Global Cash Cows Dividend Index	FTSE Developed Large Cap Index
20%	Pacer US Small Cap Cash Cows 100 ETF	Pacer US Small Cap Cash Cows 100 Index	S&P Small Cap 600® Index
20%	Pacer US Cash Cows Growth ETF	Pacer US Cash Cows Growth Index	S&P 900® Pure Growth Index
20%	Pacer Developed Markets International Cash Cows 100 ETF	Pacer Developed Markets International Cash Cows 100 Index	FTSE Developed ex US Index

The FTSE All World Developed Index is a market-capitalization weighted index representing the performance of large- and mid-cap stocks from the FTSE Global Equity Index Series.

Pacer Cash Cows Fund of Funds ETF

PERFORMANCE SUMMARY (Continued)
(Unaudited)

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Since Inception(2)
Pacer Cash Cows Fund of Funds ETF - NAV	15.38%	6.66%	10.88%
Pacer Cash Cows Fund of Funds ETF - Market	15.38%	6.70%	10.89%
Pacer Cash Cows Fund of Funds Index(3)	16.25%	7.18%	11.43%
FTSE All World Developed Index(3)	17.95%	5.23%	10.24%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.74%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 3, 2019.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer WealthShield ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on December 11, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer WealthShield Index uses an objective, rules-based methodology to implement a trend-following strategy that directs some or all of the Index’s exposure to (i) U.S. equity securities or (ii) U.S. Treasury securities depending on the strength of the high-yield corporate (“junk”) bond market relative to U.S. Treasury bonds and the momentum of certain U.S. equity sectors or industries and of long-term U.S. Treasury bonds.

The S&P 500 Index consists of approximately 500 leading U.S.-listed companies.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer WealthShield ETF - NAV	4.06%	-3.25%	3.46%	2.97%
Pacer WealthShield ETF - Market	4.22%	-3.23%	3.46%	2.97%
Pacer WealthShield Index(3)	4.65%	-2.98%	3.57%	3.27%
S&P 500® Index (3)	-13.78%	-11.65%	-4.28%	-3.27%
S&P U.S. Treasury Bond 20+ Year Total Return Index(3)	22.66%	8.06%	13.19%	12.44%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is December 11, 2017.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Industrial Real Estate ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 14, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Solactive GPR Industrial Real Estate Index is generally composed of the equity securities of developed markets companies that derive at least 85% of their earnings or revenues from real estate operations in the industrial real estate sector (“Industrial Companies”), including companies that derive at least 85% of their earnings or revenues from self-storage real estate operations (“SelfStorage Companies”).

The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer Industrial Real Estate ETF - NAV	-9.31%	-3.06%	6.29%	8.77%
Pacer Industrial Real Estate ETF - Market	-9.32%	-3.08%	6.22%	8.73%
Kelly Industrial Real Estate Index / Solactive GPR Industrial Real Estate Index (3)(4)	-8.72%	2.40%	7.15%	9.58%
Solactive GPR Industrial Real Estate Index	-8.72%	-0.88%	8.33%	9.38%
FTSE NAREIT All Equity REITS Total Return Index(3)	-0.82%	-2.87%	2.30%	4.71%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses after Fee Waiver as stated in the fee table to the Fund’s prospectus dated August 31, 2023 supplemented November 1, 2023 is 0.55%. The Fund’s investment adviser has agreed to waive 5 basis points (0.05%) of its management fee for the Fund until October 31, 2024. The fee waiver agreement may only be terminated prior to October 31, 2024 with the consent of the Adviser and the Fund’s Board of Trustees, and may be renewed by the Adviser in its sole discretion. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 14, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

(4)

Effective November 1, 2022, the Fund’s investment objective was to track the price and total return performance, before fees and expenses, of the Solactive GPR Industrial Real Estate Index. Prior to November 1, 2022, the Fund’s investment objective was to track the price and total return performance, before fees and expenses, of the Kelly Industrial Real Estate Index. Performance shown for periods beginning November 1, 2022 is that of the Solactive GPR Industrial Real Estate Index, and performance shown for periods prior to November 1, 2022 is that of the Kelly Industrial Real Estate Index.

Pacer Data & Infrastructure Real Estate ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 15, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Solactive GPR Data & Infrastructure Real Estate ETF is generally composed of equity securities of developed markets companies that derive at least 85% of their earnings or revenues from real estate operations in the data and infrastructure real estate sectors (“Eligible Companies”). At the time of each reconstitution of the Index, Eligible Companies with a market capitalization of more than $500 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States.

The FTSE NAREIT All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer Data & Infrastructure Real Estate ETF - NAV	-7.74%	-9.79%	0.60%	3.32%
Pacer Data & Infrastructure Real Estate ETF - Market	-7.97%	-9.92%	0.47%	3.24%
Kelly Data Center & Tech Infrastructure Real Estate Index / Solactive GPR Data & Infrastructure Real Estate Index (3)(4)	-6.85%	-9.34%	1.13%	3.98%
Solactive GPR Data & Infrastructure Real Estate Index	-6.85%	-6.30%	3.21%	5.91%
FTSE NAREIT All Equity REITS Total Return Index(3)	-0.82%	-2.87%	2.31%	4.99%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023 supplemented November 1, 2023 is 0.55%. The Fund’s investment adviser has agreed to waive 5 basis points (0.05%) of its management fee for the Fund until October 31, 2024. The fee waiver agreement may only be terminated prior to October 31, 2024 with the consent of the Adviser and the Fund’s Board of Trustees, and may be renewed by the Adviser in its sole discretion. For performance information current to the most recent month-end, please call 1-877-337-0500.

Pacer Data & Infrastructure Real Estate ETF

PERFORMANCE SUMMARY (Continued)
(Unaudited)

(2)	Inception date is May 15, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

(4)

Effective November 1, 2022, the Fund’s investment objective was to track the price and total return performance, before fees and expenses, of the Solactive GPR Data & Infrastructure Real Estate Index. Prior to November 1, 2022, the Fund’s investment objective was to track the price and total return performance, before fees and expenses, of the Kelly Data Center & Tech Infrastructure Real Estate Index. Performance shown for periods beginning November 1, 2022 is that of the Solactive GPR Data & Infrastructure Real Estate Index, and performance shown for periods prior to November 1, 2022 is that of the Kelly Data Center & Tech Infrastructure Real Estate Index.`

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on July 23, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The CFRA-Stovall Equal Weight Seasonal Rotation Index (formerly known as Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index) uses an objective, rules-based methodology to track the performance of a semi-annual rotation of certain sectors within the S&P 500 Equal Weight Index (“EWI”). The S&P 500 EWI is an equal-weighted version of the S&P 500®, which measures the performance of the large-cap segment of the U.S. equity market.

The S&P 500 Index consists of approximately 500 leading U.S.-listed companies.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF - NAV	3.13%	1.21%	7.05%	8.46%
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF - Market	3.31%	1.23%	7.02%	8.44%
Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index(3)	3.83%	1.91%	7.99%	9.36%
S&P 500® Index(3)	22.66%	8.06%	13.19%	12.57%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is July 23, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer CSOP FTSE China A50 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on March 10, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The FTSE China A50 Net Total Return Index® is comprised of the A-Shares issued by the 50 largest companies in the China A-Shares market. The Index is a free float-adjusted market capitalization-weighted index compiled and published by FTSE International Limited, which is not affiliated with the Fund, Pacer Advisors, Inc, CSOP Asset Management Limited (“CSOP” or “CSOP Sub-Adviser”) or the Fund’s distributor. The Index is a real-time, tradable index comprising of the largest 50 China A-Share companies by full market capitalization of the FTSE China A All Cap Free Index.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer CSOP FTSE China A50 ETF - NAV	-7.50%	-12.10%	-1.44%	2.33%
Pacer CSOP FTSE China A50 ETF - Market	-8.79%	-12.37%	-1.70%	2.24%
FTSE China A50 Net Total Return Index®(3)	-6.95%	-11.65%	-0.83%	2.78%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.70%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)

Inception date is March 10, 2015. The Fund is the successor to the investment performance of the CSOP FTSE China A50 ETF (the “Predecessor CSOP”) as a result of the reorganization of the Predecessor CSOP Fund into the Fund on January 23, 2020. Accordingly, the performance information shown in the chart and table above for periods prior to January 23, 2020 is that of the Predecessor CSOP Fund’s Shares for the Fund. The Predecessor CSOP Fund was managed by the same portfolio managers as the Fund and had substantially the same investment objectives, policies, and strategies as the Fund.

(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer BioThreat Strategy ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 24, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The LifeSci BioThreat Strategy Index is generally composed of U.S.-listed stocks of companies whose products or services help protect against, endure, or recover from biological threats to human health. Companies helping to protect against such threats include those that conduct research to identify or anticipate such threats and those developing or producing the tools necessary to detect them. Companies helping to endure biological threats include those offering goods or services to help individuals, organizations, businesses, and governments adapt to requirements for social distancing or remote 2 connectivity. The Index Provider only includes those companies with a minimum market capitalization of $1 billion and a minimum average daily value traded for the last six moths of at least $2 million.

The S&P 500 Index consists of approximately 500 leading U.S.-listed companies.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Since Inception(2)
Pacer BioThreat Strategy ETF - NAV	18.52%	5.66%	10.21%
Pacer BioThreat Strategy ETF - Market	18.75%	5.68%	10.22%
LifeSci BioThreat Strategy Index(3)	19.38%	6.41%	10.99%
S&P 500® Index(3)	22.66%	8.06%	15.70%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.70%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 24, 2020.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Lunt Large Cap Alternator ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 24, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Lunt Capital U.S. Large Cap Equity Rotation Index uses an objective, rules-based methodology to provide exposure to large-capitalization U.S. companies. The Index uses Lunt Capital’s proprietary relative strength methodology to rotate between the holdings of one of two sub-indices, the S&P 500 Low Volatility Index and the S&P 500 High Beta Index (each, a “Sub-Index,” and together, the “Sub-Indices”), that seek to identify the 100 components of the S&P 500 Index that most strongly exhibit a particular trait (e.g., low volatility or high beta). Each Sub-Index is composed of the 100 securities comprising the S&P 500 Index that most strongly exhibit the characteristic screened for by the Sub-Index.

The S&P 500 Index consists of approximately 500 leading U.S.-listed companies.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Since Inception(2)
Pacer Lunt Large Cap Alternator ETF - NAV	-5.65%	-4.79%	11.30%
Pacer Lunt Large Cap Alternator ETF - Market	-5.61%	-4.82%	11.30%
Lunt Capital U.S. Large Cap Equity Rotation Index(3)	-4.91%	-4.11%	12.22%
S&P 500® Index(3)	22.66%	8.06%	15.70%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 24, 2020.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Lunt Midcap Multi-Factor Alternator ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 24, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Lunt Capital U.S. MidCap Multi-Factor Rotation Index uses an objective, rules-based methodology to provide exposure to mid-capitalization U.S. companies. The Index uses Lunt Capital’s proprietary relative strength methodology to rotate between the holdings of the highest and lowest quintile components of four factor-based indices of the S&P MidCap 400 Index (each, a “Sub-Index,” and together, the “Sub-Indices”), that seek to identify the components of the S&P MidCap 400 Index that most strongly exhibit a particular factor. The four factor groups are Momentum, Quality, Value, and Volatility.

The S&P MidCap 400 Index is comprised of 400 companies that broadly represent companies with midrange market capitalization between $3.6 billion and $13.1 billion.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Since Inception(2)
Pacer Lunt Midcap Multi-Factor Alternator ETF - NAV	30.16%	5.89%	17.37%
Pacer Lunt Midcap Multi-Factor Alternator ETF - Market	30.25%	5.88%	17.38%
Lunt Capital U.S. MidCap Multi-Factor Rotation Index(3)	31.19%	6.54%	18.42%
S&P MidCap 400® Index(3)	16.82%	3.25%	15.69%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 24, 2020.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 24, 2020, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Lunt Capital U.S. Large Cap Multi-Factor Rotation Index uses an objective, rules-based methodology to provide exposure to large-capitalization U.S. companies. The Index uses Lunt Capital’s proprietary relative strength methodology to rotate between the holdings of the highest and lowest quintile components of four factor-based indices of the S&P 500 Index (each, a “Sub-Index,” and together, the “Sub-Indices”), that seek to identify the components of the S&P 500 Index that most strongly exhibit a particular factor. The four factor groups are Momentum, Quality, Value, and Volatility.

The S&P 500 Index consists of approximately 500 leading U.S.-listed companies.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Since Inception(2)
Pacer Lunt Large Cap Multi-Factor Alternator ETF - NAV	27.83%	6.77%	18.01%
Pacer Lunt Large Cap Multi-Factor Alternator ETF - Market	28.05%	6.84%	18.05%
Lunt Capital U.S. Large Cap Multi-Factor Rotation Index(3)	28.83%	7.61%	18.96%
S&P 500® Index(3)	22.66%	8.06%	15.70%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 24, 2020.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Export Leaders ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on July 23, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Export Leaders Index uses an objective, rules-based methodology to measure the performance of an equal weight portfolio of approximately 100 large- and mid-capitalization U.S. companies with a high percentage of foreign sales and high free cash flow growth. Free cash flow is a company’s cash flow from operations minus its capital expenditures. Construction of the Index begins with an initial universe of the 200 companies across the S&P 900® Index (which is comprised of the S&P 500® Index (“S&P 500”) and S&P MidCap 400® Index (“S&P MidCap 400”)) that have the highest annual foreign sales as a percentage of total sales. The 200 companies are then narrowed to the 100 companies with the highest change in free cash flow growth over the past five years, and those 100 companies are equally weighted to create the Index. The Index is reconstituted and rebalanced to equal-weight quarterly.

The S&P 900® combines the S&P 500® and the S&P MidCap 400® to form an investable benchmark for the mid- to large-cap segment of the U.S. equity market.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer US Export Leaders ETF - NAV	18.40%	5.72%	13.21%	12.17%
Pacer US Export Leaders ETF - Market	18.69%	5.94%	13.25%	12.20%
Pacer US Export Leaders Index(3)	19.11%	6.31%	13.90%	12.87%
S&P 900 IndexTM(3)	22.32%	7.77%	12.96%	12.29%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is July 23, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Pacific Asset Floating Rate High Income ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on February 18, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The S&P/LSTA U.S. Leveraged Loan 100 Index is an index designed to reflect the performance of the largest facilities in the leveraged loan market.

The S&P 500 Index consists of approximately 500 leading U.S.-listed companies.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Three Year	Five Year	Since Inception(2)
Pacer Pacific Asset Floating Rate High Income ETF - NAV	13.25%	5.59%	4.75%	4.04%
Pacer Pacific Asset Floating Rate High Income ETF - Market	13.40%	5.53%	4.75%	4.04%
S&P 500® Index(3)	22.66%	5.57%	4.83%	4.39%
S&P/LSTA U.S. Leveraged Loan 100 Index(3)	11.47%	8.06%	13.19%	12.03%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023, is 0.61%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)

Inception date is February 18, 2015. The Fund is the successor to the investment performance of the Pacific Global Senior Loan ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund on October 22, 2021. Accordingly, the performance information shown in the chart and table above for periods prior to October 22, 2021 is that of the Predecessor Fund’s Shares for the Fund. The Predecessor Fund was managed by the same portfolio managers as the Fund and had substantially the same investment objectives, policies, and strategies as the Fund.

(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Data and Digital Revolution ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 8, 2022, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Data Transmission and Communication Revolution TR Index will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the applicable Index in the same approximate proportion as in such Index, but may, when the Adviser believes it is in the best interests of such Fund, use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the applicable Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the applicable Index as a whole (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to a Fund but not to its Index).

The S&P 500 Index consists of approximately 500 leading U.S.-listed companies.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Since Inception(2)
Pacer Data and Digital Revolution ETF - NAV	58.06%	27.92%
Pacer Data and Digital Revolution ETF - Market	57.73%	28.01%
Pacer Data Transmission and Communication Revolution Index(3)	59.18%	28.77%
S&P 500® Index(3)	22.66%	13.05%
S&P 1200® Index(3)	18.44%	11.45%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023 is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 8, 2022.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Industrials and Logistics ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 8, 2022, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Global Supply Chain Infrastructure Total Return Index will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the applicable Index in the same approximate proportion as in such Index, but may, when the Adviser believes it is in the best interests of such Fund, use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the applicable Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the applicable Index as a whole (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations that apply to a Fund but not to its Index).

The S&P 500 Index consists of approximately 500 leading U.S.-listed companies.

Annualized Returns(1)
(For the Periods Ended April 30, 2024)

	One Year	Since Inception(2)
Pacer Industrials and Logistics ETF - NAV	7.54%	5.49%
Pacer Industrials and Logistics ETF - Market	6.57%	5.24%
Pacer Global Supply Chain Infrastructure Index(3)	8.45%	6.12%
S&P 500® Index(3)	22.66%	13.05%
S&P 1200® Index(3)	18.44%	11.45%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2023 is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 8, 2022.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Funds

EXPENSE EXAMPLE
For the Six-Months Ended April 30, 2024

As a shareholder of a Fund, you pay ongoing expenses, such as advisory fees, and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs. You may pay brokerage commissions on your purchase and sale of Fund shares, which are not reflected in the following examples. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from a Fund’s actual return and the “Actual Expenses Paid During Period” show the dollar amount that would have been paid by an investor who started with $1,000 in a Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the column under the heading untitled “Actual Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s Annual Expense Ratio	Beginning Account Value 11/01/23	Ending Account Value 04/30/24	Expenses Paid During Period(a)
Pacer Trendpilot® US Large Cap ETF
Actual	0.60%	$1,000.00	$ 1,186.30	$ 3.26
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer Trendpilot® US Mid Cap ETF
Actual	0.60%	$1,000.00	$ 1,127.80	$ 3.17
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer TrendpilotTM 100 ETF
Actual	0.65%	$1,000.00	$ 1,116.40	$ 3.42
Hypothetical(b)	0.65%	$1,000.00	$ 1,021.63	$ 3.27
Pacer Trendpilot® European Index ETF
Actual	0.65%	$1,000.00	$ 1,098.00	$ 3.39
Hypothetical(b)	0.65%	$1,000.00	$ 1,021.63	$ 3.27
Pacer Trendpilot International ETF
Actual	0.65%	$1,000.00	$ 1,154.90	$ 3.48
Hypothetical(b)	0.65%	$1,000.00	$ 1,021.63	$ 3.27
Pacer Trendpilot US Bond ETF
Actual	0.60%	$1,000.00	$ 1,084.60	$ 3.11
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer Trendpilot Fund of Funds ETF
Actual	0.15%	$1,000.00	$ 1,131.80	$ 0.80
Hypothetical(b)	0.15%	$1,000.00	$ 1,024.12	$ 0.75
Pacer U.S. Cash Cows 100 ETF
Actual	0.49%	$1,000.00	$ 1,160.30	$ 2.63
Hypothetical(b)	0.49%	$1,000.00	$ 1,022.43	$ 2.46

Pacer Funds

EXPENSE EXAMPLE
For the Six-Months Ended April 30, 2024 (Continued)

	Fund’s Annual Expense Ratio	Beginning Account Value 11/01/23	Ending Account Value 04/30/24	Expenses Paid During Period(a)
Pacer U.S. Small Cap Cash Cows 100 ETF
Actual	0.59%	$1,000.00	$ 1,162.70	$ 3.17
Hypothetical(b)	0.59%	$1,000.00	$ 1,021.93	$ 2.97
Pacer Global Cash Cows Dividend ETF
Actual	0.60%	$1,000.00	$ 1,105.60	$ 3.14
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer Developed Markets International Cash Cows 100 ETF
Actual	0.65%	$1,000.00	$ 1,116.70	$ 3.42
Hypothetical(b)	0.65%	$1,000.00	$ 1,021.63	$ 3.27
Pacer Emerging Markets Cash Cows 100 ETF
Actual	0.70%	$1,000.00	$ 1,153.70	$ 3.75
Hypothetical(b)	0.70%	$1,000.00	$ 1,021.38	$ 3.52
Pacer US Large Cap Cash Cows Growth Leaders ETF
Actual	0.49%	$1,000.00	$ 1,194.10	$ 2.67
Hypothetical(b)	0.49%	$1,000.00	$ 1,022.43	$ 2.46
Pacer U.S. Small Cap Cash Cows Growth Leaders ETF
Actual	0.59%	$1,000.00	$ 1,181.60	$ 3.20
Hypothetical(b)	0.59%	$1,000.00	$ 1,021.93	$ 2.97
Pacer US Cash Cows Growth ETF
Actual	0.60%	$1,000.00	$ 1,175.60	$ 3.25
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer Cash Cows Fund of Funds ETF
Actual	0.15%	$1,000.00	$ 1,143.20	$ 0.80
Hypothetical(b)	0.15%	$1,000.00	$ 1,024.12	$ 0.75
Pacer WealthShield ETF
Actual	0.60%	$1,000.00	$ 1,083.10	$ 3.11
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer Industrial Real Estate ETF
Actual	0.55%	$1,000.00	$ 1,106.00	$ 2.88
Hypothetical(b)	0.55%	$1,000.00	$ 1,022.13	$ 2.77
Pacer Data & Infrastructure Real Estate ETF
Actual	0.55%	$1,000.00	$ 1,043.80	$ 2.79
Hypothetical(b)	0.55%	$1,000.00	$ 1,022.13	$ 2.77
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF
Actual	0.60%	$1,000.00	$ 1,221.50	$ 3.31
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer CSOP FTSE China A50 ETF
Actual	0.70%	$1,000.00	$ 1,051.60	$ 3.57
Hypothetical(b)	0.70%	$1,000.00	$ 1,021.38	$ 3.52
Pacer BioThreat Strategy ETF
Actual	0.70%	$1,000.00	$ 1,215.40	$ 3.86
Hypothetical(b)	0.70%	$1,000.00	$ 1,021.38	$ 3.52
Pacer Lunt Large Cap Alternator ETF
Actual	0.60%	$1,000.00	$ 1,085.10	$ 3.11
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer Lunt Midcap Multi-Factor Alternator ETF
Actual	0.60%	$1,000.00	$ 1,317.50	$ 3.46
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02

Pacer Funds

EXPENSE EXAMPLE
For the Six-Months Ended April 30, 2024 (Continued)

	Fund’s Annual Expense Ratio	Beginning Account Value 11/01/23	Ending Account Value 04/30/24	Expenses Paid During Period(a)
Pacer Lunt Large Cap Multi-Factor Alternator ETF
Actual	0.60%	$1,000.00	$ 1,247.50	$ 3.35
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer US Export Leaders ETF
Actual	0.60%	$1,000.00	$ 1,218.90	$ 3.31
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer Pacific Asset Floating Rate High Income ETF
Actual	0.60%	$1,000.00	$ 1,075.40	$ 3.10
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer Industrials and Logistics ETF
Actual	0.60%	$1,000.00	$ 1,138.90	$ 3.19
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02
Pacer Data and Digital Revolution ETF
Actual	0.60%	$1,000.00	$ 1,342.50	$ 3.49
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.88	$ 3.02

(a)

The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days (182) in the most recent six-month period and divided by the number of days in the most recent twelve-month period (366).

(b)	Assumes 5% return before expenses.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 97.8%

Communication Services — 9.1%
Alphabet, Inc. - Class A(a)	366,209	$59,611,500
Alphabet, Inc. - Class C(a)	305,634	50,319,582
AT&T, Inc.	444,687	7,510,763
Charter Communications, Inc. - Class A(a)(b)	6,353	1,625,987
Comcast Corp. - Class A	245,996	9,374,908
Electronic Arts, Inc.	15,362	1,948,209
Fox Corp. - Class A(b)	15,817	490,485
Fox Corp. - Class B	8,206	235,348
Interpublic Group of Cos., Inc.(b)	23,993	730,347
Live Nation Entertainment, Inc.(a)(b)	8,840	785,964
Match Group, Inc.(a)	17,338	534,357
Meta Platforms, Inc. - Class A	136,288	58,627,009
Netflix, Inc.(a)	26,840	14,779,178
News Corp. - Class A	23,691	563,846
News Corp. - Class B(b)	7,155	175,584
Omnicom Group, Inc.	12,267	1,138,868
Paramount Global - Class B(b)	30,022	341,951
Take-Two Interactive Software, Inc.(a)	9,880	1,410,963
T-Mobile US, Inc.(b)	32,378	5,315,496
Verizon Communications, Inc.	257,331	10,162,001
Walt Disney Co.	113,662	12,627,848
Warner Bros Discovery, Inc.(a)(b)	137,952	1,015,327
		239,325,521

Consumer Discretionary — 10.3%
Airbnb, Inc. - Class A(a)	26,493	4,200,995
Amazon.com, Inc.(a)	566,191	99,083,424
Aptiv PLC(a)	17,539	1,245,269
AutoZone, Inc.(a)	1,079	3,189,956
Bath & Body Works, Inc.	14,219	645,827
Best Buy Co., Inc.	12,065	888,467
Booking Holdings, Inc.	2,135	7,370,084
BorgWarner, Inc.	14,651	480,113
Caesars Entertainment, Inc.(a)(b)	13,410	480,346
CarMax, Inc.(a)(b)	9,880	671,544
Carnival Corp.(a)(b)	62,637	928,280
Chipotle Mexican Grill, Inc.(a)	1,672	5,282,851
Darden Restaurants, Inc.(b)	7,495	1,149,808
Deckers Outdoor Corp.(a)	1,614	1,321,011
Domino’s Pizza, Inc.	2,185	1,156,455
DR Horton, Inc.	18,920	2,695,911
eBay, Inc.	33,140	1,708,036
Etsy, Inc.(a)	7,695	528,416
Expedia Group, Inc.(a)	7,746	1,042,844
Ford Motor Co.	244,510	2,970,797
Garmin Ltd.	9,541	1,378,388

	Shares	Value
Consumer Discretionary — 10.3% (Continued)
General Motors Co.	71,534	$3,185,409
Genuine Parts Co.	8,738	1,373,701
Hasbro, Inc.(b)	8,098	496,407
Hilton Worldwide Holdings, Inc.	15,290	3,016,411
Home Depot, Inc.	61,707	20,623,713
Las Vegas Sands Corp.	22,999	1,020,236
Lennar Corp. - Class A	15,693	2,379,373
LKQ Corp.	16,627	717,123
Lowe’s Cos., Inc.	35,289	8,045,539
Lululemon Athletica, Inc.(a)	6,951	2,506,531
Marriott International, Inc. - Class A	14,884	3,514,559
McDonald’s Corp.	44,486	12,146,457
MGM Resorts International(a)	17,463	688,741
Mohawk Industries, Inc.(a)	3,327	383,670
NIKE, Inc. - Class B	74,805	6,901,509
Norwegian Cruise Line Holdings Ltd.(a)(b)	26,479	500,983
NVR, Inc.(a)	200	1,487,770
O’Reilly Automotive, Inc.(a)	3,568	3,615,312
Pool Corp.(b)	2,385	864,634
PulteGroup, Inc.	13,616	1,517,095
Ralph Lauren Corp.	2,485	406,645
Ross Stores, Inc.	21,205	2,747,108
Royal Caribbean Cruises Ltd.(a)(b)	14,650	2,045,580
Starbucks Corp.	69,702	6,167,930
Tapestry, Inc.	14,450	576,844
Tesla Motors, Inc.(a)	171,866	31,499,599
TJX Cos., Inc.	69,772	6,564,847
Tractor Supply Co.(b)	6,755	1,844,655
Ulta Beauty, Inc.(a)	3,125	1,265,125
Wynn Resorts Ltd.	6,021	551,825
Yum! Brands, Inc.(b)	17,447	2,464,389
		269,538,542

Consumer Staples — 6.1%
Altria Group, Inc.	110,437	4,838,245
Archer-Daniels-Midland Co.	33,342	1,955,842
Brown-Forman Corp. - Class B(b)	11,425	546,686
Bunge Global SA	9,372	953,695
Campbell Soup Co.	12,267	560,725
Church & Dwight Co., Inc.(b)	15,254	1,645,754
Clorox Co.	7,697	1,138,155
Coca-Cola Co.	241,976	14,946,857
Colgate-Palmolive Co.	51,420	4,726,526
Conagra Brands, Inc.	29,706	914,351
Constellation Brands, Inc. - Class A	10,082	2,555,384
Costco Wholesale Corp.	27,470	19,858,062
Dollar General Corp.	13,610	1,894,376
Dollar Tree, Inc.(a)	12,977	1,534,530
Estee Lauder Cos., Inc.	14,450	2,119,960

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 97.8% (Continued)

Consumer Staples — 6.1% (Continued)
General Mills, Inc.	36,367	$2,562,419
Hershey Co.	9,340	1,811,213
Hormel Foods Corp.	17,980	639,369
J M Smucker Co.	6,655	764,327
Kellanova	16,396	948,673
Kenvue, Inc.	107,184	2,017,203
Keurig Dr Pepper, Inc.	62,592	2,109,350
Kimberly-Clark Corp.	20,974	2,863,580
Kroger Co.	41,031	2,272,297
Lamb Weston Holdings, Inc.(b)	9,040	753,394
McCormick & Co., Inc.	15,593	1,186,004
Molson Coors Beverage Co. - Class B(b)	11,525	659,922
Mondelez International, Inc. - Class A	84,654	6,090,009
Monster Beverage Corp.(a)	46,218	2,470,352
PepsiCo, Inc.	84,366	14,840,822
Philip Morris International, Inc.	94,955	9,015,028
Procter & Gamble Co.	145,385	23,726,831
Sysco Corp.	31,357	2,330,452
Target Corp.	28,664	4,614,331
The Kraft Heinz Co.	49,637	1,916,485
Tyson Foods, Inc. - Class A	17,778	1,078,236
Walgreens Boots Alliance, Inc.	44,579	790,386
Walmart, Inc.	265,465	15,755,347
		161,405,178

Energy — 4.1%
APA Corp.(b)	19,129	601,416
Baker Hughes Co.	62,837	2,049,743
Chevron Corp.	109,104	17,595,202
ConocoPhillips	72,791	9,144,005
Coterra Energy, Inc.	47,151	1,290,051
Devon Energy Corp.	39,897	2,041,928
Diamondback Energy, Inc.	11,125	2,237,571
EOG Resources, Inc.(b)	36,258	4,790,770
EQT Corp.(b)	22,554	904,190
Exxon Mobil Corp.	247,220	29,238,710
Halliburton Co.	55,890	2,094,198
Hess Corp.	17,238	2,714,813
Kinder Morgan, Inc.	120,599	2,204,550
Marathon Oil Corp.	37,718	1,012,728
Marathon Petroleum Corp.	23,688	4,304,583
Occidental Petroleum Corp.	41,258	2,728,804
ONEOK, Inc.	36,286	2,870,948
Phillips 66	26,588	3,807,667
Pioneer Natural Resources Co.	14,556	3,920,222
Schlumberger Ltd.	88,423	4,198,324

	Shares	Value
Energy — 4.1% (Continued)
Targa Resources Corp.	13,910	$1,586,575
Valero Energy Corp.	20,364	3,255,593
Williams Cos., Inc.	75,616	2,900,630
		107,493,221

Financials — 13.2%
Aflac, Inc.	31,896	2,668,100
Allstate Corp.	16,304	2,772,658
American Express Co.	35,152	8,226,623
American International Group, Inc.(b)	42,199	3,178,007
Ameriprise Financial, Inc.	6,353	2,616,102
Aon PLC - Class A	12,068	3,403,297
Arch Capital Group Ltd.(a)	23,151	2,165,545
Arthur J Gallagher & Co.	13,410	3,147,193
Assurant, Inc.	3,327	580,229
Bank of America Corp.	428,031	15,841,427
Bank of New York Mellon Corp.	48,442	2,736,489
Berkshire Hathaway, Inc. - Class B(a)	112,859	44,774,550
BlackRock, Inc.	8,526	6,434,061
Blackstone, Inc.	44,202	5,154,395
Brown & Brown, Inc.	14,653	1,194,806
Capital One Financial Corp.(b)	23,691	3,398,000
Cboe Global Markets, Inc.	6,555	1,187,438
Charles Schwab Corp.	92,467	6,837,935
Chubb Ltd.	24,834	6,174,725
Cincinnati Financial Corp.	9,780	1,131,448
Citigroup, Inc.	116,612	7,151,814
Citizens Financial Group, Inc.	29,411	1,003,209
CME Group, Inc.	22,348	4,685,035
Comerica, Inc.	8,198	411,294
Corpay, Inc.(a)(b)	4,570	1,380,780
Discover Financial Services	15,601	1,977,115
Everest Group Ltd.	2,685	983,811
FactSet Research Systems, Inc.	2,385	994,283
Fidelity National Information Services, Inc.	36,869	2,504,142
Fifth Third Bancorp	42,382	1,545,248
Fiserv, Inc.(a)	36,469	5,567,722
Franklin Resources, Inc.(b)	17,649	403,103
Global Payments, Inc.	16,203	1,989,242
Globe Life, Inc.	5,410	412,080
Goldman Sachs Group, Inc.	19,960	8,517,132
Hartford Financial Services Group, Inc.	19,032	1,844,010
Huntington Bancshares, Inc.	90,048	1,212,947
Intercontinental Exchange, Inc.	35,554	4,577,933
Invesco Ltd.	27,929	395,754
Jack Henry & Associates, Inc.	4,570	743,493
JPMorgan Chase & Co.	179,337	34,386,075

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 97.8% (Continued)

Financials — 13.2% (Continued)
KeyCorp.	58,260	$844,187
Loews Corp.	11,533	866,705
M&T Bank Corp.	10,300	1,487,217
MarketAxess Holdings, Inc.	2,385	477,215
Marsh & McLennan Cos., Inc.	30,748	6,132,074
Mastercard, Inc. - Class A	51,105	23,058,576
MetLife, Inc.	39,261	2,790,672
Moody’s Corp.	9,780	3,621,827
Morgan Stanley	77,185	7,011,485
MSCI, Inc.	4,870	2,268,397
Nasdaq, Inc.	23,601	1,412,520
Northern Trust Corp.	12,868	1,060,195
PayPal Holdings, Inc.(a)	65,263	4,432,663
PNC Financial Services Group, Inc.	24,733	3,790,580
Principal Financial Group, Inc.	13,818	1,093,557
Progressive Corp.	36,461	7,593,003
Prudential Financial, Inc.	22,548	2,491,103
Raymond James Financial, Inc.	11,733	1,431,426
Regions Financial Corp.	58,358	1,124,559
S&P Global, Inc.	19,849	8,253,810
State Street Corp.	18,084	1,310,909
Synchrony Financial	25,992	1,143,128
T Rowe Price Group, Inc.	13,910	1,524,119
Travelers Cos., Inc.	14,219	3,016,703
Truist Financial Corp.	82,871	3,111,806
US Bancorp	96,857	3,935,300
Visa, Inc. - Class A(b)	98,389	26,428,269
W R Berkley Corp.	12,668	975,056
Wells Fargo & Co.	223,117	13,235,300
Willis Towers Watson PLC	6,553	1,645,720
		343,877,331

Health Care — 12.2%
Abbott Laboratories	106,356	11,270,545
AbbVie, Inc.	108,786	17,692,955
Agilent Technologies, Inc.	18,344	2,513,862
Align Technology, Inc.(a)	4,470	1,262,239
Amgen, Inc.	32,754	8,972,631
Baxter International, Inc.	31,488	1,271,171
Becton Dickinson & Co.	18,080	4,241,568
Biogen, Inc.(a)	9,040	1,941,973
Bio-Rad Laboratories, Inc. - Class A(a)	1,339	361,195
Bio-Techne Corp.(b)	9,780	618,194
Boston Scientific Corp.(a)	91,132	6,549,657
Bristol-Myers Squibb Co.	124,054	5,450,933
Cardinal Health, Inc.	15,793	1,627,311
Catalent, Inc.(a)(b)	11,225	626,916

	Shares	Value
Health Care — 12.2% (Continued)
Cencora, Inc.	10,383	$2,482,056
Centene Corp.(a)	33,650	2,458,469
Charles River Laboratories International, Inc.(a)	3,227	738,983
Cigna Corp.	17,853	6,374,235
Cooper Cos., Inc.	12,488	1,112,181
CVS Health Corp.	79,943	5,412,941
Danaher Corp.	40,241	9,924,235
DaVita, Inc.(a)	3,327	462,486
DexCom, Inc.(a)	24,094	3,069,335
Edwards Lifesciences Corp.(a)	37,812	3,201,542
Elevance Health, Inc.	14,343	7,581,423
Eli Lilly & Co.	49,419	38,601,180
GE HealthCare Technologies, Inc.	26,232	1,999,928
Gilead Sciences, Inc.	77,498	5,052,870
HCA Healthcare, Inc.(b)	11,927	3,695,223
Henry Schein, Inc.(a)	8,098	561,029
Hologic, Inc.(a)	15,262	1,156,402
Humana, Inc.	7,695	2,324,583
IDEXX Laboratories, Inc.(a)	5,210	2,567,280
Illumina, Inc.(a)	9,880	1,215,734
Incyte Corp.(a)	11,525	599,876
Insulet Corp.(a)	4,386	754,129
Intuitive Surgical, Inc.(a)	21,809	8,082,852
IQVIA Holdings, Inc.(a)	11,425	2,647,972
Johnson & Johnson	148,539	21,477,254
Laboratory Corp. of America Holdings	4,898	986,310
McKesson Corp.	8,006	4,300,903
Medtronic PLC	82,811	6,644,755
Merck & Co., Inc.	156,114	20,173,051
Mettler-Toledo International, Inc.(a)	1,339	1,646,568
Moderna, Inc.(a)(b)	20,565	2,268,525
Molina Healthcare, Inc.(a)	3,628	1,241,139
Pfizer, Inc.	346,365	8,873,871
Quest Diagnostics, Inc.	6,955	961,042
Regeneron Pharmaceuticals, Inc.(a)	6,655	5,927,342
ResMed, Inc.(b)	9,140	1,955,869
Revvity, Inc.(b)	7,697	788,712
Solventum Corp.(a)	8,597	558,891
STERIS PLC	6,113	1,250,475
Stryker Corp.	20,974	7,057,751
Teleflex, Inc.	2,925	610,594
Thermo Fisher Scientific, Inc.	23,996	13,647,005
UnitedHealth Group, Inc.	57,167	27,651,677
Universal Health Services, Inc. - Class B	3,845	655,303
Vertex Pharmaceuticals, Inc.(a)	15,715	6,173,009
Viatris, Inc.	74,581	862,902

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 97.8% (Continued)

Health Care — 12.2% (Continued)
Waters Corp.(a)	3,628	$1,121,197
West Pharmaceutical Services, Inc.	4,570	1,633,684
Zimmer Biomet Holdings, Inc.	12,977	1,560,874
Zoetis, Inc.(b)	27,930	4,447,573
		320,954,370

Industrials — 8.8%
3M Co.	34,367	3,316,759
A O Smith Corp.(b)	7,797	645,903
Allegion PLC	5,512	670,039
American Airlines Group, Inc.(a)	40,696	549,803
AMETEK, Inc.	14,350	2,506,371
Automatic Data Processing, Inc.	25,054	6,060,312
Axon Enterprise, Inc.(a)	4,350	1,364,421
Boeing Co.(a)	35,299	5,924,584
Broadridge Financial Solutions, Inc.	7,356	1,422,724
Builders FirstSource, Inc.(a)	7,719	1,411,188
Carrier Global Corp.(b)	52,154	3,206,949
Caterpillar, Inc.	31,696	10,604,531
CH Robinson Worldwide, Inc.(b)	7,255	515,105
Cintas Corp.	5,412	3,562,936
Copart, Inc.(a)	54,064	2,936,216
CSX Corp.	119,555	3,971,617
Cummins, Inc.	8,840	2,497,212
Dayforce Inc.(a)(b)	9,641	591,668
Deere & Co.	16,322	6,388,594
Delta Air Lines, Inc.	39,989	2,002,249
Dover Corp.(b)	8,738	1,566,723
Eaton Corp. PLC	24,833	7,903,351
Emerson Electric Co.	35,587	3,835,567
Equifax, Inc.(b)	7,597	1,672,783
Expeditors International of Washington, Inc.	9,248	1,029,395
Fastenal Co.	35,531	2,413,976
FedEx Corp.	14,450	3,782,721
Fortive Corp.	21,900	1,648,413
GE Vernova, Inc.(a)	16,639	2,557,581
Generac Holdings, Inc.(a)	3,828	520,455
General Dynamics Corp.	14,111	4,051,127
General Electric Co.	66,545	10,768,313
Honeywell International, Inc.	40,325	7,771,837
Howmet Aerospace, Inc.	24,386	1,627,766
Hubbell, Inc.(b)	3,315	1,228,274
Huntington Ingalls Industries, Inc.	2,485	688,171
IDEX Corp.	4,670	1,029,548
Illinois Tool Works, Inc.	16,618	4,056,620
Ingersoll Rand, Inc.	25,135	2,345,598
Jacobs Solutions, Inc.	7,797	1,119,103

	Shares	Value
Industrials — 8.8% (Continued)
JB Hunt Trasport Services, Inc.	5,079	$825,693
Johnson Controls International PLC	42,282	2,751,290
L3Harris Technologies, Inc.	11,726	2,509,950
Leidos Holdings, Inc.	8,507	1,192,852
Lockheed Martin Corp.	13,418	6,238,431
Masco Corp.	14,010	958,985
Nordson Corp.	3,327	858,998
Norfolk Southern Corp.	14,119	3,251,888
Northrop Grumman Corp.	8,838	4,286,695
Old Dominion Freight Line, Inc.	11,224	2,039,513
Otis Worldwide Corp.	25,644	2,338,733
PACCAR, Inc.	32,556	3,454,517
Parker-Hannifin Corp.	7,998	4,358,190
Paychex, Inc.	19,932	2,368,121
Paycom Software, Inc.	3,025	568,640
Pentair PLC	10,283	813,282
Quanta Services, Inc.	9,040	2,337,382
Republic Services, Inc.	12,768	2,447,626
Robert Half, Inc.	6,653	459,988
Rockwell Automation, Inc.	7,155	1,938,719
Rollins, Inc.	17,459	777,973
RTX Corp.	82,174	8,342,304
Snap-On, Inc.	3,327	891,503
Southwest Airlines Co.	37,070	961,596
Stanley Black & Decker, Inc.	9,541	872,047
Textron, Inc.	12,365	1,045,955
Trane Technologies PLC	14,219	4,512,257
TransDigm Group, Inc.	3,428	4,278,247
Uber Technologies, Inc.(a)	125,738	8,332,657
Union Pacific Corp.	37,302	8,846,542
United Airlines Holdings, Inc.(a)	20,365	1,047,983
United Parcel Service, Inc. - Class B	44,967	6,631,733
United Rentals, Inc.	4,268	2,850,981
Veralto Corp.	13,614	1,275,360
Verisk Analytics, Inc.	9,003	1,962,294
W.W. Grainger, Inc.	2,785	2,565,960
Waste Management, Inc.	22,958	4,775,723
Westinghouse Air Brake Technologies Corp.	11,125	1,792,015
Xylem, Inc.	14,964	1,955,795
		231,484,921

Information Technology — 29.1%(c)
Accenture PLC - Class A	38,506	11,586,840
Adobe, Inc.(a)	28,263	13,080,964
Advanced Micro Devices, Inc.(a)	100,143	15,860,648
Akamai Technologies, Inc.(a)	9,448	953,587
Amphenol Corp. - Class A	37,070	4,476,944
Analog Devices, Inc.	30,367	6,091,924
ANSYS, Inc.(a)	5,412	1,758,251

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 97.8% (Continued)

Information Technology — 29.1%(c) (Continued)
Apple, Inc.	900,219	$153,334,303
Applied Materials, Inc.	51,151	10,161,146
Arista Networks, Inc.(a)	15,595	4,001,053
Autodesk, Inc.(a)	13,308	2,832,608
Broadcom, Inc.	27,308	35,507,773
Cadence Design System, Inc.(a)	16,938	4,668,621
CDW Corp.	8,298	2,006,954
Cisco Systems, Inc.	251,992	11,838,584
Cognizant Technology Solutions Corp. - Class A	31,357	2,059,528
Corning, Inc.	47,784	1,595,030
Enphase Energy, Inc.(a)	8,499	924,351
EPAM Systems, Inc.(a)	3,628	853,523
F5, Inc.(a)	3,728	616,276
Fair Isaac Corp.(a)	1,568	1,777,061
First Solar, Inc.(a)	6,647	1,171,866
Fortinet, Inc.(a)	38,061	2,404,694
Gartner, Inc.(a)	4,870	2,009,313
Gen Digital, Inc.	35,024	705,383
Hewlett Packard Enterprise Co.	80,286	1,364,862
HP, Inc.	53,915	1,514,472
Intel Corp.	259,094	7,894,594
International Business Machines Corp.	56,669	9,418,388
Intuit, Inc.	17,167	10,740,019
Jabil, Inc.	8,019	941,110
Juniper Networks, Inc.	19,932	694,032
Keysight Technologies, Inc.(a)	11,123	1,645,537
KLA Corp.	8,257	5,691,468
Lam Research Corp.	8,015	7,168,696
Microchip Technology, Inc.	33,873	3,115,639
Micron Technology, Inc.	68,191	7,702,855
Microsoft Corp.	460,846	179,421,174
Monolithic Power Systems, Inc.	3,022	2,022,715
Motorola Solutions, Inc.	10,383	3,521,394
NetApp, Inc.	13,077	1,336,600
NVIDIA Corp.	153,208	132,374,777
NXP Semiconductors NV	15,995	4,097,759
ON Semiconductor Corp.(a)	26,787	1,879,376
Oracle Corp.	98,835	11,242,481
Palo Alto Networks, Inc.(a)	19,055	5,542,909
PTC, Inc.(a)(b)	7,391	1,311,459
Qorvo, Inc.(a)	6,121	715,178
QUALCOMM, Inc.	69,257	11,486,273
Roper Technologies, Inc.	6,655	3,403,766
salesforce.com, Inc.	59,925	16,116,230
Seagate Technology Holdings PLC	11,934	1,025,250
ServiceNow, Inc.(a)	12,568	8,713,771

	Shares	Value
Information Technology — 29.1%(c) (Continued)
Skyworks Solutions, Inc.	9,882	$1,053,322
Super Micro Computer, Inc.(a)(b)	3,040	2,610,752
Synopsys, Inc.(a)	9,440	5,008,770
TE Connectivity Ltd.	19,531	2,763,246
Teledyne Technologies, Inc.(a)	2,925	1,115,829
Teradyne, Inc.(b)	9,549	1,110,740
Texas Instruments, Inc.	55,586	9,806,482
Trimble, Inc.(a)	15,493	930,665
Tyler Technologies, Inc.(a)	2,585	1,193,107
VeriSign, Inc.(a)	5,612	951,122
Western Digital Corp.(a)	19,915	1,410,579
Zebra Technologies Corp. - Class A(a)(b)	3,227	1,015,085
		763,349,708

Materials — 2.4%
Air Products & Chemicals, Inc.	13,810	3,263,855
Albemarle Corp.(b)	7,256	872,969
Amcor PLC	91,515	818,144
Avery Dennison Corp.	4,970	1,079,882
Ball Corp.	19,623	1,365,172
Celanese Corp.(b)	6,214	954,533
CF Industries Holdings, Inc.	12,065	952,773
Corteva, Inc.	44,156	2,390,164
Dow, Inc.	43,725	2,487,953
DuPont de Nemours, Inc.	26,771	1,940,898
Eastman Chemical Co.	7,364	695,456
Ecolab, Inc.	15,795	3,572,039
FMC Corp.	7,797	460,101
Freeport-McMoRan, Inc.	89,226	4,455,946
International Flavors & Fragrances, Inc.	15,895	1,345,512
International Paper Co.	21,516	751,769
Linde PLC	30,031	13,242,470
LyondellBasell Industries NV - Class A	15,895	1,589,023
Martin Marietta Materials, Inc.	3,828	2,247,304
Mosaic Co.	20,673	648,925
Newmont Goldcorp Corp.(b)	71,695	2,913,685
Nucor Corp.	15,493	2,611,035
Packaging Corp. of America	5,612	970,764
PPG Industries, Inc.	14,653	1,890,237
Sherwin-Williams Co.	14,281	4,278,730
Steel Dynamics, Inc.	9,649	1,255,528
Vulcan Materials Co.	8,298	2,137,814
Westrock Co.	15,895	762,324
		61,955,005

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 97.8% (Continued)

Real Estate — 0.2%
CBRE Group, Inc. - Class A(a)(b)	19,321	$1,678,802
CoStar Group, Inc.(a)(b)	25,436	2,328,157
		4,006,959

Utilities — 2.3%
AES Corp.	41,640	745,356
Alliant Energy Corp.	15,695	781,611
Ameren Corp.	16,296	1,203,786
American Electric Power Co., Inc.	32,091	2,760,789
American Water Works Co., Inc.	12,094	1,479,338
Atmos Energy Corp.	9,240	1,089,396
CenterPoint Energy, Inc.	39,255	1,143,891
CMS Energy Corp.	18,180	1,101,890
Consolidated Edison, Inc.	21,416	2,021,670
Constellation Energy Corp.	20,063	3,730,514
Dominion Energy, Inc.	52,022	2,652,082
DTE Energy Co.	12,813	1,413,530
Duke Energy Corp.	47,977	4,714,220
Edison International	23,893	1,697,837
Entergy Corp.	13,200	1,408,044
Evergy, Inc.(b)	14,350	752,658
Eversource Energy	21,708	1,315,939
Exelon Corp.	61,905	2,326,390
FirstEnergy Corp.	32,107	1,230,982
NextEra Energy, Inc.	125,334	8,393,617
NiSource, Inc.	25,767	717,869
NRG Energy, Inc.(b)	14,219	1,033,295
PG&E Corp.	130,095	2,225,925
Pinnacle West Capital Corp.(b)	7,055	519,601
PPL Corp.	45,869	1,259,563
Public Service Enterprise Group, Inc.	31,040	2,144,243
Sempra	39,093	2,800,232
Southern Co.	67,818	4,984,622
WEC Energy Group, Inc.	19,624	1,621,727
Xcel Energy, Inc.	34,276	1,841,649
		61,112,266
TOTAL COMMON STOCKS (Cost $2,152,003,959)		2,564,503,022

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 2.0%
Alexandria Real Estate Equities, Inc.(b)	9,694	$1,123,244
American Tower Corp.	28,972	4,970,436
AvalonBay Communities, Inc.	8,840	1,675,799
Boston Properties, Inc.(b)	8,940	553,297
Camden Property Trust(b)	6,655	663,370
Crown Castle, Inc.	27,018	2,533,748
Digital Realty Trust, Inc.	18,816	2,611,284
Equinix, Inc.	5,813	4,133,682
Equity Residential	21,508	1,385,115
Essex Property Trust, Inc.	3,937	969,486
Extra Space Storage, Inc.	13,084	1,756,920
Federal Realty Investment Trust	4,570	476,057
Healthpeak Properties, Inc.	43,879	816,588
Host Hotels & Resorts, Inc.(b)	44,257	835,130
Invitation Homes, Inc.	35,727	1,221,863
Iron Mountain, Inc.	18,180	1,409,314
Kimco Realty Corp.	38,549	718,168
Mid-America Apartment Communities, Inc.	7,255	943,150
Prologis, Inc.	57,435	5,861,242
Public Storage	9,880	2,563,366
Realty Income Corp.	51,469	2,755,650
Regency Centers Corp.	10,175	602,564
SBA Communications Corp.	6,755	1,257,241
Simon Property Group, Inc.	20,365	2,861,893
UDR, Inc.	18,920	720,474
Ventas, Inc.	25,035	1,108,550
VICI Properties, Inc.	63,023	1,799,307
Welltower, Inc.(b)	34,512	3,288,303
Weyerhaeuser Co.	45,467	1,371,739
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $54,994,447)		52,986,980

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Units	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 3.7%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(d)	95,811,917	$95,811,917
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $95,811,917)		95,811,917

TOTAL INVESTMENTS — 103.5% (Cost $2,302,810,323)		2,713,301,919
Liabilities in Excess of Other Assets — (3.5)%		(93,520,175)
TOTAL NET ASSETS — 100.0%		$2,619,781,744

Percentages are stated as a percent of net assets.

NV - Naamloze Vennootschap

PLC - Public Limited Company

SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $92,102,045 which represented 3.5% of net assets.
(c)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 92.6%

Communication Services — 1.4%
Frontier Communications Parent, Inc.(a)(b)	32,813	$759,293
Iridium Communications, Inc.	18,374	565,735
New York Times Co. - Class A	24,590	1,058,108
Nexstar Media Group, Inc.	4,782	765,407
TEGNA, Inc.	29,221	398,574
TKO Group Holdings, Inc.(b)	8,903	842,847
Ziff Davis, Inc.(a)	6,817	341,600
ZoomInfo Technologies, Inc.(a)	43,956	697,142
		5,428,706

Consumer Discretionary — 15.2%
Adient PLC(a)	13,893	414,984
Aramark	39,455	1,243,227
Autoliv, Inc.	10,978	1,315,055
AutoNation, Inc.(a)(b)	3,841	618,977
Boyd Gaming Corp.	10,305	551,421
Brunswick Corp. (b)	10,290	829,786
Burlington Stores, Inc.(a)	9,556	1,719,507
Capri Holdings Ltd.(a)(b)	17,434	618,558
Carter’s, Inc.(b)	5,464	373,792
Choice Hotels International, Inc.(b)	3,691	436,498
Churchill Downs, Inc.	10,154	1,309,866
Columbia Sportswear Co.(b)	5,115	407,307
Crocs, Inc.(a)	9,052	1,125,797
Dick’s Sporting Goods, Inc.	8,718	1,751,795
Duolingo, Inc.(a)	5,350	1,207,763
Five Below, Inc.(a)	8,270	1,210,232
Floor & Decor Holdings, Inc.(a)(b)	15,880	1,752,040
GameStop Corp.(a)(b)	39,856	442,003
Gap, Inc.	32,162	659,964
Gentex Corp.	35,085	1,203,416
Goodyear Tire & Rubber Co.(a)	42,076	503,229
Graham Holdings Co. - Class B(b)	528	370,323
Grand Canyon Education, Inc.(a)	4,383	569,878
H&R Block, Inc.	20,756	980,306
Harley-Davidson, Inc.	18,800	646,532
Helen of Troy Ltd.(a)	3,517	326,061
Hilton Grand Vacations, Inc.(a)	10,571	440,176
Hyatt Hotels Corp. - Class A(b)	6,608	983,204
KB Home	11,057	716,051
Lear Corp.(b)	8,541	1,075,056
Leggett & Platt, Inc.	19,776	357,352
Light & Wonder, Inc.(a)	13,497	1,204,742
Lithia Motors, Inc.(b)	4,116	1,047,028
Macy’s, Inc.	40,981	755,280
Marriott Vacations Worldwide Corp.(b)	4,891	470,074

	Shares	Value
Consumer Discretionary — 15.2% (Continued)
Mattel, Inc.(a)	52,823	$967,717
Murphy USA, Inc.	2,835	1,173,180
Nordstrom, Inc.(b)	14,390	273,554
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	9,149	669,158
Penn Entertainment, Inc.(a)(b)	22,514	372,382
Penske Automotive Group, Inc.(b)	2,887	441,451
Planet Fitness, Inc. - Class A(a)	12,668	758,053
Polaris, Inc.(b)	7,875	670,635
PVH Corp.	8,918	970,278
RH(a)(b)	2,290	565,745
Service Corp. International (b)	22,186	1,590,958
Skechers USA, Inc. - Class A(a)	20,084	1,326,548
Taylor Morrison Home Corp.(a)	15,945	893,079
Tempur Sealy International, Inc.	25,865	1,294,802
Texas Roadhouse, Inc.	9,990	1,606,192
Thor Industries, Inc.(b)	7,905	785,915
Toll Brothers, Inc.	15,595	1,857,520
TopBuild Corp.(a)(b)	4,728	1,913,280
Travel + Leisure Co.	10,743	467,750
Under Armour, Inc. - Class A(a)	28,009	188,501
Under Armour, Inc. - Class C(a)(b)	28,530	186,016
Vail Resorts, Inc.	5,682	1,076,000
Valvoline, Inc.(a)	19,473	827,992
Visteon Corp.(a)	4,120	455,796
Wendy’s Co.(b)	24,790	495,552
Whirlpool Corp.(b)	8,264	783,923
Williams-Sonoma, Inc.(b)	9,563	2,742,476
Wingstop, Inc.	4,413	1,698,078
Wyndham Hotels & Resorts, Inc.	12,452	915,347
YETI Holdings, Inc.(a)(b)	12,880	460,074
		58,065,232

Consumer Staples — 4.7%
BellRing Brands, Inc.(a)	19,658	1,084,532
BJ’s Wholesale Club Holdings, Inc.(a)(b)	20,014	1,494,646
Boston Beer Co., Inc. - Class A(a)	1,394	388,104
Casey’s General Stores, Inc.	5,533	1,768,235
Celsius Holdings, Inc.(a)	22,170	1,580,056
Coca-Cola Consolidated, Inc.	692	571,592
Coty, Inc. - Class A(a)(b)	55,559	635,595
Darling Ingredients, Inc.(a)	23,965	1,015,397
elf Beauty, Inc.(a)(b)	8,329	1,353,712
Flowers Foods, Inc.	28,507	710,965
Grocery Outlet Holding Corp.(a)	14,722	382,330
Ingredion, Inc.	9,754	1,117,711
Lancaster Colony Corp.	3,021	576,437
Performance Food Group Co.(a)	23,339	1,584,251

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 92.6% (Continued)

Consumer Staples — 4.7% (Continued)
Pilgrim’s Pride Corp.(a)	6,091	$219,398
Post Holdings, Inc.(a)(b)	7,539	800,265
Sprouts Farmers Market, Inc.(a)(b)	15,188	1,002,864
US Foods Holding Corp.(a)	33,700	1,693,425
		17,979,515

Energy — 5.6%
Antero Midstream Corp.	50,533	699,377
Antero Resources Corp.(a)	42,463	1,444,167
ChampionX Corp.	28,571	959,128
Chesapeake Energy Corp.(b)	16,562	1,488,593
Chord Energy Corp.(b)	6,170	1,091,967
Civitas Resources, Inc.	12,834	923,535
CNX Resources Corp.(a)(b)	22,695	533,786
DT Midstream, Inc.	14,371	893,876
Equitrans Midstream Corp.	64,289	869,830
HF Sinclair Corp.	23,230	1,260,228
Matador Resources Co.(b)	16,564	1,031,937
Murphy Oil Corp.	21,765	971,590
NOV, Inc.	59,155	1,093,776
Ovintiv, Inc.	37,779	1,938,817
PBF Energy, Inc. - Class A	16,139	859,725
Permian Resources Corp.(b)	68,832	1,152,936
Range Resources Corp.	36,254	1,301,881
Southwestern Energy Co.(a)	165,482	1,239,460
Valaris Ltd.(a)	9,296	604,798
Weatherford International PLC(a)	10,866	1,343,255
		21,702,662

Financials — 15.4%
Affiliated Managers Group, Inc.	5,016	782,998
Ally Financial, Inc.(b)	40,444	1,551,027
American Financial Group, Inc./OH	9,774	1,248,629
Associated Banc-Corp.	22,052	464,636
Bank OZK	15,610	696,987
Brighthouse Financial, Inc.(a)	9,520	459,340
Cadence Bank	27,103	749,940
Carlyle Group, Inc.(b)	32,247	1,444,666
CNO Financial Group, Inc.	16,638	438,079
Columbia Banking System, Inc.(b)	30,951	582,188
Commerce Bancshares, Inc.(b)	17,615	963,188
Cullen Frost Bankers, Inc.(b)	9,549	996,343
East West Bancorp, Inc.(b)	20,993	1,563,769
Equitable Holdings, Inc.	46,921	1,731,854
Erie Indemnity Co. - Class A(b)	3,745	1,433,062
Essent Group Ltd.	15,834	838,727
Euronet Worldwide, Inc.(a)	6,495	666,907
Evercore, Inc.	5,184	940,896

	Shares	Value
Financials — 15.4% (Continued)
Federated Hermes, Inc.	12,219	$401,394
Fidelity National Financial, Inc.(b)	38,529	1,907,185
First American Financial Corp.	15,306	819,942
First Financial Bankshares, Inc.(b)	19,050	563,118
First Horizon Corp.	83,936	1,252,325
FirstCash Holdings, Inc.	5,483	619,469
FNB Corp.	53,241	710,235
Glacier Bancorp, Inc.(b)	16,444	594,944
Hancock Whitney Corp.	12,783	580,220
Hanover Insurance Group, Inc.	5,299	687,916
Home BancShares, Inc./AR	27,843	659,322
Houlihan Lokey, Inc.(b)	7,848	1,000,542
Interactive Brokers Group, Inc.	15,943	1,835,358
International Bancshares Corp.	7,915	440,470
Janus Henderson Group PLC	19,662	613,848
Jefferies Financial Group, Inc.	25,456	1,096,135
Kemper Corp.	8,935	521,000
Kinsale Capital Group, Inc.	3,293	1,196,182
MGIC Investment Corp.(b)	41,141	834,339
Morningstar, Inc.	3,897	1,101,487
New York Community Bancorp, Inc.(b)	105,895	280,622
Old National Bancorp	46,870	775,230
Old Republic International Corp.	39,229	1,171,378
Pinnacle Financial Partners, Inc.	11,369	872,002
Primerica, Inc.	5,234	1,108,875
Prosperity Bancshares, Inc.	13,903	861,569
Reinsurance Group of America, Inc.	9,873	1,846,151
RenaissanceRe Holdings Ltd.	7,906	1,733,390
RLI Corp.	6,010	849,514
SEI Investments Co.	14,945	985,623
Selective Insurance Group, Inc.	9,064	921,356
SLM Corp.	32,944	698,083
SouthState Corp.(b)	11,284	854,199
Stifel Financial Corp.(b)	15,348	1,226,612
Synovus Financial Corp.	21,698	776,571
Texas Capital Bancshares, Inc.(a)	7,121	408,745
UMB Financial Corp.	6,481	516,276
United Bankshares, Inc.	20,020	649,849
Unum Group	27,291	1,383,654
Valley National Bancorp(b)	63,278	443,579
Voya Financial, Inc.(b)	15,399	1,049,596
Webster Financial Corp.	25,832	1,132,217
Western Union Co.	52,414	704,444
WEX, Inc.(a)	6,386	1,349,106
Wintrust Financial Corp.	9,168	885,996
Zions Bancorp	22,302	909,476
		59,382,780

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 92.6% (Continued)

Health Care — 8.2%
Acadia Healthcare Co., Inc.(a)	13,820	$1,021,851
Amedisys, Inc.(a)	4,841	445,614
Arrowhead Pharmaceuticals, Inc.(a)	18,598	420,687
Azenta, Inc.(a)(b)	8,427	442,080
Bruker Corp.	13,800	1,076,538
Chemed Corp.	2,249	1,277,432
Cytokinetics, Inc.(a)(b)	14,736	903,612
DENTSPLY SIRONA, Inc.	31,680	950,717
Doximity, Inc. - Class A(a)(b)	18,323	445,066
Encompass Health Corp.	14,918	1,243,863
Enovis Corp.(a)	7,367	406,879
Envista Holdings Corp.(a)	25,434	500,541
Exelixis, Inc.(a)	45,562	1,068,885
Globus Medical, Inc. - Class A(a)(b)	17,114	852,106
Haemonetics Corp.(a)	7,529	692,292
Halozyme Therapeutics, Inc.(a)	19,602	746,836
HealthEquity, Inc.(a)	12,834	1,012,731
Integra LifeSciences Holdings Corp.(a)	10,091	294,354
Jazz Pharmaceuticals PLC(a)	9,432	1,044,594
Lantheus Holdings, Inc.(a)	10,154	675,647
LivaNova PLC(a)(b)	7,997	445,833
Masimo Corp.(a)(b)	6,585	885,090
Medpace Holdings, Inc.(a)	3,490	1,355,342
Neogen Corp.(a)(b)	29,209	360,147
Neurocrine Biosciences, Inc.(a)	14,836	2,040,544
Option Care Health, Inc.(a)	26,273	785,300
Penumbra, Inc.(a)	5,767	1,133,042
Perrigo Co. PLC	20,100	656,466
Progyny, Inc.(a)(b)	12,365	396,422
QuidelOrtho Corp.(a)	7,335	297,434
R1 RCM, Inc.(a)	29,219	359,102
Repligen Corp.(a)(b)	7,797	1,280,267
Roivant Sciences Ltd.(a)(b)	50,490	550,341
Shockwave Medical, Inc.(a)	5,506	1,818,026
Sotera Health Co.(a)	18,654	208,925
Tenet Healthcare Corp.(a)	15,122	1,698,049
United Therapeutics Corp.(a)	7,028	1,646,871
		31,439,526

Industrials — 21.9%
Acuity Brands, Inc.	4,587	1,138,952
Advanced Drainage Systems, Inc.	10,237	1,607,209
AECOM	20,378	1,882,112
AGCO Corp.	9,308	1,062,881
Applied Industrial Technologies, Inc.	5,775	1,058,269
ASGN, Inc.(a)	6,997	674,861
Avis Budget Group, Inc.	2,736	261,151

	Shares	Value
Industrials — 21.9% (Continued)
Brink’s Co.	6,681	$584,320
BWX Technologies, Inc.	13,681	1,310,229
CACI International, Inc. - Class A(a)	3,313	1,332,588
Carlisle Cos., Inc.	7,261	2,819,084
Chart Industries, Inc.(a)(b)	6,274	903,832
Clean Harbors, Inc.(a)	7,526	1,425,801
Comfort Systems USA, Inc.	5,337	1,651,321
Concentrix Corp.(b)	7,013	383,401
Core & Main, Inc. - Class A(a)	25,405	1,434,620
Crane Co.	7,301	1,022,213
Curtiss-Wright Corp.	5,704	1,445,508
Donaldson Co., Inc.	17,888	1,291,514
EMCOR Group, Inc.	7,038	2,513,762
EnerSys	5,991	541,886
Esab Corp.	8,405	889,921
ExlService Holdings, Inc.(a)	24,463	709,427
Exponent, Inc.(b)	7,509	690,152
Flowserve Corp.	19,468	918,111
Fluor Corp.(a)	25,647	1,034,344
Fortune Brands Innovations, Inc.	18,904	1,381,882
FTI Consulting, Inc.(a)	5,203	1,112,557
GATX Corp.(b)	5,261	643,736
Genpact Ltd.	24,764	761,245
Graco, Inc.	25,235	2,023,847
GXO Logistics, Inc.(a)	17,926	890,205
Hertz Global Holdings, Inc.(a)(b)	19,642	89,371
Hexcel Corp.	12,619	810,266
Insperity, Inc.(b)	5,249	540,280
ITT, Inc.	12,315	1,592,822
KBR, Inc.	20,280	1,316,983
Kirby Corp.(a)(b)	8,761	956,088
Knight-Swift Transportation Holdings, Inc.	24,258	1,121,447
Landstar System, Inc.	5,378	937,977
Lennox International, Inc.(b)	4,774	2,212,367
Lincoln Electric Holdings, Inc.(b)	8,528	1,872,152
ManpowerGroup, Inc.	7,241	546,333
MasTec, Inc.(a)(b)	8,965	795,106
Maximus, Inc.	9,123	732,394
MDU Resources Group, Inc.	30,220	746,434
Middleby Corp.(a)	8,058	1,119,820
MSA Safety, Inc.	5,506	993,282
MSC Industrial Direct Co., Inc. - Class A(b)	6,877	627,457
nVent Electric PLC	24,891	1,793,895
Oshkosh Corp.	9,786	1,098,674
Owens Corning	13,244	2,227,773
Paylocity Holding Corp.(a)(b)	6,450	1,000,782
RBC Bearings, Inc.(a)(b)	4,317	1,055,722

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 92.6% (Continued)

Industrials — 21.9% (Continued)
Regal Rexnord Corp.(b)	9,932	$1,602,727
Ryder System, Inc.	6,569	800,433
Saia, Inc.(a)	3,965	1,573,431
Science Applications International Corp.	7,753	997,811
Sensata Technologies Holding PLC	22,457	860,328
Simpson Manufacturing Co., Inc.	6,376	1,108,723
Stericycle, Inc.(a)	13,728	614,053
Terex Corp.(b)	9,978	559,267
Tetra Tech, Inc.	8,004	1,558,539
Timken Co.	9,625	858,743
Toro Co.(b)	15,541	1,361,236
Trex Co., Inc.(a)	16,177	1,432,473
UFP Industries, Inc.	9,260	1,043,602
Valmont Industries, Inc.	3,097	634,266
Watsco, Inc.(b)	4,681	2,095,777
Watts Water Technologies, Inc. - Class A	4,057	805,152
Werner Enterprises, Inc.(b)	9,403	321,583
WESCO International, Inc.	6,570	1,003,568
Woodward, Inc.	9,055	1,470,170
XPO Logistics, Inc.(a)(b)	17,365	1,866,043
		84,156,291

Information Technology — 9.4%
Allegro MicroSystems, Inc.(a)(b)	10,563	313,615
Amkor Technology, Inc.	15,316	495,473
Appfolio, Inc. - Class A(a)	3,060	693,947
Arrow Electronics, Inc.(a)	8,035	1,025,828
Aspen Technology, Inc.(a)(b)	4,159	818,782
Avnet, Inc.	13,421	655,884
Belden, Inc.	6,185	502,655
Blackbaud, Inc.(a)	6,389	497,831
Ciena Corp.(a)	21,670	1,001,804
Cirrus Logic, Inc.(a)	7,997	708,294
Cognex Corp.	25,914	1,076,468
Coherent Corp.(a)	19,894	1,086,809
CommVault Systems, Inc.(a)	6,491	665,133
Crane NXT Co.(b)	7,163	435,582
Dolby Laboratories, Inc. - Class A	8,830	685,738
Dropbox, Inc. - Class A(a)	38,461	890,757
Dynatrace, Inc.(a)	35,725	1,618,700
GoDaddy, Inc. - Class A(a)	21,060	2,577,323
IPG Photonics Corp.(a)	4,383	368,084
Kyndryl Holdings, Inc.(a)	34,405	676,402
Lattice Semiconductor Corp.(a)(b)	20,558	1,410,279
Littelfuse, Inc.	3,721	858,211
Lumentum Holdings, Inc.(a)(b)	9,936	434,799

	Shares	Value
Information Technology — 9.4% (Continued)
MACOM Technology Solutions Holdings, Inc.(a)(b)	8,185	$834,461
Manhattan Associates, Inc.(a)	9,178	1,891,219
MKS Instruments, Inc.	9,412	1,119,840
Novanta, Inc.(a)	5,358	838,527
Onto Innovation, Inc.(a)(b)	7,306	1,355,190
Power Integrations, Inc.(b)	8,435	562,783
Pure Storage, Inc.(a)	44,418	2,238,667
Qualys, Inc.(a)(b)	5,487	899,374
Rambus, Inc.(a)	16,160	885,891
Silicon Laboratories, Inc.(a)(b)	4,709	572,096
Synaptics, Inc.(a)	5,807	522,398
TD SYNNEX Corp.	11,605	1,367,533
Teradata Corp.(a)	14,506	538,173
Universal Display Corp.	6,510	1,028,450
Vishay Intertechnology, Inc.	18,726	433,320
Vontier Corp.	23,073	937,456
Wolfspeed, Inc.(a)(b)	18,590	502,488
		36,026,264

Materials — 6.9%
Alcoa Corp.	26,481	930,542
AptarGroup, Inc.	9,833	1,419,689
Arcadium Lithium PLC(a)(b)	154,180	678,392
Ashland, Inc.(b)	7,441	709,351
Avient Corp.	13,524	573,688
Axalta Coating Systems Ltd.(a)	33,044	1,038,903
Berry Global Group, Inc.	17,318	980,892
Cabot Corp.	8,290	756,297
Chemours Co.(b)	22,026	589,196
Cleveland-Cliffs, Inc.(a)	74,513	1,259,270
Commercial Metals Co.(b)	17,342	931,959
Crown Holdings, Inc.	17,829	1,463,225
Eagle Materials, Inc.	5,167	1,295,419
Graphic Packaging Holding Co.	45,963	1,188,144
Greif, Inc. - Class A	3,771	231,087
Knife River Corp.(a)	8,390	656,014
Louisiana-Pacific Corp.	9,520	696,769
MP Materials Corp.(a)(b)	21,374	341,984
NewMarket Corp.	1,023	539,039
Olin Corp.	17,946	938,217
Reliance, Inc.	8,598	2,448,022
Royal Gold, Inc.(b)	9,833	1,181,238
RPM International, Inc.	19,322	2,065,714
Scotts Miracle-Gro Co.	6,165	422,549
Silgan Holdings, Inc.	12,002	560,013
Sonoco Products Co.	14,535	814,687
United States Steel Corp.(b)	33,634	1,227,641
Westlake Chemical Corp.	4,749	699,813
		26,637,754

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 92.6% (Continued)

Real Estate — 0.3%
Jones Lang LaSalle, Inc.(a)	7,153	$1,292,547

Utilities — 3.6%
ALLETE, Inc.	8,527	504,969
Black Hills Corp.	10,083	553,557
Essential Utilities, Inc.	37,763	1,381,371
IDACORP, Inc.(b)	7,509	711,703
National Fuel Gas Co.	13,771	731,240
New Jersey Resources Corp.	14,704	642,418
Northwestern Energy Group, Inc.	9,089	458,449
OGE Energy Corp.	30,126	1,043,866
ONE Gas, Inc.(b)	8,221	530,419
Ormat Technologies, Inc.	7,967	508,534
PNM Resources, Inc.	12,733	471,885
Portland General Electric Co.	15,003	648,580
Southwest Gas Holdings, Inc.(b)	8,915	665,237
Spire, Inc.	8,303	513,042
UGI Corp.(b)	31,081	794,430
Vistra Corp.	50,255	3,811,339
		13,971,039
TOTAL COMMON STOCKS (Cost $323,710,288)		356,082,316

REAL ESTATE INVESTMENT TRUSTS — 7.3%
Agree Realty Corp.(b)	14,912	853,265
American Homes 4 Rent - Class A	47,390	1,696,562
Annaly Capital Management, Inc.(b)	75,140	1,408,124
Apartment Income REIT Corp.	21,808	836,991
Brixmor Property Group, Inc.	45,133	997,439
COPT Defense Properties	16,698	400,251
Cousins Properties, Inc.	22,524	516,701
CubeSmart	33,743	1,364,567
EastGroup Properties, Inc.	7,099	1,102,901
EPR Properties	11,175	453,593
Equity LifeStyle Properties, Inc.	27,968	1,686,191
First Industrial Realty Trust, Inc.	19,882	903,040
Gaming and Leisure Properties, Inc.	39,788	1,700,141
Healthcare Realty Trust, Inc.(b)	56,507	804,095
Independence Realty Trust, Inc.(b)	33,341	525,788
Kilroy Realty Corp.	15,824	534,851
Kite Realty Group Trust	32,549	709,568
Lamar Advertising Co. - Class A	13,113	1,519,141
National Storage Affiliates Trust(b)	11,461	401,593
NNN REIT, Inc.(b)	27,435	1,111,941
Omega Healthcare Investors, Inc.(b)	36,899	1,122,099
Park Hotels & Resorts, Inc.	31,155	502,530
PotlatchDeltic Corp.	11,770	470,918

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 7.3% (Continued)
Rayonier, Inc.	20,244	$600,437
Rexford Industrial Realty, Inc.	31,380	1,343,378
Sabra Health Care REIT, Inc.	34,313	477,637
STAG Industrial, Inc.(b)	27,300	938,847
Starwood Property Trust, Inc.(b)	44,152	837,563
Vornado Realty Trust(b)	23,714	617,275
WP Carey, Inc.	32,586	1,787,015
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $28,651,701)		28,224,442

	Units
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 22.5%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(c)	86,595,764	86,595,764
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $86,595,764)		86,595,764

TOTAL INVESTMENTS — 122.4% (Cost $438,957,753)		470,902,522
Liabilities in Excess of Other Assets — (22.4)%		(86,433,619)
TOTAL NET ASSETS — 100.0%		$384,468,903

Percentages are stated as a percent of net assets.

PLC - Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $82,949,350 which represented 21.6% of net assets.
(c)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 53.4%

Communication Services — 8.3%
Alphabet, Inc. - Class A(a)	109,176	$17,771,669
Alphabet, Inc. - Class C(a)	105,066	17,298,066
Charter Communications, Inc. - Class A(a)(b)	6,949	1,778,527
Comcast Corp. - Class A	189,606	7,225,885
Electronic Arts, Inc.	12,794	1,622,535
Meta Platforms, Inc. - Class A	64,841	27,892,653
Netflix, Inc.(a)	20,702	11,399,349
Sirius XM Holdings, Inc.(b)	183,873	540,587
Take-Two Interactive Software, Inc.(a)	8,226	1,174,755
T-Mobile US, Inc.(b)	56,797	9,324,363
Trade Desk, Inc. - Class A(a)	21,295	1,764,291
Warner Bros Discovery, Inc.(a)(b)	116,747	859,258
		98,651,938

Consumer Discretionary — 7.1%
Airbnb, Inc. - Class A(a)	20,965	3,324,420
Amazon.com, Inc.(a)	192,447	33,678,225
Booking Holdings, Inc.	1,635	5,644,069
DoorDash, Inc. - Class A(a)(b)	18,023	2,329,653
Lululemon Athletica, Inc.(a)	5,794	2,089,316
Marriott International, Inc.	13,852	3,270,873
MercadoLibre, Inc.(a)	2,416	3,524,219
O’Reilly Automotive, Inc.(a)	2,820	2,857,393
PDD Holdings, Inc. - ADR(a)	31,960	4,000,753
Ross Stores, Inc.	16,107	2,086,662
Starbucks Corp.	54,171	4,793,592
Tesla Motors, Inc.(a)	89,314	16,369,470
		83,968,645

Consumer Staples — 3.5%
Coca-Cola Europacific Partners PLC(b)	21,853	1,573,853
Costco Wholesale Corp.	21,229	15,346,445
Dollar Tree, Inc.(a)	10,421	1,232,283
Keurig Dr Pepper, Inc.	66,397	2,237,579
Mondelez International, Inc.	64,429	4,635,022
Monster Beverage Corp.(a)	49,798	2,661,703
PepsiCo, Inc.	65,765	11,568,721
The Kraft Heinz Co.	58,049	2,241,272
Walgreens Boots Alliance, Inc.	41,262	731,575
		42,228,453

Energy — 0.3%
Baker Hughes Co.	47,893	1,562,270
Diamondback Energy, Inc.	8,539	1,717,449
		3,279,719

	Shares	Value
Financials — 0.3%
PayPal Holdings, Inc.(a)	51,284	$3,483,209

Health Care — 3.3%
Amgen, Inc.	25,636	7,022,725
AstraZeneca PLC - ADR	27,864	2,114,320
Biogen, Inc.(a)	6,952	1,493,429
DexCom, Inc.(a)	18,449	2,350,218
GE HealthCare Technologies, Inc.	21,787	1,661,041
Gilead Sciences, Inc.	59,613	3,886,768
IDEXX Laboratories, Inc.(a)(b)	3,976	1,959,214
Illumina, Inc.(a)	7,603	935,549
Intuitive Surgical, Inc.(a)	16,853	6,246,059
Moderna, Inc.(a)(b)	18,280	2,016,467
Regeneron Pharmaceuticals, Inc.(a)	5,160	4,595,806
Vertex Pharmaceuticals, Inc.(a)	12,356	4,853,560
		39,135,156

Industrials — 2.5%
Automatic Data Processing, Inc.	19,653	4,753,864
Cintas Corp.	4,846	3,190,316
Copart, Inc.(a)	46,003	2,498,423
CSX Corp.	93,752	3,114,441
Fastenal Co.	27,380	1,860,197
Honeywell International, Inc.	31,204	6,013,947
Old Dominion Freight Line, Inc.	10,404	1,890,511
PACCAR, Inc.	25,066	2,659,753
Paychex, Inc.	17,288	2,053,987
Verisk Analytics, Inc.	6,857	1,494,552
		29,529,991

Information Technology — 26.3%(c)
Adobe, Inc.(a)	21,628	10,010,087
Advanced Micro Devices, Inc.(a)	77,317	12,245,466
Analog Devices, Inc.	23,723	4,759,071
ANSYS, Inc.(a)	4,163	1,352,476
Apple, Inc.	286,091	48,729,881
Applied Materials, Inc.	39,756	7,897,529
ASML Holding NV	4,126	3,599,811
Atlassian Corp. - Class A(a)	7,566	1,303,622
Autodesk, Inc.(a)	10,240	2,179,584
Broadcom, Inc.	22,166	28,821,785
Cadence Design System, Inc.(a)	13,025	3,590,081
CDW Corp.	6,424	1,553,709
Cisco Systems, Inc.	193,764	9,103,033
Cognizant Technology Solutions Corp. - Class A	23,818	1,564,366
Crowdstrike Holdings, Inc. - Class A(a)	10,884	3,184,005
Datadog, Inc. - Class A(a)	14,634	1,836,567
Fortinet, Inc.(a)	36,506	2,306,449
GLOBALFOUNDRIES, Inc.(a)(b)	26,211	1,281,194

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 53.4% (Continued)

Information Technology — 26.3%(c) (Continued)
Intel Corp.	202,322	$6,164,751
Intuit, Inc.	13,395	8,380,180
KLA Corp.	6,473	4,461,774
Lam Research Corp.	6,265	5,603,479
Marvell Technology, Inc.	41,361	2,726,104
Microchip Technology, Inc.	25,852	2,377,867
Micron Technology, Inc.	52,820	5,966,547
Microsoft Corp.	137,662	53,595,947
MongoDB, Inc.(a)(b)	3,467	1,266,079
NVIDIA Corp.	46,313	40,015,359
NXP Semiconductors NV	12,269	3,143,195
ON Semiconductor Corp.(a)(b)	20,445	1,434,421
Palo Alto Networks, Inc.(a)	15,453	4,495,123
QUALCOMM, Inc.	53,396	8,855,727
Roper Technologies, Inc.	5,122	2,619,698
Synopsys, Inc.(a)	7,294	3,870,123
Texas Instruments, Inc.	43,504	7,674,976
Workday, Inc. - Class A(a)	9,995	2,446,076
Zscaler, Inc.(a)	7,093	1,226,663
		311,642,804

Materials — 0.9%
Linde PLC	23,040	10,159,719

Real Estate — 0.2%
CoStar Group, Inc.(a)(b)	19,545	1,788,954

Utilities — 0.7%
American Electric Power Co., Inc.	25,175	2,165,805
Constellation Energy Corp.	15,150	2,816,991
Exelon Corp.	47,827	1,797,339
Xcel Energy, Inc.	26,562	1,427,176
		8,207,311
TOTAL COMMON STOCKS (Cost $482,588,357)		632,075,899

	Units
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 30.9%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(d)	364,781,969	364,781,969
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $364,781,969)		364,781,969

	Par	Value
U.S. TREASURY BILLS - 45.0%
5.29%, 05/16/2024(e)	40,000,000	$39,912,333
5.30%, 05/23/2024(b)(e)	473,000,000	471,475,232
5.27%, 07/05/2024(e)	20,000,000	19,810,056
U.S. Treasury Bills Total (Cost $531,213,280)		531,197,621
TOTAL SHORT-TERM INVESTMENTS (Cost $895,995,249)		895,979,590

TOTAL INVESTMENTS — 129.3% (Cost $1,378,583,606)		1,528,055,489
Liabilities in Excess of Other Assets — (29.3)%		(346,586,024)
TOTAL NET ASSETS — 100.0%		$1,181,469,465

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
NV - Naamloze Vennootschap
PLC - Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $357,002,972 which represented 30.2% of net assets.
(c)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day effective yield as of April 30, 2024.
(e)	The rate shown is the effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 97.2%

Austria — 0.6%
ANDRITZ AG	498	$27,318
Erste Group Bank AG	2,180	102,065
OMV AG	1,016	48,445
Raiffeisen Bank International AG	922	17,101
Telekom Austria AG	978	8,402
Verbund AG	470	35,913
voestalpine AG	790	21,178
		260,422

Belgium — 2.5%
Ackermans & van Haaren NV	160	27,577
Ageas SA/NV	1,176	54,142
Anheuser-Busch InBev SA/NV - ADR(a)	7,027	419,231
Cenergy Holdings SA	254	2,152
D’ieteren Group	160	34,697
Elia Group SA/NV	274	26,420
Groupe Bruxelles Lambert NV	599	44,652
KBC Groep NV	1,748	130,395
Lotus Bakeries NV	3	30,191
Sofina SA	124	29,219
Solvay SA	498	16,162
Syensqo SA(b)	498	46,340
Titan Cement International SA	282	8,953
UCB SA	866	115,109
Umicore SA	1,457	32,435
Viohalco SA	302	1,869
		1,019,544

Finland — 2.9%
Elisa Oyj	1,016	45,887
Fortum Oyj	3,100	40,957
Kesko Oyj - Class B	1,926	32,949
Kone Oyj - Class B	2,250	109,974
Metso Oyj	4,548	51,813
Neste Oyj	2,960	67,411
Nokia Oyj - ADR(a)	37,829	138,076
Nordea Bank Abp	23,392	274,730
Orion Oyj - Class B	744	28,417
Sampo Oyj - Class A	3,140	127,070
Stora Enso Oyj - Class R	4,088	54,752
UPM-Kymmene Oyj	3,691	129,673
Valmet Oyj	1,176	29,443
Wartsila OYJ Abp	3,448	63,880
		1,195,032

France — 32.8%(c)
Accor SA	1,306	57,576
Aeroports de Paris SA	226	28,822

	Shares	Value
France — 32.8%(c) (Continued)
Air Liquide SA	3,600	$706,453
Airbus SE - ADR(a)	16,560	679,622
ALD SA(d)	1,392	9,218
Alstom SA	2,030	32,225
Amundi SA(d)	404	28,348
Arkema SA	414	42,879
AXA SA(a)	12,511	433,132
BioMerieux	310	33,083
BNP Paribas SA - ADR	14,498	521,928
Bollore SE	6,200	40,362
Bouygues SA	1,274	47,056
Bureau Veritas SA	2,030	59,403
Capgemini SE	1,118	236,121
Carrefour SA	3,776	63,630
Cie de Saint-Gobain SA	3,229	257,278
Cie Generale des Etablissements Michelin SCA	4,856	187,497
Credit Agricole SA	7,066	109,719
Danone SA	4,385	274,510
Dassault Aviation SA	160	34,355
Dassault Systemes SE	4,706	185,974
Edenred SE	1,724	81,800
Eiffage SA	518	55,447
Engie SA(a)	12,332	214,125
EssilorLuxottica SA	2,145	459,661
Eurazeo SE	340	30,770
Getlink SE	2,510	42,859
Hermes International SCA	246	590,958
Ipsen SA	246	29,955
JCDecaux SE(b)	518	10,846
Kering	498	175,384
La Francaise des Jeux SAEM(d)	714	27,020
Legrand SA	1,813	187,408
L’Oreal SA	1,625	762,443
LVMH Moet Hennessy Louis Vuitton SE - ADR	8,710	1,429,747
Neoen SA(d)	490	15,039
Orange SA	13,276	147,703
Pernod Ricard SA	1,427	216,251
Pluxee NV(b)	620	19,116
Publicis Groupe SA	1,583	175,442
Remy Cointreau SA	160	15,265
Renault SA	1,364	68,038
Rexel SA	1,692	44,113
Safran SA	2,398	522,578
Sanofi SA - ADR	15,399	758,093
Sartorius Stedim Biotech	170	36,829
Schneider Electric SE	3,740	858,536
SCOR SE	1,072	35,053

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 97.2% (Continued)

France — 32.8%(c) (Continued)
SEB SA	160	$18,988
Societe Generale SA	5,036	136,457
Sodexo SA	620	54,091
SOITEC(b)	180	17,788
Teleperformance SE	414	37,767
Thales SA	686	115,635
TotalEnergies SE - ADR(a)	14,503	1,051,032
Valeo SE	1,486	18,935
Veolia Environnement SA	4,404	137,192
Vinci SA	3,449	405,806
Vivendi SE	4,368	44,592
Wendel SA	198	20,296
Worldline SA/France(b)(d)	1,738	18,184
		13,156,433

Germany — 23.8%
adidas AG - ADR(a)	2,321	278,822
Allianz SE	2,742	780,143
BASF SE	6,194	324,927
Bayer AG - ADR	27,696	202,181
Bayerische Motoren Werke AG	2,149	234,961
Bechtle AG	584	28,233
Beiersdorf AG	688	103,197
Brenntag SE	935	74,698
Carl Zeiss Meditec AG	264	27,921
Commerzbank AG	7,123	106,119
Continental AG	772	50,125
Covestro AG(b)(d)	1,354	67,886
CTS Eventim AG & Co. KGaA	424	37,647
Daimler Truck Holding AG	3,709	167,474
Delivery Hero SE(b)(d)	1,344	37,866
Deutsche Bank AG	14,267	228,539
Deutsche Boerse AG	1,277	246,874
Deutsche Lufthansa AG(b)	4,256	30,495
Deutsche Post AG	6,961	291,653
Deutsche Telekom AG	22,657	519,619
Deutsche Wohnen SE	348	6,588
DWS Group GmbH & Co. KGaA(d)	246	10,407
E.ON SE	15,590	206,308
Evonik Industries AG	1,457	30,391
Fielmann Group AG	180	8,423
Fraport AG Frankfurt Airport Services Worldwide(b)	254	12,762
Fresenius Medical Care AG - ADR(a)	2,982	62,741
Fresenius SE & Co. KGaA	2,816	84,057
FUCHS SE	236	8,651
GEA Group AG	1,147	46,393
Hannover Rueck SE	423	104,911

	Shares	Value
Germany — 23.8% (Continued)
Heidelberg Materials AG	958	$96,758
Henkel AG & Co. KGaA	714	51,167
HOCHTIEF AG	152	16,011
Infineon Technologies AG	9,075	316,888
KION Group AG	508	23,518
Knorr-Bremse AG	470	34,885
LEG Immobilien SE(b)	527	44,948
Mercedez-Benz Group AG	6,024	456,060
Merck KGaA	896	142,427
MTU Aero Engines AG	367	88,751
Muenchener Rueckversicherungs-Gesellschaft AG	949	417,466
Nemetschek SE	386	34,418
Puma SE	714	33,177
Rational AG	31	26,599
Rheinmetall AG	304	167,794
RWE AG	5,014	174,601
SAP SE - ADR(a)	7,717	1,398,398
Sartorius AG	20	4,696
Scout24 SE(d)	527	38,863
Siemens AG - ADR	10,527	985,011
Siemens Energy AG(b)	3,799	78,248
Siemens Healthineers AG(d)	1,912	106,309
Sixt SE	94	9,029
Symrise AG	898	96,506
Talanx AG	376	28,370
ThyssenKrupp AG	3,504	17,605
Traton SE	358	12,742
Volkswagen AG	208	29,479
Vonovia SE	4,828	140,044
Wacker Chemie AG	104	11,165
Zalando SE(b)(d)	1,550	40,792
		9,543,737

Greece — 0.8%
Aegean Airlines SA(b)	264	3,550
Alpha Services and Holdings SA(b)	15,220	25,867
Athens Water Supply & Sewage Co. SA	292	1,782
Autohellas Tourist and Trading SA	142	1,952
Ellaktor SA(b)	592	1,655
Eurobank Ergasias SA(b)	18,132	38,894
FF Group(b)(e)	1,259	6,449
GEK TERNA SA	396	7,091
Hellenic Telecommunications Organization SA	1,222	18,623
HELLENiQ ENERGY Holdings SA	414	3,725
Holding Co. ADMIE IPTO SA	808	1,927
JUMBO SA	780	24,290

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 97.2% (Continued)

Greece — 0.8% (Continued)
LAMDA Development SA(b)	574	$4,221
Motor Oil Hellas Corinth Refineries SA	404	11,710
Mytilineos SA	714	29,108
National Bank of Greece SA(b)	5,256	42,405
OPAP SA	1,334	22,223
Piraeus Financial Holdings SA(b)	7,138	28,757
Piraeus Port Authority SA	58	1,535
Public Power Corp. SA(b)	1,522	18,258
Quest Holdings SA	188	1,164
Sarantis SA	226	2,870
Terna Energy SA	368	7,163
		305,219

Ireland — 0.9%
AIB Group PLC	10,882	56,510
Bank of Ireland Group PLC	7,534	80,765
Glanbia PLC	1,260	23,989
Kerry Group PLC - Class A	1,100	94,853
Kingspan Group PLC	1,046	93,601
		349,718

Italy — 7.7%
A2A SpA	10,926	21,636
Amplifon SpA	922	30,926
Assicurazioni Generali SpA	8,750	213,841
Banca Mediolanum SpA	1,720	18,686
Banco BPM SpA	9,742	64,293
Brunello Cucinelli SpA	240	24,614
Buzzi SpA	612	22,115
Davide Campari-Milano NV	3,534	35,527
DiaSorin SpA	152	15,401
Enel SpA	54,097	356,843
Eni SpA - ADR(a)	7,502	240,289
Ferrari NV	827	341,733
FinecoBank Banca Fineco SpA	4,350	67,035
Hera SpA	5,487	19,851
Infrastrutture Wireless Italiane SpA(d)	2,528	27,194
Interpump Group SpA	564	24,726
Intesa Sanpaolo SpA	113,211	426,008
Italgas SpA	3,486	19,345
Leonardo SpA	2,848	65,742
Mediobanca Banca di Credito Finanziario SpA	4,586	65,337
Moncler SpA	1,457	99,701
Nexi SpA(b)(d)	5,816	34,001
Pirelli & C SpA(d)	3,486	22,203
Poste Italiane SpA(d)	3,232	41,114
Prysmian SpA	1,880	102,685

	Shares	Value
Italy — 7.7% (Continued)
Recordati Industria Chimica e Farmaceutica SpA	696	$37,175
Reply SpA	160	21,003
Snam SpA	16,178	74,275
Telecom Italia SpA(b)	76,336	18,159
Telecom Italia SpA - Savings Shares(b)	42,912	10,593
Terna Rete Elettrica Nazionale SpA	10,014	80,409
UniCredit SpA	11,641	429,599
UnipolSai Assicurazioni SpA	2,978	8,536
		3,080,595

Luxembourg — 0.5%
ArcelorMittal	3,534	88,970
Eurofins Scientific SE	874	53,725
RTL Group SA	274	8,465
Tenaris SA - ADR	1,678	55,357
		206,517

Netherlands — 15.5%
Aalberts Industries NV	686	32,886
ABN AMRO Group NV(d)	3,076	49,536
Adyen NV - ADR(b)	20,932	249,928
Aegon Ltd.	12,054	75,332
Akzo Nobel NV	1,212	80,375
Argenx SE - ADR(a)(b)	424	159,212
ASM International NV	330	209,615
ASML Holding NV	2,775	2,421,104
ASR Nederland NV	1,034	51,831
BE Semiconductor Industries NV	536	71,789
CTP NV(d)	734	12,502
DSM BV(e)	1,312	147,998
Euronext NV(d)	584	52,758
EXOR NV	688	75,406
Heineken Holding NV	930	74,983
Heineken NV	1,973	192,240
IMCD NV	404	61,331
ING Groep NV - ADR	23,940	378,252
JDE Peet’s NV	856	19,020
Koninklijke Ahold Delhaize NV	6,638	201,471
Koninklijke KPN NV	22,630	82,306
Koninklijke Philips NV(b)	5,502	148,262
Koninklijke Vopak NV	462	18,401
NN Group NV	1,914	88,547
OCI NV	686	18,522
Prosus NV	10,539	354,400
QIAGEN NV	1,520	63,393
Randstad Holding NV	780	39,290
Signify NV(d)	894	24,577
Stellantis NV	14,857	331,061

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 97.2% (Continued)

Netherlands — 15.5% (Continued)
Universal Music Group NV	5,186	$153,306
Wolters Kluwer NV	1,729	259,711
		6,199,345

Poland — 0.1%
InPost SA(b)	1,448	23,381

Portugal — 0.5%
EDP - Energias de Portugal SA	21,410	80,565
Galp Energia SGPS SA	3,052	65,793
Jeronimo Martins SGPS SA	1,954	40,351
		186,709

Spain — 8.1%
Acciona SA	160	18,561
ACS Actividades de Construccion y Servicios SA	1,689	67,738
Aena SME SA(d)	498	91,200
Amadeus IT Holding SA	3,165	201,851
Banco Bilbao Vizcaya Argentaria SA - ADR(a)	41,466	444,101
Banco de Sabadell SA	37,342	71,573
Banco Santander SA - ADR(a)	114,206	548,189
Bankinter SA	4,867	38,540
CaixaBank SA	26,100	137,933
Cellnex Telecom SA(d)	3,876	128,438
Corp. ACCIONA Energias Renovables SA	404	8,218
EDP Renovaveis SA	2,096	28,788
Enagas SA	1,767	25,948
Endesa SA	2,256	41,170
Ferrovial SE	3,635	131,119
Grifols SA(b)	2,330	21,499
Iberdrola SA	41,132	505,244
Industria de Diseno Textil SA	7,304	334,009
Mapfre SA	7,046	17,009
Naturgy Energy Group SA	978	24,757
Redeia Corp. SA	3,072	51,308
Repsol SA	8,534	134,108
Telefonica SA	35,694	160,218
		3,231,519

	Shares	Value
Switzerland — 0.5%
STMicroelectronics NV	4,584	$184,161

United Kingdom — 0.0%(f)
Allfunds Group PLC	2,396	15,189
TOTAL COMMON STOCKS (Cost $36,035,076)		38,957,521

PREFERRED STOCKS — 1.0%

Germany — 1.0%
Bayerische Motoren Werke AG, 0.00%,	404	41,606
FUCHS SE, 0.00%,	490	22,915
Henkel AG & Co. KGaA, 0.00%,	1,147	91,145
Sartorius AG, 0.00%,	170	51,216
Sixt SE, 0.00%,	124	8,602
Volkswagen AG, 0.00%,	1,390	170,814
		386,298

Spain — 0.0%(f)
Grifols SA, Class B, 0.00%,	1,824	11,689
TOTAL PREFERRED STOCKS (Cost $389,570)		397,987

REAL ESTATE INVESTMENT TRUSTS — 0.5%

Belgium — 0.1%
Warehouses De Pauw CVA	1,128	30,023

France — 0.3%
Covivio SA	376	18,803
Gecina SA	368	37,702
Klepierre	1,466	39,520
Unibail-Rodamco-Westfield(b)	734	61,476
		157,501

Spain — 0.1%
Merlin Properties Socimi SA	2,378	26,926
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $192,447)		214,450

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Units	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 14.4%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(g)	5,787,866	$5,787,866
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $5,787,866)		5,787,866

TOTAL INVESTMENTS — 113.1% (Cost $42,404,959)		45,357,824
Liabilities in Excess of Other Assets — (13.1)%		(5,267,252)
TOTAL NET ASSETS — 100.0%		$40,090,572

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

AG - Aktiengesellschaft

NV - Naamloze Vennootschap

PLC - Public Limited Company

SA - Sociedad Anónima

SA/NV - Societe Anonime/Naamloze Vennootschap

(a)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $5,470,347 which represented 13.6% of net assets.
(b)	Non-income producing security.
(c)

To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(d)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of April 30, 2024, the value of these securities total $883,455 or 2.2% of the Fund’s net assets.

(e)

Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $154,447 or 0.4% of net assets as of April 30, 2024.

(f)	Represents less than 0.05% of net assets.
(g)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® International ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 94.2%

Australia — 5.6%
ANZ Group Holdings Ltd.	26,518	$483,741
Aristocrat Leisure Ltd.	5,904	152,678
ASX Ltd.	1,766	72,771
BHP Group Ltd. - ADR(a)	22,837	1,259,689
Brambles Ltd.	12,638	119,692
Cochlear Ltd.	604	127,202
Coles Group Ltd.	12,172	127,895
Commonwealth Bank of Australia	14,902	1,105,712
Computershare Ltd.	5,219	92,061
CSL Ltd.	4,284	768,055
EBOS Group Ltd.	1,426	29,460
Fortescue Ltd.	15,397	259,827
Macquarie Group Ltd.	3,162	384,002
National Australia Bank Ltd.	27,676	605,982
QBE Insurance Group Ltd.	13,576	155,927
Ramsay Health Care Ltd.	1,694	57,338
REA Group Ltd.	468	54,461
Rio Tinto Ltd.	3,375	285,292
Santos Ltd.	29,532	147,307
Sonic Healthcare Ltd.	4,294	74,465
South32 Ltd.	41,332	96,122
Suncorp Group Ltd.	11,520	124,029
Telstra Group Ltd.	36,776	87,432
Transurban Group	28,018	227,601
Wesfarmers Ltd.	9,976	431,626
Westpac Banking Corp.	30,974	520,885
WiseTech Global Ltd.	1,658	99,661
Woodside Energy Group Ltd. - ADR(a)	17,120	304,907
Woolworths Group Ltd.	11,082	229,007
		8,484,827

Austria — 0.3%
ANDRITZ AG	652	35,765
Erste Group Bank AG	3,238	151,597
EVN AG	328	10,099
OMV AG	1,284	61,224
Raiffeisen Bank International AG	1,226	22,740
Strabag SE	112	4,769
Telekom Austria AG	1,267	10,885
Verbund AG	762	58,225
voestalpine AG	956	25,629
		380,933

	Shares	Value
Belgium — 0.6%
Anheuser-Busch InBev SA/NV - ADR(a)	8,068	$481,337
Groupe Bruxelles Lambert NV	876	65,301
KBC Groep NV	3,074	229,312
UCB SA	1,098	145,946
		921,896

Canada — 9.4%
Agnico Eagle Mines Ltd.	4,528	286,849
Alimentation Couche-Tard, Inc.	6,610	366,355
Bank of Montreal	6,576	587,368
Barrick Gold Corp.(a)	16,038	266,872
BCE, Inc.(a)	2,744	90,140
Brookfield Corp.(a)	12,972	520,437
Canadian Imperial Bank of Commerce(a)	8,394	391,916
Canadian National Railway Co.(a)	5,171	627,966
Canadian Natural Resources Ltd.	9,719	736,894
Canadian Pacific Kansas City Ltd.(a)	8,442	662,107
Cenovus Energy, Inc.	12,232	251,490
CGI, Inc.(b)	1,900	192,318
Constellation Software, Inc.	174	447,975
Enbridge, Inc.(a)	19,264	684,643
Fortis, Inc.(a)	4,426	173,898
Franco-Nevada Corp.	1,718	206,847
Great-West Lifeco, Inc.	2,456	72,628
Imperial Oil Ltd.(a)	1,588	109,493
Intact Financial Corp.	1,594	261,994
Loblaw Cos. Ltd.	1,356	148,696
Manulife Financial Corp.	16,410	382,681
National Bank of Canada	3,074	246,831
Nutrien Ltd.(a)	4,514	238,204
Pembina Pipeline Corp.	5,004	176,141
Power Corp. of Canada	5,064	134,927
Restaurant Brands International, Inc.(a)	2,842	215,566
Rogers Communications, Inc. - Class B	3,378	126,574
Royal Bank of Canada	12,730	1,232,645
Shopify, Inc. - Class A(b)	10,876	763,495
Sun Life Financial, Inc.	5,340	272,554
Suncor Energy, Inc.(a)	11,717	447,472
TC Energy Corp.	9,426	337,922
Teck Resources Ltd. - Class B(a)	4,164	204,827
TELUS Corp.(a)	4,347	69,856
The Bank of Nova Scotia(a)	10,924	501,412
The Toronto-Dominion Bank	16,069	953,213
Thomson Reuters Corp.	1,352	204,287
Tourmaline Oil Corp.	2,896	141,534

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® International ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 94.2% (Continued)

Canada — 9.4% (Continued)
Wheaton Precious Metals Corp.(a)	4,090	$213,253
		13,950,280

Denmark — 3.0%
AP Moller - Maersk AS - Class A	20	28,502
AP Moller - Maersk AS - Class B	40	58,321
Coloplast AS - Class B	1,132	137,092
DSV AS	1,628	232,428
Novo Nordisk AS - ADR(a)	29,256	3,753,837
Orsted AS(b)(c)	1,720	94,923
Svitzer AS(b)	120	4,032
Vestas Wind Systems AS(b)	9,192	247,790
		4,556,925

Finland — 0.7%
Kone Oyj - Class B	3,668	179,284
Neste Oyj	3,922	89,320
Nokia Oyj - ADR	48,016	175,258
Nordea Bank Abp	31,230	364,431
Sampo Oyj - Class A	4,240	171,586
UPM-Kymmene Oyj	4,860	170,743
		1,150,622

France — 9.1%
Air Liquide SA	4,718	925,846
Airbus SE - ADR	22,296	915,028
AXA SA(a)	15,742	544,988
BNP Paribas SA	9,188	662,947
Capgemini SE	1,416	299,058
Christian Dior SE	30	23,388
Credit Agricole SA	10,184	158,135
Danone SA	5,536	346,565
Dassault Systemes SE	6,094	240,826
Engie SA(a)	15,942	276,807
EssilorLuxottica SA	2,528	541,735
Hermes International SCA	303	727,888
Kering	634	223,280
L’Oreal SA	2,048	960,912
LVMH Moet Hennessy Louis Vuitton SE - ADR	11,798	1,936,642
Pernod Ricard SA	1,811	274,444
Safran SA	3,056	665,971
Sanofi SA - ADR	20,392	1,003,898
Schneider Electric SE	4,783	1,097,962
TotalEnergies SE - ADR(a)	20,241	1,466,865
Vinci SA	4,638	545,702
		13,838,887

	Shares	Value
Germany — 6.3%
adidas AG	1,508	$364,355
Allianz SE	3,578	1,017,998
BASF SE	7,868	412,742
Bayer AG	8,932	260,706
Bayerische Motoren Werke AG	2,636	288,207
Beiersdorf AG	896	134,395
BioNTech SE - ADR(b)	816	72,477
Daimler Truck Holding AG	4,716	212,943
Deutsche Boerse AG	1,724	333,290
Deutsche Post AG	8,294	347,504
Deutsche Telekom AG	30,950	709,812
E.ON SE	20,419	270,211
Hapag-Lloyd AG(c)	72	13,255
Henkel AG & Co. KGaA	896	64,210
Infineon Technologies AG	11,526	402,475
Mercedez-Benz Group AG	7,082	536,158
Merck KGaA	1,176	186,937
Muenchener Rueckversicherungs-Gesellschaft AG	1,204	529,640
RWE AG	6,158	214,439
SAP SE - ADR(a)	9,252	1,676,555
Sartorius AG	20	4,696
Siemens AG - ADR	13,584	1,271,055
Siemens Healthineers AG(c)	2,568	142,784
Uniper SE(b)	34	1,904
Volkswagen AG	264	37,415
		9,506,163

Hong Kong — 1.6%
AIA Group Ltd. - ADR	25,548	747,023
BOC Hong Kong Holdings Ltd.	32,687	100,910
Budweiser Brewing Co. APAC Ltd.(c)	15,663	22,025
Chow Tai Fook Jewellery Group Ltd.	20,919	28,774
CK Asset Holdings Ltd.	17,311	74,465
CK Hutchison Holdings Ltd.	24,389	119,253
CK Infrastructure Holdings Ltd.	5,506	31,181
CLP Holdings Ltd.	15,170	119,650
Galaxy Entertainment Group Ltd.	18,283	82,853
Hang Seng Bank Ltd.	6,610	87,793
Henderson Land Development Co. Ltd.	11,886	36,162
Hong Kong & China Gas Co. Ltd.	98,425	75,114
Hong Kong Exchanges & Clearing Ltd.	10,845	348,805
MTR Corp. Ltd.	14,129	46,689
Prudential PLC - ADR	12,328	216,480
Sun Hung Kai Properties Ltd.	13,697	127,380
Techtronic Industries Co. Ltd.	12,016	168,043

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® International ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 94.2% (Continued)

Hong Kong — 1.6% (Continued)
Wharf Real Estate Investment Co. Ltd.	14,082	$44,014
		2,476,614

Ireland — 1.2%
CRH PLC	6,578	509,269
Experian PLC	8,388	340,010
Flutter Entertainment PLC(b)	1,610	300,257
ICON PLC(b)	750	223,410
James Hardie Industries PLC(b)	4,004	140,609
Kerry Group PLC - Class A	1,421	122,533
Ryanair Holdings PLC - ADR(a)	830	113,046
		1,749,134

Israel — 0.9%
Airport City Ltd.(b)	590	9,120
Amot Investments Ltd.	1,966	8,281
Azrieli Group Ltd.	336	21,740
Bank Hapoalim BM	11,438	103,508
Bank Leumi Le-Israel BM	13,938	109,144
Bezeq The Israeli Telecommunication Corp. Ltd.	18,368	22,817
Big Shopping Centers Ltd.(b)	107	11,056
Check Point Software Technologies Ltd.(b)	848	126,708
CyberArk Software Ltd.(a)(b)	380	90,915
Delek Group Ltd.	92	10,893
Elbit Systems Ltd.	230	46,963
First International Bank Of Israel Ltd.	478	19,048
Global-e Online Ltd.(a)(b)	866	29,037
ICL Group Ltd.	6,566	30,921
Inmode Ltd.(b)	650	11,174
Isracard Ltd.	1	3
Israel Corp. Ltd.	40	9,574
Israel Discount Bank Ltd. - Class A	11,249	57,964
JFrog Ltd.(b)	720	28,714
Melisron Ltd.	232	15,948
Mivne Real Estate KD Ltd.	5,422	13,078
Mizrahi Tefahot Bank Ltd.	1,358	49,614
Monday.com Ltd.(b)	228	43,167
Nice Ltd. - ADR(a)(b)	582	130,083
Nova Ltd.(b)	264	44,854
Phoenix Holdings Ltd.	1,548	14,857
Shapir Engineering and Industry Ltd.	1,302	7,127
Strauss Group Ltd.	458	8,422
Teva Pharmaceutical Industries Ltd. - ADR(b)	10,196	143,253
Tower Semiconductor Ltd.(b)	998	32,804

	Shares	Value
Israel — 0.9% (Continued)
Wix.com Ltd.(b)	520	$61,812
		1,312,599

Italy — 1.9%
Assicurazioni Generali SpA	10,068	246,051
Davide Campari-Milano NV	4,862	48,878
Enel SpA	68,244	450,163
Eni SpA - ADR(a)	10,804	346,052
Ferrari NV	1,146	473,551
Intesa Sanpaolo SpA	141,709	533,244
PRADA SpA	4,650	38,221
Snam SpA	18,642	85,587
Terna - Rete Elettrica Nazionale	12,794	102,731
UniCredit SpA	15,358	566,770
		2,891,248

Japan — 22.5%
Advantest Corp.	6,970	220,791
Aeon Co. Ltd.	7,926	165,943
AGC, Inc.	2,063	76,299
Aisin Corp.	1,664	63,230
Ajinomoto Co., Inc.	4,816	179,400
ANA Holdings, Inc.	1,460	27,772
Asahi Group Holdings Ltd.	4,614	158,125
Asahi Kasei Corp.	12,678	88,464
Astellas Pharma, Inc.	16,454	157,952
Bandai Namco Holdings, Inc.	6,062	113,849
Bridgestone Corp.	5,322	235,502
Canon, Inc.	9,224	250,317
Capcom Co. Ltd.	3,048	50,663
Central Japan Railway Co.	9,368	214,844
Chubu Electric Power Co., Inc.	6,892	88,491
Chugai Pharmaceutical Co. Ltd.	5,800	185,715
Daifuku Co. Ltd.	3,454	71,439
Dai-ichi Life Holdings, Inc.	9,000	208,230
Daiichi Sankyo Co. Ltd.	17,168	583,897
Daikin Industries Ltd.	2,580	355,718
Daiwa House Industry Co. Ltd.	6,052	170,376
Denso Corp.	19,500	332,779
Dentsu Group, Inc.	2,090	56,572
Disco Corp.	810	235,222
East Japan Railway Co.	10,320	189,302
Eisai Co. Ltd.	2,692	110,981
ENEOS Holdings, Inc.	27,580	127,814
FANUC Corp.	8,572	251,483
Fast Retailing Co. Ltd.	1,764	464,727
FUJIFILM Holdings Corp.	11,298	241,913
Fujitsu Ltd.	15,820	244,299
Hamamatsu Photonics KK	1,344	49,520
Hankyu Hanshin Holdings, Inc.	2,314	60,654

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® International ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 94.2% (Continued)

Japan — 22.5% (Continued)
Hitachi Ltd.	8,364	$775,332
Honda Motor Co. Ltd. - ADR(a)	15,168	515,560
Hoya Corp.	3,083	361,050
Inpex Corp.	9,336	141,625
Isuzu Motors Ltd.	5,656	71,706
ITOCHU Corp.	13,130	594,082
Japan Airlines Co. Ltd.	1,314	23,324
Japan Exchange Group, Inc.	4,812	113,103
Japan Post Bank Co. Ltd.	12,832	130,464
Japan Post Holdings Co. Ltd.	18,256	174,903
Japan Tobacco, Inc.	10,008	269,372
JFE Holdings, Inc.	5,314	79,551
Kansai Electric Power Co., Inc.	7,512	112,335
Kao Corp.	4,242	175,500
KDDI Corp.	13,178	367,645
Keyence Corp.	1,798	801,442
Kikkoman Corp.	8,830	105,676
Kirin Holdings Co. Ltd.	7,400	107,940
Kobe Bussan Co. Ltd.	1,322	28,709
Komatsu Ltd.	8,852	266,882
Konami Group Corp.	940	56,943
Kubota Corp.	9,669	156,056
Kyocera Corp.	12,636	154,830
Kyowa Kirin Co. Ltd.	2,306	38,732
Lasertec Corp.	726	159,272
LY Corp.	24,296	59,017
M3, Inc.	3,894	41,763
Marubeni Corp.	15,446	276,572
MEIJI Holdings Co. Ltd.	2,508	56,055
MINEBEA MITSUMI, Inc.	3,884	73,425
Mitsubishi Chemical Group Corp.	13,018	76,062
Mitsubishi Corp.	38,128	875,143
Mitsubishi Electric Corp.	19,528	343,348
Mitsubishi Estate Co. Ltd.	12,040	221,997
Mitsubishi HC Capital, Inc.	8,804	57,134
Mitsubishi Heavy Industries Ltd.	30,740	276,283
Mitsubishi UFJ Financial Group, Inc. - ADR(a)	112,282	1,117,206
Mitsui & Co. Ltd.	13,740	665,503
Mitsui Fudosan Co. Ltd.	25,572	261,534
Mitsui OSK Lines Ltd.	3,294	104,220
Mizuho Financial Group, Inc.	22,316	431,845
MS&AD Insurance Group Holdings, Inc.	12,144	219,180
Murata Manufacturing Co. Ltd.	17,154	315,801
NEC Corp.	2,478	180,687
Nexon Co. Ltd.	4,122	64,595

	Shares	Value
Japan — 22.5% (Continued)
NIDEC CORP	4,776	$223,273
Nintendo Co. Ltd. - ADR	42,072	512,437
Nippon Paint Holdings Co. Ltd.	9,702	62,470
Nippon Steel Corp.	8,638	193,939
Nippon Telegraph & Telephone Corp.	271,734	294,279
Nippon Yusen KK	4,638	131,334
Nissan Motor Co. Ltd.	21,498	79,291
Nissin Foods Holdings Co. Ltd.	2,286	60,949
Nitori Holdings Co. Ltd.	794	106,956
Nitto Denko Corp.	1,362	112,870
Nomura Holdings, Inc. - ADR	26,424	150,881
Nomura Research Institute Ltd.	4,214	102,468
NTT Data Group Corp.	5,358	84,048
Obic Co. Ltd.	604	77,973
Olympus Corp.	11,516	160,676
Omron Corp.	1,878	65,015
Ono Pharmaceutical Co. Ltd.	4,424	63,843
Oracle Corp. Japan	306	23,079
Oriental Land Co. Ltd./Japan	10,232	282,991
ORIX Corp.	10,672	219,307
Osaka Gas Co. Ltd.	3,792	84,152
Otsuka Holdings Co. Ltd.	5,074	216,903
Pan Pacific International Holdings Corp.	4,852	114,628
Panasonic Holdings Corp.	22,316	195,547
Rakuten Group, Inc.(b)	13,420	64,966
Recruit Holdings Co. Ltd.	15,006	656,700
Renesas Electronics Corp.	12,996	216,593
Resona Holdings, Inc.	21,484	136,357
Rohm Co. Ltd.	3,182	46,293
Secom Co. Ltd.	1,916	133,390
Sekisui House Ltd.	6,026	138,543
Seven & i Holdings Co. Ltd.	21,774	281,640
SG Holdings Co. Ltd.	4,424	51,739
Shimadzu Corp.	2,505	68,472
Shimano, Inc.	749	122,597
Shin-Etsu Chemical Co. Ltd.	17,936	704,520
Shionogi & Co. Ltd.	2,548	119,132
Shiseido Co. Ltd.	3,638	97,227
SMC Corp.	550	291,260
SoftBank Corp.	25,698	311,377
SoftBank Group Corp.	9,183	460,853
Sompo Holdings, Inc.	9,507	188,072
Sony Group Corp. - ADR(a)	11,428	943,610
Subaru Corp.	5,596	125,321
Sumitomo Corp.	11,128	293,167
Sumitomo Electric Industries Ltd.	7,218	111,715
Sumitomo Metal Mining Co. Ltd.	2,484	83,695

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® International ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 94.2% (Continued)

Japan — 22.5% (Continued)
Sumitomo Mitsui Financial Group, Inc. - ADR(a)	60,360	$683,275
Sumitomo Mitsui Trust Holdings, Inc.	6,624	139,355
Sumitomo Realty & Development Co. Ltd.	4,332	150,850
Suntory Beverage & Food Ltd.	1,152	37,442
Suzuki Motor Corp.	17,864	208,526
Sysmex Corp.	4,350	69,877
Taiyo Nippon Sanso Corp.	1,934	57,696
Takeda Pharmaceutical Co. Ltd. - ADR(a)	28,482	372,545
TDK Corp.	3,532	158,645
Terumo Corp.	13,592	232,128
Toho Co. Ltd.	1,142	38,275
Tokio Marine Holdings, Inc.	17,640	558,230
Tokyo Electron Ltd.	4,230	941,937
Tokyo Gas Co. Ltd.	3,682	82,621
Tokyu Corp.	5,680	67,293
Toray Industries, Inc.	14,840	67,955
Toyota Industries Corp.	1,722	164,104
Toyota Motor Corp. - ADR(a)	11,258	2,559,056
Toyota Tsusho Corp.	2,160	138,052
Unicharm Corp.	4,014	119,543
West Japan Railway Co.	4,448	84,439
Yakult Honsha Co. Ltd.	2,774	54,279
Yamaha Motor Co. Ltd.	9,538	89,263
Yaskawa Electric Corp.	2,428	101,298
		33,974,919

Luxembourg — 0.1%
ArcelorMittal	4,188	105,434
Tenaris SA - ADR	2,102	69,345
		174,779

Macao — 0.0%(e)
Sands China Ltd.(b)	22,086	52,740

Netherlands — 5.6%
Adyen NV - ADR(b)	28,210	336,827
Argenx SE - ADR(a)(b)	542	203,521
ASML Holding NV	3,644	3,179,281
DSM BV(f)	1,378	155,443
Heineken NV	2,306	224,686
ING Groep NV - ADR	31,792	502,314
Koninklijke Ahold Delhaize NV	8,872	269,276
Prosus NV	13,336	448,457
Shell PLC - ADR(a)	29,034	2,080,576
Stellantis NV	19,518	434,923
Universal Music Group NV	6,956	205,630

	Shares	Value
Netherlands — 5.6% (Continued)
Wolters Kluwer NV	2,264	$340,072
		8,381,006

New Zealand — 0.3%
Auckland International Airport Ltd.	11,926	55,165
Fisher & Paykel Healthcare Corp. Ltd.	5,292	88,778
Infratil Ltd.	7,570	48,710
Mercury NZ Ltd.	6,054	22,760
Meridian Energy Ltd.	11,280	39,880
Spark New Zealand Ltd.	16,772	47,142
Xero Ltd.(b)	1,284	101,543
		403,978

Norway — 0.7%
Adevinta ASA(b)	2,866	29,257
Aker BP ASA	2,820	69,050
AutoStore Holdings Ltd.(b)(c)	8,106	11,675
DNB Bank ASA	8,136	142,160
Equinor ASA - ADR(a)	8,988	238,991
Gjensidige Forsikring ASA	1,730	27,830
Kongsberg Gruppen ASA	802	56,747
Mowi ASA	4,046	71,370
Norsk Hydro ASA	12,250	75,980
Orkla ASA	6,828	46,592
Salmar ASA	642	40,542
Telenor ASA	5,728	65,951
Var Energi ASA	4,996	16,362
Yara International ASA	1,488	42,530
		935,037

Portugal — 0.1%
EDP - Energias de Portugal SA	27,016	101,660

Singapore — 1.2%
CapitaLand Investment Ltd.	21,770	42,422
DBS Group Holdings Ltd.	17,778	454,532
Grab Holdings Ltd. - Class A(b)	18,930	66,255
Jardine Cycle & Carriage Ltd.	828	16,074
Keppel Ltd.	12,588	63,445
Oversea-Chinese Banking Corp. Ltd.	35,310	368,607
Sea Ltd. - ADR(b)	3,124	197,406
Singapore Airlines Ltd.	12,192	58,412
Singapore Technologies Engineering Ltd.	13,912	41,072
Singapore Telecommunications Ltd.	64,576	112,590
United Overseas Bank Ltd.	13,946	310,581
Wilmar International Ltd.	27,368	64,759
		1,796,155

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® International ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 94.2% (Continued)

South Korea — 0.5%
Coupang, Inc.(b)	10,388	$233,730
KB Financial Group, Inc. - ADR	3,416	184,362
POSCO Holdings, Inc. - ADR(a)	2,726	195,045
		613,137

Spain — 2.0%
Amadeus IT Holding SA	4,096	261,226
Banco Bilbao Vizcaya Argentaria SA - ADR(a)	53,717	575,309
Banco Santander SA - ADR(a)	146,487	703,138
CaixaBank SA	36,844	194,713
Cellnex Telecom SA(c)	5,338	176,883
EDP Renovaveis SA	2,701	37,098
Iberdrola SA	52,111	640,105
Industria de Diseno Textil SA	9,884	451,991
Naturgy Energy Group SA	1,674	42,376
		3,082,839

Sweden — 2.8%
Alfa Laval AB	2,630	113,024
Assa Abloy AB - Class B	9,016	241,345
Atlas Copco AB - Class A	22,750	403,478
Atlas Copco AB - Class B	14,196	215,766
Epiroc AB	5,700	106,962
Epiroc AB - Class B	3,544	59,365
EQT AB	3,128	85,804
Essity AB - Class B	5,486	136,697
Evolution AB(c)	1,744	194,966
H & M Hennes & Mauritz AB - Class B(a)	5,612	90,007
Hexagon AB - Class B	19,122	202,578
Industrivarden AB - Class A	1,416	45,896
Industrivarden AB - Class C	1,368	44,303
Investment AB Latour - Class B	1,246	30,470
Investor AB	16,024	396,006
L E Lundbergforetagen AB - Class B	662	32,919
Nibe Industrier AB - Class B(b)	13,942	65,280
Sandvik AB	9,810	198,240
Skandinaviska Enskilda Banken AB - Class A	15,204	200,459
Skandinaviska Enskilda Banken AB - Class C	186	2,478
Spotify Technology SA(b)	1,296	363,450
Svenska Cellulosa AB SCA - Class B	5,452	80,169
Svenska Handelsbanken AB - Class A	14,324	125,012
Svenska Handelsbanken AB - Class B	318	3,428
Swedbank AB - Class A	8,346	160,855
Telefonaktiebolaget LM Ericsson - ADR(a)	28,338	142,257

	Shares	Value
Sweden — 2.8% (Continued)
Telia Co. AB	21,098	$48,359
Volvo AB - Class A	1,740	46,230
Volvo AB - Class B	13,960	358,995
Volvo Car AB(b)	4,882	15,474
Volvo Car AB(b)	4,882	997
		4,211,269

Switzerland — 7.5%
ABB Ltd. - ADR	14,712	716,474
Alcon, Inc.	4,544	351,459
Cie Financiere Richemont SA	4,824	671,188
DSM-Firmenich AG	72	8,122
Givaudan SA	72	309,069
Glencore PLC	100,657	588,253
Holcim AG	4,688	393,603
Kuehne + Nagel International AG	510	135,205
Lonza Group AG	672	373,118
Nestle SA - ADR	24,136	2,428,082
Novartis AG - ADR	18,888	1,834,592
Roche Holding AG - ADR(a)	52,816	1,574,973
Sika AG	1,452	415,895
STMicroelectronics NV	5,964	239,603
UBS Group AG	27,043	713,988
Zurich Insurance Group AG	1,322	638,817
		11,392,441

United Kingdom — 10.0%
3i Group PLC	8,848	317,970
Anglo American PLC	12,166	400,420
ARM Holdings PLC - ADR(b)	838	84,814
Ashtead Group PLC	4,106	299,732
Associated British Foods PLC	3,078	102,153
AstraZeneca PLC - ADR	27,918	2,118,417
BAE Systems PLC	26,804	446,460
Barclays PLC - ADR(a)	32,004	327,721
BP PLC - ADR	25,305	981,075
British American Tobacco PLC - ADR	19,888	585,105
BT Group PLC	51,672	66,245
Coca-Cola Europacific Partners PLC	1,880	135,398
Compass Group PLC	15,734	438,820
Diageo PLC - ADR	5,000	690,800
GSK PLC - ADR(a)	18,772	777,912
Haleon PLC - ADR(a)	27,882	237,833
HSBC Holdings PLC - ADR(a)	34,456	1,501,592
Imperial Brands PLC	8,322	190,141
Legal & General Group PLC	54,358	160,298
Lloyds Banking Group PLC - ADR	146,373	374,715
London Stock Exchange Group PLC	3,440	380,241
National Grid PLC - ADR(a)	6,684	445,489

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® International ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 94.2% (Continued)

United Kingdom — 10.0% (Continued)
NatWest Group PLC	50,722	$192,357
Reckitt Benckiser Group PLC	6,496	362,669
RELX PLC - ADR(a)	17,252	710,610
Rio Tinto PLC - ADR	10,114	686,033
SSE PLC	9,952	207,237
Standard Chartered PLC	19,962	172,060
Tesco PLC	64,864	240,153
Unilever PLC - ADR(a)	22,676	1,175,750
Vodafone Group PLC - ADR	20,322	170,908
		14,981,128

United States — 0.3%
Flex Ltd.(b)	4,060	116,319
Waste Connections, Inc.	2,344	379,939
		496,258
TOTAL COMMON STOCKS (Cost $123,901,816)		141,817,474

EXCHANGE TRADED FUNDS — 4.4%

iShares MSCI South Korea ETF(a)	105,482	6,650,640
TOTAL EXCHANGE TRADED FUNDS (Cost $6,374,321)		6,650,640

REAL ESTATE INVESTMENT TRUSTS — 0.4%

Australia — 0.2%
Goodman Group	15,594	320,125
Scentre Group	47,202	97,236
		417,361

Hong Kong — 0.1%
Link REIT	23,305	100,844

Japan — 0.1%
Nippon Building Fund, Inc.	20	76,467

Singapore — 0.0%(e)
CapitaLand Integrated Commercial Trust	45,988	66,032
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $563,354)		660,704

	Shares	Value
PREFERRED STOCKS — 0.3%

Germany — 0.3%
Bayerische Motoren Werke AG, 0.00%,	535	$55,097
Dr Ing hc F Porsche AG, 0.00%, (c)	828	73,961
Henkel AG & Co. KGaA, 0.00%,	1,478	117,448
Sartorius AG, 0.00%,	244	73,510
Volkswagen AG, 0.00%,	1,668	204,977
		524,993
TOTAL PREFERRED STOCKS (Cost $531,228)		524,993

	Contracts
WARRANTS — 0.0%(d)

Canada — 0.0%(d)
Constellation Software, Inc., Expires 03/31/2040, Exercise Price $0.00(b)(e)	162	0
TOTAL WARRANTS (Cost $0)		0

	Units
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 22.0%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(f)	33,098,496	33,098,496
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $33,098,496)		33,098,496

TOTAL INVESTMENTS — 121.3% (Cost $164,469,215)		182,752,307
Liabilities in Excess of Other Assets — (21.3)%		(32,080,720)
TOTAL NET ASSETS — 100.0%		$150,671,587

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

AG - Aktiengesellschaft

ARM Adjustable Rate Mortgage

ASA - Advanced Subscription Agreement

NV - Naamloze Vennootschap

PLC - Public Limited Company

SA - Sociedad Anónima

SA/NV - Societe Anonime/Naamloze Vennootschap

(a)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $31,864,146 which represented 21.1% of net assets.
(b)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® International ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

(c)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of April 30, 2024, the value of these securities total $730,472 or 0.5% of the Fund’s net assets.

(d)	Represents less than 0.05% of net assets.
(e)

Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $155,443 or 0.1% of net assets as of April 30, 2024.

(f)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Par	Value
CORPORATE BONDS — 98.7%

Communications — 15.7%
Altice Financing SA
5.00%, 01/15/2028 (a)(b)	$241,000	$189,788
5.75%, 08/15/2029 (a)(b)	395,000	292,793
Altice France Holding SA
10.50%, 05/15/2027 (a)	281,000	99,053
8.13%, 02/01/2027 (a)(b)	345,000	258,060
6.00%, 02/15/2028 (a)	222,000	63,461
5.50%, 01/15/2028 (a)	177,000	119,546
5.13%, 01/15/2029 (a)	111,000	72,428
5.13%, 07/15/2029 (a)	501,000	325,650
5.50%, 10/15/2029 (a)(b)	339,000	221,621
AMC Entertainment Holdings, Inc., 7.50%, 02/15/2029 (a)	172,000	118,042
AMC Networks, Inc.
10.25%, 01/15/2029 (a)	145,000	145,000
4.25%, 02/15/2029	179,000	122,168
Arches Buyer, Inc.
4.25%, 06/01/2028 (a)	164,000	140,414
6.13%, 12/01/2028 (a)	117,000	95,063
British Telecommunications PLC
4.25% to 02/23/2027 then 5 yr. CMT Rate + 2.99%, 11/23/2081 (a)	92,000	86,579
4.88% to 11/23/2031 then 5 yr. CMT Rate + 3.49%, 11/23/2081 (a)(b)	117,000	104,296
C&W Senior Finance Ltd., 6.88%, 09/15/2027 (a)	231,000	218,106
CCO Holdings LLC / CCO Holdings Capital Corp.
5.50%, 05/01/2026 (a)	145,000	142,100
5.13%, 05/01/2027 (a)	597,000	559,919
5.00%, 02/01/2028 (a)	486,000	442,564
5.38%, 06/01/2029 (a)	296,000	260,850
6.38%, 09/01/2029 (a)(b)	286,000	262,179
4.75%, 03/01/2030 (a)	470,000	390,520
4.50%, 08/15/2030 (a)(b)	504,000	408,302
4.25%, 02/01/2031 (a)	553,000	432,425
7.38%, 03/01/2031 (a)(b)	227,000	214,698
4.75%, 02/01/2032 (a)	241,000	189,383
4.50%, 05/01/2032 (b)	550,000	421,690
4.50%, 06/01/2033 (a)	320,000	240,800
4.25%, 01/15/2034 (a)	364,000	263,900
Clear Channel Outdoor Holdings, Inc.
5.13%, 08/15/2027 (a)	238,000	220,399
7.75%, 04/15/2028 (a)(b)	204,000	172,890
9.00%, 09/15/2028 (a)	140,000	143,943
7.50%, 06/01/2029 (a)	211,000	168,920

	Par	Value
Communications — 15.7% (Continued)
7.88%, 04/01/2030 (a)	$150,000	$146,991
CMG Media Corp., 8.88%, 12/15/2027 (a)	193,000	106,440
Connect Finco SARL / Connect US Finco LLC, 6.75%, 10/01/2026 (a)	386,000	374,218
Consolidated Communications, Inc.
5.00%, 10/01/2028 (a)	93,000	76,711
6.50%, 10/01/2028 (a)	135,000	117,113
CSC Holdings LLC
5.50%, 04/15/2027 (a)	207,000	169,337
5.38%, 02/01/2028 (a)	199,000	152,612
7.50%, 04/01/2028 (a)	205,000	110,188
11.25%, 05/15/2028 (a)	124,000	109,740
11.75%, 01/31/2029 (a)	380,000	336,775
6.50%, 02/01/2029 (a)	350,000	259,875
5.75%, 01/15/2030 (a)	417,000	182,438
4.13%, 12/01/2030 (a)	252,000	160,020
4.63%, 12/01/2030 (a)(b)	395,000	170,344
3.38%, 02/15/2031 (a)	199,000	122,634
4.50%, 11/15/2031 (a)	281,000	177,981
5.00%, 11/15/2031 (a)	117,000	49,093
Directv Financing LLC, 8.88%, 02/01/2030 (a)	130,000	126,272
Directv Financing LLC / Directv Financing Co.-Obligor, Inc., 5.88%, 08/15/2027 (a)	682,000	636,817
DISH DBS Corp.
7.75%, 07/01/2026 (b)	404,000	252,904
5.25%, 12/01/2026 (a)(b)	554,000	435,069
7.38%, 07/01/2028	204,000	90,780
5.75%, 12/01/2028 (a)	441,000	297,675
5.13%, 06/01/2029	306,000	122,018
DISH Network Corp., 11.75%, 11/15/2027 (a)	510,000	513,350
Frontier Communications Holdings LLC
5.88%, 10/15/2027 (a)	154,000	147,648
5.00%, 05/01/2028 (a)	298,000	273,096
6.75%, 05/01/2029 (a)	199,000	175,120
5.88%, 11/01/2029	135,000	112,513
6.00%, 01/15/2030 (a)	194,000	161,020
8.75%, 05/15/2030 (a)	256,000	260,181
8.63%, 03/15/2031 (a)	135,000	136,350
Go Daddy Operating Co. LLC / GD Finance Co., Inc.
5.25%, 12/01/2027 (a)	120,000	115,795
3.50%, 03/01/2029 (a)	62,000	54,974
Gray Television, Inc.
5.88%, 07/15/2026 (a)	124,000	119,645

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
CORPORATE BONDS - 98.7% (Continued)

Communications — 15.7% (Continued)
7.00%, 05/15/2027 (a)(b)	$135,000	$123,019
4.75%, 10/15/2030 (a)	135,000	81,506
5.38%, 11/15/2031 (a)	254,000	152,331
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	150,000	124,125
6.63%, 08/01/2026	145,000	83,375
iHeartCommunications, Inc.
6.38%, 05/01/2026	157,000	132,456
8.38%, 05/01/2027	188,000	100,674
5.25%, 08/15/2027 (a)	135,000	98,904
4.75%, 01/15/2028 (a)	117,000	83,714
Iliad Holding SASU
6.50%, 10/15/2026 (a)	211,000	209,870
7.00%, 10/15/2028 (a)(b)	186,000	181,583
Intelsat Jackson Holdings SA, 6.50%, 03/15/2030 (a)	603,000	577,372
Lamar Media Corp.
3.75%, 02/15/2028	100,000	92,156
4.88%, 01/15/2029	68,000	64,178
4.00%, 02/15/2030	103,000	91,764
3.63%, 01/15/2031	103,000	87,861
LCPR Senior Secured Financing DAC
6.75%, 10/15/2027 (a)	232,000	214,607
5.13%, 07/15/2029 (a)	152,000	126,850
Level 3 Financing, Inc.
4.25%, 07/01/2028 (a)	211,000	81,235
3.75%, 07/15/2029 (a)	171,000	58,354
11.00%, 11/15/2029 (a)	300,000	306,510
10.50%, 05/15/2030 (a)(b)	151,000	151,000
Live Nation Entertainment, Inc.
6.50%, 05/15/2027 (a)	256,000	256,188
4.75%, 10/15/2027 (a)	197,000	185,372
3.75%, 01/15/2028 (a)	117,000	106,142
Match Group Holdings II LLC
5.00%, 12/15/2027 (a)	105,000	99,385
4.63%, 06/01/2028 (a)	87,000	80,333
4.13%, 08/01/2030 (a)	117,000	101,161
3.63%, 10/01/2031 (a)(b)	117,000	96,379
McGraw-Hill Education, Inc.
5.75%, 08/01/2028 (a)	151,000	139,968
8.00%, 08/01/2029 (a)	130,000	119,504
Nexstar Media, Inc.
5.63%, 07/15/2027 (a)(b)	313,000	293,490
4.75%, 11/01/2028 (a)(b)	209,000	185,339
News Corp.
3.88%, 05/15/2029 (a)	204,000	183,855
5.13%, 02/15/2032 (a)	117,000	107,203

	Par	Value
Communications — 15.7% (Continued)
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.00%, 08/15/2027 (a)	$127,000	$120,790
4.25%, 01/15/2029 (a)	92,000	81,845
4.63%, 03/15/2030 (a)	117,000	102,989
7.38%, 02/15/2031 (a)	90,000	92,391
Paramount Global
6.25% to 02/28/2027 then 3 mo. LIBOR US + 3.90%, 02/28/2057 (c)	137,000	119,875
6.38% to 03/30/2027 then 5 yr. CMT Rate + 4.00%, 03/30/2062 (b)	194,000	179,314
Radiate Holdco LLC / Radiate Finance, Inc.
4.50%, 09/15/2026 (a)	191,000	145,876
6.50%, 09/15/2028 (a)	184,000	76,518
ROBLOX Corp., 3.88%, 05/01/2030 (a)	154,000	132,906
Rogers Communications, Inc., 5.25% to 03/15/2027 then 5 yr. CMT Rate + 3.59%, 03/15/2082 (a)	135,000	127,913
Scripps Escrow II, Inc., 3.88%, 01/15/2029 (a)	122,000	90,073
Scripps Escrow, Inc., 5.88%, 07/15/2027 (a)	103,000	80,770
Sinclair Television Group, Inc.
5.50%, 03/01/2030 (a)	117,000	81,023
4.13%, 12/01/2030 (a)	135,000	92,813
Sirius XM Radio, Inc.
3.13%, 09/01/2026 (a)	179,000	166,680
5.00%, 08/01/2027 (a)	286,000	269,913
4.00%, 07/15/2028 (a)	374,000	333,902
5.50%, 07/01/2029 (a)	268,000	248,614
4.13%, 07/01/2030 (a)	286,000	241,936
3.88%, 09/01/2031 (a)(b)	286,000	229,856
Stagwell Global LLC, 5.63%, 08/15/2029 (a)(b)	227,000	202,920
Sunrise FinCo I BV, 4.88%, 07/15/2031 (a)	228,000	198,794
Sunrise HoldCo IV BV, 5.50%, 01/15/2028 (a)	56,000	52,835
TEGNA, Inc.
4.75%, 03/15/2026 (a)	98,000	94,613
4.63%, 03/15/2028 (b)	204,000	185,242
5.00%, 09/15/2029	227,000	200,098
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/2028 (a)	200,000	185,650
Univision Communications, Inc.
6.63%, 06/01/2027 (a)	286,000	276,253
8.00%, 08/15/2028 (a)	250,000	250,000

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
CORPORATE BONDS - 98.7% (Continued)

Communications — 15.7% (Continued)
4.50%, 05/01/2029 (a)	$216,000	$187,504
7.38%, 06/30/2030 (a)(b)	186,000	177,722
Videotron Ltd.
5.13%, 04/15/2027 (a)	115,000	111,011
3.63%, 06/15/2029 (a)(b)	47,000	41,713
Virgin Media Finance PLC, 5.00%, 07/15/2030 (a)(b)	176,000	143,660
Virgin Media Secured Finance PLC
5.50%, 05/15/2029 (a)(b)	279,000	253,175
4.50%, 08/15/2030 (a)	174,000	146,109
Vmed O2 UK Financing I PLC
4.25%, 01/31/2031 (a)	291,000	238,620
4.75%, 07/15/2031 (a)	263,000	219,013
7.75%, 04/15/2032 (a)	125,000	122,981
Vodafone Group PLC
7.00% to 04/04/2029 then 5 Yr. Swap Rate USD + 4.87%, 04/04/2079	394,000	399,417
4.13% to 06/04/2031 then 5 yr. CMT Rate + 2.77%, 06/04/2081	199,000	165,966
3.25% to 09/04/2026 then 5 yr. CMT Rate + 2.45%, 06/04/2081	92,000	85,296
VZ Secured Financing BV, 5.00%, 01/15/2032 (a)	287,000	242,156
Windstream Escrow LLC / Windstream Escrow Finance Corp., 7.75%, 08/15/2028 (a)	203,000	194,880
WMG Acquisition Corp.
3.75%, 12/01/2029 (a)	66,000	58,080
3.88%, 07/15/2030 (a)	95,000	82,820
3.00%, 02/15/2031 (a)	157,000	130,215
Zayo Group Holdings, Inc.
4.00%, 03/01/2027 (a)(b)	286,000	228,064
6.13%, 03/01/2028 (a)(b)	218,000	145,243
Ziggo Bond Co. BV
6.00%, 01/15/2027 (a)	111,000	108,938
5.13%, 02/28/2030 (a)	67,000	55,515
Ziggo BV, 4.88%, 01/15/2030 (a)	172,000	150,571
		27,990,121

Consumer Discretionary — 19.4%
1011778 BC ULC / New Red Finance, Inc.
3.88%, 01/15/2028 (a)	268,000	246,840
4.38%, 01/15/2028 (a)	135,000	125,381
3.50%, 02/15/2029 (a)(b)	145,000	129,471
4.00%, 10/15/2030 (a)	570,000	492,337
Adient Global Holdings Ltd.
4.88%, 08/15/2026 (a)	146,000	140,412

	Par	Value
Consumer Discretionary — 19.4% (Continued)
7.00%, 04/15/2028 (a)	$92,000	$92,855
8.25%, 04/15/2031 (a)(b)	117,000	121,316
Allied Universal Holdco LLC, 7.88%, 02/15/2031 (a)	180,000	180,066
Allied Universal Holdco LLC / Allied Universal Finance Corp.
6.63%, 07/15/2026 (a)	176,000	175,331
9.75%, 07/15/2027 (a)	196,000	195,128
6.00%, 06/01/2029 (a)	200,000	169,598
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl
4.63%, 06/01/2028 (a)	242,000	217,092
4.63%, 06/01/2028 (a)	141,000	126,164
American Airlines, Inc.
7.25%, 02/15/2028 (a)(b)	130,000	130,936
8.50%, 05/15/2029 (a)	220,000	229,128
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.50%, 04/20/2026 (a)	283,333	280,146
5.75%, 04/20/2029 (a)	578,000	557,769
American Axle & Manufacturing, Inc.
6.50%, 04/01/2027	91,000	89,808
6.88%, 07/01/2028	93,000	92,267
5.00%, 10/01/2029 (b)	140,000	126,274
American Builders & Contractors Supply Co., Inc.
4.00%, 01/15/2028 (a)	124,000	114,125
3.88%, 11/15/2029 (a)	93,000	81,387
APX Group, Inc., 5.75%, 07/15/2029 (a)	152,000	141,399
Aramark Services, Inc., 5.00%, 02/01/2028 (a)	194,000	184,543
Asbury Automotive Group, Inc.
4.50%, 03/01/2028	94,000	87,937
4.63%, 11/15/2029 (a)	112,000	101,202
4.75%, 03/01/2030	104,000	94,257
5.00%, 02/15/2032 (a)	140,000	124,108
Ashton Woods USA LLC / Ashton Woods Finance Co., 4.63%, 04/01/2030 (a)	93,000	82,943
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.75%, 07/15/2027 (a)	93,000	88,350
4.75%, 04/01/2028 (a)	87,000	76,898
5.38%, 03/01/2029 (a)(b)	140,000	124,084
8.00%, 02/15/2031 (a)(b)	100,000	95,750
Bath & Body Works, Inc.
5.25%, 02/01/2028	117,000	112,240
7.50%, 06/15/2029 (b)	117,000	120,205
6.63%, 10/01/2030 (a)	184,000	183,884
Boyd Gaming Corp.
4.75%, 12/01/2027 (b)	164,000	155,536
4.75%, 06/15/2031 (a)	181,000	160,411

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
CORPORATE BONDS - 98.7% (Continued)

Consumer Discretionary — 19.4% (Continued)
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC
6.25%, 09/15/2027 (a)	$115,000	$110,596
4.88%, 02/15/2030 (a)	117,000	101,233
Caesars Entertainment, Inc.
8.13%, 07/01/2027 (a)	332,000	336,150
4.63%, 10/15/2029 (a)(b)	236,000	210,636
7.00%, 02/15/2030 (a)	399,000	401,493
6.50%, 02/15/2032 (a)	240,000	236,256
Camelot Return Merger Sub, Inc., 8.75%, 08/01/2028 (a)	141,000	138,552
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028 (a)	371,000	402,053
Carvana Co.
12.00% (12.00% PIK), 12/01/2028 (a)	0	0
13.00% (13.00% PIK), 06/01/2030 (a)	250,000	248,125
Cedar Fair LP, 5.25%, 07/15/2029	92,000	85,612
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op
5.50%, 05/01/2025 (a)	204,000	203,725
5.38%, 04/15/2027	117,000	113,299
Century Communities, Inc.
6.75%, 06/01/2027	117,000	117,004
3.88%, 08/15/2029 (a)	117,000	102,177
Churchill Downs, Inc.
5.50%, 04/01/2027 (a)(b)	140,000	136,219
4.75%, 01/15/2028 (a)	99,000	93,369
5.75%, 04/01/2030 (a)	231,000	219,196
6.75%, 05/01/2031 (a)	140,000	138,874
Cinemark USA, Inc.
5.88%, 03/15/2026 (a)	94,000	92,776
5.25%, 07/15/2028 (a)	139,000	128,509
Clarios Global LP, 6.75%, 05/15/2025 (a)	80,000	80,100
Clarios Global LP / Clarios US Finance Co.
6.25%, 05/15/2026 (a)	181,000	180,489
8.50%, 05/15/2027 (a)(b)	357,000	357,241
6.75%, 05/15/2028 (a)	145,000	145,367
Dana, Inc.
5.38%, 11/15/2027	93,000	89,861
5.63%, 06/15/2028	93,000	89,750
4.25%, 09/01/2030	93,000	80,611
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.
4.63%, 01/15/2029 (a)	194,000	174,851
6.75%, 01/15/2030 (a)(b)	228,000	198,485

	Par	Value
Consumer Discretionary — 19.4% (Continued)
Gap, Inc.
3.63%, 10/01/2029 (a)	$135,000	$114,263
3.88%, 10/01/2031 (a)	175,000	142,727
Garda World Security Corp.
4.63%, 02/15/2027 (a)	108,000	102,490
9.50%, 11/01/2027 (a)	141,000	140,295
7.75%, 02/15/2028 (a)	93,000	93,698
6.00%, 06/01/2029 (a)(b)	117,000	103,253
Global Auto Holdings Ltd./AAG FH UK Ltd.
8.38%, 01/15/2029 (a)	120,000	114,067
8.75%, 01/15/2032 (a)	80,000	75,420
Goodyear Tire & Rubber Co.
9.50%, 05/31/2025	157,000	157,589
5.00%, 05/31/2026	181,000	174,901
4.88%, 03/15/2027	94,000	89,911
5.00%, 07/15/2029 (b)	159,000	144,154
5.25%, 04/30/2031 (b)	128,000	114,567
5.25%, 07/15/2031	60,000	52,800
5.63%, 04/30/2033	105,000	91,775
Hanesbrands, Inc.
4.88%, 05/15/2026 (a)	136,000	131,629
9.00%, 02/15/2031 (a)(b)	140,000	138,976
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 5.75%, 01/20/2026 (a)(b)	251,000	235,356
Hertz Corp.
4.63%, 12/01/2026 (a)	92,000	71,300
5.00%, 12/01/2029 (a)(b)	184,000	126,270
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/2025 (a)(b)	117,000	116,314
5.75%, 05/01/2028 (a)	117,000	115,560
5.88%, 04/01/2029 (a)	100,000	98,692
3.75%, 05/01/2029 (a)	157,000	141,104
4.88%, 01/15/2030	199,000	187,020
4.00%, 05/01/2031 (a)	177,000	154,783
3.63%, 02/15/2032 (a)	296,000	248,538
6.13%, 04/01/2032 (a)	100,000	98,414
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc
5.00%, 06/01/2029 (a)	139,000	126,198
4.88%, 07/01/2031 (a)	117,000	101,776
6.63%, 01/15/2032 (a)	160,000	157,600
IHO Verwaltungs GmbH, 6.00% (6.75% PIK), 05/15/2027 (a)	80,000	78,506
International Game Technology PLC
4.13%, 04/15/2026 (a)	135,000	130,106
6.25%, 01/15/2027 (a)	175,000	174,638
5.25%, 01/15/2029 (a)	135,000	127,573

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
CORPORATE BONDS - 98.7% (Continued)

Consumer Discretionary — 19.4% (Continued)
Jaguar Land Rover Automotive PLC
7.75%, 10/15/2025 (a)	$129,000	$129,420
4.50%, 10/01/2027 (a)	117,000	108,613
5.88%, 01/15/2028 (a)	107,000	103,571
5.50%, 07/15/2029 (a)	77,000	72,143
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/2027 (a)	110,000	105,832
Kohl’s Corp., 4.63%, 05/01/2031 (b)	57,000	47,096
LBM Acquisition LLC, 6.25%, 01/15/2029 (a)(b)	152,000	139,004
LCM Investments Holdings II LLC
4.88%, 05/01/2029 (a)	214,000	195,361
8.25%, 08/01/2031 (a)	100,000	103,908
Life Time, Inc.
5.75%, 01/15/2026 (a)	171,000	168,920
8.00%, 04/15/2026 (a)	111,000	111,186
Light & Wonder International, Inc.
7.00%, 05/15/2028 (a)	124,000	124,550
7.25%, 11/15/2029 (a)	117,000	118,428
7.50%, 09/01/2031 (a)	100,000	101,519
Lithia Motors, Inc.
4.63%, 12/15/2027 (a)	63,000	59,170
3.88%, 06/01/2029 (a)	157,000	138,703
4.38%, 01/15/2031 (a)(b)	128,000	112,160
Macy’s Retail Holdings LLC
5.88%, 04/01/2029 (a)	92,000	88,698
5.88%, 03/15/2030 (a)	99,000	94,298
6.13%, 03/15/2032 (a)	99,000	93,633
Mattamy Group Corp.
5.25%, 12/15/2027 (a)	92,000	87,975
4.63%, 03/01/2030 (a)	110,000	98,278
Melco Resorts Finance Ltd.
4.88%, 06/06/2025 (a)(b)	164,000	159,593
5.25%, 04/26/2026 (a)	117,000	112,320
5.63%, 07/17/2027 (a)	140,000	132,175
5.75%, 07/21/2028 (a)	159,000	147,633
5.38%, 12/04/2029 (a)	244,000	217,853
7.63%, 04/17/2032 (a)	125,000	122,359
Merlin Entertainments Group US Holdings, Inc., 7.38%, 02/15/2031 (a)	80,000	80,268
MGM China Holdings Ltd.
5.25%, 06/18/2025 (a)	92,000	90,484
5.88%, 05/15/2026 (a)(b)	135,000	132,549
4.75%, 02/01/2027 (a)	135,000	127,358

	Par	Value
Consumer Discretionary — 19.4% (Continued)
MGM Resorts International
6.75%, 05/01/2025	$135,000	$134,968
5.75%, 06/15/2025	158,000	157,212
4.63%, 09/01/2026	93,000	89,513
5.50%, 04/15/2027	118,000	115,050
4.75%, 10/15/2028 (b)	135,000	125,805
6.50%, 04/15/2032	125,000	121,279
Michaels Cos., Inc.
5.25%, 05/01/2028 (a)	159,000	134,753
7.88%, 05/01/2029 (a)	249,000	182,704
Miter Brands Acquisition Holdco, Inc. / MIWD Borrower LLC, 6.75%, 04/01/2032 (a)	120,000	118,982
Mohegan Tribal Gaming Authority
8.00%, 02/01/2026 (a)	230,000	218,507
13.25%, 12/15/2027 (a)	92,000	101,200
NCL Corp. Ltd.
5.88%, 03/15/2026 (a)(b)	279,000	273,074
5.88%, 02/15/2027 (a)	189,000	185,173
8.38%, 02/01/2028 (a)(b)	140,000	145,899
8.13%, 01/15/2029 (a)	125,000	130,201
7.75%, 02/15/2029 (a)(b)	110,000	112,518
NCL Finance Ltd., 6.13%, 03/15/2028 (a)	93,000	90,704
Newell Brands, Inc.
4.88%, 06/01/2025	117,000	115,247
5.70%, 04/01/2026	414,000	406,606
6.38%, 09/15/2027 (b)	117,000	114,602
6.63%, 09/15/2029	42,000	40,610
NMG Holding Co., Inc. / Neiman Marcus Group LLC, 7.13%, 04/01/2026 (a)	202,000	200,634
Nordstrom, Inc.
4.38%, 04/01/2030	92,000	82,097
4.25%, 08/01/2031 (b)	99,000	85,388
Odeon Finco PLC, 12.75%, 11/01/2027 (a)	93,000	95,622
Penske Automotive Group, Inc.
3.50%, 09/01/2025	128,000	123,521
3.75%, 06/15/2029	117,000	102,322
PetSmart, Inc. / PetSmart Finance Corp.
4.75%, 02/15/2028 (a)	256,000	236,275
7.75%, 02/15/2029 (a)(b)	239,000	226,687
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.
5.63%, 09/01/2029 (a)	155,000	115,584
5.88%, 09/01/2031 (a)	175,000	125,296

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
CORPORATE BONDS - 98.7% (Continued)

Consumer Discretionary — 19.4% (Continued)
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.75%, 04/15/2026 (a)	$291,000	$287,363
3.38%, 08/31/2027 (a)	169,000	153,812
6.25%, 01/15/2028 (a)(b)	234,000	228,426
QVC, Inc.
4.75%, 02/15/2027	109,000	94,887
4.38%, 09/01/2028	117,000	90,033
Rakuten Group, Inc.
5.13% to 04/22/2026 then 5 yr. CMT Rate + 4.58%, Perpetual (a)	90,000	74,942
11.25%, 02/15/2027 (a)	330,000	343,053
9.75%, 04/15/2029 (a)	350,000	345,555
6.25% to 04/22/2031 then 5 yr. CMT Rate + 4.96%, Perpetual (a)	199,000	143,710
Resorts World Las Vegas LLC / RWLV Capital, Inc., 4.63%, 04/16/2029 (a)	194,000	171,991
Service Corp. International/US
4.63%, 12/15/2027	128,000	121,938
5.13%, 06/01/2029	135,000	129,121
3.38%, 08/15/2030 (b)	169,000	143,228
4.00%, 05/15/2031	147,000	126,839
Six Flags Entertainment Corp.
5.50%, 04/15/2027 (a)	117,000	112,682
7.25%, 05/15/2031 (a)	147,000	146,697
Sonic Automotive, Inc.
4.63%, 11/15/2029 (a)	112,000	100,240
4.88%, 11/15/2031 (a)	117,000	102,050
Sotheby’s, 7.38%, 10/15/2027 (a)	149,000	138,534
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd.
8.00%, 09/20/2025 (a)	119,000	93,016
8.00%, 09/20/2025 (a)	115,000	89,889
SRS Distribution, Inc.
4.63%, 07/01/2028 (a)	112,000	111,580
6.13%, 07/01/2029 (a)	105,000	106,706
6.00%, 12/01/2029 (a)	149,000	150,741
Staples, Inc.
7.50%, 04/15/2026 (a)	394,000	378,997
10.75%, 04/15/2027 (a)(b)	189,000	172,411
Station Casinos LLC
4.50%, 02/15/2028 (a)	160,000	148,326
4.63%, 12/01/2031 (a)	77,000	67,569
6.63%, 03/15/2032 (a)	100,000	97,973
Stena International SA
7.25%, 01/15/2031 (a)	120,000	120,000
7.63%, 02/15/2031 (a)	90,000	90,884

	Par	Value
Consumer Discretionary — 19.4% (Continued)
Studio City Finance Ltd.
6.50%, 01/15/2028 (a)	$117,000	$109,328
5.00%, 01/15/2029 (a)	207,000	177,233
Taylor Morrison Communities, Inc.
5.88%, 06/15/2027 (a)	2,000	1,970
5.75%, 01/15/2028 (a)	105,000	102,375
5.13%, 08/01/2030 (a)	117,000	108,415
Tempur Sealy International, Inc.
4.00%, 04/15/2029 (a)	147,000	130,311
3.88%, 10/15/2031 (a)	162,000	133,138
Tenneco, Inc., 8.00%, 11/17/2028 (a)	375,000	349,542
TKC Holdings, Inc.
6.88%, 05/15/2028 (a)	99,000	93,070
10.50%, 05/15/2029 (a)	118,000	112,918
Travel + Leisure Co.
6.63%, 07/31/2026 (a)	152,000	152,202
6.00%, 04/01/2027	93,000	91,851
4.50%, 12/01/2029 (a)	152,000	136,988
United Airlines, Inc.
4.38%, 04/15/2026 (a)	409,000	393,355
4.63%, 04/15/2029 (a)	389,000	358,824
Viking Cruises Ltd.
5.88%, 09/15/2027 (a)	163,000	157,906
7.00%, 02/15/2029 (a)	92,000	91,595
9.13%, 07/15/2031 (a)	100,000	107,171
VistaJet Malta Finance PLC / Vista Management Holding, Inc.
7.88%, 05/01/2027 (a)(b)	117,000	103,762
9.50%, 06/01/2028 (a)(b)	117,000	104,540
6.38%, 02/01/2030 (a)(b)	184,000	142,600
VOC Escrow Ltd., 5.00%, 02/15/2028 (a)	88,000	83,948
Wand NewCo 3, Inc., 7.63%, 01/30/2032 (a)	225,000	228,909
Williams Scotsman, Inc.
6.13%, 06/15/2025 (a)	93,000	92,651
4.63%, 08/15/2028 (a)	117,000	108,083
7.38%, 10/01/2031 (a)	100,000	102,197
Wynn Macau Ltd.
5.50%, 01/15/2026 (a)	179,000	173,643
5.50%, 10/01/2027 (a)	175,000	164,547
5.63%, 08/26/2028 (a)	291,000	268,375
5.13%, 12/15/2029 (a)(b)	184,000	161,830
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.
5.13%, 10/01/2029 (a)	95,000	88,037
7.13%, 02/15/2031 (a)	140,000	141,858
Yum! Brands, Inc.
4.75%, 01/15/2030 (a)	147,000	137,165
3.63%, 03/15/2031	181,000	156,444

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
CORPORATE BONDS - 98.7% (Continued)

Consumer Discretionary — 19.4% (Continued)
4.63%, 01/31/2032	$227,000	$204,250
5.38%, 04/01/2032	204,000	192,500
ZF North America Capital, Inc.
6.88%, 04/14/2028 (a)	115,000	115,863
7.13%, 04/14/2030 (a)	115,000	117,444
6.75%, 04/23/2030 (a)	130,000	130,224
6.88%, 04/23/2032 (a)	115,000	116,087
		34,391,883

Consumer Staples — 3.4%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC
3.25%, 03/15/2026 (a)	135,000	128,214
7.50%, 03/15/2026 (a)	115,000	116,539
4.63%, 01/15/2027 (a)	291,000	278,591
5.88%, 02/15/2028 (a)	175,000	171,063
6.50%, 02/15/2028 (a)	175,000	175,000
3.50%, 03/15/2029 (a)	291,000	256,626
4.88%, 02/15/2030 (a)	109,000	101,489
B&G Foods, Inc.
5.25%, 09/15/2027 (b)	106,000	97,858
8.00%, 09/15/2028 (a)	105,000	108,601
Central Garden & Pet Co.
4.13%, 10/15/2030 (b)	92,000	80,270
4.13%, 04/30/2031 (a)	93,000	80,276
Coty, Inc., 5.00%, 04/15/2026 (a)	75,000	73,610
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC
4.75%, 01/15/2029 (a)	117,000	109,007
6.63%, 07/15/2030 (a)	150,000	149,913
Darling Ingredients, Inc.
5.25%, 04/15/2027 (a)	110,000	106,710
6.00%, 06/15/2030 (a)	119,000	115,582
Edgewell Personal Care Co.
5.50%, 06/01/2028 (a)	120,000	115,816
4.13%, 04/01/2029 (a)	92,000	83,236
Energizer Holdings, Inc.
4.75%, 06/15/2028 (a)	115,000	104,363
4.38%, 03/31/2029 (a)	162,000	142,231
HLF Financing Sarl LLC / Herbalife International, Inc.
12.25%, 04/15/2029 (a)	130,000	124,066
4.88%, 06/01/2029 (a)(b)	140,000	81,940
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
5.00%, 12/31/2026 (a)	86,000	82,990
7.00%, 12/31/2027 (a)	98,000	94,737
Lamb Weston Holdings, Inc.
4.88%, 05/15/2028 (a)	92,000	87,584
4.13%, 01/31/2030 (a)	102,000	90,792
4.38%, 01/31/2032 (a)	89,000	77,139

	Par	Value
Consumer Staples — 3.4% (Continued)
Performance Food Group, Inc.
5.50%, 10/15/2027 (a)	$188,000	$181,975
4.25%, 08/01/2029 (a)	209,000	187,055
Pilgrim’s Pride Corp.
4.25%, 04/15/2031	109,000	96,068
3.50%, 03/01/2032	181,000	149,317
6.25%, 07/01/2033	139,000	137,850
6.88%, 05/15/2034	100,000	103,502
Post Holdings, Inc.
5.63%, 01/15/2028 (a)	170,000	165,292
5.50%, 12/15/2029 (a)	238,000	225,620
4.63%, 04/15/2030 (a)	284,000	256,103
4.50%, 09/15/2031 (a)	209,000	183,528
6.25%, 02/15/2032 (a)	180,000	178,040
US Foods, Inc.
6.88%, 09/15/2028 (a)	80,000	80,859
4.75%, 02/15/2029 (a)	181,000	168,538
4.63%, 06/01/2030 (a)	117,000	106,137
7.25%, 01/15/2032 (a)	90,000	91,733
Vector Group Ltd.
10.50%, 11/01/2026 (a)	95,000	95,627
5.75%, 02/01/2029 (a)	175,000	159,194
Walgreens Boots Alliance, Inc.
3.45%, 06/01/2026	250,000	236,420
3.20%, 04/15/2030	75,000	64,219
		6,101,320

Energy — 11.9%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
7.88%, 05/15/2026 (a)	98,000	99,621
5.75%, 03/01/2027 (a)	112,000	109,789
5.75%, 01/15/2028 (a)	112,000	109,296
5.38%, 06/15/2029 (a)	135,000	128,351
6.63%, 02/01/2032 (a)	100,000	99,347
Antero Resources Corp.
7.63%, 02/01/2029 (a)	97,000	99,061
5.38%, 03/01/2030 (a)	140,000	132,841
Archrock Partners LP / Archrock Partners Finance Corp.
6.88%, 04/01/2027 (a)	92,000	91,747
6.25%, 04/01/2028 (a)	147,000	143,868
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
7.00%, 11/01/2026 (a)	110,000	109,863
8.25%, 12/31/2028 (a)	120,000	122,068
5.88%, 06/30/2029 (a)	93,000	88,338
Baytex Energy Corp., 8.50%, 04/30/2030 (a)	147,000	153,170
Buckeye Partners LP
3.95%, 12/01/2026	115,000	108,244
4.13%, 12/01/2027	68,000	63,100
4.50%, 03/01/2028 (a)	92,000	85,714

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
CORPORATE BONDS - 98.7% (Continued)

Energy — 11.9% (Continued)
Chesapeake Energy Corp.
5.50%, 02/01/2026 (a)	$117,000	$115,391
5.88%, 02/01/2029 (a)	117,000	114,804
6.75%, 04/15/2029 (a)	197,000	196,700
CITGO Petroleum Corp.
7.00%, 06/15/2025 (a)	133,000	132,752
6.38%, 06/15/2026 (a)	122,000	121,768
8.38%, 01/15/2029 (a)	200,000	207,000
Civitas Resources, Inc.
8.38%, 07/01/2028 (a)	250,000	260,468
8.63%, 11/01/2030 (a)	170,000	180,784
8.75%, 07/01/2031 (a)	250,000	264,945
CNX Resources Corp.
6.00%, 01/15/2029 (a)	117,000	113,292
7.38%, 01/15/2031 (a)	117,000	118,316
7.25%, 03/01/2032 (a)	90,000	90,338
Comstock Resources, Inc.
6.75%, 03/01/2029 (a)(b)	242,000	230,698
6.75%, 03/01/2029 (a)	65,000	61,100
5.88%, 01/15/2030 (a)(b)	196,000	177,856
CQP Holdco LP / BIP-V Chinook Holdco LLC
5.50%, 06/15/2031 (a)	213,000	195,428
7.50%, 12/15/2033 (a)	100,000	100,542
Crescent Energy Finance LLC
9.25%, 02/15/2028 (a)	193,000	203,084
7.63%, 04/01/2032 (a)	120,000	120,083
CrownRock LP / CrownRock Finance, Inc.
5.63%, 10/15/2025 (a)	182,000	180,899
5.00%, 05/01/2029 (a)	93,000	91,615
CVR Energy, Inc.
5.75%, 02/15/2028 (a)	93,000	86,549
8.50%, 01/15/2029 (a)	125,000	124,531
Delek Logistics Partners LP / Delek Logistics Finance Corp., 8.63%, 03/15/2029 (a)	100,000	101,092
DT Midstream, Inc.
4.13%, 06/15/2029 (a)	212,000	192,121
4.38%, 06/15/2031 (a)	204,000	180,675
eG Global Finance PLC, 12.00%, 11/30/2028 (a)	215,000	221,719
Encino Acquisition Partners Holdings LLC, 8.75%, 05/01/2031 (a)	90,000	91,584
Energean Israel Finance Ltd.
4.88%, 03/30/2026 (a)	111,000	104,440
5.38%, 03/30/2028 (a)	111,000	98,425
5.88%, 03/30/2031 (a)	111,000	94,691
8.50%, 09/30/2033 (a)	165,000	159,455

	Par	Value
Energy — 11.9% (Continued)
Energy Transfer LP, 8.00% to 05/15/2029 then 5 yr. CMT Rate + 4.02%, 05/15/2054 (b)	$140,000	$144,077
EQM Midstream Partners LP
4.13%, 12/01/2026	92,000	87,745
7.50%, 06/01/2027 (a)	92,000	93,704
6.50%, 07/01/2027 (a)	181,000	181,226
5.50%, 07/15/2028	164,000	159,593
4.50%, 01/15/2029 (a)	147,000	135,975
6.38%, 04/01/2029 (a)	100,000	99,065
7.50%, 06/01/2030 (a)	117,000	122,704
4.75%, 01/15/2031 (a)(b)	197,000	180,034
Genesis Energy LP / Genesis Energy Finance Corp.
8.00%, 01/15/2027	189,000	191,363
7.75%, 02/01/2028	137,000	136,862
8.25%, 01/15/2029	90,000	91,330
8.88%, 04/15/2030	117,000	120,854
Global Partners LP / GLP Finance Corp., 8.25%, 01/15/2032 (a)	80,000	82,019
Hess Midstream Operations LP
5.63%, 02/15/2026 (a)	146,000	144,251
5.13%, 06/15/2028 (a)	103,000	98,623
4.25%, 02/15/2030 (a)	150,000	135,000
5.50%, 10/15/2030 (a)	93,000	88,522
Hilcorp Energy I LP / Hilcorp Finance Co.
6.25%, 11/01/2028 (a)	115,000	113,372
5.75%, 02/01/2029 (a)	110,000	105,600
6.00%, 04/15/2030 (a)	82,000	78,243
6.00%, 02/01/2031 (a)	140,000	133,739
6.25%, 04/15/2032 (a)	67,000	64,429
8.38%, 11/01/2033 (a)	130,000	139,357
ITT Holdings LLC, 6.50%, 08/01/2029 (a)	201,000	181,448
Kinetik Holdings LP
6.63%, 12/15/2028 (a)	145,000	145,511
5.88%, 06/15/2030 (a)	169,000	163,153
Leviathan Bond Ltd.
6.13%, 06/30/2025 (a)	115,000	112,092
6.50%, 06/30/2027 (a)	105,000	98,481
6.75%, 06/30/2030 (a)	98,000	87,588
Matador Resources Co.
6.88%, 04/15/2028 (a)	92,000	92,649
6.50%, 04/15/2032 (a)	150,000	148,881
Moss Creek Resources Holdings, Inc.
7.50%, 01/15/2026 (a)	164,000	163,590
10.50%, 05/15/2027 (a)	92,000	94,056
Murphy Oil Corp., 5.88%, 12/01/2027	82,000	81,128

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
CORPORATE BONDS - 98.7% (Continued)

Energy — 11.9% (Continued)
Murphy Oil USA, Inc.
4.75%, 09/15/2029	$87,000	$80,774
3.75%, 02/15/2031 (a)	117,000	100,673
Nabors Industries Ltd., 7.25%, 01/15/2026 (a)(b)	131,000	130,107
Nabors Industries, Inc.
7.38%, 05/15/2027 (a)	164,000	161,900
9.13%, 01/31/2030 (a)	140,000	143,980
New Fortress Energy, Inc.
6.75%, 09/15/2025 (a)	153,000	151,005
6.50%, 09/30/2026 (a)(b)	276,000	263,790
8.75%, 03/15/2029 (a)	120,000	117,113
NGL Energy Operating LLC / NGL Energy Finance Corp.
8.13%, 02/15/2029 (a)	100,000	101,398
8.38%, 02/15/2032 (a)	240,000	243,299
Northern Oil & Gas, Inc.
8.13%, 03/01/2028 (a)	165,000	167,296
8.75%, 06/15/2031 (a)	117,000	123,143
NuStar Logistics LP
5.75%, 10/01/2025	100,000	99,125
6.00%, 06/01/2026	92,000	91,183
5.63%, 04/28/2027	98,000	95,796
6.38%, 10/01/2030 (b)	110,000	108,586
Parkland Corp.
5.88%, 07/15/2027 (a)	117,000	114,157
4.50%, 10/01/2029 (a)	147,000	132,885
4.63%, 05/01/2030 (a)	147,000	132,594
PBF Holding Co. LLC / PBF Finance Corp.
6.00%, 02/15/2028	147,000	143,187
7.88%, 09/15/2030 (a)	100,000	102,712
Permian Resources Operating LLC
8.00%, 04/15/2027 (a)	100,000	102,664
5.88%, 07/01/2029 (a)	100,000	97,020
9.88%, 07/15/2031 (a)	100,000	110,594
7.00%, 01/15/2032 (a)	202,000	205,693
Range Resources Corp.
4.88%, 05/15/2025	90,000	89,105
8.25%, 01/15/2029	140,000	145,661
4.75%, 02/15/2030 (a)	117,000	107,494
Rockies Express Pipeline LLC
3.60%, 05/15/2025 (a)	93,000	90,233
4.95%, 07/15/2029 (a)	128,000	117,963
SM Energy Co.
6.75%, 09/15/2026	73,000	72,821
6.63%, 01/15/2027	97,000	96,632
6.50%, 07/15/2028	93,000	92,083

	Par	Value
Energy — 11.9% (Continued)
Southwestern Energy Co.
5.38%, 02/01/2029	$123,000	$117,522
5.38%, 03/15/2030	211,000	200,326
4.75%, 02/01/2032 (b)	179,000	160,570
Sunoco LP
7.00%, 05/01/2029 (a)	125,000	126,954
7.25%, 05/01/2032 (a)	125,000	126,941
Sunoco LP / Sunoco Finance Corp.
6.00%, 04/15/2027	115,000	113,546
5.88%, 03/15/2028	93,000	90,760
7.00%, 09/15/2028 (a)	100,000	101,153
4.50%, 05/15/2029	147,000	134,138
4.50%, 04/30/2030	147,000	132,116
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
6.00%, 03/01/2027 (a)	75,000	73,054
5.50%, 01/15/2028 (a)	135,000	128,081
7.38%, 02/15/2029 (a)	140,000	139,978
6.00%, 12/31/2030 (a)	105,000	98,660
6.00%, 09/01/2031 (a)	117,000	108,466
Talos Production, Inc.
9.00%, 02/01/2029 (a)	100,000	105,592
9.38%, 02/01/2031 (a)	140,000	148,784
Transocean, Inc.
8.00%, 02/01/2027 (a)	87,000	86,957
8.25%, 05/15/2029 (a)	150,000	149,250
8.75%, 02/15/2030 (a)	189,000	196,946
8.50%, 05/15/2031 (a)	150,000	148,875
USA Compression Partners LP / USA Compression Finance Corp.
6.88%, 09/01/2027	140,000	139,733
7.13%, 03/15/2029 (a)	170,000	168,764
Valaris Ltd., 8.38%, 04/30/2030 (a)	200,000	204,812
Venture Global Calcasieu Pass LLC
3.88%, 08/15/2029 (a)	223,000	197,043
6.25%, 01/15/2030 (a)	179,000	176,986
4.13%, 08/15/2031 (a)	243,000	211,234
3.88%, 11/01/2033 (a)	253,000	207,665
Venture Global LNG, Inc.
8.13%, 06/01/2028 (a)	427,000	435,672
9.50%, 02/01/2029 (a)	600,000	643,932
8.38%, 06/01/2031 (a)	417,000	427,945
9.88%, 02/01/2032 (a)	250,000	266,175
Vital Energy, Inc.
9.75%, 10/15/2030	100,000	108,917
7.88%, 04/15/2032 (a)	140,000	142,107
Weatherford International Ltd., 8.63%, 04/30/2030 (a)(b)	325,000	336,496
		21,262,643

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
CORPORATE BONDS - 98.7% (Continued)

Financials — 12.0%
Acrisure LLC / Acrisure Finance, Inc.
10.13%, 08/01/2026 (a)	$68,000	$70,237
8.25%, 02/01/2029 (a)	160,000	158,642
4.25%, 02/15/2029 (a)	134,000	119,954
6.00%, 08/01/2029 (a)	117,000	105,519
AerCap Global Aviation Trust, 6.50% to 06/15/2025 then 3 mo. Term SOFR + 4.56%, 06/15/2045 (a)	42,000	41,742
AG Issuer LLC, 6.25%, 03/01/2028 (a)	117,000	113,100
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/2027 (a)	97,000	99,923
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer
4.25%, 10/15/2027 (a)	150,000	139,754
6.75%, 10/15/2027 (a)	269,000	264,293
6.75%, 04/15/2028 (a)	268,000	266,945
5.88%, 11/01/2029 (a)	105,000	96,258
7.00%, 01/15/2031 (a)	260,000	260,487
Ally Financial, Inc.
5.75%, 11/20/2025	216,000	214,173
6.70%, 02/14/2033 (b)	117,000	114,608
AmWINS Group, Inc.
6.38%, 02/15/2029 (a)	100,000	98,690
4.88%, 06/30/2029 (a)	100,000	90,671
Anywhere Real Estate Group LLC / Anywhere Co.-Issuer Corp., 7.00%, 04/15/2030 (a)	125,000	109,300
Ardonagh Finco Ltd., 7.75%, 02/15/2031 (a)	140,000	137,813
Ardonagh Group Finance Ltd., 8.88%, 02/15/2032 (a)	180,000	175,275
Aretec Group, Inc., 10.00%, 08/15/2030 (a)	130,000	140,607
AssuredPartners, Inc.
5.63%, 01/15/2029 (a)	98,000	89,303
7.50%, 02/15/2032 (a)	80,000	77,638
Block, Inc.
2.75%, 06/01/2026	184,000	172,276
3.50%, 06/01/2031	179,000	151,479
Boost Newco Borrower LLC, 7.50%, 01/15/2031 (a)	400,000	411,174
Brandywine Operating Partnership LP, 8.88%, 04/12/2029	65,000	66,478
Bread Financial Holdings, Inc., 9.75%, 03/15/2029 (a)	165,000	171,298
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL
5.75%, 05/15/2026 (a)	181,000	175,132

	Par	Value
Financials — 12.0% (Continued)
4.50%, 04/01/2027 (a)	$135,000	$119,715
Burford Capital Global Finance LLC, 6.25%, 04/15/2028 (a)	100,000	96,279
Coinbase Global, Inc.
3.38%, 10/01/2028 (a)	194,000	162,039
3.63%, 10/01/2031 (a)	144,000	112,129
Compass Group Diversified Holdings LLC, 5.25%, 04/15/2029 (a)	169,000	157,964
Credit Acceptance Corp., 9.25%, 12/15/2028 (a)	100,000	105,923
Cushman & Wakefield US Borrower LLC
6.75%, 05/15/2028 (a)	100,000	98,602
8.88%, 09/01/2031 (a)	100,000	103,911
FirstCash, Inc.
4.63%, 09/01/2028 (a)	95,000	87,756
5.63%, 01/01/2030 (a)	128,000	120,599
6.88%, 03/01/2032 (a)	80,000	78,889
Freedom Mortgage Corp.
7.63%, 05/01/2026 (a)	90,000	89,465
6.63%, 01/15/2027 (a)	27,000	25,982
12.00%, 10/01/2028 (a)	140,000	149,651
12.25%, 10/01/2030 (a)	100,000	108,500
Freedom Mortgage Holdings LLC, 9.25%, 02/01/2029 (a)	80,000	80,661
GGAM Finance Ltd.
8.00%, 02/15/2027 (a)	150,000	153,533
8.00%, 06/15/2028 (a)	100,000	102,935
6.88%, 04/15/2029 (a)	65,000	65,000
Global Atlantic Fin Co., 4.70% to 10/15/2026 then 5 yr. CMT Rate + 3.80%, 10/15/2051 (a)	135,000	119,207
Goeasy Ltd.
9.25%, 12/01/2028 (a)	100,000	105,569
7.63%, 07/01/2029 (a)	90,000	89,735
GTCR AP Finance, Inc., 8.00%, 05/15/2027 (a)	111,000	111,026
HAT Holdings I LLC / HAT Holdings II LLC
3.38%, 06/15/2026 (a)(b)	189,000	175,298
8.00%, 06/15/2027 (a)(b)	160,000	164,040
Howden UK Refinance PLC / Howden UK Refinance 2 PLC / Howden US Refinance LLC
7.25%, 02/15/2031 (a)	180,000	177,525
8.13%, 02/15/2032 (a)	80,000	78,809
HUB International Ltd.
5.63%, 12/01/2029 (a)	128,000	117,426
7.25%, 06/15/2030 (a)	606,000	614,070
7.38%, 01/31/2032 (a)	350,000	346,254

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
CORPORATE BONDS - 98.7% (Continued)

Financials — 12.0% (Continued)
Hudson Pacific Properties LP
3.95%, 11/01/2027	$75,000	$66,150
4.65%, 04/01/2029	90,000	75,825
3.25%, 01/15/2030	75,000	56,625
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
6.38%, 12/15/2025	175,000	171,938
6.25%, 05/15/2026	237,000	230,490
5.25%, 05/15/2027	270,000	248,177
9.75%, 01/15/2029 (a)	95,000	97,965
4.38%, 02/01/2029	135,000	113,523
Intesa Sanpaolo SpA
5.71%, 01/15/2026 (a)	301,000	296,549
4.20% to 06/01/2031 then 1 yr. CMT Rate + 2.60%, 06/01/2032 (a)	135,000	110,579
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/2032 (a)	135,000	119,696
Jane Street Group / JSG Finance, Inc., 7.13%, 04/30/2031 (a)	250,000	251,445
Jefferies Finance LLC / JFIN Co.-Issuer Corp., 5.00%, 08/15/2028 (a)	194,000	174,583
Jones Deslauriers Insurance Management, Inc., 8.50%, 03/15/2030 (a)	125,000	128,220
Kennedy-Wilson, Inc.
4.75%, 03/01/2029	110,000	90,038
4.75%, 02/01/2030 (b)	110,000	87,104
5.00%, 03/01/2031	110,000	85,621
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4.25%, 02/01/2027 (a)	127,000	117,498
4.75%, 06/15/2029 (a)	127,000	113,395
LD Holdings Group LLC
6.50%, 11/01/2025 (a)	117,000	110,952
6.13%, 04/01/2028 (a)	117,000	88,189
Liberty Mutual Group, Inc.
4.13% to 12/15/2026 then 5 yr. CMT Rate + 3.32%, 12/15/2051 (a)	92,000	83,689
4.30%, 02/01/2061 (a)	147,000	90,392
Macquarie Airfinance Holdings Ltd.
8.38%, 05/01/2028 (a)	100,000	104,962
6.40%, 03/26/2029 (a)	80,000	79,817
8.13%, 03/30/2029 (a)	100,000	104,555
6.50%, 03/26/2031 (a)	80,000	80,100

	Par	Value
Financials — 12.0% (Continued)
Midcap Financial Issuer Trust
6.50%, 05/01/2028 (a)	$189,000	$170,971
5.63%, 01/15/2030 (a)	93,000	78,018
MPT Operating Partnership LP / MPT Finance Corp.
5.25%, 08/01/2026 (b)	117,000	106,412
5.00%, 10/15/2027 (b)	288,000	236,160
4.63%, 08/01/2029 (b)	171,000	127,079
3.50%, 03/15/2031	249,000	165,592
Nationstar Mortgage Holdings, Inc.
5.00%, 02/01/2026 (a)	80,000	77,809
6.00%, 01/15/2027 (a)	140,000	137,170
5.50%, 08/15/2028 (a)	199,000	187,558
5.13%, 12/15/2030 (a)	122,000	109,563
5.75%, 11/15/2031 (a)	140,000	126,875
7.13%, 02/01/2032 (a)	160,000	157,124
Navient Corp.
6.75%, 06/25/2025	92,000	91,885
6.75%, 06/15/2026	92,000	91,726
5.00%, 03/15/2027	124,000	116,861
4.88%, 03/15/2028	92,000	82,881
5.50%, 03/15/2029	135,000	120,676
9.38%, 07/25/2030	92,000	94,588
11.50%, 03/15/2031	105,000	114,389
NCR Atleos Corp., 9.50%, 04/01/2029 (a)	270,000	286,663
OneMain Finance Corp.
7.13%, 03/15/2026	290,000	292,615
3.50%, 01/15/2027	135,000	124,144
6.63%, 01/15/2028	157,000	156,428
3.88%, 09/15/2028	110,000	96,733
9.00%, 01/15/2029	170,000	178,288
5.38%, 11/15/2029 (b)	135,000	124,875
7.88%, 03/15/2030	135,000	137,462
4.00%, 09/15/2030	159,000	133,595
Panther Escrow Issuer LLC, 7.13%, 06/01/2031 (a)	530,000	532,734
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer
7.50%, 06/01/2025 (a)	127,000	126,949
5.88%, 10/01/2028 (a)(b)	140,000	134,820
4.88%, 05/15/2029 (a)	145,000	132,737
PennyMac Financial Services, Inc.
5.38%, 10/15/2025 (a)	152,000	149,756
4.25%, 02/15/2029 (a)	152,000	134,991
7.88%, 12/15/2029 (a)	115,000	117,512
5.75%, 09/15/2031 (a)	117,000	106,119
PRA Group, Inc., 8.38%, 02/01/2028 (a)	68,000	66,290

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
CORPORATE BONDS - 98.7% (Continued)

Financials — 12.0% (Continued)
Realogy Group LLC / Realogy Co.-Issuer Corp.
5.75%, 01/15/2029 (a)	$121,000	$84,277
5.25%, 04/15/2030 (a)	100,000	66,750
RHP Hotel Properties LP / RHP Finance Corp.
4.75%, 10/15/2027	164,000	155,237
4.50%, 02/15/2029 (a)	140,000	128,648
6.50%, 04/01/2032 (a)	160,000	156,765
Rithm Capital Corp., 8.00%, 04/01/2029 (a)	130,000	127,114
RLJ Lodging Trust LP, 4.00%, 09/15/2029 (a)	117,000	100,808
Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc.
2.88%, 10/15/2026 (a)	209,000	191,777
3.63%, 03/01/2029 (a)	175,000	153,825
3.88%, 03/01/2031 (a)(b)	223,000	189,029
4.00%, 10/15/2033 (a)(b)	144,000	116,961
SLM Corp.
4.20%, 10/29/2025	117,000	112,862
3.13%, 11/02/2026	117,000	108,303
Starwood Property Trust, Inc.
3.63%, 07/15/2026 (a)	93,000	86,108
4.38%, 01/15/2027 (a)(b)	117,000	108,278
7.25%, 04/01/2029 (a)	100,000	98,659
Synchrony Financial, 7.25%, 02/02/2033	135,000	132,073
UniCredit SpA
5.86% to 06/19/2027 then 5 Year Mid Swap Rate USD + 3.70%, 06/19/2032 (a)	209,000	201,417
7.30% to 04/02/2029 then 5 Year Mid Swap Rate USD + 4.91%, 04/02/2034 (a)	248,000	250,313
5.46% to 06/30/2030 then 5 yr. CMT Rate + 4.75%, 06/30/2035 (a)	321,000	294,922
United Wholesale Mortgage LLC
5.50%, 11/15/2025 (a)	147,000	144,742
5.75%, 06/15/2027 (a)	117,000	112,040
5.50%, 04/15/2029 (a)	144,000	133,560
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.00%, 01/15/2030 (a)	64,000	49,920
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC
10.50%, 02/15/2028 (a)	499,000	517,181
4.75%, 04/15/2028 (a)	108,000	94,826
6.50%, 02/15/2029 (a)	220,000	176,550
USI, Inc./NY, 7.50%, 01/15/2032 (a)	110,000	109,409

	Par	Value
Financials — 12.0% (Continued)
XHR LP
6.38%, 08/15/2025 (a)	$117,000	$116,835
4.88%, 06/01/2029 (a)	117,000	106,248
		21,480,823

Health Care — 8.7%
AdaptHealth LLC
4.63%, 08/01/2029 (a)	117,000	98,719
5.13%, 03/01/2030 (a)(b)	100,000	85,133
Avantor Funding, Inc.
4.63%, 07/15/2028 (a)	298,000	278,258
3.88%, 11/01/2029 (a)	162,000	143,775
Bausch + Lomb Corp., 8.38%, 10/01/2028 (a)(b)	280,000	288,907
Bausch Health Americas, Inc.
9.25%, 04/01/2026 (a)(b)	118,000	109,740
8.50%, 01/31/2027 (a)	150,000	97,875
Bausch Health Cos., Inc.
5.50%, 11/01/2025 (a)	328,000	307,197
9.00%, 12/15/2025 (a)(b)	114,000	107,490
6.13%, 02/01/2027 (a)	114,000	83,576
5.75%, 08/15/2027 (a)	117,000	80,751
5.00%, 01/30/2028 (a)	101,000	45,504
4.88%, 06/01/2028 (a)	315,000	203,963
11.00%, 09/30/2028 (a)	356,000	277,283
5.00%, 02/15/2029 (a)	106,000	46,269
6.25%, 02/15/2029 (a)	152,000	66,310
5.25%, 01/30/2030 (a)	142,000	60,776
5.25%, 02/15/2031 (a)	108,000	45,201
Catalent Pharma Solutions, Inc.
5.00%, 07/15/2027 (a)	87,000	85,275
3.13%, 02/15/2029 (a)	98,000	93,390
3.50%, 04/01/2030 (a)	102,000	97,061
Charles River Laboratories International, Inc.
4.25%, 05/01/2028 (a)	100,000	93,125
3.75%, 03/15/2029 (a)	82,000	73,510
4.00%, 03/15/2031 (a)	117,000	101,849
CHS/Community Health Systems, Inc.
8.00%, 03/15/2026 (a)	207,000	206,120
5.63%, 03/15/2027 (a)	365,000	334,431
8.00%, 12/15/2027 (a)	124,000	121,356
6.88%, 04/01/2028 (a)	137,000	93,735
6.00%, 01/15/2029 (a)	151,000	131,389
6.88%, 04/15/2029 (a)	265,000	196,113
6.13%, 04/01/2030 (a)	223,000	156,487
5.25%, 05/15/2030 (a)	324,000	264,870
4.75%, 02/15/2031 (a)	163,000	127,333
10.88%, 01/15/2032 (a)(b)	200,000	204,724

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
CORPORATE BONDS - 98.7% (Continued)

Health Care — 8.7% (Continued)
DaVita, Inc.
4.63%, 06/01/2030 (a)	$494,000	$432,560
3.75%, 02/15/2031 (a)	286,000	235,186
Encompass Health Corp.
4.50%, 02/01/2028	147,000	138,105
4.75%, 02/01/2030	147,000	134,758
4.63%, 04/01/2031	93,000	83,313
Endo Finance Holdings, Inc., 8.50%, 04/15/2031 (a)	170,000	172,635
Heartland Dental LLC / Heartland Dental Finance Corp., 10.50%, 04/30/2028 (a)	120,000	126,693
Hologic, Inc.
4.63%, 02/01/2028 (a)	93,000	88,307
3.25%, 02/15/2029 (a)	182,000	159,660
IQVIA, Inc.
5.00%, 10/15/2026 (a)	121,000	118,307
5.00%, 05/15/2027 (a)	232,000	223,952
6.50%, 05/15/2030 (a)	82,000	82,277
Jazz Securities DAC, 4.38%, 01/15/2029 (a)	241,000	219,113
Legacy LifePoint Health LLC, 4.38%, 02/15/2027 (a)	90,000	84,254
LifePoint Health, Inc.
5.38%, 01/15/2029 (a)	117,000	93,532
9.88%, 08/15/2030 (a)	150,000	156,057
11.00%, 10/15/2030 (a)	200,000	213,000
Medline Borrower LP
3.88%, 04/01/2029 (a)(b)	860,000	769,475
5.25%, 10/01/2029 (a)(b)	461,000	427,548
Medline Borrower LP/Medline Co.-Issuer, Inc., 6.25%, 04/01/2029 (a)	170,000	168,887
ModivCare Escrow Issuer, Inc., 5.00%, 10/01/2029 (a)	67,000	46,409
ModivCare, Inc., 5.88%, 11/15/2025 (a)	117,000	114,108
Molina Healthcare, Inc.
4.38%, 06/15/2028 (a)	157,000	145,618
3.88%, 11/15/2030 (a)(b)	107,000	92,827
3.88%, 05/15/2032 (a)	135,000	112,894
Organon & Co. / Organon Foreign Debt Co.-Issuer BV
4.13%, 04/30/2028 (a)	412,000	375,435
5.13%, 04/30/2031 (a)(b)	359,000	310,535
Owens & Minor, Inc.
4.50%, 03/31/2029 (a)	117,000	104,426
6.63%, 04/01/2030 (a)(b)	95,000	91,913

	Par	Value
Health Care — 8.7% (Continued)
Perrigo Finance Unlimited Co.
4.38%, 03/15/2026	$119,000	$114,741
4.65%, 06/15/2030	145,000	132,534
Prestige Brands, Inc.
5.13%, 01/15/2028 (a)	68,000	65,339
3.75%, 04/01/2031 (a)	140,000	118,626
Radiology Partners, Inc., 9.25%, 02/01/2028 (a)(b)	166,000	123,608
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.75%, 12/01/2026 (a)(b)	269,000	267,830
Select Medical Corp., 6.25%, 08/15/2026 (a)	222,000	222,087
Star Parent, Inc., 9.00%, 10/01/2030 (a)	200,000	209,337
Teleflex, Inc.
4.63%, 11/15/2027	92,000	87,364
4.25%, 06/01/2028 (a)	117,000	108,007
Tenet Healthcare Corp.
6.25%, 02/01/2027	286,000	285,022
5.13%, 11/01/2027 (b)	286,000	276,808
4.63%, 06/15/2028	115,000	108,000
6.13%, 10/01/2028 (b)	431,000	425,198
4.25%, 06/01/2029	263,000	240,424
4.38%, 01/15/2030	275,000	249,777
6.13%, 06/15/2030 (b)	384,000	378,240
6.75%, 05/15/2031 (a)(b)	261,000	261,412
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/2026	622,000	576,406
4.75%, 05/09/2027 (b)	194,000	185,533
6.75%, 03/01/2028 (b)	167,000	169,408
5.13%, 05/09/2029	194,000	184,116
7.88%, 09/15/2029	140,000	147,317
8.13%, 09/15/2031	117,000	126,073
		15,392,486

Industrials — 8.7%
ADT Security Corp., 4.13%, 08/01/2029 (a)	209,000	188,361
Air Canada, 3.88%, 08/15/2026 (a)(b)	156,000	147,877
Albion Financing 1 SARL / Aggreko Holdings, Inc., 6.13%, 10/15/2026 (a)	32,000	31,374
Albion Financing 2 Sarl, 8.75%, 04/15/2027 (a)	105,000	105,508
Allison Transmission, Inc.
4.75%, 10/01/2027 (a)	93,000	88,622
5.88%, 06/01/2029 (a)	117,000	113,961
3.75%, 01/30/2031 (a)	109,000	93,028

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
CORPORATE BONDS - 98.7% (Continued)

Industrials — 8.7% (Continued)
Beacon Roofing Supply, Inc., 6.50%, 08/01/2030 (a)	$125,000	$124,270
Bombardier, Inc.
7.13%, 06/15/2026 (a)	81,000	81,735
7.88%, 04/15/2027 (a)	264,000	262,022
6.00%, 02/15/2028 (a)	135,000	131,550
7.50%, 02/01/2029 (a)(b)	135,000	137,783
8.75%, 11/15/2030 (a)	170,000	180,300
7.25%, 07/01/2031 (a)	125,000	125,304
Brand Industrial Services, Inc., 10.38%, 08/01/2030 (a)	250,000	268,743
Brink’s Co.
5.50%, 07/15/2025 (a)	93,000	92,449
4.63%, 10/15/2027 (a)	140,000	131,352
Builders FirstSource, Inc.
5.00%, 03/01/2030 (a)	128,000	119,747
4.25%, 02/01/2032 (a)	240,000	208,992
6.38%, 06/15/2032 (a)	119,000	117,797
6.38%, 03/01/2034 (a)	160,000	156,882
Chart Industries, Inc.
7.50%, 01/01/2030 (a)	277,000	283,269
9.50%, 01/01/2031 (a)	119,000	127,363
Clean Harbors, Inc.
4.88%, 07/15/2027 (a)	102,000	98,290
6.38%, 02/01/2031 (a)	92,000	90,940
Covanta Holding Corp.
4.88%, 12/01/2029 (a)	139,000	121,865
5.00%, 09/01/2030	93,000	80,329
Delta Air Lines, Inc.
7.38%, 01/15/2026 (b)	171,000	174,779
4.38%, 04/19/2028	92,000	87,952
3.75%, 10/28/2029	115,000	103,356
EMRLD Borrower LP / Emerald Co.-Issuer, Inc., 6.63%, 12/15/2030 (a)	518,000	514,762
Fortress Transportation and Infrastructure Investors LLC
9.75%, 08/01/2027 (a)	68,000	70,208
5.50%, 05/01/2028 (a)(b)	194,000	186,240
7.88%, 12/01/2030 (a)	105,000	108,778
FXI Holdings, Inc.
12.25%, 11/15/2026 (a)	141,000	139,912
12.25%, 11/15/2026 (a)(b)	117,000	116,124
GEO Group, Inc.
8.63%, 04/15/2029 (a)	105,000	106,706
10.25%, 04/15/2031 (a)	100,000	103,051

	Par	Value
Industrials — 8.7% (Continued)
GFL Environmental, Inc.
4.25%, 06/01/2025 (a)	$87,000	$85,672
3.75%, 08/01/2025 (a)	150,000	145,755
5.13%, 12/15/2026 (a)	87,000	84,638
4.00%, 08/01/2028 (a)	135,000	122,054
3.50%, 09/01/2028 (a)	135,000	121,236
4.75%, 06/15/2029 (a)	135,000	124,248
4.38%, 08/15/2029 (a)	128,000	115,360
6.75%, 01/15/2031 (a)	200,000	201,499
H&E Equipment Services, Inc., 3.88%, 12/15/2028 (a)	253,000	223,905
Herc Holdings, Inc., 5.50%, 07/15/2027 (a)	256,000	248,732
Hillenbrand, Inc.
5.75%, 06/15/2025	93,000	92,302
6.25%, 02/15/2029	100,000	99,237
Husky Injection Molding Systems Ltd. / Titan Co.-Borrower LLC, 9.00%, 02/15/2029 (a)	200,000	205,089
Madison IAQ LLC
4.13%, 06/30/2028 (a)	124,000	115,010
5.88%, 06/30/2029 (a)	217,000	199,928
Pike Corp., 8.63%, 01/31/2031 (a)	70,000	73,308
Ritchie Bros Holdings, Inc.
6.75%, 03/15/2028 (a)	128,000	129,252
7.75%, 03/15/2031 (a)	147,000	152,475
Sensata Technologies BV
5.00%, 10/01/2025 (a)	124,000	122,140
4.00%, 04/15/2029 (a)	179,000	160,098
5.88%, 09/01/2030 (a)	117,000	112,373
Sensata Technologies, Inc.
4.38%, 02/15/2030 (a)	105,000	93,726
3.75%, 02/15/2031 (a)	135,000	114,075
Spirit AeroSystems, Inc.
4.60%, 06/15/2028	124,000	114,179
9.38%, 11/30/2029 (a)	186,000	200,869
9.75%, 11/15/2030 (a)	270,000	298,739
TK Elevator Holdco GmbH, 7.63%, 07/15/2028 (a)	93,000	91,140
TK Elevator US Newco, Inc., 5.25%, 07/15/2027 (a)	285,000	272,622
TransDigm, Inc.
5.50%, 11/15/2027	526,000	510,877
6.75%, 08/15/2028 (a)	402,000	403,619
4.63%, 01/15/2029 (b)	231,000	211,654
6.38%, 03/01/2029 (a)	400,000	396,695
4.88%, 05/01/2029	135,000	124,178
6.88%, 12/15/2030 (a)	275,000	276,537
7.13%, 12/01/2031 (a)	200,000	203,312

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
CORPORATE BONDS - 98.7% (Continued)

Industrials — 8.7% (Continued)
6.63%, 03/01/2032 (a)	$400,000	$399,580
Triumph Group, Inc., 9.00%, 03/15/2028 (a)	226,000	233,967
Uber Technologies, Inc.
8.00%, 11/01/2026 (a)	286,000	287,828
7.50%, 09/15/2027 (a)	256,000	260,840
6.25%, 01/15/2028 (a)	117,000	116,892
4.50%, 08/15/2029 (a)	281,000	262,033
United Rentals North America, Inc.
5.50%, 05/15/2027	117,000	115,260
3.88%, 11/15/2027	135,000	125,809
4.88%, 01/15/2028 (b)	321,000	307,602
5.25%, 01/15/2030	135,000	129,481
4.00%, 07/15/2030	135,000	120,132
3.88%, 02/15/2031 (b)	227,000	198,909
3.75%, 01/15/2032	135,000	114,692
6.13%, 03/15/2034 (a)	180,000	175,725
WESCO Distribution, Inc.
7.13%, 06/15/2025 (a)	256,000	256,077
7.25%, 06/15/2028 (a)	280,000	284,550
6.38%, 03/15/2029 (a)	150,000	149,063
6.63%, 03/15/2032 (a)	140,000	139,230
XPO, Inc.
7.13%, 06/01/2031 (a)	105,000	105,525
7.13%, 02/01/2032 (a)	110,000	110,376
		15,561,685

Information Technology — 6.1%
AthenaHealth Group, Inc., 6.50%, 02/15/2030 (a)(b)	430,000	386,138
Central Parent LLC / CDK Global II LLC / CDK Financing Co., Inc., 8.00%, 06/15/2029 (a)	140,000	143,587
Central Parent, Inc. / CDK Global, Inc., 7.25%, 06/15/2029 (a)	140,000	141,455
Clarivate Science Holdings Corp.
3.88%, 07/01/2028 (a)	176,000	160,155
4.88%, 07/01/2029 (a)	186,000	169,655
Cloud Software Group, Inc.
6.50%, 03/31/2029 (a)	783,000	742,871
9.00%, 09/30/2029 (a)	579,000	557,790
CommScope Technologies LLC
6.00%, 06/15/2025 (a)(b)	273,000	215,670
5.00%, 03/15/2027 (a)	120,000	41,114
6.00%, 03/01/2026 (a)(b)	291,000	257,713
8.25%, 03/01/2027 (a)	188,000	72,144
7.13%, 07/01/2028 (a)	133,000	44,282

	Par	Value
Information Technology — 6.1% (Continued)
4.75%, 09/01/2029 (a)	$258,000	$180,230
Entegris, Inc.
4.38%, 04/15/2028 (a)	68,000	63,430
4.75%, 04/15/2029 (a)	305,000	287,923
3.63%, 05/01/2029 (a)	93,000	82,129
5.95%, 06/15/2030 (a)	184,000	179,076
EquipmentShare.com, Inc., 9.00%, 05/15/2028 (a)	200,000	205,635
Fair Isaac Corp.
5.25%, 05/15/2026 (a)	68,000	66,842
4.00%, 06/15/2028 (a)	181,000	166,301
Gen Digital, Inc.
6.75%, 09/30/2027 (a)	141,000	141,367
7.13%, 09/30/2030 (a)(b)	140,000	141,094
Imola Merger Corp., 4.75%, 05/15/2029 (a)	384,000	353,651
McAfee Corp., 7.38% 02/15/2030 (a)	393,000	362,599
MPH Acquisition Holdings LLC
5.50%, 09/01/2028 (a)	206,000	167,482
5.75%, 11/01/2028 (a)	175,000	127,953
NCR Voyix Corp.
5.00%, 10/01/2028 (a)	152,000	139,930
5.13%, 04/15/2029 (a)	221,000	202,933
5.25%, 10/01/2030 (a)	105,000	93,347
Neptune Bidco US, Inc., 9.29%, 04/15/2029 (a)	522,000	493,290
Newfold Digital Holdings Group, Inc.
11.75%, 10/15/2028 (a)	100,000	106,925
6.00%, 02/15/2029 (a)	120,000	90,036
Open Text Corp.
3.88%, 02/15/2028 (a)	216,000	197,249
3.88%, 12/01/2029 (a)	174,000	152,026
Open Text Holdings, Inc.
4.13%, 02/15/2030 (a)	171,000	150,238
4.13%, 12/01/2031 (a)(b)	112,000	95,760
Presidio Holdings, Inc., 4.88%, 02/01/2027 (a)	98,000	98,043
Sabre GLBL, Inc.
8.63%, 06/01/2027 (a)	74,000	65,253
11.25%, 12/15/2027 (a)	130,000	120,965
Seagate HDD Cayman
4.88%, 06/01/2027	93,000	89,804
4.09%, 06/01/2029	117,000	106,470
8.25%, 12/15/2029 (a)	93,000	98,394
8.50%, 07/15/2031 (a)	93,000	99,112
9.63%, 12/01/2032	130,000	145,947
SS&C Technologies, Inc., 5.50%, 09/30/2027 (a)	409,000	397,468
Twilio, Inc.
3.63%, 03/15/2029	92,000	81,502

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
CORPORATE BONDS - 98.7% (Continued)

Information Technology — 6.1% (Continued)
3.88%, 03/15/2031	$87,000	$75,317
UKG, Inc., 6.88%, 02/01/2031 (a)	450,000	449,528
Vericast Corp.
11.00%, 09/15/2026 (a)	224,000	240,800
13.00%, 10/15/2027 (a)	78,000	89,076
Veritas US, Inc. / Veritas Bermuda Ltd., 7.50%, 09/01/2025 (a)	345,000	313,466
Verscend Escrow Corp., 9.75%, 08/15/2026 (a)	192,000	192,421
Viasat, Inc.
5.63%, 09/15/2025 (a)	119,000	114,314
5.63%, 04/15/2027 (a)	110,000	100,683
6.50%, 07/15/2028 (a)	63,000	48,313
7.50%, 05/30/2031 (a)(b)	145,000	102,596
Western Digital Corp., 4.75%, 02/15/2026	444,000	431,502
Xerox Holdings Corp.
5.50%, 08/15/2028 (a)	135,000	116,603
8.88%, 11/30/2029 (a)	100,000	95,250
		10,852,847

Materials — 7.6%
Alcoa Nederland Holding BV
5.50%, 12/15/2027 (a)	140,000	149,450
7.13%, 03/15/2031 (a)	140,000	141,696
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC
3.25%, 09/01/2028 (a)(b)	140,000	120,976
4.00%, 09/01/2029 (a)	191,000	157,037
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
5.25%, 04/30/2025 (a)	124,000	122,760
4.13%, 08/15/2026 (a)	249,000	207,713
5.25%, 08/15/2027 (a)	189,000	96,366
5.25%, 08/15/2027 (a)	157,000	80,050
Arsenal AIC Parent LLC, 8.00%, 10/01/2030 (a)	125,000	130,000
ASP Unifrax Holdings, Inc.
5.25%, 09/30/2028 (a)	147,000	87,759
7.50%, 09/30/2029 (a)	68,000	34,711
ATI, Inc., 7.25%, 08/15/2030	90,000	92,039
Avient Corp.
5.75%, 05/15/2025 (a)	152,000	151,240
7.13%, 08/01/2030 (a)	130,000	131,293
Axalta Coating Systems Dutch Holding B BV, 7.25%, 02/15/2031 (a)	100,000	101,822
Axalta Coating Systems LLC, 3.38%, 02/15/2029 (a)	124,000	108,191

	Par	Value
Materials — 7.6% (Continued)
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/2027 (a)	$12,000	$11,488
Ball Corp.
6.88%, 03/15/2028	135,000	137,229
6.00%, 06/15/2029 (b)	204,000	202,831
2.88%, 08/15/2030	239,000	199,826
3.13%, 09/15/2031	174,000	144,281
Chemours Co.
5.38%, 05/15/2027	116,000	109,971
5.75%, 11/15/2028 (a)	143,000	131,086
4.63%, 11/15/2029 (a)	145,000	124,639
Cleveland-Cliffs, Inc.
5.88%, 06/01/2027	100,000	98,807
6.75%, 04/15/2030 (a)	135,000	131,541
7.00%, 03/15/2032 (a)	140,000	136,717
Clydesdale Acquisition Holdings, Inc.
6.63%, 04/15/2029 (a)	117,000	116,708
8.75%, 04/15/2030 (a)	205,000	198,167
Constellium SE, 3.75%, 04/15/2029 (a)	117,000	103,758
Crown Americas LLC, 5.25%, 04/01/2030	117,000	111,370
Crown Americas LLC / Crown Americas Capital Corp. V, 4.25%, 09/30/2026	93,000	89,280
Crown Americas LLC / Crown Americas Capital Corp. VI, 4.75%, 02/01/2026	175,000	171,159
FMG Resources August 2006 Pty Ltd.
4.50%, 09/15/2027 (a)	115,000	108,448
5.88%, 04/15/2030 (a)	134,000	128,590
4.38%, 04/01/2031 (a)	271,000	238,066
6.13%, 04/15/2032 (a)	157,000	152,285
Graphic Packaging International LLC
3.50%, 03/15/2028 (a)	105,000	95,415
3.75%, 02/01/2030 (a)	93,000	81,004
INEOS Finance PLC
6.75%, 05/15/2028 (a)	90,000	88,425
7.50%, 04/15/2029 (a)	100,000	100,439
Kaiser Aluminum Corp.
4.63%, 03/01/2028 (a)	117,000	108,859
4.50%, 06/01/2031 (a)	88,000	77,110
LABL, Inc.
6.75%, 07/15/2026 (a)	124,000	122,046
10.50%, 07/15/2027 (a)	121,000	118,847
5.88%, 11/01/2028 (a)	117,000	104,276
8.25%, 11/01/2029 (a)	107,000	90,482

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
CORPORATE BONDS - 98.7% (Continued)

Materials — 7.6% (Continued)
Mauser Packaging Solutions Holding Co.
7.88%, 04/15/2027 (a)	$534,000	$543,479
9.25%, 04/15/2027 (a)	266,000	260,800
Mercer International, Inc., 5.13%, 02/01/2029	165,000	144,375
Methanex Corp.
5.13%, 10/15/2027	124,000	118,899
5.25%, 12/15/2029	124,000	117,608
Mineral Resources Ltd.
8.13%, 05/01/2027 (a)	124,000	125,395
8.00%, 11/01/2027 (a)	146,000	147,643
9.25%, 10/01/2028 (a)	200,000	210,000
8.50%, 05/01/2030 (a)	146,000	149,475
NOVA Chemicals Corp.
5.00%, 05/01/2025 (a)	87,000	85,465
5.25%, 06/01/2027 (a)	186,000	174,608
8.50%, 11/15/2028 (a)	80,000	83,988
4.25%, 05/15/2029 (a)(b)	134,000	112,256
9.00%, 02/15/2030 (a)	90,000	92,453
Novelis Corp.
3.25%, 11/15/2026 (a)	145,000	135,575
4.75%, 01/30/2030 (a)	335,000	305,165
3.88%, 08/15/2031 (a)	135,000	114,269
OI European Group BV, 4.75%, 02/15/2030 (a)	93,000	84,607
Olin Corp.
5.13%, 09/15/2027	92,000	88,674
5.63%, 08/01/2029	131,000	126,193
5.00%, 02/01/2030	96,000	89,640
Olympus Water US Holding Corp.
4.25%, 10/01/2028 (a)	151,000	135,667
9.75%, 11/15/2028 (a)	300,000	318,290
6.25%, 10/01/2029 (a)	93,000	83,628
Owens-Brockway Glass Container, Inc.
6.63%, 05/13/2027 (a)	143,000	142,914
7.25%, 05/15/2031 (a)	121,000	120,979
Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer, Inc. 4.38%, 10/15/2028 (a)	32,000	29,343
4.00%, 10/15/2027 (a)	204,000	188,374
SCIH Salt Holdings, Inc.
4.88%, 05/01/2028 (a)	187,000	173,910
6.63%, 05/01/2029 (a)	124,000	113,615
Scotts Miracle-Gro Co.
4.50%, 10/15/2029 (b)	96,000	85,689
4.00%, 04/01/2031	111,000	93,509
4.38%, 02/01/2032	93,000	78,385

	Par	Value
Materials — 7.6% (Continued)
Sealed Air Corp.
5.50%, 09/15/2025 (a)	$93,000	$92,137
4.00%, 12/01/2027 (a)	99,000	91,430
5.00%, 04/15/2029 (a)	99,000	93,017
6.13%, 02/01/2028 (a)	146,000	144,079
7.25%, 02/15/2031 (a)	90,000	91,543
Smyrna Ready Mix Concrete LLC
6.00%, 11/01/2028 (a)	222,000	214,785
8.88%, 11/15/2031 (a)	220,000	231,838
Standard Industries, Inc.
5.00%, 02/15/2027 (a)	164,000	157,877
4.75%, 01/15/2028 (a)	204,000	191,964
4.38%, 07/15/2030 (a)	325,000	287,778
3.38%, 01/15/2031 (a)	212,000	174,900
Summit Materials LLC / Summit Materials Finance Corp.
5.25%, 01/15/2029 (a)	124,000	119,192
7.25%, 01/15/2031 (a)	130,000	133,477
Trivium Packaging Finance BV
5.50%, 08/15/2026 (a)	221,000	216,909
8.50%, 08/15/2027 (a)	124,000	122,714
Tronox, Inc., 4.63%, 03/15/2029 (a)	207,000	184,079
WR Grace Holdings LLC
4.88%, 06/15/2027 (a)	134,000	126,599
5.63%, 08/15/2029 (a)	215,000	192,406
		13,487,847

Real Estate — 1.9%
Diversified Healthcare Trust
9.75%, 06/15/2025	117,000	117,234
4.75%, 02/15/2028	117,000	92,078
4.38%, 03/01/2031	117,000	84,536
Howard Hughes Corp.
5.38%, 08/01/2028 (a)	175,000	164,719
4.13%, 02/01/2029 (a)	152,000	134,106
4.38%, 02/01/2031 (a)	112,000	94,959
Iron Mountain, Inc.
4.88%, 09/15/2027 (a)	174,000	165,844
5.25%, 03/15/2028 (a)	153,000	146,450
5.00%, 07/15/2028 (a)	87,000	81,872
7.00%, 02/15/2029 (a)	174,000	175,088
4.88%, 09/15/2029 (a)	184,000	169,464
5.25%, 07/15/2030 (a)	249,000	230,919
4.50%, 02/15/2031 (a)(b)	177,000	156,203
5.63%, 07/15/2032 (a)	140,000	129,563
Office Properties Income Trust, 3.45%, 10/15/2031	93,000	39,160
SBA Communications Corp.
3.88%, 02/15/2027 (b)	286,000	268,386
3.13%, 02/01/2029 (b)	286,000	249,177

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
CORPORATE BONDS - 98.7% (Continued)

Real Estate — 1.9% (Continued)
Service Properties Trust
7.50%, 09/15/2025	$147,000	$148,092
4.75%, 10/01/2026	105,000	97,428
4.95%, 02/15/2027	93,000	85,713
5.50%, 12/15/2027	80,000	75,278
3.95%, 01/15/2028	93,000	79,199
4.95%, 10/01/2029 (b)	99,000	81,002
4.38%, 02/15/2030 (b)	68,000	51,816
8.63%, 11/15/2031 (a)	195,000	204,376
		3,322,662
Utilities — 3.3%
AmeriGas Partners LP / AmeriGas Finance Corp.
5.50%, 05/20/2025	124,000	123,223
5.88%, 08/20/2026	118,000	116,109
5.75%, 05/20/2027	123,000	119,026
Calpine Corp.
5.25%, 06/01/2026 (a)	73,000	71,842
4.50%, 02/15/2028 (a)	228,000	212,294
5.13%, 03/15/2028 (a)(b)	253,000	239,753
4.63%, 02/01/2029 (a)	127,000	116,543
5.00%, 02/01/2031 (a)	159,000	143,838
3.75%, 03/01/2031 (a)	171,000	147,789
Clearway Energy Operating LLC
4.75%, 03/15/2028 (a)	159,000	150,001
3.75%, 02/15/2031 (a)	186,000	156,950
DPL, Inc.
4.13%, 07/01/2025	72,000	70,169
4.35%, 04/15/2029	93,000	83,577
Edison International
8.13% to 06/15/2028 then 5 yr. CMT Rate + 3.86%, 06/15/2053	92,000	93,610
7.88% to 06/15/2029 then 5 yr. CMT Rate + 3.66%, 06/15/2054	85,000	86,332
Electricite de France SA, 9.13% to 06/15/2033 then 5 yr. CMT Rate + 5.41%, Perpetual (a)	275,000	298,903
Emera, Inc., 6.75% to 06/15/2026 then 3 mo. LIBOR US + 5.44%, 06/15/2076 (c)	221,000	218,417
Ferrellgas LP / Ferrellgas Finance Corp.
5.38%, 04/01/2026 (a)	92,000	90,086
5.88%, 04/01/2029 (a)	163,000	154,329
NextEra Energy Operating Partners LP
3.88%, 10/15/2026 (a)	92,000	85,789
4.50%, 09/15/2027 (a)	98,000	91,263
7.25%, 01/15/2029 (a)(b)	120,000	121,211

	Par	Value
Utilities — 3.3% (Continued)
NRG Energy, Inc.
5.75%, 01/15/2028	$161,000	$158,005
3.38%, 02/15/2029 (a)	100,000	87,603
5.25%, 06/15/2029 (a)	136,000	128,350
3.63%, 02/15/2031 (a)(b)	206,000	173,858
3.88%, 02/15/2032 (a)	71,000	59,743
PG&E Corp.
5.00%, 07/01/2028	199,000	189,425
5.25%, 07/01/2030	179,000	167,755
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/2031 (a)	112,000	99,379
Talen Energy Supply LLC, 8.63%, 06/01/2030 (a)	231,000	244,401
TerraForm Power Operating LLC
5.00%, 01/31/2028 (a)	124,000	115,692
4.75%, 01/15/2030 (a)	124,000	110,456
Vistra Operations Co. LLC
5.50%, 09/01/2026 (a)	179,000	174,657
5.63%, 02/15/2027 (a)	254,000	247,184
5.00%, 07/31/2027 (a)	239,000	227,950
4.38%, 05/01/2029 (a)	228,000	207,338
7.75%, 10/15/2031 (a)	275,000	282,267
6.88%, 04/15/2032 (a)	170,000	169,227
		5,834,344
TOTAL CORPORATE BONDS (Cost $174,757,214)		175,678,661

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Units	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 11.6%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(d)	20,705,300	$20,705,300
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $20,705,300)		20,705,300

TOTAL INVESTMENTS — 110.3% (Cost $195,462,514)		196,383,961
Liabilities in Excess of Other Assets — (10.3)%		(18,362,991)
TOTAL NET ASSETS — 100.0%		$178,020,970

Percentages are stated as a percent of net assets.

AG - Aktiengesellschaft

CMT - Constant Maturity Treasury Rate

LIBOR - London Interbank Offered Rate

PIK - Payment in Kind

PLC - Public Limited Company

SA - Sociedad Anónima

SOFR - Secured Overnight Financing Rate

(a)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of April 30, 2024, the value of these securities total $144,378,337 or 81.1% of the Fund’s net assets.

(b)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $20,158,891 which represented 11.3% of net assets.
(c)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
(d)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® Fund of Funds ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
AFFILIATED EXCHANGE TRADED FUNDS — 99.9%

Pacer Trendpilot 100 ETF(a)	150,803	$10,130,946
Pacer Trendpilot International ETF(a)	356,544	10,020,099
Pacer Trendpilot US Bond ETF(a)	508,593	10,151,516
Pacer Trendpilot US Large Cap ETF(a)	218,565	10,014,648
Pacer Trendpilot US Mid Cap ETF(a)	292,679	9,907,184
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $48,454,535)		50,224,393

TOTAL INVESTMENTS — 99.9% (Cost $48,454,535)		50,224,393
Other Assets in Excess of Liabilities — 0.1%		69,594
TOTAL NET ASSETS — 100.0%		$50,293,987

Percentages are stated as a percent of net assets.

(a)	Affiliated company as defined by the Investment Company Act of 1940.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 99.8%

Communication Services — 4.2%
AT&T, Inc.	26,355,990	$445,152,671
Match Group, Inc.(a)(b)	3,498,610	107,827,160
Nexstar Media Group, Inc.(b)	786,536	125,892,952
Omnicom Group, Inc.(b)	2,303,682	213,873,837
Playtika Holding Corp.(b)	8,362,574	60,628,662
		953,375,282

Consumer Discretionary — 17.2%
Best Buy Co., Inc.(b)	2,678,371	197,235,240
Carter’s, Inc.(b)	884,251	60,491,611
Columbia Sportswear Co.(b)	1,085,052	86,402,691
Crocs, Inc.(a)	989,780	123,098,939
Dick’s Sporting Goods, Inc.(b)	963,495	193,604,685
eBay, Inc.	6,218,237	320,487,935
Etsy, Inc.(a)(b)	1,443,980	99,158,107
Expedia Group, Inc.(a)	2,043,727	275,146,966
Gap, Inc.(b)	9,191,041	188,600,161
H&R Block, Inc.(b)	1,885,628	89,058,210
Leggett & Platt, Inc.(b)	2,815,024	50,867,484
Lennar Corp. - Class A	2,779,707	421,459,175
Mohawk Industries, Inc.(a)	886,657	102,249,285
Newell Brands, Inc.	12,962,372	102,921,234
NVR, Inc.(a)(b)	29,138	216,753,211
Polaris, Inc.(b)	891,330	75,905,663
PulteGroup, Inc.	2,874,770	320,306,873
Skechers USA, Inc. - Class A(a)	2,205,549	145,676,512
Tapestry, Inc.	4,161,006	166,107,360
Thor Industries, Inc.(b)	888,164	88,301,265
Toll Brothers, Inc.	1,621,959	193,191,537
VF Corp.(b)	9,775,752	121,805,870
Williams-Sonoma, Inc.(b)	778,703	223,316,446
YETI Holdings, Inc.(a)(b)	774,752	27,674,141
		3,889,820,601

Consumer Staples — 7.3%
Altria Group, Inc.	10,984,374	481,225,425
Bunge Global SA(b)	3,523,320	358,533,043
Ingredion, Inc.	958,402	109,823,285
Kenvue, Inc.	21,752,107	409,374,654
Molson Coors Beverage Co. - Class B(b)	3,435,660	196,725,892
Olaplex Holdings, Inc.(a)(b)	14,542,859	20,214,574
Reynolds Consumer Products, Inc.	2,782,060	79,650,378
		1,655,547,251

Energy — 23.9%
Cheniere Energy, Inc.	2,873,749	453,535,067
Chevron Corp.(b)	2,936,917	473,636,605
Coterra Energy, Inc.	9,108,525	249,209,244

	Shares	Value
Energy — 23.9% (Continued)
Devon Energy Corp.	9,008,376	$461,048,684
Diamondback Energy, Inc.(b)	2,423,328	487,403,961
EOG Resources, Inc.(b)	3,856,202	509,519,970
Exxon Mobil Corp.(b)	4,230,331	500,321,247
HF Sinclair Corp.	5,207,115	282,485,989
Marathon Oil Corp.	12,510,045	335,894,708
Marathon Petroleum Corp.	2,584,513	469,657,702
Occidental Petroleum Corp.(b)	7,296,879	482,615,577
Ovintiv, Inc.	4,243,412	217,771,904
Valero Energy Corp.	3,124,666	499,540,353
		5,422,641,011

Health Care — 13.3%
Bristol-Myers Squibb Co.	8,793,780	386,398,693
Cardinal Health, Inc.	3,959,300	407,966,272
Cencora, Inc.	1,893,479	452,636,155
CVS Health Corp.	6,060,437	410,352,189
DaVita, Inc.(a)	1,787,544	248,486,492
Gilead Sciences, Inc.	6,188,957	403,519,996
Jazz Pharmaceuticals PLC(a)	1,363,045	150,957,234
Premier, Inc.	1,382,728	28,871,361
Solventum Corp.(a)(b)	1,216,395	79,077,839
United Therapeutics Corp.(a)	488,323	114,428,729
Viatris, Inc.(b)	28,011,534	324,093,448
		3,006,788,408

Industrials — 12.2%
3M Co.	4,886,025	471,550,273
Acuity Brands, Inc.	311,634	77,378,722
AGCO Corp.	802,257	91,609,727
Allison Transmission Holdings, Inc.	1,323,922	97,374,463
Builders FirstSource, Inc.(a)	1,388,314	253,811,566
Carlisle Cos., Inc.	534,237	207,417,515
CH Robinson Worldwide, Inc.(b)	1,327,993	94,287,503
Core & Main, Inc. - Class A(a)	3,230,483	182,425,375
Cummins, Inc.	1,549,431	437,698,763
Expeditors International of Washington, Inc.(b)	1,273,149	141,714,215
Fortune Brands Innovations, Inc.	1,460,035	106,728,559
Gates Industrial Corp. PLC(a)	4,183,926	73,720,776
MSC Industrial Direct Co., Inc. - Class A(b)	936,099	85,409,673
Owens Corning	1,192,885	200,655,186
Robert Half, Inc.	1,108,496	76,641,413
Snap-On, Inc.	579,302	155,229,764
		2,753,653,493

Information Technology — 9.4%
Amdocs Ltd.	1,308,080	109,865,639
Cisco Systems, Inc.	9,246,336	434,392,865
Crane NXT Co.(b)	612,318	37,235,058

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 99.8% (Continued)

Information Technology — 9.4%(Continued)
DocuSign, Inc.(a)	2,085,782	$118,055,261
Dropbox, Inc. - Class A(a)	4,763,529	110,323,332
DXC Technology Co.(a)(b)	6,076,301	118,427,106
HP, Inc.	15,216,839	427,441,007
IPG Photonics Corp.(a)	321,402	26,991,340
RingCentral, Inc. - Class A(a)(b)	1,541,680	45,664,562
Skyworks Solutions, Inc.(b)	2,369,837	252,600,926
TD SYNNEX Corp.	1,810,358	213,332,587
Teradata Corp.(a)	1,398,530	51,885,463
Zoom Video Communications, Inc. - Class A(a)	2,827,267	172,746,014
		2,118,961,160

Materials — 9.8%
Berry Global Group, Inc.	2,545,982	144,204,420
Cleveland-Cliffs, Inc.(a)(b)	11,418,814	192,977,957
LyondellBasell Industries NV - Class A	4,513,079	451,172,508
Mosaic Co.	4,818,200	151,243,298
NewMarket Corp.	124,341	65,517,760
Nucor Corp.(b)	2,347,830	395,679,790
Olin Corp.	1,867,182	97,616,275
Reliance, Inc.(b)	569,248	162,076,290
Scotts Miracle-Gro Co.(b)	1,168,558	80,092,965
Steel Dynamics, Inc.(b)	2,111,932	274,804,592
Westlake Chemical Corp.	1,437,446	211,822,042
		2,227,207,897

Utilities — 2.5%
Vistra Corp.	7,534,223	571,395,472
TOTAL COMMON STOCKS (Cost $20,687,549,848)		22,599,390,575

	Units	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 4.8%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(c)	1,079,037,899	$1,079,037,899
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,079,037,899)		1,079,037,899

TOTAL INVESTMENTS — 104.6% (Cost $21,766,587,747)		23,678,428,474
Liabilities in Excess of Other Assets — (4.6)%		(1,036,542,747)
TOTAL NET ASSETS — 100.0%		$22,641,885,727

Percentages are stated as a percent of net assets.

NV - Naamloze Vennootschap

PLC - Public Limited Company

SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $1,034,824,542 which represented 4.6% of net assets.
(c)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 100.0%

Communication Services — 2.2%
Marcus Corp.(b)	1,639,170	$21,374,777
Scholastic Corp.	1,005,605	35,819,650
Thryv Holdings, Inc.(a)(b)	1,973,419	45,408,371
YELP, Inc.(a)	2,734,692	110,044,006
		212,646,804

Consumer Discretionary — 29.3%(c)
American Eagle Outfitters, Inc.(b)	8,949,221	217,108,101
Buckle, Inc.(b)	2,126,075	79,493,944
Caleres, Inc.(b)	1,813,036	66,774,116
Cavco Industries, Inc.(a)(b)	221,343	80,615,334
Designer Brands, Inc. - Class A(b)	11,605,860	107,818,439
Ethan Allen Interiors, Inc.(b)	898,914	25,385,331
G-III Apparel Group Ltd.(a)	6,519,751	183,530,991
Green Brick Partners, Inc.(a)	1,462,498	79,165,017
Hanesbrands, Inc.(a)(b)	34,704,365	158,251,904
Kontoor Brands, Inc.(b)	1,948,011	120,893,563
La-Z-Boy, Inc.(b)	1,373,685	45,111,815
LCI Industries(b)	1,508,310	156,834,074
M/I Homes, Inc.(a)	1,573,022	182,816,617
Monarch Casino & Resort, Inc.	669,350	45,361,850
Monro, Inc.(b)	1,673,370	45,599,333
Movado Group, Inc.	1,011,705	25,768,126
Newell Brands, Inc.	25,379,293	201,511,586
ODP Corp.(a)	1,645,098	83,751,939
Patrick Industries, Inc.(b)	1,168,196	122,064,800
Perdoceo Education Corp.(b)	2,254,552	41,258,302
Signet Jewelers Ltd.(b)	2,056,824	201,630,457
Sonos, Inc.(a)	2,985,218	50,450,184
Standard Motor Products, Inc.	1,423,278	45,687,224
Vista Outdoor, Inc.(a)	4,535,254	159,142,063
Winnebago Industries, Inc.(b)	1,025,082	63,124,550
Worthington Enterprises, Inc.	2,988,330	170,812,943
		2,759,962,603

Consumer Staples — 6.1%
Andersons, Inc.(b)	3,636,448	199,786,453
Cal-Maine Foods, Inc.(b)	2,920,381	161,584,681
Central Garden & Pet Co.(a)(b)	2,987,023	122,318,592
John B Sanfilippo & Son, Inc.	344,006	34,297,398
Medifast, Inc.(b)	1,334,278	36,732,673
USANA Health Sciences, Inc.(a)	423,690	17,591,609
		572,311,406

Energy — 13.9%
California Resources Corp.(b)	3,565,806	188,488,505
CONSOL Energy, Inc.	2,166,569	179,305,251
CVR Energy, Inc.(b)	6,027,990	183,130,336

	Shares	Value
Energy — 13.9% (Continued)
Dorian LPG Ltd.(b)	2,646,241	$109,342,678
Helmerich & Payne, Inc.(b)	3,703,667	145,665,223
Liberty Energy, Inc.(b)	7,158,562	157,488,364
RPC, Inc.(b)	10,608,987	70,974,123
SM Energy Co.(b)	3,949,328	191,502,915
US Silica Holdings, Inc.(a)(b)	4,994,953	77,072,125
		1,302,969,520

Health Care — 9.4%
Alkermes PLC(a)	4,526,127	111,071,157
Collegium Pharmaceutical, Inc.(a)(b)	2,733,742	100,957,092
Cross Country Healthcare, Inc.(a)(b)	4,642,995	81,716,712
Dynavax Technologies Corp.(a)(b)	2,750,855	31,277,221
Harmony Biosciences Holdings, Inc.(a)(b)	2,640,573	81,620,112
Innoviva, Inc.(a)(b)	3,551,693	53,666,081
Ironwood Pharmaceuticals, Inc.(a)	7,617,134	59,032,789
Omnicell, Inc.(a)	1,655,126	44,373,928
Owens & Minor, Inc.(a)	7,780,219	192,482,618
Pacira BioSciences, Inc.(a)	1,664,509	43,693,361
Pediatrix Medical Group, Inc.(a)	5,536,452	49,108,329
Varex Imaging Corp.(a)	2,063,032	33,524,270
		882,523,670

Industrials — 23.0%
American Woodmark Corp.(a)	755,759	69,590,289
Apogee Enterprises, Inc.	841,384	51,980,704
Boise Cascade Co.(b)	1,369,433	181,134,903
DNOW, Inc.(a)	4,349,775	61,375,325
Encore Wire Corp.	487,494	136,186,324
Forward Air Corp.(b)	2,254,619	49,646,710
Gibraltar Industries, Inc.(a)	1,000,969	71,529,245
GMS, Inc.(a)	1,554,493	143,821,692
Griffon Corp.	2,321,877	152,129,381
Hub Group, Inc. - Class A	2,486,356	100,001,238
Insteel Industries, Inc.	1,011,760	32,477,496
Interface, Inc.	2,806,013	42,903,939
Kelly Services, Inc. - Class A	908,954	20,851,405
Lindsay Corp.	374,646	43,515,133
Liquidity Services, Inc.(a)	884,775	15,271,217
Masterbrand, Inc.(a)	7,243,355	120,746,728
MillerKnoll Inc.(b)	3,688,376	93,795,402
Mueller Industries, Inc.	3,853,733	215,115,376
National Presto Industries, Inc.	186,897	15,323,685
Powell Industries, Inc.(b)	647,478	92,589,354
Quanex Building Products Corp.	1,197,563	39,783,043
Resideo Technologies, Inc.(a)	5,629,233	109,938,920
Resources Connection, Inc.	1,422,724	15,721,100
SkyWest, Inc.(a)	2,328,843	170,075,404
Titan International, Inc.(a)(b)	3,500,474	38,575,223

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 100.0% (Continued)

Industrials — 23.0% (Continued)
Wabash National Corp.(b)	2,898,885	$66,993,232
		2,151,072,468

Information Technology — 10.7%
Adeia, Inc.	4,808,447	47,315,119
DXC Technology Co.(a)	9,563,034	186,383,533
ePlus, Inc.(a)	1,231,910	94,709,241
Extreme Networks, Inc.(a)	6,997,090	78,367,408
Insight Enterprises, Inc.(a)(b)	1,070,686	195,475,143
PC Connection, Inc.	1,077,423	66,767,903
Photronics, Inc.(a)	2,240,039	61,399,469
ScanSource, Inc.(a)	1,592,641	66,285,718
SMART Global Holdings, Inc.(a)(b)	2,872,215	52,475,368
Xerox Holdings Corp.(b)	11,944,605	158,743,800
		1,007,922,702

Materials — 5.4%
Alpha Metallurgical Resources, Inc.(b)	530,374	173,495,943
Arch Resources, Inc.(b)	933,338	148,195,408
Clearwater Paper Corp.(a)	1,090,930	49,135,487
Metallus Inc.(a)(b)	1,362,943	28,022,108
Olympic Steel, Inc.(b)	892,113	56,711,623
SunCoke Energy, Inc.	4,837,606	49,875,718
		505,436,287
TOTAL COMMON STOCKS (Cost $9,108,655,587)		9,394,845,460

	Units	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 10.4%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(d)	975,050,215	$975,050,215
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $975,050,215)		975,050,215

TOTAL INVESTMENTS — 110.4% (Cost $10,083,705,802)		10,369,895,675
Liabilities in Excess of Other Assets — (10.4)%		(970,204,483)
TOTAL NET ASSETS — 100.0%		$9,399,691,192

Percentages are stated as a percent of net assets.

PLC - Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $918,208,256 which represented 9.8% of net assets.
(c)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer Global Cash Cows Dividend ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 99.1%

Australia — 6.7%
Ampol Ltd.	100,535	$2,397,303
Atlas Arteria Ltd.	724,579	2,436,088
BHP Group Ltd. - ADR(a)	599,562	33,071,840
Coles Group Ltd.	423,172	4,446,391
Fortescue Ltd.	1,554,687	26,235,576
IGO Ltd.	383,663	1,965,922
Santos Ltd.	1,224,561	6,108,169
Sonic Healthcare Ltd.	122,611	2,126,267
Telstra Group Ltd.	3,772,210	8,968,129
Wesfarmers Ltd.	302,117	13,071,533
Woodside Energy Group Ltd. - ADR(a)	1,526,511	27,187,161
		128,014,379

Canada — 3.2%
Canadian Natural Resources Ltd.	305,269	23,145,496
Enbridge, Inc.(a)	1,050,687	37,341,416
		60,486,912

Denmark — 1.8%
AP Moller - Maersk AS - Class B	23,186	33,805,798
Svitzer AS(b)	46,372	1,558,251
		35,364,049

France — 6.7%
Cie Generale des Etablissements Michelin SCA	200,622	7,746,288
Engie SA(a)	1,480,978	25,714,771
Orange SA	1,140,798	12,692,037
Sanofi SA - ADR	739,026	36,382,250
TotalEnergies SE - ADR(a)	550,402	39,887,633
Veolia Environnement SA	189,811	5,912,919
		128,335,898

Germany — 6.4%
BASF SE	492,065	25,812,893
Bayerische Motoren Werke AG	353,794	38,682,001
Daimler AG	566,675	42,901,427
Deutsche Post AG	351,342	14,720,646
		122,116,967

Hong Kong — 4.1%
Chow Tai Fook Jewellery Group Ltd.	8,069,876	11,099,987
CK Hutchison Holdings Ltd.	1,968,221	9,623,845
CK Infrastructure Holdings Ltd.	1,217,192	6,892,966
Orient Overseas International Ltd.	2,136,898	31,222,908
Power Assets Holdings Ltd.	1,062,911	6,121,178
SITC International Holdings Co. Ltd.	3,648,926	7,948,368
WH Group Ltd.(c)	5,569,566	4,072,497

	Shares	Value
Hong Kong — 4.1% (Continued)
Xinyi Glass Holdings Ltd.	1,567,805	$1,687,514
		78,669,263

Italy — 2.7%
Enel SpA	4,611,557	30,419,553
Eni SpA - ADR(a)	677,118	21,688,090
		52,107,643

Japan — 5.5%
Astellas Pharma, Inc.	493,173	4,734,261
Dentsu Group, Inc.	83,836	2,269,257
ENEOS Holdings, Inc.	864,180	4,004,877
Isuzu Motors Ltd.	263,348	3,338,708
Japan Tobacco, Inc.	727,961	19,593,535
JFE Holdings, Inc.	177,416	2,655,925
Komatsu Ltd.	280,862	8,467,798
Marubeni Corp.	444,353	7,956,459
Mitsui OSK Lines Ltd.	250,141	7,914,298
Nippon Steel Corp.	333,085	7,478,388
Nippon Yusen KK	216,365	6,126,786
SoftBank Corp.	1,721,043	20,853,522
Sumitomo Corp.	353,520	9,313,481
		104,707,295

Netherlands — 4.2%
Koninklijke Ahold Delhaize NV	275,037	8,347,707
Shell PLC - ADR	565,467	40,521,365
Stellantis NV	1,454,013	32,400,021
		81,269,093

Singapore — 1.4%
Genting Singapore Ltd.	3,238,178	2,170,568
Jardine Cycle & Carriage Ltd.	143,354	2,782,961
Singapore Airlines Ltd.	1,255,630	6,015,765
Singapore Telecommunications Ltd.	6,624,641	11,550,233
Wilmar International Ltd.	2,072,787	4,904,657
		27,424,184

South Korea — 1.1%
HMM Co. Ltd.	268,924	3,084,035
Kia Corp.	116,950	9,984,878
KT&G Corp.	55,827	3,611,124
LG Corp.	41,600	2,389,871
S-Oil Corp.	38,705	2,035,926
		21,105,834

Spain — 1.4%
Endesa SA	490,516	8,951,499
Repsol SA	387,537	6,089,968
Telefonica SA	2,441,767	10,960,238
		26,001,705

The accompanying notes are an integral part of the financial statements.

Pacer Global Cash Cows Dividend ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 99.1% (Continued)

Sweden — 0.4%
H & M Hennes & Mauritz AB - Class B(a)	462,538	$7,418,387

Switzerland — 6.8%
Glencore PLC	6,376,644	37,265,946
Kuehne + Nagel International AG	42,214	11,191,245
Novartis AG - ADR	379,438	36,854,813
Roche Holding AG - ADR(a)	1,078,118	32,149,479
SGS SA	52,034	4,588,388
Swisscom AG	14,645	8,021,493
		130,071,364

United Kingdom — 10.4%
BP PLC - ADR	936,605	36,312,176
British American Tobacco PLC - ADR	1,162,075	34,188,246
GSK PLC - ADR(a)	558,359	23,138,397
Imperial Brands PLC	481,392	10,998,829
Rio Tinto PLC - ADR	520,835	35,328,238
Tesco PLC	1,904,924	7,052,806
Unilever PLC - ADR	688,435	35,695,355
Vodafone Group PLC - ADR(a)	2,067,382	17,386,682
		200,100,729

United States — 36.3%(d)
3M Co.	239,585	23,122,348
AbbVie, Inc.	257,140	41,821,250
Altria Group, Inc.	865,560	37,920,184
AT&T, Inc.	2,199,958	37,157,291
Bristol-Myers Squibb Co.	668,362	29,367,826
Chevron Corp.	254,631	41,064,341
ConocoPhillips	320,477	40,258,321
CVS Health Corp.	328,860	22,267,111
EOG Resources, Inc.	197,810	26,136,635
Exxon Mobil Corp.	358,561	42,407,009
Ford Motor Co.	3,418,934	41,540,048
Gilead Sciences, Inc.	345,961	22,556,657
International Business Machines Corp.	230,006	38,226,997
Kimberly-Clark Corp.	92,590	12,641,313
Pfizer, Inc.	1,275,321	32,673,724
Philip Morris International, Inc.	392,069	37,223,031
Pioneer Natural Resources Co.	119,636	32,220,368
Solventum Corp.(b)	59,471	3,866,210
Southern Copper Corp.(a)	254,856	29,734,050
The Kraft Heinz Co.	399,550	15,426,625
United Parcel Service, Inc. - Class B	238,025	35,103,927
Verizon Communications, Inc.	957,158	37,798,169

	Shares	Value
United States — 36.3%(d) (Continued)
Williams Cos., Inc.	417,505	$16,015,492
		696,548,927
TOTAL COMMON STOCKS (Cost $1,837,359,909)		1,899,742,629

	Units
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 12.1%
Mount Vernon Liquid Assets Portfolio, LLC - 5.51%(e)	232,196,500	232,196,500
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $232,196,500)		232,196,500

TOTAL INVESTMENTS — 111.2% (Cost $2,069,556,409)		2,131,939,129
Liabilities in Excess of Other Assets — (11.2)%		(215,255,652)
TOTAL NET ASSETS — 100.0%		$1,916,683,477

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

AG - Aktiengesellschaft

NV - Naamloze Vennootschap

PLC - Public Limited Company

SA - Sociedad Anónima

(a)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $221,424,115 which represented 11.6% of net assets.
(b)	Non-income producing security.
(c)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of April 30, 2024, the value of these securities total $4,072,497 or 0.2% of the Fund’s net assets.

(d)

To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(e)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer Developed Markets International Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 99.2%

Australia — 7.1%
BlueScope Steel Ltd.	406,190	$6,023,029
Fortescue Ltd.	1,613,030	27,220,123
IGO Ltd.	804,100	4,120,277
Qantas Airways Ltd.(a)	2,978,063	11,382,189
Santos Ltd.	2,428,412	12,113,036
Whitehaven Coal Ltd.	2,943,358	14,719,745
Woodside Energy Group Ltd. - ADR(b)	1,337,908	23,828,142
		99,406,541

Belgium — 0.4%
Solvay SA	164,684	5,344,589

Canada — 4.5%
Imperial Oil Ltd.(b)	282,058	19,447,899
Suncor Energy, Inc.	818,610	31,262,716
Tourmaline Oil Corp.	240,310	11,744,493
		62,455,108

Denmark — 1.8%
AP Moller - Maersk AS - Class B	16,988	24,768,951
Svitzer AS(a)	33,976	1,141,705
		25,910,656

Finland — 1.7%
Fortum Oyj	772,920	10,211,786
UPM-Kymmene Oyj	397,468	13,963,957
		24,175,743

France — 6.4%
Carrefour SA	936,118	15,774,632
Cie de Saint-Gobain SA	389,081	31,000,915
Eiffage SA	143,568	15,367,566
Getlink SE	376,156	6,422,949
Publicis Groupe SA	157,903	17,500,215
Teleperformance SE	44,695	4,077,275
		90,143,552

Germany — 4.8%
Brenntag SE	101,494	8,108,428
Deutsche Post AG	565,812	23,706,583
Fresenius Medical Care AG - ADR(b)	599,754	12,618,824
Fresenius SE & Co. KGaA	635,610	18,972,724
Zalando SE(a)(c)	134,996	3,552,716
		66,959,275

Italy — 1.9%
Eni SpA - ADR(b)	818,957	26,231,193

	Shares	Value
Japan — 26.8%(d)
Aisin Corp.	280,298	$10,651,022
ANA Holdings, Inc.	755,733	14,375,291
ENEOS Holdings, Inc.	4,750,975	22,017,485
Inpex Corp.	1,913,361	29,025,243
Japan Airlines Co. Ltd.	562,806	9,990,016
JFE Holdings, Inc.	899,236	13,461,600
Kawasaki Kisen Kaisha Ltd.	1,519,076	21,295,863
Koito Manufacturing Co. Ltd.	118,808	1,601,533
Lawson, Inc.	226,505	14,828,419
Makita Corp.	248,841	7,262,563
Mazda Motor Corp.	842,998	9,642,510
Mitsubishi Motors Corp.	1,351,595	4,271,217
Mitsui & Co. Ltd.	732,494	35,478,690
Mitsui OSK Lines Ltd.	480,879	15,214,699
NGK Insulators Ltd.	210,376	2,870,552
NIPPON EXPRESS HOLDINGS INC	212,306	10,857,941
Nippon Steel Corp.	944,813	21,212,839
Nippon Yusen KK	997,754	28,253,301
Niterra Co. Ltd.	136,763	4,484,914
Nitto Denko Corp.	66,384	5,501,309
Obayashi Corp.	725,468	8,104,965
Ono Pharmaceutical Co. Ltd.	243,985	3,520,970
Persol Holdings Co. Ltd.	1,118,964	1,555,191
SCREEN Holdings Co. Ltd.	59,273	6,234,911
Sega Sammy Holdings, Inc.	119,296	1,569,535
SG Holdings Co. Ltd.	443,306	5,184,528
Shimamura Co. Ltd.	33,250	1,644,633
Shionogi & Co. Ltd.	141,035	6,594,123
Sojitz Corp.	278,690	7,172,448
Subaru Corp.	813,973	18,228,784
Tokyo Gas Co. Ltd.	601,190	13,490,229
Toyota Tsusho Corp.	307,476	19,651,638
Welcia Holdings Co. Ltd.	110,416	1,625,628
		376,874,590

Luxembourg — 3.4%
ArcelorMittal	1,060,444	26,696,983
Tenaris SA - ADR	650,746	21,468,111
		48,165,094

Netherlands — 6.6%
Koninklijke Ahold Delhaize NV	939,942	28,528,383
Randstad Holding NV	129,668	6,531,626
Shell PLC - ADR	413,889	29,659,286
Stellantis NV	1,238,213	27,591,312
		92,310,607

The accompanying notes are an integral part of the financial statements.

Pacer Developed Markets International Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 99.2% (Continued)

Norway — 2.9%
Aker BP ASA	368,680	$9,027,408
Equinor ASA - ADR(b)	844,460	22,454,191
Norsk Hydro ASA	1,442,036	8,944,167
		40,425,766

Poland — 1.5%
ORLEN SA	1,290,914	21,143,952

Portugal — 1.3%
Galp Energia SGPS SA	863,436	18,613,499

Singapore — 2.1%
Genting Singapore Ltd.	4,809,308	3,223,704
Singapore Airlines Ltd.	5,573,066	26,700,744
		29,924,448

South Korea — 4.5%
Hanwha Aerospace Co. Ltd.	79,918	12,229,692
Hyundai Mobis Co. Ltd.	42,064	6,954,362
Kia Corp.	410,519	35,049,014
LG H&H Co. Ltd.	12,908	3,922,553
Posco International Corp.	159,548	5,344,817
		63,500,438

Spain — 3.0%
Repsol SA	908,460	14,276,036
Telefonica SA	6,214,289	27,893,770
		42,169,806

Sweden — 1.2%
SKF AB - Class B	244,324	5,099,136
SSAB AB - Class B(b)	1,321,762	7,472,122
Tele2 AB - Class B	510,348	4,774,498
		17,345,756

Switzerland — 1.9%
Glencore PLC	4,665,115	27,263,546

United Kingdom — 15.4%
B&M European Value Retail SA	637,840	4,136,488
BAE Systems PLC - ADR(b)	405,142	27,294,417
Barratt Developments PLC	576,307	3,274,398
BP PLC - ADR	746,218	28,930,872
British American Tobacco PLC - ADR	848,669	24,967,842
Bunzl PLC	181,760	6,981,597
Burberry Group PLC	201,296	2,893,839
Centrica PLC	13,532,551	21,635,781
International Consolidated Airlines Group SA(a)	8,744,972	19,133,621
JD Sports Fashion PLC	3,389,505	4,896,060

	Shares	Value
United Kingdom — 15.4% (Continued)
Kingfisher PLC	1,740,420	$5,395,522
Mondi PLC	252,501	4,792,625
Taylor Wimpey PLC	1,580,221	2,604,445
Tesco PLC	6,642,311	24,592,545
Vodafone Group PLC - ADR	2,983,774	25,093,539
WPP PLC - ADR(b)	197,747	9,956,561
		216,580,152
TOTAL COMMON STOCKS (Cost $1,332,466,067)		1,394,944,311

	Units
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 8.6%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(e)	120,207,214	120,207,214
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $120,207,214)		120,207,214

TOTAL INVESTMENTS — 107.8% (Cost $1,452,673,281)		1,515,151,525
Liabilities in Excess of Other Assets — (7.8)%		(109,953,086)
TOTAL NET ASSETS — 100.0%		$1,405,198,439

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

AG - Aktiengesellschaft

ASA - Advanced Subscription Agreement

NV - Naamloze Vennootschap

PLC - Public Limited Company

SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $114,713,940 which represented 8.2% of net assets.
(c)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of April 30, 2024, the value of these securities total $3,552,716 or 0.3% of the Fund’s net assets.

(d)

To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(e)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The accompanying notes are an integral part of the financial statements.

Pacer Emerging Markets Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 93.6%

Brazil — 8.4%
Ambev SA - ADR (a)	635,415	$1,474,163
Auren Energia SA	168,046	374,759
CPFL Energia SA	169,054	1,044,094
CSN Mineracao SA	605,810	576,340
Lojas Renner SA	70,504	207,876
M Dias Branco SA	30,932	202,357
Telefonica Brasil SA - ADR	152,690	1,410,856
TIM SA - ADR	54,986	936,411
Vale SA - ADR	118,336	1,440,149
Vibra Energia SA	112,335	507,742
		8,174,747

Chile — 2.2%
Cencosud SA	587,627	1,006,932
Falabella SA(b)	422,300	1,130,474
		2,137,406

China — 25.0%
Alibaba Group Holding Ltd. - ADR	24,440	1,829,334
Anhui Conch Cement Co. Ltd. - Class H	402,538	939,617
China Coal Energy Co. Ltd. - Class H	2,106,426	2,127,241
China Feihe Ltd.(c)	860,212	472,843
China Shenhua Energy Co. Ltd. - Class H	565,513	2,363,925
COSCO SHIPPING Holdings Co. Ltd. - Class H	1,963,202	2,549,776
Ganfeng Lithium Group Co. Ltd. - Class H(c)	379,236	1,124,711
Haidilao International Holding Ltd.(c)	480,944	1,099,272
JD Logistics, Inc.(b)(c)	620,074	677,724
JD.com, Inc. - ADR	67,442	1,948,399
Kingsoft Corp. Ltd.	84,004	276,516
PetroChina Co. Ltd. - Class H	2,777,161	2,619,997
Sinotruk Hong Kong Ltd.	669,032	1,672,858
Tianqi Lithium Corp. - Class H	383,568	1,490,594
Weichai Power Co. Ltd. - Class H	893,760	1,839,459
Yadea Group Holdings Ltd.(c)	329,464	635,958
Yangzijiang Shipbuilding Holdings Ltd.	438,428	565,278
		24,233,502

Czech Republic — 1.6%
CEZ AS	41,420	1,528,919

	Shares	Value
Greece — 1.1%
Hellenic Telecommunications Organization SA	35,265	$537,426
OPAP SA	31,009	516,579
		1,054,005

Hong Kong — 1.7%
Bosideng International Holdings Ltd.	743,956	430,813
China Medical System Holdings Ltd.	184,104	164,977
Kunlun Energy Co. Ltd.	1,125,562	1,097,836
		1,693,626

Indonesia — 3.9%
Adaro Energy Tbk PT	5,744,559	957,427
Astra International Tbk PT	2,937,744	930,466
Telkom Indonesia Persero Tbk PT - ADR	57,418	1,116,780
United Tractors Tbk PT	547,729	836,247
		3,840,920

Kuwait — 0.5%
Mobile Telecommunications Co. KSCP	308,074	487,642

Malaysia — 3.2%
Tenaga Nasional Bhd	840,300	2,105,812
YTL Corp. Bhd	1,558,786	1,012,517
		3,118,329

Mexico — 4.8%
Coca-Cola Femsa SAB de CV - ADR	11,767	1,166,698
Grupo Aeroportuario del Sureste SAB de CV - ADR	2,000	689,000
Grupo Mexico SAB de CV - Class B	393,667	2,432,678
Kimberly-Clark de Mexico SAB de CV - Class A	168,509	351,758
		4,640,134

Qatar — 1.3%
Industries Qatar QSC	367,156	1,235,282

Russia — 0.0% (b)(d)
Alrosa PJSC(b)(e)	91,900	0
Inter RAO UES PJSC(b)(e)	1,901,988	0
LUKOIL PJSC - ADR - ADR(b)(e)	2,652	0
Magnit PJSC(b)(e)	1,958	0
Magnitogorsk Iron & Steel Works PJSC(b)(e)	106,418	0
Magnitogorsk Iron & Steel Works PJSC - GDR(b)(e)	2,458	0
Severstal PAO - GDR(b)(e)	2,129	0
Severstal PAO(b)(e)	9,320	0
Surgutneftegas PJSC(b)(e)	477,461	0
TATNEFT PJSC ADS (b)(e)	3,600	0
		0

The accompanying notes are an integral part of the financial statements.

Pacer Emerging Markets Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 93.6% (Continued)

South Africa — 5.8%
African Rainbow Minerals Ltd.	44,320	$462,103
Clicks Group Ltd.	10,988	170,198
Exxaro Resources Ltd.	65,849	633,291
Impala Platinum Holdings Ltd.	157,156	707,572
Kumba Iron Ore Ltd.	18,295	450,560
Mr Price Group Ltd.	33,180	308,331
MTN Group Ltd.	237,180	1,141,463
Northam Platinum Holdings Ltd.	48,677	323,621
Sasol Ltd.	75,026	531,206
Vodacom Group Ltd.	189,736	911,822
		5,640,167

Taiwan — 19.8%
Acer, Inc.	662,829	919,070
Asustek Computer, Inc.	133,959	1,769,006
Catcher Technology Co. Ltd.	58,570	392,121
Cheng Shin Rubber Industry Co. Ltd.	274,186	397,023
Chicony Electronics Co. Ltd.	83,017	516,275
China Airlines Ltd.	1,228,370	790,318
Compal Electronics, Inc.	1,060,641	1,166,112
Eva Airways Corp.	1,705,253	1,861,733
Foxconn Technology Co. Ltd.	163,146	308,636
Giant Manufacturing Co. Ltd.	32,238	216,326
Gigabyte Technology Co. Ltd.	49,428	453,872
Hon Hai Precision Industry Co. Ltd.	568,424	2,723,240
Inventec Corp.	394,798	643,811
Lite-On Technology Corp.	165,801	509,186
Novatek Microelectronics Corp.	44,337	841,480
Pegatron Corp.	320,896	962,826
Pou Chen Corp.	908,468	1,008,572
President Chain Store Corp.	89,132	750,020
Quanta Computer, Inc.	281,867	2,250,642
Synnex Technology International Corp.	294,910	722,739
		19,203,008

Thailand — 4.3%
PTT Exploration & Production PCL	343,849	1,452,034
PTT Oil & Retail Business PCL(c)	1,748,620	882,331
PTT PCL	1,790,290	1,630,391
SCG Packaging PCL	243,700	213,714
		4,178,470

	Shares	Value
Turkey — 9.6%
Anadolu Efes Biracilik Ve Malt Sanayii AS	87,868	$495,146
BIM Birlesik Magazalar AS	44,291	529,256
Borusan Birlesik Boru Fabrikalari Sanayi ve Ticaret AS(b)	7,460	138,552
Enka Insaat ve Sanayi AS	231,160	274,084
Ford Otomotiv Sanayi AS	34,638	1,191,454
KOC Holding AS	368,034	2,569,377
Migros Ticaret AS	31,050	423,763
Oyak Cimento Fabrikalari AS(b)	53,820	100,706
Tofas Turk Otomobil Fabrikasi AS	70,920	602,747
Turk Traktor ve Ziraat Makineleri AS	10,760	305,495
Turkcell Iletisim Hizmetleri AS	270,198	674,113
Turkiye Petrol Rafinerileri AS	340,625	2,059,342
		9,364,035

United Arab Emirates — 0.4%
National Marine Dredging Co.	55,717	404,426
TOTAL COMMON STOCKS (Cost $85,540,081)		90,934,618

PREFERRED STOCKS — 5.6%

Brazil — 5.6%
Centrais Eletricas Brasileiras SA, 0.00%,	121,544	972,801
Cia Energetica de Minas Gerais - ADR, 0.00%,	341,274	819,058
Companhia Paranaense de Energia, 0.00%,	201,532	352,019
Gerdau SA - ADR, Series 0, 0.00%,	181,757	632,515
Metalurgica Gerdau SA, 0.00%,	314,744	636,447
Petroleo Brasileiro SA - ADR, 0.00%,	124,775	2,011,373
		5,424,213
TOTAL PREFERRED STOCKS (Cost $5,047,326)		5,424,213

The accompanying notes are an integral part of the financial statements.

Pacer Emerging Markets Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Units	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 0.0%(d)
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(f)	4,543	$4,543
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $4,543)		4,543

TOTAL INVESTMENTS — 99.2% (Cost $90,591,950)		96,363,374
Other Assets in Excess of Liabilities — 0.8%		723,006
TOTAL NET ASSETS — 100.0%		$97,086,380

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PJSC - Public Joint Stock Company

SA - Sociedad Anónima

SAB de CV - Sociedad Anónima Bursátil de Capital Variable

(a)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $4,215 which represented 0.0% of net assets.
(b)	Non-income producing security.
(c)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of April 30, 2024, the value of these securities total $4,892,839 or 5.0% of the Fund’s net assets.

(d)	Represents less than 0.05% of net assets.
(e)

Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of April 30, 2024.

(f)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer US Large Cap Cash Cows Growth Leaders ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 99.9%

Communication Services — 5.9%
Alphabet, Inc. - Class A(a)	5,364	$873,152
Electronic Arts, Inc.	9,141	1,159,262
Iridium Communications, Inc.	10,322	317,814
Match Group, Inc.(a)	11,296	348,143
Meta Platforms, Inc. - Class A	6,793	2,922,145
Trade Desk, Inc. - Class A(a)	10,529	872,328
ZoomInfo Technologies, Inc.(a)	34,015	539,478
		7,032,322

Consumer Discretionary — 8.1%
Airbnb, Inc. - Class A(a)	8,983	1,424,434
Booking Holdings, Inc.	308	1,063,225
Deckers Outdoor Corp.(a)	3,951	3,233,775
Etsy, Inc.(a)	9,265	636,228
Garmin Ltd.	13,529	1,954,535
McDonald’s Corp.	2,749	750,587
Wyndham Hotels & Resorts, Inc.	9,661	710,180
		9,772,964

Consumer Staples — 1.2%
Altria Group, Inc.	13,854	606,944
Olaplex Holdings, Inc.(a)	194,238	269,991
Philip Morris International, Inc.	6,497	616,825
		1,493,760

Energy — 6.4%
Antero Midstream Corp.	77,247	1,069,098
Cheniere Energy, Inc.	3,864	609,816
Coterra Energy, Inc.	21,251	581,427
Diamondback Energy, Inc.	7,890	1,586,916
EOG Resources, Inc.	4,521	597,360
EQT Corp.	13,141	526,823
Kinder Morgan, Inc.	41,302	755,001
Marathon Oil Corp.	22,763	611,186
Texas Pacific Land Corp.	890	512,907
Williams Cos., Inc.	22,005	844,112
		7,694,646

Health Care — 9.9%
AbbVie, Inc.	8,059	1,310,716
Amgen, Inc.	3,163	866,472
Bristol-Myers Squibb Co.	8,856	389,133
Doximity, Inc. - Class A(a)	49,290	1,197,254
Gilead Sciences, Inc.	8,182	533,466
Jazz Pharmaceuticals PLC(a)	3,820	423,065
Mettler-Toledo International, Inc.(a)	606	745,198
Regeneron Pharmaceuticals, Inc.(a)	1,334	1,188,141
Royalty Pharma PLC - Class A	24,705	684,329
Shockwave Medical, Inc.(a)	5,223	1,724,582

	Shares	Value
Health Care — 9.9% (Continued)
United Therapeutics Corp.(a)	3,086	$723,142
Veeva Systems, Inc. - Class A(a)	4,210	835,938
Vertex Pharmaceuticals, Inc.(a)	3,419	1,343,017
		11,964,453

Industrials — 7.2%
Allison Transmission Holdings, Inc.	21,878	1,609,127
AMETEK, Inc.	6,318	1,103,502
Carlisle Cos., Inc.	5,801	2,252,238
CSX Corp.	44,326	1,472,510
Nordson Corp.	3,625	935,939
Paychex, Inc.	5,760	684,345
Verisk Analytics, Inc.	2,898	631,648
		8,689,309

Information Technology — 59.3%(b)
Adobe, Inc.(a)	1,239	573,446
Analog Devices, Inc.	4,323	867,237
ANSYS, Inc.(a)	2,412	783,611
Apple, Inc.	3,463	589,853
Applied Materials, Inc.	9,363	1,859,960
AppLovin Corp. - Class A(a)	35,833	2,528,735
Arista Networks, Inc.(a)	8,345	2,140,993
Aspen Technology, Inc.(a)	3,473	683,729
Atlassian Corp. - Class A(a)	3,549	611,493
Autodesk, Inc.(a)	4,859	1,034,238
Bentley Systems, Inc. - Class B	15,021	789,053
Broadcom, Inc.	1,678	2,181,853
Cadence Design System, Inc.(a)	5,506	1,517,619
CCC Intelligent Solutions Holdings, Inc.(a)	84,968	953,341
Cisco Systems, Inc.	9,696	455,518
Crowdstrike Holdings, Inc. - Class A(a)	15,401	4,505,408
Datadog, Inc. - Class A(a)	16,531	2,074,640
DocuSign, Inc.(a)	15,700	888,620
Dolby Laboratories, Inc. - Class A	7,513	583,460
Dropbox, Inc. - Class A(a)	20,232	468,573
Dynatrace, Inc.(a)	15,599	706,791
Enphase Energy, Inc.(a)	5,435	591,111
F5, Inc.(a)	6,354	1,050,380
Fair Isaac Corp.(a)	1,798	2,037,727
Fortinet, Inc.(a)	17,385	1,098,384
Gen Digital, Inc.	39,593	797,403
GoDaddy, Inc. - Class A (a)	26,922	3,294,714
Intuit, Inc.	2,312	1,446,433
Keysight Technologies, Inc.(a)	8,068	1,193,580
KLA Corp.	2,982	2,055,463
Lam Research Corp.	2,065	1,846,957
Lattice Semiconductor Corp.(a)	5,370	368,382

The accompanying notes are an integral part of the financial statements.

Pacer US Large Cap Cash Cows Growth Leaders ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 99.9% (Continued)

Information Technology — 59.3%(b) (Continued)
Manhattan Associates, Inc.(a)	6,495	$1,338,360
Microchip Technology, Inc.	8,778	807,400
Microsoft Corp.	4,136	1,610,269
Monolithic Power Systems, Inc.	3,002	2,009,329
NVIDIA Corp.	3,863	3,337,709
Palantir Technologies, Inc. - Class A(a)	140,092	3,077,821
Palo Alto Networks, Inc.(a)	5,881	1,710,724
PTC, Inc.(a)	8,718	1,546,922
QUALCOMM, Inc.	13,577	2,251,745
Roper Technologies, Inc.	1,790	915,513
salesforce.com, Inc.	7,220	1,941,747
ServiceNow, Inc.(a)	2,476	1,716,685
Skyworks Solutions, Inc.	5,913	630,267
Snowflake, Inc. - Class A(a)	7,764	1,204,973
VeriSign, Inc.(a)	3,004	509,118
Workday, Inc. - Class A(a)	5,029	1,230,747
Zoom Video Communications, Inc. - Class A(a)	9,716	593,648
Zscaler, Inc.(a)	13,490	2,332,961
		71,344,643

Materials — 1.4%
Royal Gold, Inc.	5,219	626,959
Southern Copper Corp.	8,723	1,017,712
		1,644,671

Utilities — 0.5%
Clearway Energy, Inc. - Class C	23,096	539,984
TOTAL COMMON STOCKS (Cost $117,436,409)		120,176,752

TOTAL INVESTMENTS — 99.9% (Cost $117,436,409)		120,176,752
Other Assets in Excess of Liabilities — 0.1%		165,343
TOTAL NET ASSETS — 100.0%		$120,342,095

Percentages are stated as a percent of net assets.

PLC - Public Limited Company
(a)	Non-income producing security.
(b)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows Growth Leaders ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 99.9%

Communication Services — 3.8%
Cars.com, Inc.(a)	2,987	$49,913
Gogo, Inc.(a)	3,486	31,583
Madison Square Garden Sports Corp.(a)	396	73,624
TechTarget, Inc.(a)	2,779	76,422
Thryv Holdings, Inc.(a)	2,999	69,007
YELP, Inc.(a)	1,166	46,920
		347,469

Consumer Discretionary — 21.7%
Abercrombie & Fitch Co. - Class A(a)	3,102	376,955
Adtalem Global Education, Inc.(a)	1,888	93,682
American Eagle Outfitters, Inc.	7,894	191,508
Buckle, Inc.	2,413	90,222
Cavco Industries, Inc.(a)	432	157,339
Dine Brands Global, Inc.	860	37,926
Ethan Allen Interiors, Inc.	2,290	64,670
G-III Apparel Group Ltd.(a)	8,736	245,918
Green Brick Partners, Inc.(a)	2,113	114,377
Kontoor Brands, Inc.	2,329	144,538
LCI Industries	529	55,005
M/I Homes, Inc.(a)	1,136	132,026
Monarch Casino & Resort, Inc.	1,006	68,177
Monro, Inc.	2,000	54,500
Perdoceo Education Corp.	4,476	81,911
Vista Outdoor, Inc.(a)	2,387	83,760
		1,992,514

Consumer Staples — 5.1%
Cal-Maine Foods, Inc.	2,024	111,988
Energizer Holdings, Inc.	1,335	38,341
Medifast, Inc.	540	14,866
National Beverage Corp.(a)	1,307	58,162
Simply Good Foods Co.(a)	1,686	61,455
Vector Group Ltd.	6,206	64,232
WD-40 Co.	517	116,909
		465,953

Energy — 5.1%
California Resources Corp.	1,015	53,653
CONSOL Energy, Inc.	640	52,966
Dorian LPG Ltd.	4,690	193,791
Helmerich & Payne, Inc.	1,342	52,781
RPC, Inc.	6,318	42,267
SM Energy Co.	1,493	72,396
		467,854

	Shares	Value
Health Care — 15.7%
Alkermes PLC(a)	2,888	$70,872
Amphastar Pharmaceuticals, Inc.(a)	924	38,115
ANI Pharmaceuticals, Inc.(a)	1,061	70,026
Certara, Inc.(a)	3,608	61,733
Collegium Pharmaceutical, Inc.(a)	6,010	221,949
Corcept Therapeutics, Inc.(a)	1,307	30,479
Cross Country Healthcare, Inc.(a)	1,609	28,318
Dynavax Technologies Corp.(a)	3,270	37,180
Harmony Biosciences Holdings, Inc.(a)	1,388	42,903
HealthStream, Inc.	5,478	141,168
Innoviva, Inc.(a)	7,782	117,586
Ironwood Pharmaceuticals, Inc.(a)	8,617	66,782
LeMaitre Vascular, Inc.	1,776	115,085
Mesa Laboratories, Inc.	298	31,612
Pacira BioSciences, Inc.(a)	1,248	32,760
Premier, Inc.	2,533	52,889
Prestige Brands Holdings, Inc.(a)	1,541	110,582
Simulations Plus, Inc.	1,109	50,293
Supernus Pharmaceuticals, Inc.(a)	1,568	47,197
US Physical Therapy, Inc.	691	70,143
		1,437,672

Industrials — 26.6%(b)
Armstrong World Industries, Inc.	1,869	214,711
Brady Corp. - Class A	1,793	105,787
Encore Wire Corp.	871	243,322
EnPro Industries, Inc.	611	91,729
Franklin Electric Co., Inc.	776	74,705
Gibraltar Industries, Inc.(a)	867	61,956
Griffon Corp.	3,855	252,580
Hayward Holdings, Inc.(a)	4,155	56,425
Insteel Industries, Inc.	1,982	63,622
Lindsay Corp.	462	53,661
Liquidity Services, Inc.(a)	3,172	54,749
Masterbrand, Inc.(a)	8,945	149,113
Mueller Industries, Inc.	3,001	167,516
Powell Industries, Inc.	2,440	348,920
SkyWest, Inc.(a)	2,710	197,911
Tennant Co.	1,522	177,283
Verra Mobility Corp.(a)	5,328	125,634
		2,439,624

Information Technology — 14.2%
A10 Networks, Inc.	3,263	42,615
Adeia, Inc.	8,264	81,318
Alarm.com Holdings, Inc.(a)	1,913	127,215
Axcelis Technologies, Inc.(a)	225	23,292
Badger Meter, Inc.	323	59,083
BlackLine, Inc.(a)	748	43,421

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows Growth Leaders ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 99.9% (Continued)

Information Technology — 14.2% (Continued)
Box, Inc. - Class A(a)	1,849	$48,111
Cohu, Inc.(a)	1,269	38,476
CTS Corp.	1,324	60,573
DoubleVerify Holdings, Inc.(a)	1,450	42,485
ePlus, Inc.(a)	1,604	123,316
Extreme Networks, Inc.(a)	1,781	19,947
InterDigital, Inc.	1,200	118,476
Knowles Corp.(a)	3,855	61,025
LiveRamp Holdings, Inc.(a)	2,312	74,238
N-able, Inc.(a)	4,622	56,666
Perficient, Inc.(a)	988	46,693
Photronics, Inc.(a)	4,143	113,560
Progress Software Corp.	787	39,208
SMART Global Holdings, Inc.(a)	1,574	28,757
SPS Commerce, Inc.(a)	321	55,812
		1,304,287

Materials — 7.2%
Alpha Metallurgical Resources, Inc.	834	272,818
Arch Resources, Inc.	735	116,703
Balchem Corp.	587	82,990
Hawkins, Inc.	1,366	103,502
Quaker Chemical Corp.	478	89,162
		665,175

Utilities — 0.5%
Clearway Energy, Inc. - Class C	1,892	44,235
TOTAL COMMON STOCKS (Cost $9,132,777)		9,164,783

TOTAL INVESTMENTS - 99.9% (Cost $9,132,777)		9,164,783
Other Assets in Excess of Liabilities - 0.1%		5,476
TOTAL NET ASSETS — 100.0%		$9,170,259

Percentages are stated as a percent of net assets.

PLC - Public Limited Company
(a)	Non-income producing security.
(b)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows Growth ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 99.9%

Communication Services — 6.0%
Alphabet, Inc. - Class A(a)	17,095	$2,782,724

Consumer Discretionary — 34.3%(b)
Booking Holdings, Inc.	664	2,292,148
Boyd Gaming Corp.	5,459	292,111
Crocs, Inc.(a)	3,441	427,957
Deckers Outdoor Corp.(a)	1,460	1,194,966
DR Horton, Inc.	15,073	2,147,752
Expedia Group, Inc.(a)	7,751	1,043,517
Grand Canyon Education, Inc.(a)	1,706	221,814
Murphy USA, Inc.	1,183	489,549
NVR, Inc.(a)	181	1,346,432
PulteGroup, Inc.	12,064	1,344,171
Ross Stores, Inc.	15,883	2,057,643
Skechers U.S.A., Inc. - Class A(a)	8,717	575,758
Toll Brothers, Inc.	5,925	705,727
TopBuild Corp.(a)	1,807	731,239
Williams-Sonoma, Inc.(c)	3,648	1,046,173
		15,916,957

Consumer Staples — 0.9%
Coca-Cola Consolidated, Inc.	533	440,258

Energy — 10.3%
APA Corp.(c)	17,151	539,227
Chord Energy Corp.(c)	2,357	417,142
Diamondback Energy, Inc.(c)	10,149	2,041,268
Ovintiv, Inc.	15,328	786,633
Range Resources Corp.	13,770	494,481
Weatherford International PLC(a)	4,113	508,449
		4,787,200

Health Care — 2.4%
Exelixis, Inc.(a)	17,244	404,544
Halozyme Therapeutics, Inc.(a)	7,208	274,625
Lantheus Holdings, Inc.(a)(c)	3,895	259,173
Progyny, Inc.(a)	5,485	175,849
		1,114,191

	Shares	Value
Industrials — 15.7%
Advanced Drainage Systems, Inc.(c)	4,414	$692,998
Applied Industrial Technologies, Inc.	2,199	402,967
Brink’s Co.	2,524	220,749
Builders FirstSource, Inc.(a)(c)	6,935	1,267,857
Comfort Systems USA, Inc.(c)	2,030	628,102
EMCOR Group, Inc.	2,677	956,144
Esab Corp.	3,432	363,380
Fortive Corp.	19,984	1,504,196
Owens Corning	4,948	832,303
UFP Industries, Inc.	3,503	394,788
		7,263,484

Information Technology — 19.1%
Apple, Inc.	13,558	2,309,334
Applied Materials, Inc.	11,261	2,236,998
Dropbox, Inc. - Class A(a)	19,564	453,102
GoDaddy, Inc. - Class A(a)	8,103	991,645
Lam Research Corp.	2,420	2,164,472
Qualys, Inc.(a)	2,102	344,539
Vontier Corp.	8,747	355,391
		8,855,481

Materials — 8.0%
Celanese Corp.	6,194	951,460
Eagle Materials, Inc.(c)	1,959	491,141
NewMarket Corp.	545	287,171
Reliance, Inc.(c)	3,266	929,896
Westlake Chemical Corp.	7,292	1,074,549
		3,734,217

Utilities — 3.2%
Vistra Corp.	19,786	1,500,570
TOTAL COMMON STOCKS (Cost $41,805,464)		46,395,082

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows Growth ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Units	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 15.1%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(d)	7,010,900	$7,010,900
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $7,010,900)		7,010,900

TOTAL INVESTMENTS — 115.0% (Cost $48,816,364)		53,405,982
Liabilities in Excess of Other Assets — (15.0)%		(6,994,352)
TOTAL NET ASSETS — 100.0%		$46,411,630

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $6,709,378 which represented 14.5% of net assets.
(d)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer Cash Cows Fund of Funds ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
AFFILIATED EXCHANGE TRADED FUNDS — 100.0%

Pacer Developed Markets International Cash Cows 100 ETF(a)	609,263	$19,173,506
Pacer Global Cash Cows Dividend ETF(a)	563,787	19,225,137
Pacer US Cash Cows 100 ETF(a)	339,100	18,596,244
Pacer US Cash Cows Growth ETF(a)	460,089	18,583,225
Pacer US Small Cap Cash Cows 100 ETF(a)	402,486	18,458,008
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $86,738,838)		94,036,120

TOTAL INVESTMENTS — 100.0% (Cost $86,738,838)		94,036,120
Other Assets in Excess of Liabilities — 0.0%(b)		1,302
TOTAL NET ASSETS — 100.0%		$94,037,422

Percentages are stated as a percent of net assets.

(a)	Affiliated company as defined by the Investment Company Act of 1940.
(b)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 81.3%

Communication Services — 6.4%
Alphabet, Inc. - Class A(a)	1,558	$253,611
Alphabet, Inc. - Class C(a)	1,304	214,691
Match Group, Inc.(a)(b)	1,484	45,737
Meta Platforms, Inc. - Class A	675	290,365
Netflix, Inc.(a)	342	188,319
Pinterest, Inc. - Class A(a)(b)	2,104	70,379
ROBLOX Corp. - Class A(a)(b)	1,789	63,617
Snap, Inc. - Class A(a)(b)	4,929	74,181
ZoomInfo Technologies, Inc.(a)	2,305	36,557
		1,237,457

Consumer Discretionary — 4.2%
Airbnb, Inc. - Class A(a)(b)	768	121,782
Amazon.com, Inc.(a)	2,285	399,875
Carvana Co.(a)(b)	607	50,332
DoorDash, Inc. - Class A(a)(b)	735	95,006
DraftKings, Inc.(a)	1,666	69,239
eBay, Inc.(b)	1,574	81,124
		817,358

Financials — 21.4%
Aflac, Inc.(b)	391	32,707
Allstate Corp.	193	32,822
American Express Co.	409	95,718
American International Group, Inc.(b)	516	38,860
Ameriprise Financial, Inc.	72	29,649
Aon PLC(b)	144	40,609
Arch Capital Group Ltd.(a)(b)	274	25,630
Arthur J Gallagher & Co.	159	37,316
Assurant, Inc.	40	6,976
Bank of America Corp.	4,961	183,607
Bank of New York Mellon Corp.	564	31,860
Berkshire Hathaway, Inc. - Class B(a)	1,311	520,112
BlackRock, Inc.(b)	100	75,464
Blackstone, Inc.	516	60,171
Brown & Brown, Inc.	174	14,188
Capital One Financial Corp.(b)	280	40,160
Cboe Global Markets, Inc.	78	14,130
Charles Schwab Corp.	1,065	78,757
Chubb Ltd.	291	72,354
Cincinnati Financial Corp.	116	13,420
Citigroup, Inc.	1,362	83,531
Citizens Financial Group, Inc.(b)	343	11,700
CME Group, Inc.	259	54,297
Comerica, Inc.(b)	98	4,917
Corpay, Inc.(a)(b)	54	16,316
Discover Financial Services	184	23,318

	Shares	Value
Financials — 21.4% (Continued)
Everest Group Ltd.	33	$12,092
FactSet Research Systems, Inc.	28	11,673
Fidelity National Information Services, Inc.	434	29,477
Fifth Third Bancorp(b)	500	18,230
Fiserv, Inc.(a)	432	65,953
Franklin Resources, Inc.(b)	224	5,116
Global Payments, Inc.	192	23,572
Globe Life, Inc.(b)	64	4,875
Goldman Sachs Group, Inc.	234	99,850
Hartford Financial Services Group, Inc.	222	21,510
Huntington Bancshares, Inc.	1,071	14,426
Intercontinental Exchange, Inc.	420	54,079
Invesco Ltd.	330	4,676
Jack Henry & Associates, Inc.	55	8,948
JPMorgan Chase & Co.(b)	2,083	399,393
KeyCorp.(b)	696	10,085
Loews Corp.	135	10,145
M&T Bank Corp.	123	17,760
MarketAxess Holdings, Inc.	28	5,603
Marsh & McLennan Cos., Inc.	352	70,199
Mastercard, Inc. - Class A	594	268,013
MetLife, Inc.	456	32,412
Moody’s Corp.(b)	116	42,958
Morgan Stanley(b)	897	81,483
MSCI, Inc.	58	27,016
Nasdaq, Inc.	274	16,399
Northern Trust Corp.	153	12,606
PayPal Holdings, Inc.(a)	2,817	191,331
PNC Financial Services Group, Inc.	287	43,986
Principal Financial Group, Inc.(b)	162	12,821
Progressive Corp.	420	87,465
Prudential Financial, Inc.(b)	266	29,388
Raymond James Financial, Inc.	139	16,958
Regions Financial Corp.(b)	683	13,161
S&P Global, Inc.	230	95,641
State Street Corp.	227	16,455
Synchrony Financial	304	13,370
T Rowe Price Group, Inc.	165	18,079
Travelers Cos., Inc.	168	35,643
Truist Financial Corp.(b)	961	36,086
US Bancorp(b)	1,122	45,587
Visa, Inc. - Class A(b)	1,140	306,215
W R Berkley Corp.	150	11,546
Wells Fargo & Co.	2,593	153,817
Willis Towers Watson PLC	77	19,338
		4,154,025

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 81.3% (Continued)

Health Care — 0.5%
Teladoc Health, Inc.(a)(b)	1,910	$24,353
Veeva Systems, Inc. - Class A(a)	394	78,232
		102,585

Industrials — 20.6%
3M Co.	591	57,037
A O Smith Corp.(b)	132	10,935
Allegion PLC(b)	94	11,427
American Airlines Group, Inc.(a)	700	9,457
AMETEK, Inc.	247	43,141
Automatic Data Processing, Inc.	439	106,190
Axon Enterprise, Inc.(a)	76	23,838
Boeing Co.(a)(b)	613	102,886
Broadridge Financial Solutions, Inc.	126	24,370
Builders FirstSource, Inc.(a)(b)	132	24,132
Carrier Global Corp.(b)	893	54,911
Caterpillar, Inc.	549	183,678
CH Robinson Worldwide, Inc.(b)	126	8,946
Cintas Corp.	93	61,226
Copart, Inc.(a)	934	50,726
CSX Corp.	2,112	70,161
Cummins, Inc.	146	41,244
Dayforce Inc.(a)(b)	168	10,310
Deere & Co.(b)	279	109,203
Delta Air Lines, Inc.(b)	685	34,298
Dover Corp.(b)	150	26,895
Eaton Corp. PLC	431	137,170
Emerson Electric Co.	611	65,854
Equifax, Inc.	132	29,065
Expeditors International of Washington, Inc.(b)	155	17,253
Fastenal Co.(b)	612	41,579
FedEx Corp.	246	64,398
Fortive Corp.	375	28,226
GE Vernova, Inc.(a)	293	45,037
Generac Holdings, Inc.(a)	66	8,973
General Dynamics Corp.	243	69,763
General Electric Co.(b)	1,174	189,976
Honeywell International, Inc.	711	137,030
Howmet Aerospace, Inc.(b)	419	27,968
Hubbell, Inc.(b)	57	21,120
Huntington Ingalls Industries, Inc.	42	11,631
IDEX Corp.	82	18,078
Illinois Tool Works, Inc.	291	71,036
Ingersoll Rand, Inc.	433	40,408
Jacobs Solutions, Inc.	135	19,377
JB Hunt Trasport Services, Inc.	87	14,144

	Shares	Value
Industrials — 20.6% (Continued)
Johnson Controls International PLC	728	$47,371
L3Harris Technologies, Inc.	203	43,452
Leidos Holdings, Inc.	147	20,612
Lockheed Martin Corp.	230	106,934
Masco Corp.	236	16,154
Nordson Corp.	58	14,975
Norfolk Southern Corp.	242	55,737
Northrop Grumman Corp.(b)	151	73,240
Old Dominion Freight Line, Inc.	192	34,888
Otis Worldwide Corp.	434	39,581
PACCAR, Inc.	560	59,422
Parker-Hannifin Corp.	138	75,198
Paychex, Inc.	343	40,752
Paycom Software, Inc.	52	9,775
Pentair PLC	177	13,999
Quanta Services, Inc.	155	40,077
Republic Services, Inc.	219	41,982
Robert Half, Inc.	112	7,744
Rockwell Automation, Inc.(b)	123	33,328
Rollins, Inc.	300	13,368
RTX Corp.	1,431	145,275
Snap-On, Inc.(b)	56	15,006
Southwest Airlines Co.(b)	638	16,550
Stanley Black & Decker, Inc.	164	14,990
Textron, Inc.	210	17,764
Trane Technologies PLC	243	77,114
TransDigm Group, Inc.(b)	60	74,882
Uber Technologies, Inc.(a)(b)	2,219	147,053
Union Pacific Corp.	658	156,050
United Airlines Holdings, Inc.(a)	350	18,011
United Parcel Service, Inc. - Class B	780	115,034
United Rentals, Inc.(b)	72	48,095
Veralto Corp.	235	22,015
Verisk Analytics, Inc.	155	33,784
W.W. Grainger, Inc.	48	44,225
Waste Management, Inc.	392	81,544
Westinghouse Air Brake Technologies Corp.	192	30,927
Xylem, Inc.	258	33,721
		4,003,726

Information Technology — 28.2%(d)
Accenture PLC - Class A	196	58,979
Adobe, Inc.(a)	142	65,722
Advanced Micro Devices, Inc.(a)	506	80,140
Akamai Technologies, Inc.(a)(b)	637	64,292
Amphenol Corp.	189	22,826
Analog Devices, Inc.	155	31,095

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 81.3% (Continued)

Information Technology — 28.2%(d) (Continued)
ANSYS, Inc.(a)	29	$9,422
Apple, Inc.	4,573	778,918
Applied Materials, Inc.(b)	261	51,848
Arista Networks, Inc.(a)	522	133,924
Atlassian Corp. - Class A(a)(b)	435	74,951
Autodesk, Inc.(a)(b)	71	15,112
Box, Inc.(a)(b)	1,191	30,990
Broadcom, Inc.	139	180,738
Cadence Design System, Inc.(a)	86	23,704
CDW Corp.	45	10,884
Ciena Corp.(a)	803	37,123
Cisco Systems, Inc.	5,001	234,947
Cloudflare, Inc. - Class A(a)(b)	856	74,814
Cognizant Technology Solutions Corp.	166	10,903
CommScope Holding Co., Inc.(a)	12,546	11,216
Confluent, Inc. - Class A(a)(b)	1,343	37,765
Corning, Inc.	256	8,545
Datadog, Inc. - Class A(a)(b)	756	94,878
DocuSign, Inc.(a)	1,026	58,072
Dropbox, Inc. - Class A(a)	1,751	40,553
Enphase Energy, Inc.(a)(b)	46	5,003
EPAM Systems, Inc.(a)	20	4,705
F5, Inc.(a)	21	3,472
Fair Isaac Corp.(a)	8	9,067
Fastly, Inc.(a)	1,765	22,327
First Solar, Inc.(a)	36	6,347
Fortinet, Inc.(a)	210	13,268
Gartner, Inc.(a)	25	10,315
Gen Digital, Inc.	188	3,786
GoDaddy, Inc. - Class A(a)	569	69,634
Hewlett Packard Enterprise Co.	430	7,310
HP, Inc.	289	8,118
Intel Corp.	1,323	40,312
International Business Machines Corp.	287	47,699
Intuit, Inc.	88	55,055
Jabil, Inc.	42	4,929
Juniper Networks, Inc.(b)	1,602	55,782
Keysight Technologies, Inc.(a)	60	8,876
KLA Corp.	43	29,639
Lam Research Corp.	42	37,565
Marathon Digital Holdings, Inc.(a)	1,683	27,029
Microchip Technology, Inc.	179	16,464
Micron Technology, Inc.(b)	346	39,084
Microsoft Corp.	2,341	911,421
Monolithic Power Systems, Inc.(b)	16	10,709
Motorola Solutions, Inc.	52	17,636

	Shares	Value
Information Technology — 28.2%(d) (Continued)
NetApp, Inc.(b)	70	$7,155
Nutanix, Inc.(a)	990	60,093
NVIDIA Corp.	778	672,207
NXP Semiconductors NV	81	20,751
Okta, Inc.(a)	616	57,276
ON Semiconductor Corp.(a)(b)	144	10,103
Oracle Corp.	499	56,761
Palo Alto Networks, Inc.(a)(b)	99	28,798
PTC, Inc.(a)(b)	41	7,275
Qorvo, Inc.(a)	34	3,973
QUALCOMM, Inc.	350	58,048
Roper Technologies, Inc.	34	17,390
salesforce.com, Inc.	1,022	274,857
Seagate Technology Holdings PLC	64	5,498
ServiceNow, Inc.(a)	65	45,066
Skyworks Solutions, Inc.(b)	54	5,756
Smartsheet, Inc.(a)(b)	970	36,695
Snowflake, Inc.(a)	672	104,294
Super Micro Computer, Inc.(a)(b)	16	13,741
Synopsys, Inc.(a)	48	25,468
TE Connectivity Ltd.	103	14,572
Teledyne Technologies, Inc.(a)	16	6,104
Teradyne, Inc.(b)	52	6,049
Texas Instruments, Inc.(b)	285	50,280
Trimble, Inc.(a)	84	5,046
Tyler Technologies, Inc.(a)(b)	14	6,462
VeriSign, Inc.(a)	30	5,084
Western Digital Corp.(a)(b)	107	7,579
Workday, Inc. - Class A(a)	420	102,787
Zebra Technologies Corp.(a)(b)	18	5,662
Zoom Video Communications, Inc. - Class A(a)	992	60,611
		5,489,354
TOTAL COMMON STOCKS (Cost $14,752,566)		15,804,505

	Units
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 21.0%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(f)	4,078,068	4,078,068
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $4,078,068)		4,078,068

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Contracts	Value
RIGHTS — 0.0%(e)

Health Care — 0.0%(e)
Abiomed, Inc.(a)(c)	64	$0
Bristol-Myers Squibb Co., Expires 01/24/2025, Exercise Price $12.00(a)(c)	868	0
TOTAL RIGHTS (Cost $0)		0

	Par
U.S. TREASURY BILLS – 17.8%
0.00%, 08/01/2024(g)	$3,500,000	3,453,075
TOTAL U.S. TREASURY BILLS (Cost $3,453,618)		3,453,075

TOTAL INVESTMENTS — 120.0% (Cost $22,284,252)		23,335,648
Liabilities in Excess of Other Assets — (20.0)%		(3,889,152)
TOTAL NET ASSETS — 100.0%		$19,446,496

Percentages are stated as a percent of net assets.

NV - Naamloze Vennootschap

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $3,914,706 which represented 20.10% of net assets.
(c)

Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of April 30, 2024.

(d)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(e)	Represents less than 0.05% of net assets.
(f)	The rate shown represents the 7-day effective yield as of April 30, 2024.
(g)	Zero coupon bonds make no periodic interest payments but are issued at a discount from par value.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer Industrial Real Estate ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 94.9%

Big Yellow Group PLC	245,075	$3,307,314
Centuria Industrial REIT	705,055	1,456,980
CubeSmart(a)	217,020	8,776,289
Dream Industrial Real Estate Investment Trust	349,591	3,151,436
EastGroup Properties, Inc.	54,515	8,469,450
Extra Space Storage, Inc.(a)	65,539	8,800,577
First Industrial Realty Trust, Inc.	174,566	7,928,788
GLP J-Reit	6,299	5,132,178
Granite Real Estate Investment Trust	84,120	4,158,185
LondonMetric Property PLC	2,660,464	6,535,721
LXP Industrial Trust	387,228	3,233,354
Mapletree Industrial Trust	2,721,755	4,526,123
Mapletree Logistics Trust	4,430,232	4,381,388
National Storage Affiliates Trust(a)	93,858	3,288,784
National Storage REIT	1,666,032	2,331,186
Prologis, Inc.	243,529	24,852,134
Public Storage	112,239	29,120,409
Rexford Industrial Realty, Inc.(a)	185,820	7,954,954
Safestore Holdings PLC	282,600	2,731,399
Segro PLC	856,534	9,075,970
STAG Industrial, Inc.(a)	241,499	8,305,151
Terreno Realty Corp.	114,213	6,207,477
Tritax Big Box REIT PLC	2,506,196	4,747,520
Urban Logistics REIT PLC	615,981	891,309
Warehouses De Pauw CVA	230,601	6,137,679
WP Carey, Inc.	171,530	9,406,705
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $205,779,042)		184,908,460

COMMON STOCKS — 4.7%

Real Estate — 4.7%
Sagax AB - Class B	282,270	7,125,650
VGP NV	17,686	1,932,752
		9,058,402
TOTAL COMMON STOCKS (Cost $7,362,758)		9,058,402

	Units	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 7.5%
Mount Vernon Liquid Assets Portfolio, LLC - 5.51%(b)	14,624,834	$14,624,834
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $14,624,834)		14,624,834

TOTAL INVESTMENTS — 107.1% (Cost $227,766,634)		208,591,696
Liabilities in Excess of Other Assets — (7.1)%		(13,823,079)
TOTAL NET ASSETS — 100.0%		$194,768,617

Percentages are stated as a percent of net assets.

NV - Naamloze Vennootschap
PLC - Public Limited Company
(a)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $14,135,307 which represented 7.3% of net assets.
(b)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer Data & Infrastructure Real Estate ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 61.1%

American Tower Corp.	348,119	$59,723,296
Crown Castle, Inc.	639,159	59,940,332
Digital Core REIT Management Pte Ltd.	5,356,787	3,267,640
Digital Realty Trust, Inc.(a)	145,027	20,126,847
Equinix, Inc.	79,303	56,393,156
Iron Mountain, Inc.	266,459	20,655,902
Keppel DC REIT	8,499,555	10,657,554
SBA Communications Corp.	96,906	18,036,145
Uniti Group, Inc.(a)	1,502,172	8,637,489
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $322,957,524)		257,438,361

COMMON STOCKS — 38.6%

Communication Services — 28.4%(b)
Cellnex Telecom SA(c)	572,537	19,008,451
China Tower Corp. Ltd. - Class H(c)	177,466,220	20,875,176
Chorus Ltd.	2,569,821	10,996,831
Eutelsat Communications SACA(a)(d)	847,166	3,429,499
HKBN Ltd.	5,504,291	1,660,887
Infrastrutture Wireless Italiane SpA(c)	1,898,872	20,466,227
Iridium Communications, Inc.(a)	704,462	21,690,385
PT Tower Bersama Infrastructure Tbk	34,898,909	4,238,951
Sarana Menara Nusantara Tbk PT	121,190,240	5,999,886
SES SA	2,315,422	11,294,500
		119,660,793

Information Technology — 6.2%
GDS Holdings Ltd. - ADR(a)(d)	717,084	5,851,405
NEXTDC Ltd.(d)	1,873,168	20,300,762
		26,152,167

Real Estate — 4.0%
DigitalBridge Group, Inc.(a)	1,036,826	17,045,419
TOTAL COMMON STOCKS (Cost $190,385,010)		162,858,379

	Contracts
RIGHTS — 0.1%

Information Technology — 0.1%
NEXTDC Ltd., Expires 05/03/2024, Exercise Price $15.40(d)(e)	317,065	264,780
TOTAL RIGHTS (Cost $191,671)		264,780

	Units	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 6.3%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(f)	26,363,358	$26,363,358
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $26,363,358)		26,363,358

TOTAL INVESTMENTS — 106.1% (Cost $539,897,563)		446,924,878
Liabilities in Excess of Other Assets — (6.1)%		(25,763,370)
TOTAL NET ASSETS — 100.0%		$421,161,508

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

SA - Sociedad Anónima

(a)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $24,975,033 which represented 5.9% of net assets.
(b)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of April 30, 2024, the value of these securities total $60,349,854 or 14.3% of the Fund’s net assets.

(d)	Non-income producing security.
(e)

Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $264,780 or 0.1% of net assets as of April 30, 2024.

(f)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 100.7%

Consumer Staples — 50.2%(a)
Altria Group, Inc.	12,390	$542,806
Archer-Daniels-Midland Co.	9,460	554,924
Brown-Forman Corp. - Class B	9,530	456,011
Bunge Global SA	5,430	552,557
Campbell Soup Co.	12,280	561,319
Church & Dwight Co., Inc.	4,980	537,292
Clorox Co.	3,330	492,407
Coca-Cola Co.	8,720	538,634
Colgate-Palmolive Co.	5,890	541,409
Conagra Brands, Inc.	18,440	567,582
Constellation Brands, Inc. - Class A	2,010	509,455
Costco Wholesale Corp.	720	520,488
Dollar General Corp.	3,300	459,327
Dollar Tree, Inc.(b)	3,510	415,058
Estee Lauder Cos., Inc	3,470	509,084
General Mills, Inc.	7,950	560,157
Hershey Co.	2,670	517,766
Hormel Foods Corp.	15,210	540,868
J M Smucker Co.	4,340	498,449
Kellanova	9,570	553,720
Kenvue, Inc.	25,910	487,626
Keurig Dr Pepper, Inc.	17,210	579,976
Kimberly-Clark Corp.	4,130	563,868
Kroger Co.	9,270	513,373
Lamb Weston Holdings, Inc.	5,130	427,534
McCormick & Co., Inc.	7,300	555,238
Molson Coors Beverage Co. - Class B	8,030	459,798
Mondelez International, Inc. - Class A	7,220	519,407
Monster Beverage Corp.(b)	8,770	468,757
PepsiCo, Inc.	3,180	559,394
Philip Morris International, Inc.	5,600	531,664
Procter & Gamble Co.	3,240	528,768
Sysco Corp.	6,440	478,621
Target Corp.	3,060	492,599
The Kraft Heinz Co.	14,370	554,826
Tyson Foods, Inc. - Class A	9,260	561,618
Walgreens Boots Alliance, Inc.	24,510	434,562
Walmart, Inc.	8,630	512,191
		19,659,133

Health Care — 50.5%(a)
Abbott Laboratories	2,720	288,238
AbbVie, Inc.	1,840	299,258
Agilent Technologies, Inc.	2,220	304,229
Align Technology, Inc.(b)	1,050	296,499
Amgen, Inc.	1,200	328,728
Baxter International, Inc.	7,510	303,179

	Shares	Value
Health Care — 50.5%(a) (Continued)
Becton Dickinson & Co.	1,370	$321,402
Biogen, Inc.(b)	1,470	315,785
Bio-Rad Laboratories, Inc. - Class A(b)	960	258,960
Bio-Techne Corp.	4,260	269,275
Boston Scientific Corp.(b)	4,860	349,288
Bristol-Myers Squibb Co.	6,110	268,473
Cardinal Health, Inc.	2,850	293,664
Catalent, Inc.(b)	5,810	324,489
Cencora, Inc.	1,380	329,889
Centene Corp.(b)	4,210	307,583
Charles River Laboratories International, Inc.(b)	1,230	281,670
Cigna Corp.	960	342,758
Cooper Cos., Inc.	3,240	288,554
CVS Health Corp.	4,380	296,570
Danaher Corp.	1,300	320,606
DaVita, Inc.(b)	2,430	337,794
DexCom, Inc.(b)	2,430	309,558
Edwards Lifesciences Corp.(b)	3,570	302,272
Elevance Health, Inc.	650	343,577
Eli Lilly & Co.	430	335,873
GE HealthCare Technologies, Inc.	3,500	266,840
Gilead Sciences, Inc.	4,370	284,924
HCA Healthcare, Inc.	1,010	312,918
Henry Schein, Inc.(b)	4,400	304,832
Hologic, Inc.(b)	4,260	322,780
Humana, Inc.	970	293,027
IDEXX Laboratories, Inc.(b)	590	290,728
Illumina, Inc.(b)	2,430	299,012
Incyte Corp.(b)	5,470	284,714
Insulet Corp.(b)	1,830	314,650
Intuitive Surgical, Inc.(b)	840	311,321
IQVIA Holdings, Inc.(b)	1,280	296,666
Johnson & Johnson	2,060	297,855
Laboratory Corp. of America Holdings	1,510	304,069
McKesson Corp.	620	333,070
Medtronic PLC	3,860	309,726
Merck & Co., Inc.	2,660	343,725
Mettler-Toledo International, Inc.(b)	250	307,425
Moderna, Inc.(b)	3,190	351,889
Molina Healthcare, Inc.(b)	840	287,364
Pfizer, Inc.	12,070	309,233
Quest Diagnostics, Inc.	2,580	356,504
Regeneron Pharmaceuticals, Inc.(b)	340	302,824
ResMed, Inc.	1,740	372,342
Revvity, Inc.	3,010	308,435
Solventum Corp.(b)	4,360	283,444

The accompanying notes are an integral part of the financial statements.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 100.7% (Continued)

Health Care — 50.5%(a) (Continued)
STERIS PLC	1,410	$288,430
Stryker Corp.	920	309,580
Teleflex, Inc.	1,460	304,775
Thermo Fisher Scientific, Inc.	550	312,796
UnitedHealth Group, Inc.	690	333,753
Universal Health Services, Inc. - Class B	1,870	318,704
Vertex Pharmaceuticals, Inc.(b)	790	310,320
Viatris, Inc.	26,800	310,076
Waters Corp.(b)	920	284,317
West Pharmaceutical Services, Inc.	920	328,882
Zimmer Biomet Holdings, Inc.	2,590	311,525
Zoetis, Inc.	1,800	286,633
		19,768,279
TOTAL COMMON STOCKS (Cost $39,435,809)		39,427,412

	Units
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 18.8%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(c)(d)	7,355,777	7,355,777
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $7,355,777)		7,355,777

TOTAL INVESTMENTS — 119.5% (Cost $46,791,586)		46,783,189
Liabilities in Excess of Other Assets — (19.5)%		(7,642,864)
TOTAL NET ASSETS — 100.0%		$39,140,325

Percentages are stated as a percent of net assets.

PLC - Public Limited Company
SA - Sociedad Anónima
(a)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day effective yield as of April 30, 2024.
(d)	Due to settlement of open trades, there are no positions in the portfolio on loan as of April 30, 2024. The total value of securities on loan is $7,028,954 or 18.0% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer CSOP FTSE China A50 ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 99.2%

Consumer Discretionary — 6.6%
BYD Co. Ltd. - Class A	3,945	$119,034
China Tourism Group Duty Free Corp. Ltd. - Class A	4,300	44,476
Great Wall Motor Co. Ltd. - Class A	6,000	21,708
Gree Electric Appliances, Inc. of Zhuhai	8,800	51,185
Haier Smart Home Co. Ltd. - Class A	13,700	57,248
		293,651

Consumer Staples — 26.8%(a)
Foshan Haitian Flavouring & Food Co. Ltd.	10,712	58,075
Inner Mongolia Yili Industrial Group Co. Ltd.	13,900	54,917
Kweichow Moutai Co. Ltd.	2,700	635,710
Luzhou Laojiao Co. Ltd.	3,245	83,394
Muyuan Foods Co. Ltd.	11,862	71,452
Shanxi Xinghuacun Fen Wine Factory Co. Ltd.	2,683	97,187
Wuliangye Yibin Co. Ltd.	8,400	174,496
Yihai Kerry Arawana Holdings Co. Ltd.	4,200	18,212
		1,193,443

Energy — 6.7%
China Petroleum & Chemical Corp. - Class A	73,900	64,802
China Shenhua Energy Co. Ltd. - Class A	15,400	84,704
PetroChina Co. Ltd. - Class A	54,200	76,867
Shaanxi Coal Industry Co. Ltd. - Class A	21,100	71,475
		297,848

Financials — 29.9%(a)
Agricultural Bank of China Ltd. - Class A	206,000	125,167
Bank of China Ltd. - Class A	97,600	61,863
Bank of Communications Co. Ltd. - Class A	85,400	81,137
China CITIC Bank Corp. Ltd. - Class A	21,200	20,142
China Construction Bank Corp. - Class A	20,900	20,549
China Everbright Bank Co. Ltd. - Class A	101,000	43,934
China Merchants Bank Co. Ltd. - Class A	44,900	212,735
China Pacific Insurance Group Co. Ltd. - Class A	14,900	53,086
CITIC Securities Co. Ltd. - Class A	26,570	69,750
CSC Financial Co. Ltd. - Class A	11,100	34,228

	Shares	Value
Financials — 29.9%(a) (Continued)
East Money Information Co. Ltd.	34,492	$62,158
Industrial & Commercial Bank of China Ltd. - Class A	167,700	125,749
Industrial Bank Co. Ltd.	45,200	105,174
People’s Insurance Co. Group of China Ltd. - Class A	23,200	16,820
Ping An Bank Co. Ltd.	42,200	62,879
Ping An Insurance Group Co. of China Ltd. - Class A	23,600	134,792
Postal Savings Bank of China Co. Ltd. - Class A	50,100	33,209
Shanghai Pudong Development Bank Co. Ltd.	63,900	67,946
		1,331,318

Health Care — 4.5%
Jiangsu Hengrui Pharmaceuticals Co. Ltd.	13,900	88,604
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	2,600	109,360
		197,964

Industrials — 11.1%
Beijing-Shanghai High Speed Railway Co. Ltd.	62,100	43,650
China State Construction Engineering Corp. Ltd.	91,300	67,578
Contemporary Amperex Technology Co. Ltd.	9,640	269,704
NARI Technology Co. Ltd.	17,500	56,887
SF Holding Co. Ltd.	10,700	53,563
		491,382

Information Technology — 4.8%
Foxconn Industrial Internet Co. Ltd.	27,200	92,025
Hygon Information Technology Co. Ltd. - Class A	1,600	17,510
LONGi Green Energy Technology Co. Ltd.	16,520	41,520
Luxshare Precision Industry Co. Ltd.	15,529	62,618
		213,673

Materials — 4.3%
Wanhua Chemical Group Co. Ltd.	6,812	83,815
Zijin Mining Group Co. Ltd. - Class A	44,800	108,946
		192,761

The accompanying notes are an integral part of the financial statements.

Pacer CSOP FTSE China A50 ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 99.2% (Continued)

Utilities — 4.5%
CGN Power Co. Ltd. - Class A	15,900	$9,024
China Yangtze Power Co. Ltd.	53,300	189,824
		198,848
TOTAL COMMON STOCKS (Cost $4,417,579)		4,410,888

TOTAL INVESTMENTS — 99.2% (Cost $4,417,579)		4,410,888
Other Assets in Excess of Liabilities — 0.8%		32,662
TOTAL NET ASSETS — 100.0%		$4,443,550

Percentages are stated as a percent of net assets.

(a)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer BioThreat Strategy ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 99.8%

Communication Services — 5.3%
Netflix, Inc.(a)	331	$182,262

Consumer Discretionary — 14.2%
Amazon.com, Inc.(a)	1,019	178,325
Home Depot, Inc.	460	153,741
Lowe’s Cos., Inc.	694	158,225
		490,291

Consumer Staples — 12.9%
Campbell Soup Co.(b)	360	16,456
Church & Dwight Co., Inc.	297	32,043
Clorox Co.	150	22,181
Energizer Holdings, Inc.	85	2,441
Haleon PLC - ADR	5,563	47,452
Hormel Foods Corp.	660	23,470
Kimberly-Clark Corp.	408	55,704
Kroger Co.	866	47,959
Walgreens Boots Alliance, Inc.	1,043	18,492
Walmart, Inc.	2,989	177,397
		443,595

Health Care — 49.1%(c)
Abbott Laboratories	1,438	152,385
Agilent Technologies, Inc.	353	48,375
BioNTech SE – ADR (a)	287	25,491
CVS Health Corp.(b)	1,553	105,154
Danaher Corp.	691	170,414
Emergent BioSolutions, Inc.(a)	60	113
Fortrea Holdings, Inc.(a)	105	3,842
Gilead Sciences, Inc.(b)	1,504	98,061
GSK PLC - ADR(b)	2,479	102,730
Illumina, Inc.(a)	192	23,626
Johnson & Johnson	973	140,686
Laboratory Corp. of America Holdings	102	20,540
Merck & Co., Inc.	1,449	187,240
Mettler-Toledo International, Inc.(a)	26	31,972
Moderna, Inc.(a)(b)	459	50,632
Neogen Corp.(a)	256	3,156
Organon & Co.	302	5,620
QIAGEN NV SHS	266	11,260
Quest Diagnostics, Inc.	136	18,792

	Shares	Value
Health Care — 49.1%(c) (Continued)
Regeneron Pharmaceuticals, Inc.(a)(b)	132	$117,567
Revvity, Inc.	148	15,166
Sanofi SA - ADR	3,040	149,659
Solventum Corp.(a)	166	10,792
Teladoc Health, Inc.(a)	194	2,474
Thermo Fisher Scientific, Inc.	307	174,597
Vir Biotechnology, Inc.(a)	159	1,345
Waters Corp.(a)	71	21,942
		1,693,631

Industrials — 4.6%
3M Co.(b)	665	64,179
Booz Allen Hamilton Holding Corp.	157	23,184
Stericycle, Inc.(a)	110	4,920
Veralto Corp.	297	27,823
Xylem, Inc.	291	38,034
		158,140

Information Technology — 11.4%
Akamai Technologies, Inc.(a)(b)	182	18,369
NVIDIA Corp.	316	273,031
Palantir Technologies, Inc. - Class A(a)	2,621	57,583
Teledyne Technologies, Inc.(a)	57	21,744
Zoom Video Communications, Inc. - Class A(a)	368	22,485
		393,212

Materials — 2.3%
Ecolab, Inc.	344	77,795
Stepan Co.	27	2,242
		80,037
TOTAL COMMON STOCKS (Cost $3,753,761)		3,441,168

The accompanying notes are an integral part of the financial statements.

Pacer BioThreat Strategy ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Units	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 13.9%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(d)	477,840	$477,840
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $477,840)		477,840

TOTAL INVESTMENTS — 113.7% (Cost $4,231,601)		3,919,008
Liabilities in Excess of Other Assets — (13.7)%		(473,888)
TOTAL NET ASSETS — 100.0%		$3,445,120

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

NV - Naamloze Vennootschap

PLC - Public Limited Company

SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $468,102 which represented 13.6% of net assets.
(c)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 98.0%

Communication Services — 1.8%
Electronic Arts, Inc.	16,462	$2,087,711
T-Mobile US, Inc.(a)	15,586	2,558,753
		4,646,464

Consumer Discretionary — 6.1%
Darden Restaurants, Inc.(a)	15,548	2,385,219
LKQ Corp.	47,006	2,027,369
McDonald’s Corp.	11,883	3,244,533
O’Reilly Automotive, Inc.(b)	2,137	2,165,337
TJX Cos., Inc.	29,838	2,807,457
Yum! Brands, Inc.(a)	22,082	3,119,083
		15,748,998

Consumer Staples — 23.4%
Altria Group, Inc.	61,882	2,711,050
Church & Dwight Co., Inc.(a)	25,001	2,697,358
Coca-Cola Co.	59,372	3,667,408
Colgate-Palmolive Co.	36,211	3,328,515
Conagra Brands, Inc.	86,625	2,666,318
Constellation Brands, Inc. - Class A	10,451	2,648,910
Costco Wholesale Corp.	3,652	2,640,031
General Mills, Inc.	39,714	2,798,248
Hershey Co.	13,526	2,622,962
J M Smucker Co.	17,588	2,019,982
Kellanova	48,734	2,819,749
Keurig Dr Pepper, Inc.	81,238	2,737,721
Kimberly-Clark Corp.	24,314	3,319,590
Kroger Co.	54,553	3,021,145
Mondelez International, Inc. - Class A	35,437	2,549,338
PepsiCo, Inc.	18,123	3,188,017
Philip Morris International, Inc.	29,883	2,837,092
Procter & Gamble Co.	19,080	3,113,856
Sysco Corp.	30,473	2,264,753
The Kraft Heinz Co.	76,234	2,943,395
Walmart, Inc.	53,152	3,154,571
		59,750,009

Energy — 2.2%
Kinder Morgan, Inc.	158,139	2,890,781
Williams Cos., Inc.	68,586	2,630,959
		5,521,740

Financials — 16.4%
Aflac, Inc.	29,340	2,454,291
Aon PLC - Class A	7,676	2,164,709
Arthur J Gallagher & Co.	10,269	2,410,032
Berkshire Hathaway, Inc. - Class B(b)	8,472	3,361,097
Brown & Brown, Inc.	28,760	2,345,090

	Shares	Value
Financials — 16.4% (Continued)
Cboe Global Markets, Inc.	13,659	$2,474,328
Chubb Ltd.	9,369	2,329,508
CME Group, Inc.	12,106	2,537,902
FactSet Research Systems, Inc.	4,758	1,983,563
Globe Life, Inc.(a)	20,276	1,544,423
Intercontinental Exchange, Inc.	19,913	2,563,998
JPMorgan Chase & Co.	12,762	2,446,986
Loews Corp.	35,787	2,689,393
Marsh & McLennan Cos., Inc.	14,298	2,851,450
MasterCard, Inc. - Class A	6,167	2,782,550
Moody’s Corp.	5,686	2,105,696
Visa, Inc. - Class A(a)	11,000	2,954,710
		41,999,726

Health Care — 11.2%
Abbott Laboratories	20,409	2,162,742
AbbVie, Inc.	13,499	2,195,477
Becton Dickinson & Co.	9,703	2,276,324
Boston Scientific Corp.(b)	35,233	2,532,196
Bristol-Myers Squibb Co.	49,075	2,156,356
Cencora, Inc.	11,231	2,684,771
Hologic, Inc.(b)	32,026	2,426,610
Johnson & Johnson	18,266	2,641,081
Laboratory Corp. of America Holdings	10,777	2,170,164
McKesson Corp.	4,462	2,397,031
Merck & Co., Inc.	19,311	2,495,367
Quest Diagnostics, Inc.	19,534	2,699,208
		28,837,327

Industrials — 13.9%
AMETEK, Inc.	15,573	2,719,980
Automatic Data Processing, Inc.	9,288	2,246,674
Broadridge Financial Solutions, Inc.	12,120	2,344,129
Cintas Corp.	4,006	2,637,310
CSX Corp.	62,363	2,071,699
General Dynamics Corp.	9,362	2,687,737
Honeywell International, Inc.	13,457	2,593,568
IDEX Corp.	10,168	2,241,637
Illinois Tool Works, Inc.	9,061	2,211,881
Lockheed Martin Corp.	5,859	2,724,025
Otis Worldwide Corp.	26,938	2,456,746
Republic Services, Inc.	17,940	3,439,097
Verisk Analytics, Inc.	9,456	2,061,030
Waste Management, Inc.	15,739	3,274,027
		35,709,540

Information Technology — 7.3%
Amphenol Corp. - Class A	23,595	2,849,569
Apple, Inc.	11,972	2,039,191

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 98.0% (Continued)

Information Technology — 7.3% (Continued)
Cisco Systems, Inc.	45,027	$2,115,368
International Business Machines Corp.	13,536	2,249,683
Motorola Solutions, Inc.	7,503	2,544,642
PTC, Inc.(a)(b)	12,506	2,219,065
Roper Technologies, Inc.	5,411	2,767,510
VeriSign, Inc.(b)	12,207	2,068,842
		18,853,870

Materials — 2.0%
Ecolab, Inc.	11,430	2,584,895
Linde PLC	5,889	2,596,813
		5,181,708

Utilities — 13.7%
Alliant Energy Corp.	47,823	2,381,585
Atmos Energy Corp.	22,197	2,617,026
CenterPoint Energy, Inc.(a)	85,097	2,479,727
CMS Energy Corp.	40,843	2,475,494
Consolidated Edison, Inc.	28,394	2,680,394
DTE Energy Co.	22,518	2,484,186
Duke Energy Corp.	26,332	2,587,382
FirstEnergy Corp.	63,032	2,416,647
PPL Corp.	95,202	2,614,247
Public Service Enterprise Group, Inc.	40,374	2,789,037
Sempra	33,624	2,408,487
Southern Co.	37,128	2,728,908
WEC Energy Group, Inc.	29,166	2,410,278
Xcel Energy, Inc.	40,339	2,167,414
		35,240,812
TOTAL COMMON STOCKS (Cost $250,704,358)		251,490,194

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 1.8%

Realty Income Corp.	43,660	$2,337,557
VICI Properties, Inc.	80,119	2,287,397
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,899,788)		4,624,954

	Units
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 5.2%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(c)	13,275,747	13,275,747
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $13,275,747)		13,275,747

TOTAL INVESTMENTS — 105.0% (Cost $268,879,893)		269,390,895
Liabilities in Excess of Other Assets — (5.0)%		(12,761,264)
TOTAL NET ASSETS — 100.0%		$256,629,631

Percentages are stated as a percent of net assets.

PLC - Public Limited Company
(a)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $12,912,764 which represented 5.0% of net assets.
(b)	Non-income producing security.
(c)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer Lunt MidCap Multi-Factor Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 99.4%

Communication Services — 0.5%
New York Times Co. - Class A	6,486	$279,093

Consumer Discretionary — 15.1%
Boyd Gaming Corp.	2,966	158,711
Gentex Corp.	8,439	289,458
Grand Canyon Education, Inc.(a)	1,289	167,596
H&R Block, Inc.(b)	4,074	192,415
KB Home	3,172	205,419
Murphy USA, Inc.(b)	1,774	734,117
Ollie’s Bargain Outlet Holdings, Inc.(a)	1,772	129,604
Polaris, Inc.	2,244	191,099
Skechers USA, Inc. - Class A(a)	4,050	267,503
Taylor Morrison Home Corp.(a)	8,196	459,058
Texas Roadhouse, Inc.	5,125	823,998
Toll Brothers, Inc.	9,573	1,140,239
TopBuild Corp.(a)	2,939	1,189,324
Williams-Sonoma, Inc.(b)	5,775	1,656,154
Wingstop, Inc.(b)	1,604	617,203
Wyndham Hotels & Resorts, Inc.	3,261	239,716
		8,461,614

Consumer Staples — 6.4%
BellRing Brands, Inc.(a)	8,401	463,483
Boston Beer Co., Inc. - Class A(a)	362	100,784
Casey’s General Stores, Inc.	936	299,127
Celsius Holdings, Inc.(a)	13,387	954,092
Coca-Cola Consolidated, Inc.	448	370,048
elf Beauty, Inc.(a)(b)	3,575	581,045
Lancaster Colony Corp.	803	153,220
Sprouts Farmers Market, Inc.(a)(b)	4,773	315,161
US Foods Holding Corp.(a)	6,455	324,364
		3,561,324

Energy — 6.1%
Antero Midstream Corp.	10,232	141,611
ChampionX Corp.	8,676	291,253
CNX Resources Corp.(a)(b)	11,522	270,997
Equitrans Midstream Corp.	13,448	181,951
Matador Resources Co.(b)	4,387	273,310
PBF Energy, Inc. - Class A	7,131	379,868
Range Resources Corp.(b)	14,483	520,086
Southwestern Energy Co.(a)	74,303	556,530
Weatherford International PLC(a)	6,096	753,588
		3,369,194

Financials – 10.2%
Affiliated Managers Group, Inc.	1,652	257,877
American Financial Group, Inc.	2,715	346,841

	Shares	Value
Financials – 10.2% (Continued)
Erie Indemnity Co. - Class A	2,210	$845,679
Essent Group Ltd.	7,639	404,638
Evercore, Inc.	2,503	454,295
Federated Hermes, Inc.	3,788	124,436
FirstCash Holdings, Inc.	1,178	133,090
Houlihan Lokey, Inc.	1,580	201,434
International Bancshares Corp.	1,936	107,738
Kinsale Capital Group, Inc.	1,947	707,249
MGIC Investment Corp.	24,001	486,740
Primerica, Inc.	1,656	350,840
RenaissanceRe Holdings Ltd.(b)	2,395	525,103
RLI Corp.	1,832	258,953
SEI Investments Co.	4,479	295,390
Western Union Co.	18,186	244,420
		5,744,723

Health Care — 4.4%
Chemed Corp.	1,067	606,056
Encompass Health Corp.	4,069	339,273
Medpace Holdings, Inc.(a)	1,604	622,913
Neurocrine Biosciences, Inc.(a)	3,164	435,177
Tenet Healthcare Corp.(a)	3,838	430,969
		2,434,388

Industrials — 35.8%(c)
Acuity Brands, Inc.	2,085	517,706
Advanced Drainage Systems, Inc.(b)	3,520	552,640
AGCO Corp.	2,552	291,413
BWX Technologies, Inc.	3,934	376,759
Carlisle Cos., Inc.	3,438	1,334,804
Clean Harbors, Inc.(a)	1,632	309,182
Comfort Systems USA, Inc.	1,888	584,166
Core & Main, Inc. - Class A(a)	10,694	603,890
Crane Co.	4,436	621,084
Curtiss-Wright Corp.	1,676	424,732
Donaldson Co., Inc.	4,794	346,127
EMCOR Group, Inc.(b)	4,391	1,568,332
Esab Corp.	2,427	256,971
ExlService Holdings, Inc.(a)	6,385	185,165
Exponent, Inc.	2,143	196,963
Fortune Brands Innovations, Inc.	5,008	366,085
Genpact Ltd.	6,747	207,403
Graco, Inc.	11,426	916,365
Insperity, Inc.	1,430	147,190
ITT, Inc.	3,003	388,408
Landstar System, Inc.	1,858	324,054
Lennox International, Inc.(b)	1,753	812,375
Lincoln Electric Holdings, Inc.	2,199	482,746
MSA Safety, Inc.	1,050	189,420

The accompanying notes are an integral part of the financial statements.

Pacer Lunt MidCap Multi-Factor Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 99.4% (Continued)

Industrials — 35.8%(c) (Continued)
MSC Industrial Direct Co., Inc. - Class A	3,854	$351,639
nVent Electric PLC	7,254	522,796
Owens Corning	7,970	1,340,634
Paylocity Holding Corp.(a)	1,731	268,582
Ryder System, Inc.	1,288	156,943
Saia, Inc.(a)(b)	1,097	435,323
Science Applications International Corp.	3,671	472,458
Simpson Manufacturing Co., Inc.	2,241	389,687
Terex Corp.(b)	2,993	167,758
Tetra Tech, Inc.	2,106	410,080
Trex Co., Inc.(a)	8,243	729,918
UFP Industries, Inc.	2,172	244,784
Watsco, Inc.(b)	2,503	1,120,643
Watts Water Technologies, Inc. - Class A	1,813	359,808
Woodward, Inc.	2,100	340,956
XPO Inc.(a)(b)	6,563	705,260
		20,021,249

Information Technology — 12.3%
Belden, Inc.	1,650	134,096
Blackbaud, Inc.(a)	1,382	107,685
CommVault Systems, Inc.(a)	2,170	222,360
Crane NXT Co.	4,049	246,220
Dropbox, Inc. - Class A(a)	9,572	221,688
Dynatrace, Inc.(a)	8,913	403,848
GoDaddy, Inc. - Class A (a)	4,721	577,756
IPG Photonics Corp.(a)	1,137	95,485
Kyndryl Holdings, Inc.(a)	7,300	143,518
Lattice Semiconductor Corp.(a)	6,919	474,643
Manhattan Associates, Inc.(a)	8,316	1,713,594
Onto Innovation, Inc.(a)(b)	2,812	521,598
Power Integrations, Inc.	2,393	159,661
Pure Storage, Inc. - Class A (a)	8,402	423,461
Qualys, Inc.(a)	4,374	716,942
Rambus, Inc.(a)	4,050	222,021
Teradata Corp.(a)	2,839	105,327
Vontier Corp.	7,608	309,113
		6,799,016

Materials — 5.7%
Ashland, Inc.(b)	1,908	181,890
Cabot Corp.	2,056	187,569
Eagle Materials, Inc.(b)	3,325	833,611
Greif, Inc. - Class A	944	57,848
NewMarket Corp.	834	439,451
Olin Corp.	4,839	252,983

	Shares	Value
Materials — 5.7% (Continued)
Reliance, Inc.(b)	4,320	$1,229,990
		3,183,342

Utilities — 2.9%
Vistra Corp.(b)	21,584	1,636,931
TOTAL COMMON STOCKS (Cost $52,642,216)		55,490,874

REAL ESTATE INVESTMENT TRUSTS — 0.5%
Apartment Income REIT Corp.	7,391	283,667
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $238,189)		283,667

	Units
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 22.5%
Mount Vernon Liquid Assets Portfolio, LLC -5.51%(d)	12,553,301	12,553,301
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $12,553,301)		12,553,301

TOTAL INVESTMENTS — 122.4% (Cost $65,433,706)		68,327,842
Liabilities in Excess of Other Assets — (22.4)%		(12,519,203)
TOTAL NET ASSETS — 100.0%		$55,808,639

Percentages are stated as a percent of net assets.

PLC - Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $12,025,500 which represented 21.5% of net assets.
(c)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 99.7%

Communication Services — 7.0%
Fox Corp. - Class A(a)	6,790	$210,558
Meta Platforms, Inc. - Class A	30,844	13,268,163
Netflix, Inc.(b)	3,492	1,922,835
Paramount Global - Class B(a)	14,518	165,360
Take-Two Interactive Software, Inc.(b)	1,296	185,082
Verizon Communications, Inc.	127,380	5,030,236
		20,782,234

Consumer Discretionary — 10.1%
Amazon.com, Inc.(b)	73,852	12,924,101
Aptiv PLC(a)(b)	7,082	502,822
Best Buy Co., Inc.	5,944	437,716
Booking Holdings, Inc.	311	1,073,581
BorgWarner, Inc.	9,218	302,074
Caesars Entertainment, Inc.(a)(b)	5,430	194,503
CarMax, Inc.(a)(b)	5,390	366,358
Carnival Corp.(a)(b)	7,121	105,533
Chipotle Mexican Grill, Inc.(b)	244	770,942
DR Horton, Inc.	9,933	1,415,353
Ford Motor Co.	218,883	2,659,429
General Motors Co.	77,318	3,442,972
Hilton Worldwide Holdings, Inc.	1,936	381,934
Lennar Corp. - Class A	9,242	1,401,272
LKQ Corp.	6,576	283,623
Lululemon Athletica, Inc.(b)	894	322,376
Marriott International, Inc.	2,040	481,705
Mohawk Industries, Inc.(b)	1,138	131,234
NVR, Inc.(b)	24	178,532
O’Reilly Automotive, Inc.(b)	438	443,808
PulteGroup, Inc.	9,069	1,010,468
Royal Caribbean Cruises Ltd.(a)(b)	2,846	397,387
Tapestry, Inc.	5,769	230,298
TJX Cos., Inc.	7,215	678,859
		30,136,880

Consumer Staples — 3.9%
Archer-Daniels-Midland Co.	20,956	1,229,279
Bunge Global SA	7,475	760,656
Conagra Brands, Inc.	11,989	369,021
Costco Wholesale Corp.	4,784	3,458,354
Kroger Co.	22,538	1,248,154
Molson Coors Beverage Co. - Class B	4,574	261,907
Mondelez International, Inc.	8,023	577,175
The Kraft Heinz Co.	23,364	902,084
Tyson Foods, Inc. - Class A	9,793	593,945
Walgreens Boots Alliance, Inc.	21,309	377,809

	Shares	Value
Consumer Staples — 3.9% (Continued)
Walmart, Inc.	26,874	$1,594,972
		11,373,356

Energy — 9.1%
APA Corp.(a)	7,085	222,752
Chevron Corp.	41,354	6,669,160
Coterra Energy, Inc.	20,124	550,593
Devon Energy Corp.	16,402	839,454
Diamondback Energy, Inc.	4,553	915,745
EQT Corp.(a)	13,220	529,990
Exxon Mobil Corp.	59,474	7,033,990
Marathon Oil Corp.	17,671	474,466
Marathon Petroleum Corp.	19,462	3,536,635
Phillips 66	23,002	3,294,116
Valero Energy Corp.	17,936	2,867,428
		26,934,329

Financials — 22.8%
American International Group, Inc.(a)	22,185	1,670,752
Arch Capital Group Ltd.(b)	2,296	214,768
Arthur J Gallagher & Co.	1,309	307,209
Assurant, Inc.	1,219	212,594
Bank of America Corp.	193,050	7,144,782
Bank of New York Mellon Corp.	22,910	1,294,186
Berkshire Hathaway, Inc. - Class B(b)	32,265	12,800,494
Brown & Brown, Inc.	1,956	159,492
Capital One Financial Corp.(a)	13,349	1,914,647
Cboe Global Markets, Inc.	1,340	242,741
Cincinnati Financial Corp.	4,201	486,014
Citigroup, Inc.	72,853	4,468,074
Citizens Financial Group, Inc.	17,329	591,092
Comerica, Inc.	4,191	210,262
Corpay, Inc.(a)(b)	546	164,968
Discover Financial Services	6,558	831,095
Everest Group Ltd.	1,410	516,637
Fifth Third Bancorp	18,467	673,307
Fiserv, Inc.(b)	4,790	731,289
Franklin Resources, Inc.(a)	7,647	174,657
Goldman Sachs Group, Inc.	7,999	3,413,253
Hartford Financial Services Group, Inc.	8,110	785,778
Huntington Bancshares, Inc.	47,726	642,869
Invesco Ltd.	14,709	208,427
JPMorgan Chase & Co.	58,833	11,280,640
KeyCorp	27,051	391,969
Loews Corp.	6,065	455,785
M&T Bank Corp.	5,873	848,002
PNC Financial Services Group, Inc.	10,568	1,619,652
Principal Financial Group, Inc.	5,440	430,522

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (Continued)

Financials — 22.8% (Continued)
Prudential Financial, Inc.	9,551	$1,055,194
Regions Financial Corp.	31,646	609,818
State Street Corp.	9,702	703,298
Synchrony Financial	14,397	633,180
Truist Financial Corp.	45,882	1,722,869
US Bancorp	38,739	1,573,966
Wells Fargo & Co.	114,494	6,791,785
		67,976,067

Health Care — 9.9%
Amgen, Inc.	3,896	1,067,270
Baxter International, Inc.	14,699	593,399
Boston Scientific Corp.(b)	13,136	944,084
Cardinal Health, Inc.	2,437	251,108
Cencora, Inc.	6,455	1,543,068
Centene Corp.(a)(b)	21,821	1,594,242
Cigna Corp.	10,589	3,780,697
CVS Health Corp.	57,656	3,903,888
Eli Lilly & Co.	10,953	8,555,388
Intuitive Surgical, Inc.(b)	3,126	1,158,558
McKesson Corp.	5,045	2,710,224
Regeneron Pharmaceuticals, Inc.(b)	642	571,804
Stryker Corp.	2,503	842,260
Universal Health Services, Inc. - Class B	1,813	308,990
Vertex Pharmaceuticals, Inc.(b)	1,856	729,055
Viatris, Inc.	50,850	588,335
West Pharmaceutical Services, Inc.	546	195,184
		29,337,554

Industrials — 6.7%
American Airlines Group, Inc.(b)	23,112	312,243
Broadridge Financial Solutions, Inc.	1,122	217,006
Builders FirstSource, Inc.(b)	1,524	278,618
Cintas Corp.	833	548,397
Copart, Inc.(b)	8,513	462,341
Cummins, Inc.	3,103	876,566
Delta Air Lines, Inc.	24,351	1,219,255
Eaton Corp. PLC	3,954	1,258,400
Emerson Electric Co.	14,495	1,562,271
Fastenal Co.	5,180	351,929
FedEx Corp.	5,229	1,368,848
General Electric Co.	13,967	2,260,139
Howmet Aerospace, Inc.	3,332	222,411
Hubbell, Inc.(a)	456	168,957
Huntington Ingalls Industries, Inc.	806	223,206
Ingersoll Rand, Inc.	3,537	330,073
PACCAR, Inc.	5,042	535,007

	Shares	Value
Industrials — 6.7% (Continued)
Parker-Hannifin Corp.	1,064	$579,784
Pentair PLC	1,299	102,738
Quanta Services, Inc.	857	221,586
Republic Services, Inc.	2,442	468,131
Southwest Airlines Co.	14,951	387,829
Trane Technologies PLC	1,876	595,330
TransDigm Group, Inc.	660	823,700
Uber Technologies, Inc.(b)	28,040	1,858,211
United Airlines Holdings, Inc.(b)	16,200	833,652
United Rentals, Inc.	427	285,232
Verisk Analytics, Inc.	1,250	272,450
W.W. Grainger, Inc.	439	404,473
Waste Management, Inc.	2,730	567,895
Westinghouse Air Brake Technologies Corp.	1,265	203,766
		19,800,444

Information Technology — 26.3%(c)
Accenture PLC - Class A	4,934	1,484,690
Adobe, Inc.(b)	4,541	2,101,711
Advanced Micro Devices, Inc.(b)	19,072	3,020,623
Akamai Technologies, Inc.(b)	1,226	123,740
Amphenol Corp. - Class A	4,636	559,890
Apple, Inc.	83,653	14,248,616
Applied Materials, Inc.	6,241	1,239,775
Arista Networks, Inc.(b)	2,690	690,146
Broadcom, Inc.	6,277	8,161,795
Cadence Design System, Inc.(b)	2,669	735,656
Fair Isaac Corp.(b)	333	377,399
Gartner, Inc.(b)	562	231,876
Hewlett Packard Enterprise Co.	42,497	722,449
HP, Inc.	18,538	520,732
Intel Corp.	31,118	948,165
International Business Machines Corp.	10,127	1,683,107
Intuit, Inc.	2,472	1,546,533
Jabil, Inc.	1,058	124,167
KLA Corp.	1,067	735,472
Lam Research Corp.	1,214	1,085,814
Microsoft Corp.	36,555	14,231,958
Motorola Solutions, Inc.	1,216	412,406
NVIDIA Corp.	19,105	16,507,103
Palo Alto Networks, Inc.(b)	4,093	1,190,613
PTC, Inc.(a)(b)	988	175,311
Roper Technologies, Inc.	904	462,360
salesforce.com, Inc.	10,613	2,854,260
ServiceNow, Inc.(b)	2,194	1,521,166
Synopsys, Inc.(b)	1,326	703,562
		78,401,095

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 99.7% (Continued)

Materials — 3.1%
Albemarle Corp.(a)	3,949	$475,104
Celanese Corp.(a)	2,639	405,377
CF Industries Holdings, Inc.(a)	5,080	401,168
Dow, Inc.	15,455	879,390
DuPont de Nemours, Inc.	14,532	1,053,570
Eastman Chemical Co.	2,607	246,205
Ecolab, Inc.	1,956	442,349
International Paper Co.	8,523	297,794
Linde PLC	3,408	1,502,792
LyondellBasell Industries NV - Class A	6,488	648,605
Martin Marietta Materials, Inc.	517	303,515
Mosaic Co.	12,976	407,317
Nucor Corp.	6,972	1,174,990
Sherwin-Williams Co.	1,731	518,625
Steel Dynamics, Inc.	4,695	610,913
Vulcan Materials Co.	809	208,423
		9,576,137

Utilities — 0.8%
Consolidated Edison, Inc.	7,727	729,428
Constellation Energy Corp.	2,676	497,575
Evergy, Inc.(a)	5,289	277,408
Eversource Energy	7,798	472,715
NRG Energy, Inc.	2,368	172,083
Pinnacle West Capital Corp.(a)	2,498	183,978
		2,333,187
TOTAL COMMON STOCKS (Cost $281,811,425)		296,651,283

REAL ESTATE INVESTMENT TRUSTS — 0.1%
Iron Mountain, Inc.	2,059	159,614
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $121,605)		159,614

	Units	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 3.1%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(d)	9,103,620	$9,103,620
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $9,103,620)		9,103,620

TOTAL INVESTMENTS — 102.9% (Cost $291,036,650)		305,914,517
Liabilities in Excess of Other Assets — (2.9)%		(8,836,103)
TOTAL NET ASSETS — 100.0%		$297,078,414

Percentages are stated as a percent of net assets.

NV - Naamloze Vennootschap

PLC - Public Limited Company

SA - Sociedad Anónima

(a)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $8,720,282 which represented 2.9% of net assets.
(b)	Non-income producing security.
(c)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer US Export Leaders ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 99.1%

Communication Services — 5.0%
Alphabet, Inc. - Class A(a)	4,677	$761,322
Electronic Arts, Inc.(b)	4,664	591,488
Meta Platforms, Inc. - Class A	1,246	535,992
Netflix, Inc.(a)	1,047	576,520
News Corp. - Class A	24,047	572,319
		3,037,641

Consumer Discretionary — 12.0%
Adient PLC(a)	17,888	534,315
Airbnb, Inc. - Class A(a)	3,841	609,067
Autoliv, Inc.	5,383	644,830
Crocs, Inc.(a)	5,065	629,934
Garmin Ltd.(b)	4,462	644,625
LKQ Corp.	12,259	528,731
McDonald’s Corp.	2,155	588,401
Ralph Lauren Corp. - Class A	3,581	585,995
Royal Caribbean Cruises Ltd.(a)	4,968	693,682
Skechers USA, Inc. - Class A(a)	10,497	693,327
Tesla Motors, Inc.(a)	3,595	658,892
Visteon Corp.(a)	5,388	596,074
		7,407,873

Consumer Staples — 5.2%
Archer-Daniels-Midland Co.	11,553	677,699
Bunge Global SA	6,868	698,888
Coca-Cola Co.	10,591	654,206
Coty, Inc. - Class A(a)	49,518	566,486
Ingredion, Inc.	5,392	617,869
		3,215,148

Energy — 5.6%
APA Corp.(b)	20,553	646,186
Baker Hughes Co.	20,696	675,104
Exxon Mobil Corp.(b)	5,843	691,052
Halliburton Co.	17,488	655,275
Weatherford International PLC(a)(b)	5,851	723,301
		3,390,918

Health Care — 8.6%
Agilent Technologies, Inc.	4,264	584,339
Align Technology, Inc.(a)(b)	2,028	572,667
Danaher Corp.	2,485	612,850
IQVIA Holdings, Inc.(a)	2,463	570,850
Mettler-Toledo International, Inc.(a)	480	590,256
Regeneron Pharmaceuticals, Inc.(a)	654	582,492
Repligen Corp.(a)(b)	3,241	532,172
Thermo Fisher Scientific, Inc.	1,055	600,000
West Pharmaceutical Services, Inc.	1,764	630,594
		5,276,220

	Shares	Value
Industrials — 17.4%
AGCO Corp.	5,619	$641,634
Brink’s Co.	7,522	657,874
Caterpillar, Inc.	1,867	624,642
Concentrix Corp.	9,578	523,629
Donaldson Co., Inc.	8,732	630,450
Expeditors International of Washington, Inc.	5,198	578,589
Flowserve Corp.	14,599	688,489
General Electric Co.(b)	3,753	607,310
Genpact Ltd.	18,340	563,772
GXO Logistics, Inc.(a)	12,872	639,224
Howmet Aerospace, Inc.(b)	9,306	621,176
IDEX Corp.	2,642	582,455
Ingersoll Rand, Inc.	7,008	653,987
ITT, Inc.	4,984	644,631
Nordson Corp.	2,381	614,750
Timken Co.	7,339	654,786
Westinghouse Air Brake Technologies Corp.	4,444	715,839
		10,643,237

Information Technology – 33.0%(c)
Accenture PLC - Class A	1,667	501,617
Advanced Micro Devices, Inc.(a)	3,055	483,851
Amphenol Corp.	5,736	692,736
Analog Devices, Inc.	3,232	648,372
ANSYS, Inc.(a)	1,890	614,023
Apple, Inc.	3,692	628,858
Applied Materials, Inc.	3,068	609,458
Arrow Electronics, Inc.(a)	5,276	673,587
Autodesk, Inc.(a)(b)	2,503	532,764
Broadcom, Inc.	482	626,730
Cadence Design System, Inc.(a)	2,043	563,112
Coherent Corp.(a)	9,871	539,253
Fortinet, Inc.(a)	8,835	558,195
Hewlett Packard Enterprise Co.	35,039	595,663
Jabil, Inc.(b)	4,188	491,504
KBR, Inc.	10,271	666,999
Keysight Technologies, Inc.(a)	4,104	607,146
KLA Corp.	902	621,740
Lam Research Corp.	660	590,311
Lattice Semiconductor Corp.(a)(b)	7,874	540,156
MACOM Technology Solutions Holdings, Inc.(a)(b)	6,775	690,711
Microchip Technology, Inc.	7,095	652,598
Microsoft Corp.	1,552	604,240
Monolithic Power Systems, Inc.(b)	862	576,962
NVIDIA Corp.	722	623,822
Onto Innovation, Inc.(a)	3,404	631,408
PTC, Inc.(a)(b)	3,416	606,135

The accompanying notes are an integral part of the financial statements.

Pacer US Export Leaders ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 99.1% (Continued)

Information Technology – 33.0%(c) (Continued)
QUALCOMM, Inc.	3,696	$612,982
Rambus, Inc.(a)	9,886	541,951
Synaptics, Inc.(a)	5,893	530,134
Synopsys, Inc.(a)	1,109	588,424
TE Connectivity Ltd.	4,486	634,679
Teledyne Technologies, Inc.(a)	1,480	564,590
Uber Technologies, Inc.(a)	8,048	533,341
		20,178,052

Materials — 12.3%
AptarGroup, Inc.	4,426	639,026
Ashland Global Holdings, Inc.(b)	6,600	629,178
Avery Dennison Corp.	2,922	634,892
Cabot Corp.	7,270	663,242
Corteva, Inc.	11,582	626,934
Crown Holdings, Inc.	8,084	663,454
DuPont de Nemours, Inc.(b)	8,870	643,075
International Flavors & Fragrances, Inc.	8,042	680,755
Linde PLC	1,363	601,028
Mosaic Co.	20,049	629,338
NewMarket Corp.	1,025	540,093
PPG Industries, Inc.	4,500	580,500
		7,531,515
TOTAL COMMON STOCKS (Cost $55,541,658)		60,680,604

REAL ESTATE INVESTMENT TRUSTS — 0.8%
Equinix, Inc.	693	492,799
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $512,425)		492,799

	Units	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 11.4%
Mount Vernon Liquid Assets Portfolio, LLC – 5.51%(d)	6,978,588	$6,978,588
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $6,978,588)		6,978,588

TOTAL INVESTMENTS — 111.3% (Cost $63,032,671)		68,151,991
Liabilities in Excess of Other Assets — (11.3)%		(6,957,782)
TOTAL NET ASSETS — 100.0%		$61,194,209

Percentages are stated as a percent of net assets.

PLC - Public Limited Company
SA - Sociedad Anónima
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of April 30, 2024. The total market value of these securities was $6,619,824 which represented 10.8% of net assets.
(c)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day effective yield as of April 30, 2024.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer Pacific Asset Floating Rate High Income ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Par	Value
BANK LOANS - 53.4%

Communication Services — 1.5%
Altice France SA, Senior Secured First Lien, 10.83% (3 mo. SOFR US + 5.50%), 08/15/2028	$990,000	$746,523
SBA Senior Finance II LLC, Senior Secured First Lien, 7.32% (1 mo. SOFR US + 2.00%), 01/19/2031	2,955,238	2,968,167
		3,714,690

Consumer Discretionary — 13.9%
1011778 BC ULC, Senior Secured First Lien, 7.57% (1 mo. SOFR US + 2.25%), 09/20/2030	2,308,912	2,315,296
AAdvantage Loyalty IP Ltd., Senior Secured First Lien, 10.34% (3 mo. SOFR US + 4.75%), 04/20/2028	800,000	833,084
Allied Universal Holdco LLC, Senior Secured First Lien, 9.17% (1 mo. SOFR US + 3.75%), 05/12/2028	1,974,734	1,978,437
Bombardier Recreational Products, Inc., Senior Secured First Lien, 7.42% (1 mo. SOFR US + 2.00%), 05/24/2027	212,534	212,934
Carnival Corp., Senior Secured First Lien, 8.69% (1 mo. SOFR US + 3.25%), 10/18/2028	1,148,779	1,154,885
Cedar Fair LP, 7.83% (1 mo. Term SOFR + 2.00%), 04/18/2031	4,000,000	4,004,999
ClubCorp Holdings, Inc., Senior Secured First Lien
10.56% (3 mo. SOFR US + 5.00%), 09/18/2026	2,126,027	2,133,469
10.56% (3 mo. SOFR US + 5.00%), 09/18/2026	34,758	34,880
Fertitta Entertainment LLC/NV, Senior Secured First Lien, 9.07% (1 mo. SOFR US + 3.75%), 01/29/2029	2,979,804	2,990,055
Great Outdoors Group LLC, Senior Secured First Lien, 9.18% (1 mo. SOFR US + 3.75%), 03/06/2028	2,268,908	2,272,754
IRB Holding Corp., Senior Secured First Lien, 8.17% (1 mo. SOFR US + 2.75%), 12/15/2027	2,741,770	2,749,008

	Par	Value
Consumer Discretionary — 13.9%(Continued)
MajorDrive Holdings IV LLC, Senior Secured First Lien, 9.57% (3 mo. SOFR US + 4.00%), 06/01/2028	$2,485,956	$2,501,755
Mileage Plus Holdings LLC, Senior Secured First Lien, 10.73% (3 mo. SOFR US + 5.25%), 06/21/2027	325,000	334,072
SeaWorld Parks & Entertainment, Inc., Senior Secured First Lien, 7.82% (1 mo. SOFR US + 2.50%), 08/25/2028	2,209,403	2,211,247
SRS Distribution, Inc., Senior Secured First Lien, 8.93% (1 mo. SOFR US + 3.50%), 06/02/2028	1,963,541	1,979,926
United Airlines, Inc., Senior Secured First Lien, 8.08% (3 mo. SOFR US + 2.75%), 02/24/2031	1,800,000	1,809,846
Wand NewCo 3, Inc., Senior Secured First Lien, 9.07% (1 mo. SOFR US + 3.75%), 01/30/2031	2,000,000	2,015,390
Whatabrands LLC, Senior Secured First Lien, 8.68% (1 mo. SOFR US + 3.25%), 08/03/2028	2,984,823	3,000,060
		34,532,097

Consumer Staples — 0.4%
Naked Juice LLC, Senior Secured First Lien
8.66% (3 mo. SOFR US + 3.25%), 01/24/2029	992,405	961,779
8.66% (3 mo. SOFR US + 3.25%), 01/24/2029	2,532	2,454
		964,233

Energy — 1.5%
CQP Holdco LP, Senior Secured First Lien, 8.30% (3 mo. SOFR US + 3.00%), 12/31/2030	2,161,702	2,170,436
Traverse Midstream Partners LLC, Senior Secured First Lien, 8.83% (3 mo. SOFR US + 3.50%), 02/16/2028	1,621,722	1,628,566
		3,799,002

The accompanying notes are an integral part of the financial statements.

Pacer Pacific Asset Floating Rate High Income ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
BANK LOANS - 53.4% (Continued)

Financials — 6.7%
Acrisure LLC, Senior Secured First Lien, 8.93% (CME Term SOFR 1 Month + 3.50%), 2/16/2027	$1,987,093	$1,988,534
Avolon TLB Borrower 1 US LLC, Senior Secured First Lien, 7.32% (1 mo. SOFR US + 2.00%), 06/22/2028	2,164,947	2,172,048
Boost Newco Borrower LLC, Senior Secured First Lien, 8.31% (3 mo. SOFR US + 3.00%), 01/31/2031	2,500,000	2,511,725
Deerfield Dakota Holding LLC, Senior Secured First Lien, 9.06% (3 mo. SOFR US + 3.75%), 04/09/2027	2,468,430	2,469,516
HUB International Ltd., Senior Secured First Lien
8.57% (1 mo. SOFR US + 3.25%), 06/20/2030	4,994	5,025
8.57% (3 mo. SOFR US + 3.25%), 06/20/2030	1,992,506	2,004,830
USI, Inc./NY, Senior Secured First Lien, 8.30% (3 mo. SOFR US + 3.00%), 11/22/2029	2,366,813	2,375,191
Wec US Holdings Ltd., Senior Secured First Lien, 8.07% (1 mo. SOFR US + 2.75%), 01/27/2031	3,000,000	3,005,519
		16,532,388

Health Care — 4.0%
Bausch + Lomb Corp., Senior Secured First Lien, 9.32% (1 mo. SOFR US + 4.00%), 09/29/2028	1,492,500	1,499,970
Gainwell Acquisition Corp., Senior Secured First Lien, 9.41% (3 mo. SOFR US + 4.00%), 10/01/2027	487,406	466,235
ICON Luxembourg Sarl, Senior Secured First Lien
7.31% (1 mo. SOFR US + 2.00%), 07/03/2028	1,766,983	1,776,419
7.31% (1 mo. SOFR US + 2.00%), 07/03/2028	440,245	442,596
Medline Borrower LP, Senior Secured First Lien, 8.07% (1 mo. SOFR US + 2.75%), 10/23/2028	2,803,372	2,813,941
Phoenix Newco, Inc., Senior Secured First Lien, 8.68% (1 mo. SOFR US + 3.25%), 11/15/2028	490,000	492,114

	Par	Value
Health Care — 4.0% (Continued)
Star Parent, Inc., Senior Secured First Lien, 9.31% (3 mo. SOFR US + 4.00%), 09/27/2030	$2,500,000	$2,502,350
		9,993,625

Industrials — 15.1%
Apple Bidco LLC First Lien, 8.83% (1 mo. Term SOFR + 4.00%), 09/22/2028	3,000,000	3,011,999
Chart Industries, Inc., Senior Secured First Lien, 8.67% (1 mo. SOFR US + 3.25%), 03/17/2030	2,366,799	2,377,900
Core & Main LP, Senior Secured First Lien, 7.57% (3 mo. SOFR US + 2.25%), 02/05/2031	2,992,500	3,007,462
CoreLogic, Inc., Senior Secured First Lien, 8.93% (1 mo. SOFR US + 3.50%), 06/02/2028	1,989,809	1,930,115
Crosby US Acquisition Corp. First Lien, 9.33% (1 mo. Term SOFR + 4.00%), 08/12/2029	1,500,000	1,512,495
Dun & Bradstreet Corp., Senior Secured First Lien, 8.07% (1 mo. SOFR US + 2.75%), 01/18/2029	1,492,091	1,497,381
Dynasty Acquisition Co., Inc. First Lien, 8.83% (1 mo. Term SOFR + 3.50%), 08/24/2028	1,804,306	1,814,969
Emrld Borrower LP, Senior Secured First Lien, 7.82% (1 mo. SOFR US + 2.50%), 05/31/2030	2,831,728	2,843,749
Engineered Machinery Holdings, Inc., Senior Secured First Lien, 9.32% (3 mo. SOFR US + 3.75%), 05/22/2028	1,994,898	1,997,661
Engineered Machinery Holdings, Inc., Senior Secured Second Lien, 11.57% (3 mo. SOFR US + 6.00%), 05/21/2029	600,000	599,439
GFL Environmental, Inc., Senior Secured First Lien, 7.83% (3 mo. SOFR US + 2.50%), 05/31/2027	2,553,347	2,568,501
Madison IAQ LLC, Senior Secured First Lien, 8.68% (1 mo. SOFR US + 3.25%), 06/21/2028	2,964,726	2,969,707

The accompanying notes are an integral part of the financial statements.

Pacer Pacific Asset Floating Rate High Income ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
BANK LOANS - 53.4% (Continued)

Industrials — 15.1% (Continued)
Roper Industrial Products Investment Co., Senior Secured First Lien, 9.30% (3 mo. SOFR US + 4.00%), 11/22/2029	$1,490,013	$1,503,423
SPX FLOW, Inc., Senior Secured First Lien, 9.92% (1 mo. SOFR US + 4.50%), 04/05/2029	2,839,266	2,859,127
Standard Aero Ltd. First Lien, 8.83% (1 mo. Term SOFR + 3.50%), 08/24/2028	695,694	699,806
Titan Acquisition Ltd./Canada, Senior Secured First Lien, 10.34% (1 mo. SOFR US + 5.00%), 02/01/2029	1,851,268	1,863,033
TK Elevator US Newco, Inc. First Lien, 8.79% (3 mo. Term SOFR), 04/30/2030	1,500,000	1,507,965
TransDigm, Inc. First Lien, 8.56% (3 mo. Term SOFR + 3.25%), 02/28/2031	3,000,000	3,020,984
		37,585,716

Information Technology — 6.8%
UKG, Inc., Senior Secured First Lien, 8.81% (3 mo. SOFR US + 3.50%), 02/10/2031	2,484,848	2,499,099
Applied Systems, Inc. First Lien, 8.82% (1 mo. Term SOFR + 3.50%), 02/24/2031	2,500,000	2,521,563
AthenaHealth Group, Inc., Senior Secured First Lien, 8.57% (1 mo. SOFR US + 3.25%), 02/15/2029	2,316,931	2,316,213
Central Parent, Inc., Senior Secured First Lien, 9.31% (3 mo. SOFR US + 4.00%), 07/06/2029	997,487	1,002,704
Epicor Software Corp., Senior Secured First Lien, 8.68% (1 mo. SOFR US + 3.25%), 07/30/2027	2,469,712	2,483,493
Peraton Corp., Senior Secured First Lien, 9.17% (1 mo. SOFR US + 3.75%), 02/01/2028	1,971,428	1,974,593
Polaris Newco LLC, Senior Secured First Lien, 9.59% (1 mo. SOFR US + 4.00%), 06/02/2028	2,224,874	2,214,540

	Par	Value
Information Technology — 6.8% (Continued)
Tempo Acquisition LLC, Senior Secured First Lien, 8.07% (1 mo. SOFR US + 2.75%), 08/31/2028	$1,911,857	$1,919,475
		16,931,680

Materials — 3.5%
Graham Packaging Co., Inc., Senior Secured First Lien, 8.43% (1 mo. SOFR US + 3.00%), 08/04/2027	1,954,728	1,961,453
Nouryon USA LLC, Senior Secured First Lien
9.42% (3 mo. SOFR US + 4.00%), 04/03/2028	959,783	963,536
9.42% (3 mo. SOFR US + 4.00%), 04/03/2028	249,137	250,111
Pregis TopCo LLC, Senior Secured First Lien, 9.07% (1 mo. SOFR US + 3.75%), 07/31/2026	1,478,391	1,485,206
Proampac PG Borrower LLC, Senior Secured First Lien
9.32% (1 mo. SOFR US + 4.00%), 09/15/2028	582,296	586,905
9.33% (3 mo. SOFR US + 4.00%), 09/15/2028	875,721	882,653
Quikrete Holdings, Inc., Senior Secured First Lien, 7.82% (1 mo. SOFR US + 2.50%), 04/14/2031	2,450,240	2,454,614
		8,584,478
TOTAL BANK LOANS (Cost $131,830,244)		132,637,909

COLLATERALIZED LOAN OBLIGATIONS — 33.0%
Aimco CDO
Series 2015-AA, Class ER2, 12.18% (3 mo. Term SOFR + 6.86%), 10/17/2034 (a)	1,000,000	1,003,449
Series 2019-10A, Class ER, 11.54% (3 mo. Term SOFR + 6.21%), 07/22/2032 (a)	1,100,000	1,103,506
Series 2021-15A, Class E, 11.53% (3 mo. Term SOFR + 6.21%), 10/17/2034 (a)	1,250,000	1,263,566
AIMCO CLO Series 2018-B, Series 2018-BA, Class ER, 11.63% (3 mo. Term SOFR + 6.30%), 04/16/2037 (a)	2,000,000	2,013,956
ALM Ltd./KY, Series 2020-12A, Class DR2, 12.31% (3 mo. Term SOFR + 6.98%), 01/15/2036 (a)	1,080,000	1,102,337

The accompanying notes are an integral part of the financial statements.

Pacer Pacific Asset Floating Rate High Income ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
COLLATERALIZED LOAN OBLIGATIONS — 33.0% (Continued)
Beechwood Park CLO Ltd., Series 2019-1A, Class ER, 11.82% (3 mo. Term SOFR + 6.50%), 01/17/2035 (a)	$1,000,000	$1,010,842
Benefit Street Partners CLO Ltd., Series 2022-28A, Class E, 12.91% (3 mo. Term SOFR + 7.59%), 10/20/2035 (a)	1,000,000	1,038,246
CarVal CLO, Series 2019-2A, Class E, 12.03% (3 mo. Term SOFR + 6.70%), 07/20/2032 (a)	1,000,000	983,100
CIFC Funding Ltd.
Series 2018-5A, Class D, 11.74% (3 mo. Term SOFR + 6.41%), 01/15/2032 (a)	1,000,000	1,009,531
Series 2019-1A, Class E, 12.42% (3 mo. Term SOFR + 7.09%), 04/20/2032 (a)	1,000,000	1,004,956
Series 2019-FAL, Class E, 13.00% (3 mo. Term SOFR + 7.67%), 01/20/2033 (a)	1,000,000	1,008,677
Clover CLO
Series 2018-1A, Class ERR, 11.72% (3 mo. Term SOFR + 6.40%), 04/20/2037 (a)	1,650,000	1,659,111
Series 2021-2A, Class E, 12.09% (3 mo. Term SOFR + 6.76%), 07/20/2034 (a)	1,000,000	1,009,007
Series 2021-3A, Class E, 12.05% (3 mo. Term SOFR + 6.72%), 01/25/2035 (a)	1,000,000	1,003,460
Dryden Senior Loan Fund
Series 2017-50A, Class E, 11.85% (3 mo. Term SOFR + 6.52%), 07/15/2030 (a)	1,000,000	965,914
Series 2018-64A, Class A, 6.56% (3 mo. Term SOFR + 1.23%), 04/18/2031 (a)	2,985,886	2,987,929
Series 2019-76A, Class A1R, 6.74% (3 mo. Term SOFR + 1.41%), 10/20/2034 (a)	1,000,000	1,000,194
Eaton Vance Management, Series 2020-1A, Class ER, 11.84% (3 mo. Term SOFR + 6.51%), 10/15/2034 (a)	1,000,000	1,003,305
Flatiron CLO Ltd.
Series 2020-1A, Class ER, 11.73% (3 mo. Term SOFR + 6.45%), 05/20/2036 (a)	1,500,000	1,491,191
Series 2021-1A, Class E, 11.59% (3 mo. Term SOFR + 6.26%), 07/19/2034 (a)	2,000,000	2,019,651

	Par	Value
GoldenTree Loan Management US CLO, Series 2017-1A, Class FR2, 13.09% (3 mo. Term SOFR + 7.76%), 04/20/2034 (a)	$1,000,000	$985,724
Goldentree Loan Opportunities Ltd.
Series 2019-6A, Class ER, 12.02% (3 mo. Term SOFR + 6.70%), 04/20/2035 (a)	1,000,000	1,011,690
Series 2023-17A, Class E, 11.82% (3 mo. Term SOFR + 6.50%), 07/20/2036 (a)	1,000,000	1,019,992
Harbor Park CLO Ltd., Series 2018-1A, Class E, 11.19% (3 mo. Term SOFR + 5.86%), 01/20/2031 (a)	1,000,000	991,137
Magnetite CLO Ltd.
Series 2016-17A, Class DR2, 8.82% (3 mo. Term SOFR + 3.50%), 04/20/2037 (a)	3,000,000	3,012,835
Series 2019-22A, Class ER, 11.94% (3 mo. Term SOFR + 6.61%), 04/15/2031 (a)	2,000,000	2,008,967
Series 2020-28A, Class ER, 11.74% (3 mo. Term SOFR + 6.41%), 01/20/2035 (a)	1,750,000	1,769,365
Series 2021-30A, Class E, 11.79% (3 mo. Term SOFR + 6.46%), 10/25/2034 (a)	1,500,000	1,516,457
Series 2021-31A, Class E, 11.59% (3 mo. Term SOFR + 6.26%), 07/15/2034 (a)	500,000	504,997
Series 2023-37A, Class D, 9.32% (3 mo. Term SOFR + 4.00%), 10/20/2036 (a)	2,000,000	2,024,093
Magnetite Xxix Ltd.
Series 2021-29A, Class A, 6.58% (3 mo. Term SOFR + 1.25%), 01/15/2034 (a)	1,919,446	1,919,591
Series 2021-29A, Class E, 11.34% (3 mo. Term SOFR + 6.01%), 01/15/2034 (a)	2,110,000	2,119,672
Morgan Stanley Eaton Vance CLO Ltd., Series 2021-1A, Class A, 6.75% (3 mo. Term SOFR + 1.42%), 10/20/2034 (a)	2,000,000	2,004,745
Neuberger Berman CLO Ltd.
Series 2017-26A, Class E, 11.49% (3 mo. Term SOFR + 6.16%), 10/18/2030 (a)	1,000,000	994,294
Series 2019-35A, Class E, 12.59% (3 mo. Term SOFR + 7.26%), 01/19/2033 (a)	1,000,000	1,019,854
Series 2021-41A, Class E, 12.09% (3 mo. Term SOFR + 6.76%), 04/15/2034 (a)	1,000,000	1,007,184

The accompanying notes are an integral part of the financial statements.

Pacer Pacific Asset Floating Rate High Income ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
COLLATERALIZED LOAN OBLIGATIONS — 33.0% (Continued)
Series 2022-48A, Class E, 11.82% (3 mo. Term SOFR + 6.50%), 04/25/2036 (a)	$1,500,000	$1,525,855
Niagara Park CLO, Series 2019-1A, Class AR, 6.58% (3 mo. Term SOFR + 1.26%), 07/17/2032 (a)	2,000,000	1,999,788
Oak Hill Credit Partners
Series 2014-10RA, Class ER, 11.84% (3 mo. Term SOFR + 6.51%), 04/20/2034 (a)	1,000,000	1,009,910
Series 2021-16A, Class E, 11.69% (3 mo. Term SOFR + 6.36%), 10/18/2034 (a)	1,000,000	1,008,239
OCP CLO Ltd.
Series 2017-14A, Class D, 11.38% (3 mo. Term SOFR + 6.06%), 11/20/2030 (a)	1,000,000	1,001,000
Series 2018-15A, Class D, 11.44% (3 mo. Term SOFR + 6.11%), 07/20/2031 (a)	1,000,000	1,003,262
Series 2020-19A, Class ER, 12.09% (3 mo. Term SOFR + 6.76%), 10/20/2034 (a)	250,000	249,384
Series 2021-21A, Class E, 11.87% (3 mo. Term SOFR + 6.54%), 07/20/2034 (a)	1,000,000	1,004,195
Octagon Investment Partners Ltd., Series 2021-1A, Class A1, 6.71% (3 mo. Term SOFR + 1.38%), 07/15/2034 (a)	1,000,000	999,235
OHA Credit Funding
Series 2018-1A, Class ER, 11.81% (3 mo. Term SOFR + 6.50%), 04/20/2037 (a)	1,000,000	994,727
Series 2019-2A, Class ER, 11.95% (3 mo. Term SOFR + 6.62%), 04/21/2034 (a)	810,000	817,203
OHA Loan Funding Ltd., Series 2016-1A, Class ER, 11.94% (3 mo. Term SOFR + 6.61%), 01/20/2033 (a)	500,000	505,159
Palmer Square Loan Funding Ltd., Series 2022-4A, Class D, 12.61% (3 mo. Term SOFR + 7.29%), 07/24/2031 (a)	1,000,000	1,000,895
Parallel CLO Ltd., Series 2021-2A, Class D, 12.79% (3 mo. Term SOFR + 7.46%), 10/20/2034 (a)	1,000,000	944,469
Point Au Roche Park CLO, Series 2021-1A, Class E, 11.69% (3 mo. Term SOFR + 6.36%), 07/20/2034 (a)	370,000	373,047

	Par	Value
Rad CLO, Series 2021-12A, Class E, 11.94% (3 mo. Term SOFR + 6.61%), 10/30/2034 (a)	$500,000	$477,302
RR Ltd./Cayman Islands
Series 2020-8A, Class D, 11.99% (3 mo. Term SOFR + 6.66%), 04/15/2033 (a)	1,000,000	1,009,138
Series 2021-19A, Class D, 12.09% (3 mo. Term SOFR + 6.76%), 10/15/2035 (a)	1,000,000	1,019,430
Series 2023-26A, Class A1, 7.11% (3 mo. Term SOFR + 1.78%), 04/15/2038 (a)	2,000,000	2,006,297
Sixth Street CLO, Series 2021-19A, Class E, 11.49% (3 mo. Term SOFR + 6.16%), 07/20/2034 (a)	500,000	496,372
Symphony CLO Ltd.
Series 2020-22A, Class A1A, 6.88% (3 mo. Term SOFR + 1.55%), 04/18/2033 (a)	2,000,000	2,003,304
Series 2020-24A, Class E, 12.59% (3 mo. Term SOFR + 7.26%), 01/23/2032 (a)	1,000,000	1,003,443
Series 2021-26A, Class AR, 6.67% (3 mo. Term SOFR + 1.34%), 04/20/2033 (a)	3,000,000	2,999,472
Series 2021-29A, Class E, 11.84% (3 mo. Term SOFR + 6.51%), 01/15/2034 (a)	1,500,000	1,489,698
Series 2022-37A, Class DR, 10.22% (3 mo. Term SOFR + 4.90%), 01/20/2037 (a)	1,250,000	1,267,603
Trimaran CAVU LLC
Series 2021-1A, Class E, 12.09% (3 mo. Term SOFR + 6.76%), 04/23/2032 (a)	1,250,000	1,245,484
Series 2021-3A, Class E, 12.96% (3 mo. Term SOFR + 7.63%), 01/18/2035 (a)	1,925,000	1,944,354
Wellington Management Clo 2 Ltd., Series 2024-2A, Class E, 12.21% (3 mo. Term SOFR + 6.90%), 04/20/2037 (a)	1,000,000	1,009,000
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $80,306,220)		81,999,790

The accompanying notes are an integral part of the financial statements.

Pacer Pacific Asset Floating Rate High Income ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Par	Value
CORPORATE BONDS — 8.9%

Communication Services — 0.8%
DISH Network Corp., 11.75%, 11/15/2027 (a)	$1,500,000	$1,516,394
CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 03/01/2030 (a)	500,000	416,623
		1,933,017

Consumer Discretionary — 2.4%
1011778 BC ULC / New Red Finance, Inc., 4.00%, 10/15/2030 (a)	1,000,000	864,232
Allied Universal Holdco LLC / Allied Universal Finance Corp., 9.75%, 07/15/2027 (a)	1,000,000	996,998
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026 (a)	333,333	329,720
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.50%, 05/01/2025 (a)	500,000	500,000
Ford Motor Credit Co. LLC, 5.11%, 05/03/2029	1,000,000	953,186
Las Vegas Sands Corp., 3.90%, 08/08/2029	1,000,000	893,495
MajorDrive Holdings IV LLC, 6.38%, 06/01/2029 (a)	1,500,000	1,408,922
		5,946,553

Consumer Staples — 0.2%
US Foods, Inc., 4.63%, 06/01/2030 (a)	500,000	455,065

Energy — 1.0%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.38%, 06/15/2029 (a)	1,500,000	1,428,953
Venture Global LNG, Inc., 8.13%, 06/01/2028 (a)	1,000,000	1,023,338
		2,452,291

	Par	Value
Financials — 0.4%
Boost Newco Borrower LLC, 7.50%, 01/15/2031 (a)	$1,000,000	$1,032,876

Health Care — 0.5%
Medline Borrower LP, 3.88%, 04/01/2029 (a)	1,500,000	1,347,738

Industrials — 1.7%
Madison IAQ LLC, 4.13%, 06/30/2028 (a)	1,500,000	1,392,315
OT Merger Corp., 7.88%, 10/15/2029 (a)	500,000	327,100
SPX FLOW, Inc., 8.75%, 04/01/2030 (a)	1,000,000	1,028,559
TK Elevator Holdco GmbH, 7.63%, 07/15/2028 (a)	1,500,000	1,471,619
		4,219,593

Information Technology — 0.6%
UKG, Inc., 6.88%, 02/01/2031 (a)	1,500,000	1,506,673

Materials — 0.2%
Standard Industries, Inc./NJ, 4.75%, 01/15/2028 (a)	500,000	472,054

Real Estate — 0.2%
Howard Hughes Corp., 5.38%, 08/01/2028 (a)	500,000	471,373

Utilities — 0.9%
Calpine Corp., 5.13%, 03/15/2028 (a)	1,500,000	1,424,111
NRG Energy, Inc., 3.63%, 02/15/2031 (a)	1,000,000	847,955
		2,272,066
TOTAL CORPORATE BONDS (Cost $21,919,576)		22,109,299

The accompanying notes are an integral part of the financial statements.

Pacer Pacific Asset Floating Rate High Income ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
EXCHANGE TRADED FUNDS — 0.5%
iShares iBoxx $ High Yield Corporate Bond ETF	8,065	$615,279
SPDR Bloomberg High Yield Bond ETF	6,533	610,378
TOTAL EXCHANGE TRADED FUNDS (Cost $1,201,405)		1,225,657

CLOSED END FUNDS — 0.0%(b)
Eagle Point Credit Co., Inc.	1,905	19,145
TOTAL CLOSED END FUNDS (Cost $33,494)		19,145

TOTAL INVESTMENTS — 95.8% (Cost $235,286,700)		237,991,800
Other Assets in Excess of Liabilities — 4.2%		10,429,807
TOTAL NET ASSETS — 100.0%		$248,421,607

Percentages are stated as a percent of net assets.

NV - Naamloze Vennootschap

SA - Sociedad Anónima

SOFR - Secured Overnight Financing Rate

(a)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of April 30, 2024, the value of these securities total $102,262,408 or 41.2% of the Fund’s net assets.

(b)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer Data and Digital Revolution ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 100.0%

Industrials – 7.5%
AAON, Inc.	1,333	$125,422
Atkore, Inc.	603	105,706
Encore Wire Corp.	260	72,634
Hexatronic Group AB	3,258	10,226
Johnson Controls International PLC	11,185	727,808
Legrand SA	4,320	447,414
Lennox International, Inc.	582	269,710
Nexans SA	713	76,543
nVent Electric PLC	2,723	196,247
SPX Technologies, Inc.(a)	749	91,236
		2,122,946

Information Technology — 92.5%(b)
A10 Networks, Inc.	1,190	15,541
Advanced Micro Devices, Inc.(a)	15,385	2,436,676
Akamai Technologies, Inc.(a)	2,472	249,499
Ambarella, Inc.(a)	669	30,754
Arista Networks, Inc.(a)	4,871	1,249,704
Belden, Inc.	679	55,182
BlackBerry Ltd.(a)	9,397	26,334
Broadcom, Inc.	2,404	3,125,849
Calix, Inc.(a)	1,094	30,337
Check Point Software Technologies Ltd.(a)	1,982	296,150
Ciena Corp.(a)	2,370	109,565
Cisco Systems, Inc.	38,692	1,817,750
CommScope Holding Co., Inc.(a)	3,400	3,040
CommVault Systems, Inc.(a)	712	72,959
Computacenter PLC	1,839	59,456
Confluent, Inc. - Class A(a)	3,587	100,866
Credo Technology Group Holding Ltd.(a)	2,641	47,195
Crowdstrike Holdings, Inc. - Class A(a)	3,736	1,092,929
CyberArk Software Ltd.(a)	674	161,255
Datadog, Inc. - Class A(a)	4,957	622,104
Digi International, Inc.(a)	585	17,936
Dropbox, Inc. - Class A(a)	4,336	100,422
DXC Technology Co.(a)	3,020	58,860
Dynatrace, Inc.(a)	4,858	220,116
Elastic NV(a)	1,635	167,130

	Shares	Value
Information Technology — 92.5%(b) (Continued)
Extreme Networks, Inc.(a)	2,113	$23,666
F5, Inc.(a)	964	159,359
Fastly, Inc.(a)	2,147	27,160
Fortinet, Inc.(a)	12,604	796,321
Hewlett Packard Enterprise Co.	21,310	362,270
Infinera Corp.(a)	3,641	17,550
Informatica, Inc. - Class A(a)	4,042	125,181
Intel Corp.	40,259	1,226,692
InterDigital, Inc.	426	42,059
Juniper Networks, Inc.	5,284	183,989
Kingsoft Cloud Holdings Ltd.(a)	61,219	13,072
MaxLinear, Inc.(a)	1,345	27,963
MicroStrategy, Inc.(a)	245	260,932
MongoDB, Inc.(a)	1,184	432,373
Motorola Solutions, Inc.	2,724	923,845
NEC Networks & System Integration Corp.	2,397	39,923
NET One Systems Co. Ltd.	1,339	22,493
NetApp, Inc.	3,382	345,674
NetScout Systems, Inc.(a)	1,166	22,457
Nokia OYJ	91,852	335,054
Nutanix, Inc.(a)	3,983	241,768
NVIDIA Corp.	4,277	3,695,413
Okta, Inc.(a)	2,591	240,911
Oracle Corp. Japan	2,098	158,585
Palo Alto Networks, Inc.(a)	3,147	915,431
Pure Storage, Inc.(a)	5,186	261,374
Qualys, Inc.(a)	606	99,329
Rapid7, Inc.(a)	1,017	45,562
Seagate Technology Holdings PLC	3,439	295,443
Semtech Corp.(a)	1,055	39,689
SentinelOne, Inc. - Class A(a)	4,070	85,999
Snowflake, Inc.(a)	5,405	838,856
SolarWinds Corp.	2,722	29,996
Super Micro Computer, Inc.(a)	918	788,378
Telefonaktiebolaget LM Ericsson - Class B	50,437	258,345
Tenable Holdings, Inc.(a)	1,926	86,612
Teradata Corp.(a)	1,615	59,917
Trend Micro, Inc.	2,304	114,347
Varonis Systems, Inc.(a)	1,784	78,050
Western Digital Corp.(a)	5,322	376,957

The accompanying notes are an integral part of the financial statements.

Pacer Data and Digital Revolution ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 100.0% (Continued)

Information Technology — 92.5%(b) (Continued)
Zscaler, Inc.(a)	2,434	$420,936
		26,687,540
TOTAL COMMON STOCKS (Cost $27,219,596)		28,810,486

TOTAL INVESTMENTS — 100.0% (Cost $27,219,596)		28,810,486
Other Assets in Excess of Assets — 0.0%(c)		1,551
TOTAL NET ASSETS — 100.0%		$28,812,037

Percentages are stated as a percent of net assets.

NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima
(a)	Non-income producing security.
(b)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	Represents less than 0.05% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer Industrials and Logistics ETF

SCHEDULE OF INVESTMENTS
April 30, 2024

	Shares	Value
COMMON STOCKS — 97.4%

Energy — 0.1%
SFL Corp. Ltd.	100	$1,333

Health Care — 0.1%
CryoPort, Inc.(a)	36	583

Industrials — 84.9%(b)
Air Transport Services Group, Inc.(a)	49	628
AP Moller - Maersk AS - Class B	5	7,304
ArcBest Corp.	17	1,885
ATS Corp.(a)	72	2,374
AutoStore Holdings Ltd.(a)(c)	2,501	3,613
AZ-COM MARUWA Holdings, Inc.	104	802
Canadian National Railway Co.	518	63,000
Canadian Pacific Kansas City Ltd.	751	59,037
Cargojet, Inc.	13	1,164
Cargotec Oyj - Class B(a)	40	3,165
CH Robinson Worldwide, Inc.	85	6,035
China Merchants Port Holdings Co. Ltd.	3,062	4,056
Cia de Distribucion Integral Logista Holdings SA	97	2,651
Clarkson PLC	22	1,070
COSCO SHIPPING Holdings Co. Ltd. - Class H	2,417	3,140
COSCO SHIPPING Ports Ltd.	2,599	1,602
Costamare, Inc.	91	1,090
CSX Corp.	1,594	52,953
D/S Norden AS	25	1,059
Daifuku Co. Ltd.	277	5,742
Danaos Corp.	15	1,148
Deutsche Post AG	904	37,949
Dfds AS	43	1,320
DSV AS	160	22,887
Expeditors International of Washington, Inc.	108	12,021
FedEx Corp.	183	47,906
Forward Air Corp.	20	440
Full Truck Alliance Co. Ltd. - ADR	696	5,993
Golden Ocean Group Ltd.	146	2,057
GXO Logistics, Inc.(a)	87	4,320
Hapag-Lloyd AG(c)	128	23,609
Heartland Express, Inc.	60	596
Hoegh Autoliners ASA	139	1,471
International Container Terminal Services, Inc.	1,482	8,492
International Distributions Services PLC(a)	697	2,362
Interroll Holding AG	1	3,238
JB Hunt Trasport Services, Inc.	76	12,355

	Shares	Value
Industrials — 84.9%(b) (Continued)
JD Logistics, Inc.(a)(c)	4,828	$5,278
Kamigumi Co. Ltd.	82	1,775
Kardex Holding AG	6	1,596
Kawasaki Kisen Kaisha Ltd.	549	7,714
KION Group AG	96	4,453
Kirby Corp.(a)	43	4,693
Knight-Swift Transportation Holdings, Inc.	118	5,455
Kuehne + Nagel International AG	88	23,383
Landstar System, Inc.	27	4,709
Mainfreight Ltd.	73	2,937
Marten Transport Ltd.	59	998
Matson, Inc.	27	2,910
Mitsubishi Logistics Corp.	60	1,998
Mitsui OSK Lines Ltd.	264	8,371
Mullen Group Ltd.	69	642
NEXTracker, Inc. - Class A(a)	100	4,279
Nippon Yusen KK	372	10,557
Nishi-Nippon Railroad Co. Ltd.	58	906
Norfolk Southern Corp.	166	38,233
NTG Nordic Transport Group AS(a)	17	691
Old Dominion Freight Line, Inc.	160	29,074
Orient Overseas International Ltd.	482	7,044
Pacific Basin Shipping Ltd.	3,839	1,335
Rockwell Automation, Inc.	84	22,761
RXO, Inc.(a)	85	1,607
Ryder System, Inc.	33	4,021
Saia, Inc.(a)	20	7,937
Sankyu, Inc.	45	1,564
Schneider National, Inc. - Class B	68	1,406
Seino Holdings Co. Ltd.	137	1,841
SG Holdings Co. Ltd.	467	5,474
SITC International Holdings Co. Ltd.	1,957	4,264
Star Bulk Carriers Corp.	68	1,654
Sumitomo Warehouse Co. Ltd.	58	963
Svitzer AS(a)	10	337
Symbotic, Inc.(a)	68	2,623
TFI International, Inc.	63	8,221
Toyota Industries Corp.	238	22,731
Transcoal Pacific Tbk PT	3,647	1,906
Union Pacific Corp.	441	104,589
United Parcel Service, Inc. - Class B	583	85,981
Wallenius Wilhelmsen ASA	309	3,142
Werner Enterprises, Inc.	46	1,573
XPO Inc.(a)	85	9,134
Yamato Holdings Co. Ltd.	277	3,674
Yaskawa Electric Corp.	195	8,154

The accompanying notes are an integral part of the financial statements.

Pacer Industrials and Logistics ETF

SCHEDULE OF INVESTMENTS
April 30, 2024 (Continued)

	Shares	Value
COMMON STOCKS — 97.4% (Continued)

Industrials — 84.9%(b) (Continued)
ZIM Integrated Shipping Services Ltd.	91	$1,206
ZTO Express Cayman, Inc.	443	9,448
		895,776

Information Technology – 12.3%
Celestica, Inc.(a)	87	3,775
Cognex Corp.	126	5,235
Flex Ltd.(a)	307	8,796
Sanmina Corp.(a)	41	2,487
SAP SE	605	109,779
		130,072
TOTAL COMMON STOCKS (Cost $962,997)		1,027,764

EXCHANGE TRADED FUNDS — 2.3%
iShares MSCI Brazil ETF	238	7,385
iShares MSCI South Korea ETF	182	11,475
iShares MSCI UAE ETF	390	5,589
TOTAL EXCHANGE TRADED FUNDS (Cost $25,056)		24,449

TOTAL INVESTMENTS — 99.7% (Cost $988,053)		1,052,213
Other Assets in Excess of Liabilities — 0.3%		3,151
TOTAL NET ASSETS — 100.0%		$1,055,364

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

AG - Aktiengesellschaft

ASA - Advanced Subscription Agreement

PLC - Public Limited Company

SA - Sociedad Anónima

(a)	Non-income producing security.
(b)

To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of April 30, 2024, the value of these securities total $32,500 or 3.1% of the Fund’s net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2024

	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot® 100 ETF	Pacer Trendpilot® European Index ETF	Pacer Trendpilot® International ETF
ASSETS
Investments in Securities, at Value* ^	$2,713,301,919	$470,902,522	$1,528,055,489	$45,357,824	$182,752,307
Cash	2,001,186	213,810	18,709,528	20,213	146,110
Interest and Dividends Receivable	1,574,571	133,142	102,668	516,858	943,138
Receivable for Fund Shares Sold	4,653,140	—	—	—	—
Securities Lending Income Receivable	6,661	8,301	15,534	5,331	10,171
Total Assets	2,721,537,477	471,257,775	1,546,883,219	45,900,226	183,851,726

LIABILITIES
Management Fees Payable	1,302,830	193,108	631,785	21,603	80,940
Payable to Custodian	—	—	—	185	703
Payable for Investment Securities Purchased	4,640,986	—	—	—	—
Collateral Received For Securities Loaned (See Note 5)	95,811,917	86,595,764	364,781,969	5,787,866	33,098,496
Total Liabilities	101,755,733	86,788,872	365,413,754	5,809,654	33,180,139

NET ASSETS	$2,619,781,744	$384,468,903	$1,181,469,465	$40,090,572	$150,671,587

NET ASSETS CONSIST OF:
Paid-in Capital	$2,519,886,791	$483,462,277	$1,055,768,405	$86,306,186	$157,911,871
Total Distributable Earnings (Accumulated Deficit)	99,894,953	(98,993,374)	125,701,060	(46,215,614)	(7,240,284)
Net Assets	$2,619,781,744	$384,468,903	$1,181,469,465	$40,090,572	$150,671,587
* Identified Cost:
Investments in Securities	$2,302,810,323	$438,957,753	$1,378,583,606	$42,404,959	$164,469,215
^ Includes Loaned Securities with a value of	92,102,045	82,949,350	357,002,972	5,470,347	31,864,146

Net Asset Value:
Net Assets	$2,619,781,744	$384,468,903	$1,181,469,465	$40,090,572	$150,671,587
Shares Outstanding (No Par Value)	57,200,000	11,350,000	17,600,000	1,550,000	5,350,000
Net Asset Value, Offering and Redemption Price per Share	$45.80	$33.87	$67.13	$25.86	$28.16

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2024

	Pacer Trendpilot® US Bond ETF	Pacer Trendpilot® Fund of Funds ETF	Pacer US Cash Cows 100 ETF	Pacer US Small Cap Cash Cows 100 ETF	Pacer Global Cash Cows Dividend ETF
ASSETS
Investments in Unaffiliated Securities, at Value*	$196,383,961	$—	$23,678,428,474	$10,369,895,675	$2,131,939,129
Investments in Affiliated Securities, at Value*	—	50,224,393	—	—	—
Interest and Dividends Receivable	2,952,636	72,902	21,062,976	4,480,890	14,106,753
Receivable for Fund Shares Sold	—	—	86,093,450	65,666,840	—
Receivable for Investment Securities Sold	2,864,044	—	—	—	—
Cash	2,433,694	2,951	30,055,129	4,692,146	3,763,438
Securities Lending Income Receivable	9,887	—	94,450	96,212	35,570
Total Assets	204,644,222	50,300,246	23,815,734,479	10,444,831,763	2,149,844,890

LIABILITIES
Management Fees Payable	88,156	6,259	9,134,157	4,600,949	947,922
Payable for Investment Securities Purchased	4,554,391	—	85,676,696	65,487,893	—
Other Payable	—	—	—	—	—
Payable for Fund Shares Redeemed	—	—	—	—	—
Payable for Distributions to Shareholders	1,275,405	—	—	—	—
Collateral Received For Securities Loaned (See Note 5)	20,705,300	—	1,079,037,899	975,050,215	232,196,500
Payable to Custodian	—	—	—	1,514	16,991
Total Liabilities	26,623,252	6,259	1,173,848,752	1,045,140,571	233,161,413

NET ASSETS	$178,020,970	$50,293,987	$22,641,885,727	$9,399,691,192	$1,916,683,477

NET ASSETS CONSIST OF:
Paid-in Capital	$438,292,660	$49,324,166	$21,449,730,556	$9,182,729,451	$1,898,648,062
Total Distributable Earnings (Accumulated Deficit)	(260,271,690)	969,821	1,192,155,171	216,961,741	18,035,415
Net Assets	$178,020,970	$50,293,987	$22,641,885,727	$9,399,691,192	$1,916,683,477
* Identified Cost:
Investments in Unaffiliated Securities	$195,462,514	$—	$21,766,587,747	$10,083,705,802	$2,069,556,409
Investments in Affiliated Securities	—	48,454,535	—	—	—
Foreign Currencies	—	—	—	—	—
^ Includes Loaned Securities with a value of	20,158,891	—	1,034,824,542	918,208,256	221,424,115

Net Asset Value:
Net Assets	$178,020,970	$50,293,987	$22,641,885,727	$9,399,691,192	$1,916,683,477
Shares Outstanding (No Par Value)	8,900,000	1,650,000	413,000,000	205,100,000	56,100,000
Net Asset Value, Offering and Redemption Price per Share	$20.00	$30.48	$54.82	$45.83	$34.17

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2024

	Pacer Developed Markets International Cash Cows 100 ETF	Pacer Emerging Markets Cash Cows 100 ETF	Pacer US Large Cap Cash Cows Growth Leaders ETF	Pacer US Small Cap Cash Cows Growth Leaders ETF	Pacer US Cash Cows Growth ETF
ASSETS
Investments in Securities, at Value* ^	$1,515,151,525	$96,363,374	$120,176,752	$9,164,783	$53,405,982
Interest and Dividends Receivable	9,483,926	430,747	46,321	2,418	13,097
Cash	1,419,505	349,640	128,404	7,251	26,017
Receivable for Fund Shares Sold	—	—	1,855,708	—	—
Securities Lending Income Receivable	82,278	164	—	—	545
Total Assets	1,526,137,234	97,143,925	122,207,185	9,174,452	53,445,641

LIABILITIES
Management Fees Payable	726,909	53,001	48,159	4,193	23,110
Payable to Custodian	4,672	1	—	—	1
Payable for Investment Securities Purchased	—	—	1,816,931	—	—
Collateral Received For Securities Loaned (See Note 5)	120,207,214	4,543	—	—	7,010,900
Total Liabilities	120,938,795	57,545	1,865,090	4,193	7,034,011

NET ASSETS	$1,405,198,439	$97,086,380	$120,342,095	$9,170,259	$46,411,630

NET ASSETS CONSIST OF:
Paid-in Capital	$1,346,578,654	$94,449,939	$119,604,198	$9,306,316	$46,665,067
Total Distributable Earnings (Accumulated Deficit)	58,619,785	2,636,441	737,897	(136,057)	(253,437)
Net Assets	$1,405,198,439	$97,086,380	$120,342,095	$9,170,259	$46,411,630
* Identified Cost:
Investments in Securities	$1,452,673,281	$90,591,950	$117,436,409	$9,132,777	$48,816,364
^ Includes Loaned Securities with a value of	114,713,940	4,215	—	—	6,709,378

Net Asset Value:
Net Assets	$1,405,198,439	$97,086,380	$120,342,095	$9,170,259	$46,411,630
Shares Outstanding (No Par Value)	44,500,000	4,750,000	4,900,000	400,000	1,150,000
Net Asset Value, Offering and Redemption Price per Share	$31.58	$20.44	$24.56	$22.93	$40.36

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2024

	Pacer Cash Cows Fund of Funds ETF	Pacer WealthShield ETF	Pacer Industrial Real Estate ETF	Pacer Data & Infrastructure Real Estate ETF	Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index ETF
ASSETS
Investments in Unaffiliated Securities, at Value* ^	$—	$23,335,648	$208,591,696	$446,924,878	$46,783,189
Investments in Affiliated Securities, at Value*	94,036,120	—	—	—	—
Receivable for Fund Shares Sold	—	—	—	—	28,483,050
Cash	12,886	15,917	230,623	853,511	4,419
Interest and Dividends Receivable	55	5,112	661,809	2,827	17,560
Receivable for Investment Securities Sold	—	3,705,048	—	1,247,130	66,751,022
Securities Lending Income Receivable	—	1,513	2,224	10,583	731
Total Assets	94,049,061	27,063,238	209,486,352	449,038,929	142,039,971

LIABILITIES
Management Fees Payable, net of waiver, if any	11,639	9,877	92,901	197,933	21,055
Payable to Custodian	—	—	—	—	—
Payable for Investment Securities Purchased	—	3,528,797	—	—	67,552,989
Payable for Fund Shares Redeemed	—	—	—	1,316,130	27,969,825
Collateral Received For Securities Loaned (See Note 5)	—	4,078,068	14,624,834	26,363,358	7,355,777
Total Liabilities	11,639	7,616,742	14,717,735	27,877,421	102,899,646

NET ASSETS	$94,037,422	$19,446,496	$194,768,617	$421,161,508	$39,140,325

NET ASSETS CONSIST OF:
Paid-in Capital	$86,958,279	$46,369,917	$276,632,899	$785,645,701	$66,552,412
Total Distributable Earnings (Accumulated Deficit)	7,079,143	(26,923,421)	(81,864,282)	(364,484,193)	(27,412,087)
Net Assets	$94,037,422	$19,446,496	$194,768,617	$421,161,508	$39,140,325
* Identified Cost:
Investments in Unaffiliated Securities	$—	$22,284,252	$227,766,634	$539,897,563	$46,791,586
Investments in Affiliated Securities	86,738,838	—	—	—	—
Foreign Currencies	—	—	—	—	—
^ Includes Loaned Securities with a value of	—	3,914,706	14,135,307	24,975,033	7,028,954

Net Asset Value:
Net Assets	$94,037,422	$19,446,496	$194,768,617	$421,161,508	$39,140,325
Shares Outstanding (No Par Value)	2,500,000	700,000	5,500,000	16,000,000	1,050,000
Net Asset Value, Offering and Redemption Price per Share	$37.61	$27.78	$35.41	$26.32	$37.28

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2024

	Pacer CSOP FTSE China A50 ETF	Pacer BioThreat Strategy ETF	Pacer Lunt Large Cap Alternator ETF	Pacer Lunt Midcap Multi-Factor Alternator ETF	Pacer Lunt Large Cap Multi-Factor Alternator ETF
ASSETS
Investments in Securities, at Value* ^	$4,410,888	$3,919,008	$269,390,895	$68,327,842	$305,914,517
Cash	29,242	2,047	352,388	46,180	202,454
Foreign Currency at Value*	5,830	—	—	—	—
Interest and Dividends Receivable	78	3,827	301,903	14,097	186,056
Receivable for Fund Shares Sold	—	—	—	—	2,254,540
Receivable for Investment Securities Sold	—	—	1,688,649	—	—
Securities Lending Income Receivable	—	74	1,256	1,105	714
Total Assets	4,446,038	3,924,956	271,735,091	68,389,224	308,558,281

LIABILITIES
Management Fees Payable	2,488	1,996	130,178	27,284	148,821
Payable for Fund Shares Redeemed	—	—	1,699,535	—	—
Payable for Investment Securities Purchased	—	—	—	—	2,227,426
Collateral Received For Securities Loaned (See Note 5)	—	477,840	13,275,747	12,553,301	9,103,620
Total Liabilities	2,488	479,836	15,105,460	12,580,585	11,479,867

NET ASSETS	$4,443,550	$3,445,120	$256,629,631	$55,808,639	$297,078,414

NET ASSETS CONSIST OF:
Paid-in Capital	$6,806,415	$3,839,043	$521,003,247	$61,485,121	$331,796,535
Total Distributable Earnings (Accumulated Deficit)	(2,362,865)	(393,923)	(264,373,616)	(5,676,482)	(34,718,121)
Net Assets	$4,443,550	$3,445,120	$256,629,631	$55,808,639	$297,078,414
* Identified Cost:
Investments in Securities	$4,417,579	$4,231,601	$268,879,893	$65,433,706	$291,036,650
Foreign Cash	5,781	—	—	—	—
^ Includes Loaned Securities with a value of	—	468,102	12,912,764	12,025,500	8,720,282

Net Asset Value:
Net Assets	$4,443,550	$3,445,120	$256,629,631	$55,808,639	$297,078,414
Shares Outstanding (No Par Value)	305,882	100,000	7,550,000	1,300,000	6,700,000
Net Asset Value, Offering and Redemption Price per Share	$14.53	$34.45	$33.99	$42.93	$44.34

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2024

	Pacer US Export Leaders ETF	Pacer Pacific Asset Floating Rate High Income ETF	Pacer Industrials and Logistics ETF	Pacer Data and Digital Revolution ETF
ASSETS
Investments in Securities, at Value* ^	$68,151,991	$237,991,800	$1,052,213	$28,810,486
Cash	35,808	35,714,429	1,107	10,126
Interest and Dividends Receivable	14,422	1,367,747	2,577	6,002
Receivable for Investment Securities Sold	—	2,489,819	—	—
Securities Lending Income Receivable	678	—	—	—
Total Assets	68,202,899	277,563,795	1,055,897	28,826,614

LIABILITIES
Management Fees Payable	30,102	114,839	533	14,577
Payable for Investment Securities Purchased	—	27,096,875	—	—
Payable for Distributions to Shareholders	—	1,930,416	—	—
Other Payables	—	58	—	—
Collateral Received For Securities Loaned (See Note 5)	6,978,588	—	—	—
Total Liabilities	7,008,690	29,142,188	533	14,577

NET ASSETS	$61,194,209	$248,421,607	$1,055,364	$28,812,037

NET ASSETS CONSIST OF:
Paid-in Capital	$57,369,845	$248,807,504	$994,800	$27,164,006
Total Distributable Earnings (Accumulated Deficit)	3,824,364	(385,897)	60,564	1,648,031
Net Assets	$61,194,209	$248,421,607	$1,055,364	$28,812,037
* Identified Cost:
Investments in Securities	$63,032,671	$235,286,700	$988,053	$27,219,596
^ Includes Loaned Securities with a value of	6,619,824	—	—	—

Net Asset Value:
Net Assets	$61,194,209	$248,421,607	$1,055,364	$28,812,037
Shares Outstanding (No Par Value)	1,300,000	5,230,000	40,000	720,000
Net Asset Value, Offering and Redemption Price per Share	$47.07	$47.50	$26.38	$40.02

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2024

	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot® 100 ETF	Pacer Trendpilot® European Index ETF	Pacer Trendpilot® International ETF
INVESTMENT INCOME
Income:
Dividends*	$35,528,227	$4,902,960	$5,255,183	$1,138,566	$3,999,724
Interest	1,241,498	3,919,489	23,776,882	209,552	141,724
Securities Lending Income	147,090	118,924	298,406	33,897	106,607
Total Investment Income	36,916,815	8,941,373	29,330,471	1,382,015	4,248,055

Expenses:
Management fees	13,982,346	2,305,346	6,590,916	269,191	909,940
Total Expenses	13,982,346	2,305,346	6,590,916	269,191	909,940
Net Investment Income (Loss)	22,934,469	6,636,027	22,739,555	1,112,824	3,338,115

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments	24,698,299	(10,274,454)	16,081,009	2,373,843	(2,765,729)
Net Realized Gain (Loss) on In-Kind Redemptions	15,477,025	2,724,049	44,843,094	(230,162)	1,017,901
Net Realized Gain (Loss) on Foreign Currency	—	—	—	(30,814)	(292,267)
Total	40,175,324	(7,550,405)	60,924,103	2,112,867	(2,040,095)
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments	361,242,587	25,933,702	110,295,271	(3,351,995)	8,680,833
Change in Unrealized Appreciation (Depreciation) on Foreign Currency	—	—	—	(5,987)	(3,797)
Total	361,242,587	25,933,702	110,295,271	(3,357,982)	8,677,036
Net Realized and Unrealized Gain (Loss) on Investments	401,417,911	18,383,297	171,219,374	(1,245,115)	6,636,941
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$424,352,380	$25,019,324	$193,958,929	$(132,291)	$9,975,056

* Net of fees and foreign witholding tax of	$9,407	$—	$11,501	$207,551	$463,429

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2024

	Pacer Trendpilot® US Bond ETF	Pacer Trendpilot® Fund of Funds ETF	Pacer US Cash Cows 100 ETF	Pacer US Small Cap Cash Cows 100 ETF	Pacer Global Cash Cows Dividend ETF
INVESTMENT INCOME
Income:
Dividends from Unaffiliated Investments*	$—	$—	$433,946,484	$90,466,399	$101,020,626
Dividends from Affiliated Investments	—	1,412,825	—	—	—
Interest	14,526,835	2,194	1,078,375	400,884	249,939
Securities Lending Income	110,429	—	6,569,512	1,061,102	540,462
Total Investment Income	14,637,264	1,415,019	441,594,371	91,928,385	101,811,027

Expenses:
Management fees	1,148,708	76,582	81,733,134	30,298,102	10,482,068
Total Expenses	1,148,708	76,582	81,733,134	30,298,102	10,482,068
Net Investment Income (Loss)	13,488,556	1,338,437	359,861,237	61,630,283	91,328,959

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments in Unaffiliated Securities	(3,367,547)	—	105,510,823	143,876,508	5,787,205
Net Realized Gain (Loss) on Investments in Affiliated Securities	—	67,918	—	—	—
Net Realized Gain (Loss) on In-Kind Redemptions	444,405	1,420,611	902,699,272	220,578,371	10,477,781
Net Realized Gain (Loss) on Foreign Currency	(1,014)	—	—	—	21,816
Total	(2,924,156)	1,488,529	1,008,210,095	364,454,879	16,286,802
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments in Unaffiliated Securities	53,799	—	1,597,970,731	263,449,038	2,827,232
Change in Unrealized Appreciation (Depreciation) on Investments in Affiliated Securities	—	3,174,313	—	—	—
Change in Unrealized Appreciation (Depreciation) on Foreign Currency	—	—	—	—	(111,871)
Total	53,799	3,174,313	1,597,970,731	263,449,038	2,715,361
Net Realized and Unrealized Gain (Loss) on Investments	(2,870,357)	4,662,842	2,606,180,826	627,903,917	19,002,163
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,618,199	$6,001,279	$2,966,042,063	$689,534,200	$110,331,122

* Net of fees and foreign witholding tax of	$—	$—	$—	$—	$6,397,673

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2024

	Pacer Developed Markets International Cash Cows 100 ETF	Pacer Emerging Markets Cash Cows 100 ETF	Pacer US Large Cap Cash Cows Growth Leaders ETF	Pacer US Small Cap Cash Cows Growth Leaders ETF	Pacer US Cash Cows Growth ETF
INVESTMENT INCOME
Income:
Dividends*	$41,967,871	$4,223,621	$520,017	$46,613	$837,163
Interest	103,851	10,370	3,971	279	2,661
Securities Lending Income	601,699	7,377	—	—	9,947
Total Investment Income	42,673,421	4,241,368	523,988	46,892	849,771

Expenses:
Management fees	6,099,594	495,512	251,991	23,329	239,650
Total Expenses	6,099,594	495,512	251,991	23,329	239,650
Net Investment Income (Loss)	36,573,827	3,745,856	271,997	23,563	610,121

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments	7,489,128	(1,399,125)	(1,980,209)	(185,190)	(1,761,637)
Net Realized Gain (Loss) on In-Kind Redemptions	22,708,144	—	4,356,668	508,608	2,435,139
Net Realized Gain (Loss) on Foreign Currency	(1,626,967)	(66,421)	—	—	—
Total	28,570,305	(1,465,546)	2,376,459	323,418	673,502
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments	33,759,840	5,996,909	2,806,401	32,006	5,645,580
Change in Unrealized Appreciation (Depreciation) on Foreign Currency	(196,597)	(6,454)	—	—	—
Total	33,563,243	5,990,455	2,806,401	32,006	5,645,580
Net Realized and Unrealized Gain (Loss) on Investments	62,133,548	4,524,909	5,182,860	355,424	6,319,082
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$98,707,375	$8,270,765	$5,454,857	$378,987	$6,929,203

* Net of fees and foreign witholding tax of	$4,686,757	$545,107	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2024

	Pacer Cash Cows Fund of Funds ETF	Pacer WealthShield ETF	Pacer Industrial Real Estate ETF	Pacer Data & Infrastructure Real Estate ETF	Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index ETF
INVESTMENT INCOME
Income:
Dividends from Unaffiliated Investments*	$—	$133,517	$7,467,377	$16,182,070	$895,039
Dividends from Affiliated Investments	2,029,260	—	—	—	—
Interest	2,392	362,057	18,864	64,188	1,701
Securities Lending Income	—	8,558	34,488	221,287	12,489
Total Investment Income	2,031,652	504,132	7,520,729	16,467,545	909,229

Expenses:
Management fees	108,853	149,652	1,244,890	3,208,645	309,308
Total Expenses	108,853	149,652	1,244,890	3,208,645	309,308
Fees waived by adviser	—	—	(103,741)	(267,387)	—
Net Expenses	108,853	149,652	1,141,149	2,941,258	309,308
Net Investment Income (Loss)	1,922,799	354,480	6,379,580	13,526,287	599,921

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments in Unaffiliated Securities	—	(990,005)	(5,489,100)	(74,215,912)	(8,977,617)
Net Realized Gain (Loss) on Investments in Affiliated Securities	(84,756)	—	—	—	—
Net Realized Gain (Loss) on In-Kind Redemptions	2,561,250	506,058	637,413	(8,036,393)	7,698,818
Net Realized Gain (Loss) on Foreign Currency	—	—	(5,512)	34,308	—
Capital Gain Distributions from Underlying Holdings	—	—	2,224	—	—
Total	2,476,494	(483,947)	(4,854,975)	(82,217,997)	(1,278,799)
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments in Unaffiliated Securities	—	1,055,852	(22,857,946)	19,546,736	(1,964)
Change in Unrealized Appreciation (Depreciation) on Investments in Affiliated Securities	6,775,878	—	—	—	—
Change in Unrealized Appreciation (Depreciation) on Foreign Currency	—	—	(19,196)	(4,772)	—
Total	6,775,878	1,055,852	(22,877,142)	19,541,964	(1,964)
Net Realized and Unrealized Gain (Loss) on Investments	9,252,372	571,905	(27,732,117)	(62,676,033)	(1,280,763)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,175,171	$926,385	$(21,352,537)	$(49,149,746)	$(680,842)

* Net of fees and foreign witholding tax of	$—	$74	$321,798	$801,634	$236

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2024

	Pacer CSOP FTSE China A50 ETF	Pacer Biothreat Strategy ETF	Pacer Lunt Large Cap Alternator ETF	Pacer Lunt Midcap Multi Factor Alternator ETF	Pacer Lunt Large Cap Multi Factor Alternator ETF
INVESTMENT INCOME
Income:
Dividends*	$133,277	$61,114	$8,837,242	$493,616	$3,683,963
Interest	1,009	223	29,718	2,094	13,942
Securities Lending Income	—	1,389	67,428	16,383	22,343
Total Investment Income	134,286	62,726	8,934,388	512,093	3,720,248

Expenses:
Management fees	30,882	25,886	2,981,059	242,632	1,544,517
Tax Expense	188	—	—	—	—
Total Expenses	31,070	25,886	2,981,059	242,632	1,544,517
Net Investment Income (Loss)	103,216	36,840	5,953,329	269,461	2,175,731

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments	(266,361)	(112,225)	(127,277,099)	2,443,017	5,188,639
Net Realized Gain (Loss) on In-Kind Redemptions	—	370,838	14,731,884	5,144,555	48,417,971
Net Realized Gain (Loss) on Foreign Currency	(678)	—	—	—	—
Total	(267,039)	258,613	(112,545,215)	7,587,572	53,606,610
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments	(213,954)	314,969	67,003,760	2,268,321	5,460,211
Change in Unrealized Appreciation (Depreciation) on Foreign Currency	36	—	—	—	—
Total	(213,918)	314,969	67,003,760	2,268,321	5,460,211
Net Realized and Unrealized Gain (Loss) on Investments	(480,957)	573,582	(45,541,455)	9,855,893	59,066,821
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(377,741)	$610,422	$(39,588,126)	$10,125,354	$61,242,552

* Net of fees and foreign witholding tax of	$14,837	$788	$10,528	$—	$—

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2024

	Pacer US Export Leaders ETF	Pacer Pacific Asset Floating Rate High Income ETF	Pacer Industrials and Logistics ETF	Pacer Data and Digital Revolution ETF
INVESTMENT INCOME
Income:
Dividends*	$440,431	$80,299	$29,767	$86,916
Interest	2,061	14,815,443	77	819
Securities Lending Income	8,899	—	—	—
Total Investment Income	451,391	14,895,742	29,844	87,735

Expenses:
Management fees	251,922	927,275	6,257	60,137
Tax Expense	—	—	—	100
Total Expenses	251,922	927,275	6,257	60,237
Net Investment Income (Loss)	199,469	13,968,467	23,587	27,498

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Net Realized Gain (Loss) on Investments	(1,014,526)	608,118	(638,994)	36,073
Net Realized Gain (Loss) on In-Kind Redemptions	3,259,712	—	637,413	115,344
Net Realized Gain (Loss) on Foreign Currency	—	—	(272)	(216)
Total	2,245,186	608,118	(1,853)	151,201
Net Change in Unrealized Appreciation (Depreciation) of:
Change in Unrealized Appreciation (Depreciation) on Investments	4,469,723	4,276,383	53,500	1,590,745
Change in Unrealized Appreciation (Depreciation) on Foreign Currency	—	—	(43)	(68)
Total	4,469,723	4,276,383	53,457	1,590,677
Net Realized and Unrealized Gain (Loss) on Investments	6,714,909	4,884,501	51,604	1,741,878
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,914,378	$18,852,968	$75,191	$1,769,376

* Net of fees and foreign witholding tax of	$239	$—	$3,632	$—

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Trendpilot® US Large Cap ETF		Pacer Trendpilot® US Mid Cap ETF
	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
OPERATIONS
Net Investment Income (Loss)	$22,934,469	$35,149,499	$6,636,027	$5,157,936
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	40,175,324	(2,146,942)	(7,550,405)	(38,006,691)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	361,242,587	49,274,263	25,933,702	5,998,134
Net Increase (Decrease) in Net Assets Resulting from Operations	424,352,380	82,276,820	25,019,324	(26,850,621)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(28,840,382)	(26,415,381)	(7,000,000)	(3,237,926)
Total Distributions to Shareholders	(28,840,382)	(26,415,381)	(7,000,000)	(3,237,926)

CAPITAL SHARE TRANSACTION
Proceeds from Shares Sold	269,651,410	521,811,485	31,186,025	170,960,965
Payments for Shares Redeemed	(84,990,400)	(379,307,265)	(54,988,860)	(192,513,530)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	184,661,010	142,504,220	(23,802,835)	(21,552,565)
Net Increase (Decrease) in Net Assets	$580,173,008	198,365,659	$(5,783,511)	$(51,641,112)

NET ASSETS
Beginning of Year	$2,039,608,736	$1,841,243,077	$390,252,414	$441,893,526
End of Year	$2,619,781,744	$2,039,608,736	$384,468,903	$390,252,414

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	6,400,000	13,850,000	950,000	5,200,000
Redemptions	(2,000,000)	(10,100,000)	(1,700,000)	(5,900,000)
Net Increase (Decrease)	4,400,000	3,750,000	(750,000)	(700,000)

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Trendpilot® 100 ETF		Pacer Trendpilot® European Index ETF
	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
OPERATIONS
Net Investment Income (Loss)	$22,739,555	$6,417,380	$1,112,824	$659,133
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	60,924,103	(933,181)	2,112,867	390,928
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	110,295,271	39,195,084	(3,357,982)	6,339,180
Net Increase (Decrease) in Net Assets Resulting from Operations	193,958,929	44,679,283	(132,291)	7,389,241

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(15,996,062)	(4,142,394)	(1,192,866)	(273,384)
Total Distributions to Shareholders	(15,996,062)	(4,142,394)	(1,192,866)	(273,384)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	409,358,020	64,757,685	7,865,625	12,499,820
Payments for Shares Redeemed	(156,776,250)	(43,185,630)	(10,293,245)	(21,697,145)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	252,581,770	21,572,055	(2,427,620)	(9,197,325)
Net Increase (Decrease) in Net Assets	$430,544,637	$62,108,944	$(3,752,777)	$(2,081,468)

NET ASSETS
Beginning of Year	$750,924,828	$688,815,884	$43,843,349	$45,924,817
End of Year	$1,181,469,465	$750,924,828	$40,090,572	$43,843,349

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	6,550,000	1,250,000	300,000	550,000
Redemptions	(2,550,000)	(850,000)	(400,000)	(950,000)
Net Increase (Decrease)	4,000,000	400,000	(100,000)	(400,000)

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Trendpilot® International ETF
	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
OPERATIONS
Net Investment Income (Loss)	$3,338,115	$2,167,755
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(2,040,095)	90,195
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	8,677,036	9,646,729
Net Increase (Decrease) in Net Assets Resulting from Operations	9,975,056	11,904,679

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(3,142,461)	(444,569)
Total Distributions to Shareholders	(3,142,461)	(444,569)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	24,192,740	9,090,440
Payments for Shares Redeemed	(5,496,020)	(25,936,275)
Transaction Fees (See Note 1)	1,061	70
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	18,697,781	(16,845,765)
Net Increase (Decrease) in Net Assets	$25,530,376	$(5,385,655)

NET ASSETS
Beginning of Year	$125,141,211	$130,526,866
End of Year	$150,671,587	$125,141,211

(a)	Summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	900,000	350,000
Redemptions	(200,000)	(1,050,000)
Net Increase (Decrease)	700,000	(700,000)

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Trendpilot® US Bond ETF		Pacer Trendpilot® Fund of Funds ETF
	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
OPERATIONS
Net Investment Income (Loss)	$13,488,556	$22,093,968	$1,338,437	$1,024,679
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(2,924,156)	(123,726,526)	1,488,529	1,039,553
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	53,799	39,291,335	3,174,313	(1,480,620)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,618,199	(62,341,223)	6,001,279	583,612

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(13,319,148)	(26,684,806)	(1,304,500)	(942,758)
Total Distributions to Shareholders	(13,319,148)	(26,684,806)	(1,304,500)	(942,758)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	6,142,640	—	1,458,985	1,364,660
Payments for Shares Redeemed	(57,768,460)	(628,183,340)	(8,680,450)	(12,154,420)
Transaction Fees (See Note 1)	7,524	—	—	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	(51,618,296)	(628,183,340)	(7,221,465)	(10,789,760)
Net Increase (Decrease) in Net Assets	$(54,319,245)	$(717,209,369)	$(2,524,686)	$(11,148,906)

NET ASSETS
Beginning of Year	$232,340,215	$949,549,584	$52,818,673	$63,967,579
End of Year	$178,020,970	$232,340,215	$50,293,987	$52,818,673

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	300,000	—	50,000	50,000
Redemptions	(2,900,000)	(29,200,000)	(300,000)	(450,000)
Net Increase (Decrease)	(2,600,000)	(29,200,000)	(250,000)	(400,000)

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer US Cash Cows 100 ETF		Pacer US Small Cap Cash Cows 100 ETF
	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
OPERATIONS
Net Investment Income (Loss)	$359,861,237	$207,988,150	$61,630,283	$17,791,694
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	1,008,210,095	(591,025,700)	364,454,879	(139,420,421)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	1,597,970,731	321,930,563	263,449,038	87,241,929
Net Increase (Decrease) in Net Assets Resulting from Operations	2,966,042,063	(61,106,987)	689,534,200	(34,386,798)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(341,685,265)	(193,788,560)	(58,323,606)	(16,000,780)
Total Distributions to Shareholders	(341,685,265)	(193,788,560)	(58,323,606)	(16,000,780)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	11,017,493,590	10,511,453,425	7,367,718,520	1,451,823,265
Payments for Shares Redeemed	(4,219,840,280)	(1,591,432,405)	(635,002,345)	(197,346,245)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	6,797,653,310	8,920,021,020	6,732,716,175	1,254,477,020
Net Increase (Decrease) in Net Assets	$9,422,010,108	$8,665,125,473	$7,363,926,769	$1,204,089,442

NET ASSETS
Beginning of Year	$13,219,875,619	$4,554,750,146	$2,035,764,423	$831,674,981
End of Year	$22,641,885,727	$13,219,875,619	$9,399,691,192	$2,035,764,423

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	207,250,000	222,700,000	163,750,000	38,500,000
Redemptions	(77,150,000)	(34,800,000)	(13,600,000)	(5,400,000)
Net Increase (Decrease)	130,100,000	187,900,000	150,150,000	33,100,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Global Cash Cows Dividend ETF
	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
OPERATIONS
Net Investment Income (Loss)	$91,328,959	$52,787,500
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	16,286,802	(6,077,033)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	2,715,361	56,617,021
Net Increase (Decrease) in Net Assets Resulting from Operations	110,331,122	103,327,488

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(103,433,974)	(33,617,374)
Total Distributions to Shareholders	(103,433,974)	(33,617,374)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	372,460,780	1,227,571,200
Payments for Shares Redeemed	(42,288,465)	(69,174,060)
Transaction Fees (See Note 1)	53,609	150,678
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	330,225,924	1,158,547,818
Net Increase (Decrease) in Net Assets	$337,123,072	$1,228,257,932

NET ASSETS
Beginning of Year	$1,579,560,405	$351,302,473
End of Year	$1,916,683,477	$1,579,560,405

(a)	Summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	11,100,000	37,750,000
Redemptions	(1,250,000)	(2,200,000)
Net Increase (Decrease)	9,850,000	35,550,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Developed Markets International Cash Cows 100 ETF		Pacer Emerging Markets Cash Cows 100 ETF
	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
OPERATIONS
Net Investment Income (Loss)	$36,573,827	$12,211,358	$3,745,856	$1,385,535
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	28,570,305	(13,922,605)	(1,465,546)	(2,008,425)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	33,563,243	33,122,204	5,990,455	1,455,641
Net Increase (Decrease) in Net Assets Resulting from Operations	98,707,375	31,410,957	8,270,765	832,751

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(31,659,355)	(7,687,068)	(3,557,922)	(973,073)
Total Distributions to Shareholders	(31,659,355)	(7,687,068)	(3,557,922)	(973,073)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	847,601,895	419,380,945	37,279,240	44,046,650
Payments for Shares Redeemed	(64,189,830)	—	—	—
Transaction Fees (See Note 1)	154,544	133,089	43,514	74,713
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	783,566,609	419,514,034	37,322,754	44,121,363
Net Increase (Decrease) in Net Assets	$850,614,629	$443,237,923	$42,035,597	$43,981,041

NET ASSETS
Beginning of Year	$554,583,810	$111,345,887	$55,050,783	$11,069,742
End of Year	$1,405,198,439	$554,583,810	$97,086,380	$55,050,783

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	28,000,000	14,850,000	1,900,000	2,350,000
Redemptions	(2,100,000)	—	—	—
Net Increase (Decrease)	25,900,000	14,850,000	1,900,000	2,350,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer US Large Cap Cash Cows Growth Leaders ETF		Pacer US Small Cap Cash Cows Growth Leaders ETF
	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023 (a)	For the Year Ended April 30, 2024 (b)
OPERATIONS
Net Investment Income (Loss)	$271,997	$10,993	$23,563
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	2,376,459	(218,546)	323,418
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	2,806,401	(66,058)	32,006
Net Increase (Decrease) in Net Assets Resulting from Operations	5,454,857	(273,611)	378,987

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(265,559)	(9,399)	(23,563)
Return of Capital	—	—	(93)
Total Distributions to Shareholders	(265,559)	(9,399)	(23,656)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	119,220,635	19,853,740	12,786,183
Payments for Shares Redeemed	(23,638,568)	—	(3,971,255)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (c)	95,582,067	19,853,740	8,814,928
Net Increase (Decrease) in Net Assets	$100,771,365	$19,570,730	$9,170,259

NET ASSETS
Beginning of Period/Year	19,570,730	—	$—
End of Period/Year	$120,342,095	$19,570,730	$9,170,259

(a)	The Fund commenced operations on December 21, 2022. The information presented is for the period from December 21, 2022 to April 30, 2023.

(b)	The Fund commenced operations on May 1, 2023.

(c)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares
Subscriptions	4,950,000	975,000	575,000
Redemptions	(1,025,000)	—	(175,000)
Net Increase (Decrease)	3,925,000	975,000	400,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer US Cash Cows Growth ETF		Pacer Cash Cows Fund of Funds ETF
	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
OPERATIONS
Net Investment Income (Loss)	$610,121	$430,081	$1,922,799	$578,642
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	673,502	(1,986,956)	2,476,494	38,918
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	5,645,580	589,864	6,775,878	1,025,743
Net Increase (Decrease) in Net Assets Resulting from Operations	6,929,203	(967,011)	11,175,171	1,643,303

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(657,918)	(382,192)	(1,930,353)	(584,387)
Capital Gains	—	—	(262)	(117)
Return of Capital	(16,317)	—	(3,388)	(1,841)
Total Distributions to Shareholders	(674,235)	(382,192)	(1,934,003)	(586,345)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	19,194,280	68,710,005	55,741,170	45,528,065
Payments for Shares Redeemed	(17,537,245)	(37,720,425)	(19,563,140)	(6,327,395)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	1,657,035	30,989,580	36,178,030	39,200,670
Net Increase (Decrease) in Net Assets	$7,912,003	$29,640,377	$45,419,198	$40,257,628

NET ASSETS
Beginning of Year	$38,499,627	$8,859,250	$48,618,224	$8,360,596
End of Year	$46,411,630	$38,499,627	$94,037,422	$48,618,224

(a)	Summary of capital share transactions is as follows:
	Shares	Shares	Shares	Shares
Subscriptions	500,000	1,900,000	1,600,000	1,400,000
Redemptions	(450,000)	(1,050,000)	(550,000)	(200,000)
Net Increase (Decrease)	50,000	850,000	1,050,000	1,200,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer WealthShield ETF		Pacer Industrial Real Estate ETF
	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
OPERATIONS
Net Investment Income (Loss)	$354,480	$698,677	$6,379,580	$5,579,107
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(483,947)	(4,406,726)	(4,854,975)	(44,167,991)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	1,055,852	717,354	(22,877,142)	(14,357,291)
Net Increase (Decrease) in Net Assets Resulting from Operations	926,385	(2,990,695)	(21,352,537)	(52,946,175)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(453,354)	(597,772)	(8,470,476)	(6,149,407)
Total Distributions to Shareholders	(453,354)	(597,772)	(8,470,476)	(6,149,407)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	6,713,655	10,773,195	19,804,965	44,461,180
Payments for Shares Redeemed	(12,186,680)	(15,910,675)	(15,145,245)	(150,423,405)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	(5,473,025)	(5,137,480)	4,659,720	(105,962,225)
Net Increase (Decrease) in Net Assets	$(4,999,994)	$(8,725,947)	$(25,163,293)	$(165,057,807)

NET ASSETS
Beginning of Year	$24,446,490	$33,172,437	$219,931,910	$384,989,717
End of Year	$19,446,496	$24,446,490	$194,768,617	$219,931,910

(a)	Summary of capital share transactions is as follows:
	Shares	Shares	Shares	Shares
Subscriptions	250,000	350,000	500,000	1,100,000
Redemptions	(450,000)	(550,000)	(400,000)	(3,750,000)
Net Increase (Decrease)	(200,000)	(200,000)	100,000	(2,650,000)

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Data & Infrastructure Real Estate ETF		Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF
	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
OPERATIONS
Net Investment Income (Loss)	$13,526,287	$23,775,260	$599,921	$845,660
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(82,217,997)	(181,810,261)	(1,278,799)	2,499,877
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	19,541,964	(81,614,201)	(1,964)	22
Net Increase (Decrease) in Net Assets Resulting from Operations	(49,149,746)	(239,649,202)	(680,842)	3,345,559

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(21,236,193)	(18,743,593)	(614,377)	(826,693)
Capital Gains	—	(1,717,631)	—	—
Total Distributions to Shareholders	(21,236,193)	(20,461,224)	(614,377)	(826,693)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	27,266,075	96,006,885	28,483,050	16,851,465
Payments for Shares Redeemed	(236,283,570)	(434,676,185)	(66,727,240)	(21,079,065)
Transaction Fees (See Note 1)	17,332	6,781	—	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	(209,000,163)	(338,662,519)	(38,244,190)	(4,227,600)
Net Increase (Decrease) in Net Assets	$(279,386,102)	$(598,772,945)	$(39,539,409)	$(1,708,734)

NET ASSETS
Beginning of Year	$700,547,610	$1,299,320,555	$78,679,734	$80,388,468
End of Year	$421,161,508	$700,547,610	$39,140,325	$78,679,734

(a)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	950,000	2,950,000	750,000	450,000
Redemptions	(8,550,000)	(14,000,000)	(1,850,000)	(600,000)
Net Increase (Decrease)	(7,600,000)	(11,050,000)	(1,100,000)	(150,000)

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer CSOP FTSE China A50 ETF
	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
OPERATIONS
Net Investment Income (Loss)	$103,216	$111,199
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(267,039)	(452,535)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	(213,918)	(114,924)
Net Increase (Decrease) in Net Assets Resulting from Operations	(377,741)	(456,260)

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(92,239)	(100,794)
Total Distributions to Shareholders	(92,239)	(100,794)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	—	—
Payments for Shares Redeemed	—	(717,525)
Transaction Fees (See Note 1)	—	1
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	—	(717,524)
Net Increase (Decrease) in Net Assets	$(469,980)	$(1,274,578)

NET ASSETS
Beginning of Year	$4,913,530	$6,188,108
End of Year	$4,443,550	$4,913,530

(a)	Summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	—	—
Redemptions	—	(50,000)
Net Increase (Decrease)	—	(50,000)

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Biothreat Strategy ETF		Pacer Lunt Large Cap Alternator ETF
	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
OPERATIONS
Net Investment Income (Loss)	$36,840	$47,043	$5,953,329	$9,373,354
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	258,613	(152,098)	(112,545,215)	(107,696,482)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	314,969	207,677	67,003,760	(45,887,725)
Net Increase (Decrease) in Net Assets Resulting from Operations	610,422	102,622	(39,588,126)	(144,210,853)

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(37,062)	(46,298)	(5,527,814)	(9,575,595)
Return of Capital	—	—	—	(488,359)
Total Distributions to Shareholders	(37,062)	(46,298)	(5,527,814)	(10,063,954)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	1,598,128	—	10,274,100	624,040,115
Payments for Shares Redeemed	(2,397,053)	(2,087,637)	(485,208,345)	(247,539,040)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	(798,925)	(2,087,637)	(474,934,245)	376,501,075
Net Increase (Decrease) in Net Assets	$(225,565)	$(2,031,313)	$(520,050,185)	$222,226,268

NET ASSETS
Beginning of Year	$3,670,685	$5,701,998	$776,679,816	$554,453,548
End of Year	$3,445,120	$3,670,685	$256,629,631	$776,679,816

(a)	Summary of capital share transactions is as follows:
	Shares	Shares	Shares	Shares
Subscriptions	50,000	—	300,000	15,050,000
Redemptions	(75,000)	(75,000)	(14,050,000)	(6,600,000)
Net Increase (Decrease)	(25,000)	(75,000)	(13,750,000)	8,450,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Lunt Midcap Multi Factor Alternator ETF		Pacer Lunt Large Cap Multi Factor Alternator ETF
	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
OPERATIONS
Net Investment Income (Loss)	$269,461	$410,202	$2,175,731	$3,419,925
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	7,587,572	(1,636,618)	53,606,610	(40,943,498)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	2,268,321	3,320,047	5,460,211	30,690,624
Net Increase (Decrease) in Net Assets Resulting from Operations	10,125,354	2,093,631	61,242,552	(6,832,949)

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(258,009)	(410,052)	(2,027,944)	(3,553,899)
Return of Capital	—	(20,581)	—	—
Total Distributions to Shareholders	(258,009)	(430,633)	(2,027,944)	(3,553,899)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	29,383,790	21,010,460	224,182,620	51,694,570
Payments for Shares Redeemed	(18,294,535)	(23,227,120)	(192,509,665)	(102,211,650)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	11,089,255	(2,216,660)	31,672,955	(50,517,080)
Net Increase (Decrease) in Net Assets	$20,956,600	$(553,662)	$90,887,563	$(60,903,928)

NET ASSETS
Beginning of Year	$34,852,039	$35,405,701	$206,190,851	$267,094,779
End of Year	$55,808,639	$34,852,039	$297,078,414	$206,190,851

(a)	Summary of capital share transactions is as follows:
	Shares	Shares	Shares	Shares
Subscriptions	700,000	650,000	5,350,000	1,450,000
Redemptions	(450,000)	(700,000)	(4,550,000)	(2,900,000)
Net Increase (Decrease)	250,000	(50,000)	800,000	(1,450,000)

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer US Export Leaders ETF
	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
OPERATIONS
Net Investment Income (Loss)	$199,469	$62,495
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	2,245,186	(279,343)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	4,469,723	1,019,862
Net Increase (Decrease) in Net Assets Resulting from Operations	6,914,378	803,014

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(199,688)	(62,859)
Return of Capital	(7,444)	—
Total Distributions to Shareholders	(207,132)	(62,859)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	48,424,215	15,408,145
Payments for Shares Redeemed	(13,912,915)	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	34,511,300	15,408,145
Net Increase (Decrease) in Net Assets	$41,218,546	$16,148,300

NET ASSETS
Beginning of Year	$19,975,663	$3,827,363
End of Year	$61,194,209	$19,975,663

(a)	Summary of capital share transactions is as follows:
	Shares	Shares
Subscriptions	1,100,000	400,000
Redemptions	(300,000)	—
Net Increase (Decrease)	800,000	400,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Pacific Asset Floating Rate High Income ETF
	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023
OPERATIONS
Net Investment Income (Loss)	$13,968,467	$5,818,699
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	608,118	(3,432,998)
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	4,276,383	41,729
Net Increase (Decrease) in Net Assets Resulting from Operations	18,852,968	2,427,430

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(13,662,425)	(5,819,045)
Total Distributions to Shareholders	(13,662,425)	(5,819,045)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	189,807,930	87,368,338
Payments for Shares Redeemed	(46,671,646)	(65,544,726)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (a)	143,136,284	21,823,612
Net Increase (Decrease) in Net Assets	$148,326,827	$18,431,997

NET ASSETS
Beginning of Period/Year	$100,094,780	$81,662,783
End of Period/Year	$248,421,607	$100,094,780

(a)	Summary of capital share transactions is as follows:
	Shares	Shares
Subscriptions	4,040,000	1,920,000
Redemptions	(1,000,000)	(1,440,000)
Net Increase (Decrease)	3,040,000	480,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Industrials and Logistics ETF		Pacer Data and Digital Revolution ETF
	For the Year Ended April 30, 2024	For the Period Ended April 30, 2023 (a)	For the Year Ended April 30, 2024	For the Period Ended April 30, 2023 (a)
OPERATIONS
Net Investment Income (Loss)	$23,587	$16,988	$27,498	$6,083
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(1,853)	(523)	151,201	1,392
Change in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	53,457	10,629	1,590,677	147
Net Increase (Decrease) in Net Assets Resulting from Operations	75,191	27,094	1,769,376	7,622

DISTRIBUTIONS TO SHAREHOLDERS
Distributions and Dividends	(29,550)	(12,171)	(8,801)	(5,555)
Total Distributions to Shareholders	(29,550)	(12,171)	(8,801)	(5,555)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	—	994,800	26,583,430	1,012,400
Payments for Shares Redeemed	—	—	(546,454)	—
Transaction Fees (See Note 1)	—	—	19	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions (b)	—	994,800	26,036,995	1,012,400
Net Increase (Decrease) in Net Assets	$45,641	$1,009,723	$27,797,570	$1,014,467

NET ASSETS
Beginning of Period	$1,009,723	—	$1,014,467	—
End of Period	$1,055,364	$1,009,723	$28,812,037	$1,014,467

(a)	Fund commenced operations on June 8, 2022. The information presented is from June 8, 2022 to April 30, 2023.
(b)	Summary of capital share transactions is as follows:
	Shares	Shares	Shares	Shares
Subscriptions	—	40,000	700,000	40,000
Redemptions	—	—	(20,000)	—
Net Increase (Decrease)	—	40,000	680,000	40,000

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Net Asset Value, Beginning of Period	$38.63	$37.54	$36.54	$26.99	$30.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(a)	0.42	0.66	0.28	0.25	0.39
Net Realized and Unrealized Gain (Loss) on Investments(c)	7.26	0.90	1.03	9.65	(3.59)
Total from Investment Operations	7.68	1.56	1.31	9.90	(3.20)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.51)	(0.47)	(0.31)	(0.35)	(0.37)
Total Distributions	(0.51)	(0.47)	(0.31)	(0.35)	(0.37)
Net Asset Value, End of Period	$45.80	$38.63	$37.54	$36.54	$26.99
Total Return	19.96%	4.20%	3.48%	36.86%	-10.71%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$2,619,782	$2,039,609	$1,841,243	$1,894,772	$2,403,839

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income (Loss) to Average Net Assets	0.98%	1.75%	0.71%	0.83%	1.25%
Portfolio Turnover Rate(b)	51%	1%	58%	6%	5%

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes the impact of in-kind transactions.
(c)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Net Asset Value, Beginning of Period	$32.25	$34.52	$35.63	$28.35	$30.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(a)	0.56	0.39	0.00 (d)	0.09	0.28
Net Realized and Unrealized Gain (Loss) on Investments(c)	1.69	(2.41)	(1.07)	7.36	(2.45)
Total from Investment Operations	2.25	(2.02)	(1.07)	7.45	(2.17)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.63)	(0.25)	(0.04)	(0.17)	(0.43)
Total Distributions	(0.63)	(0.25)	(0.04)	(0.17)	(0.43)
Net Asset Value, End of Period	$33.87	$32.25	$34.52	$35.63	$28.35
Total Return	7.02%	-5.81%	-2.98%	26.34%	-7.11%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$384,469	$390,252	$441,894	$452,474	$540,051

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income (Loss) to Average Net Assets	1.72%	1.19%	0.01%	0.30%	0.96%
Portfolio Turnover Rate(b)	262%	441%	16%	304%	143%

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes the impact of in-kind transactions.
(c)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(d)	Represents less the $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Net Asset Value, Beginning of Period	$55.22	$52.18	$54.01	$37.91	$36.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(a)	1.43	0.48	(0.13)	0.01	0.15
Net Realized and Unrealized Gain (Loss) on Investments(c)	11.44	2.87	(1.70)	16.17	1.94
Total from Investment Operations	12.87	3.35	(1.83)	16.18	2.09

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.96)	(0.31)	—	(0.08)	(0.18)
Total Distributions	(0.96)	(0.31)	—	(0.08)	(0.18)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	—	—	—	0.00 (d)	—
Net Asset Value, End of Period	$67.13	$55.22	$52.18	$54.01	$37.91
Total Return	23.36%	6.47%	-3.38%	42.69%	5.78%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$1,181,469	$750,925	$688,816	$783,124	$739,258

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%	0.65%
Net Investment Income (Loss) to Average Net Assets	2.24%	0.93%	-0.22%	0.01%	0.40%
Portfolio Turnover Rate(b)	20%	6%	7%	6%	61%

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes the impact of in-kind transactions.
(c)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(d)	Represents less the $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Net Asset Value, Beginning of Period	$26.57	$22.40	$24.33	$23.76	$26.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(a)	0.68	0.34	0.34	0.10	0.54
Net Realized and Unrealized Gain (Loss) on Investments(c)	(0.71)	3.99	(1.89)	0.47	(2.61)
Total from Investment Operations	(0.03)	4.33	(1.55)	0.57	(2.07)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.68)	(0.16)	(0.38)	—	(0.94)
Total Distributions	(0.68)	(0.16)	(0.38)	—	(0.94)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	—	—	0.00 (d)	—	—
Net Asset Value, End of Period	$25.86	$26.57	$22.40	$24.33	$23.76
Total Return	-0.02%	19.43%	-6.47%	2.38%	-8.18%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$40,091	$43,843	$45,925	$54,741	$91,488

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	0.65%	0.66%	0.65%	0.65%
Net Investment Income (Loss) to Average Net Assets	2.68%	1.48%	1.39%	0.43%	2.04%
Portfolio Turnover Rate(b)	111%	5%	7%	506%	12%

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes the impact of in-kind transactions.
(c)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(d)	Represents less the $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® International ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020 (a)(f)
Net Asset Value, Beginning of Period	$26.91	$24.40	$28.22	$23.42	$24.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	0.65	0.45	0.44	0.28	0.32
Net Realized and Unrealized Gain (Loss) on Investments(d)	1.18	2.16	(3.57)	4.72	(1.55)
Total from Investment Operations	1.83	2.61	(3.13)	5.00	(1.23)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.58)	(0.10)	(0.69)	(0.20)	(0.26)
Total Distributions	(0.58)	(0.10)	(0.69)	(0.20)	(0.26)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	0.00 (e)	0.00 (e)	0.00 (e)	—	—
Net Asset Value, End of Period	$28.16	$26.91	$24.40	$28.22	$23.42
Total Return	6.85%	10.75%	-11.46%	21.46%	-5.08%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$150,672	$125,141	$130,527	$131,228	$151,038

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%	0.65%
Net Investment Income (Loss) to Average Net Assets	2.38%	1.82%	1.56%	1.15%	1.26%
Portfolio Turnover Rate(c)	58%	3%	202%	161%	39%

(a)	Commencement of operations on May 02, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Excludes the impact of in-kind transactions.
(d)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(e)	Represents less the $0.005.
(f)	Ratios have been annualized and total return and portfolio turnover have not been annualized.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Bond ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(a)(f)
Net Asset Value, Beginning of Period	$20.20	$23.33	$27.45	$25.77	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	1.41	1.11	0.80	1.09	0.33
Net Realized and Unrealized Gain (Loss) on Investments(d)	(0.19)	(2.83)	(4.17)	1.34	0.72
Total from Investment Operations	1.22	(1.72)	(3.37)	2.43	1.05

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(1.42)	(1.41)	(0.75)	(0.75)	(0.28)
Total Distributions	(1.42)	(1.41)	(0.75)	(0.75)	(0.28)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	0.00 (e)	—	—	0.00 (e)	—
Net Asset Value, End of Period	$20.00	$20.20	$23.33	$27.45	$25.77
Total Return	6.30%	-7.30%	-12.54%	9.53%	4.24%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$178,021	$232,340	$949,550	$839,970	$144,327

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income (Loss) to Average Net Assets	7.03%	5.26%	3.01%	4.04%	2.47%
Portfolio Turnover Rate(c)	131%	711%	652%	55%	131%

(a)	Commencement of operations on October 22, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Excludes the impact of in-kind transactions.
(d)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(e)	Represents less the $0.005.
(f)	Ratios have been annualized and total return and portfolio turnover have not been annualized.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® Fund of Funds ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(a)(d)
Net Asset Value, Beginning of Period	$27.80	$27.81	$29.82	$23.81	$25.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)(c)	0.77	0.48	0.35	0.22	0.26
Net Realized and Unrealized Gain (Loss) on Investments(g)	2.66	(0.03)	(2.07)	5.96	(1.59)
Total from Investment Operations	3.43	0.45	(1.72)	6.18	(1.33)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.75)	(0.46)	(0.29)	(0.17)	(0.25)
Total Distributions	(0.75)	(0.46)	(0.29)	(0.17)	(0.25)
Net Asset Value, End of Period	$30.48	$27.80	$27.81	$29.82	$23.81
Total Return	12.39%	1.71%	-5.87%	26.02%	-5.37%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$50,294	$52,819	$63,968	$44,728	$27,378

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets(e)	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income (Loss) to Average Net Assets(e)	2.61%	1.77%	1.16%	0.82%	1.03%
Portfolio Turnover Rate(f)	6%	6%	5%	29%	6%

(a)	Commencement of operations on May 3, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)

Recognition of net investment income by the Fund is affected by the timing of the delcaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include the net investment income of the underlying companies in which the Fund invests.

(d)	Ratios have been annualized and total return and portfolio turnover have not been annualized.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Excludes the impact of in-kind transactions.
(g)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Net Asset Value, Beginning of Period	$46.73	$47.94	$41.95	$25.17	$29.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(a)	1.10	1.08	0.84	0.71	0.77
Net Realized and Unrealized Gain (Loss) on Investments(c)	8.02	(1.32)	5.87	16.76	(4.55)
Total from Investment Operations	9.12	(0.24)	6.71	17.47	(3.78)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(1.03)	(0.97)	(0.72)	(0.69)	(0.77)
Total Distributions	(1.03)	(0.97)	(0.72)	(0.69)	(0.77)
Net Asset Value, End of Period	$54.82	$46.73	$47.94	$41.95	$25.17
Total Return	19.70%	-0.38%	16.08%	70.43%	-12.63%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$22,641,886	$13,219,876	$4,554,750	$432,113	$190,027

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.49%	0.49%	0.49%	0.49%	0.49%
Net Investment Income (Loss) to Average Net Assets	2.15%	2.30%	1.78%	2.23%	2.73%
Portfolio Turnover Rate(b)	77%	90%	114%	104%	85%

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes the impact of in-kind transactions.
(c)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Net Asset Value, Beginning of Period	$37.05	$38.06	$41.82	$20.76	$25.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(a)	0.54	0.51	0.72	0.11	0.27
Net Realized and Unrealized Gain (Loss) on Investments(c)	8.76	(1.09)	(3.37)	21.13	(5.12)
Total from Investment Operations	9.30	(0.58)	(2.65)	21.24	(4.85)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.52)	(0.43)	(0.67)	(0.14)	(0.27)
Distributions from Return of Capital	—	—	(0.44)	(0.04)	—
Total Distributions	(0.52)	(0.43)	(1.11)	(0.18)	(0.27)
Net Asset Value, End of Period	$45.83	$37.05	$38.06	$41.82	$20.76
Total Return	25.18%	-1.46%	-6.57%	102.70%	-18.72%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$9,399,691	$2,035,764	$831,675	$271,840	$14,534

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.59%	0.59%	0.60%	0.59%	0.59%
Net Investment Income (Loss) to Average Net Assets	1.20%	1.36%	1.70%	0.33%	1.11%
Portfolio Turnover Rate(b)	108%	101%	133%	123%	128%

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes the impact of in-kind transactions.
(c)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Global Cash Cows Dividend ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Net Asset Value, Beginning of Period	$34.15	$32.83	$31.10	$24.63	$31.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(a)	1.75	1.94	1.39	1.17	1.32
Net Realized and Unrealized Gain (Loss) on Investments(c)	0.27	0.65	1.69	6.51	(6.60)
Total from Investment Operations	2.02	2.59	3.08	7.68	(5.28)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(2.00)	(1.28)	(1.35)	(1.21)	(1.28)
Total Distributions	(2.00)	(1.28)	(1.35)	(1.21)	(1.28)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	0.00 (d)	0.01	0.00 (d)	—	—
Net Asset Value, End of Period	$34.17	$34.15	$32.83	$31.10	$24.63
Total Return	6.17%	8.50%	10.22%	32.05%	-17.32%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$1,916,683	$1,579,560	$351,302	$135,269	$135,480

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income (Loss) to Average Net Assets	5.21%	6.07%	4.32%	4.32%	4.52%
Portfolio Turnover Rate(b)	65%	47%	39%	76%	91%

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes the impact of in-kind transactions.
(c)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(d)	Represents less the $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer Developed Markets International Cash Cows 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Net Asset Value, Beginning of Period	$29.82	$29.69	$31.95	$20.99	$27.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(a)	1.19	1.52	1.03	0.66	0.74
Net Realized and Unrealized Gain (Loss) on Investments(c)	1.72	(0.18)	(2.43)	10.98	(6.05)
Total from Investment Operations	2.91	1.34	(1.40)	11.64	(5.31)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(1.16)	(1.23)	(0.87)	(0.68)	(0.78)
Total Distributions	(1.16)	(1.23)	(0.87)	(0.68)	(0.78)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	0.01	0.02	0.01	0.00 (d)	—
Net Asset Value, End of Period	$31.58	$29.82	$29.69	$31.95	$20.99
Total Return	10.00%	5.26%	-4.48%	56.41%	-20.04%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$1,405,198	$554,584	$111,346	$20,769	$20,991

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%	0.65%
Net Investment Income (Loss) to Average Net Assets	3.89%	5.43%	3.28%	2.52%	2.96%
Portfolio Turnover Rate(b)	67%	59%	71%	83%	149%

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes the impact of in-kind transactions.
(c)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(d)	Represents less the $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer Emerging Markets Cash Cows 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(a)(c)
Net Asset Value, Beginning of Period	$19.32	$22.14	$25.94	$19.11	$24.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	1.03	1.12	1.36	0.72	1.05
Net Realized and Unrealized Gain (Loss) on Investments(e)	1.15	(2.70)	(4.03)	6.91	(4.81)
Total from Investment Operations	2.18	(1.58)	(2.67)	7.63	(3.76)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(1.07)	(1.30)	(1.14)	(0.85)	(2.08)
Total Distributions	(1.07)	(1.30)	(1.14)	(0.85)	(2.08)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	0.01	0.06	0.01	0.05	0.00 (f)
Net Asset Value, End of Period	$20.44	$19.32	$22.14	$25.94	$19.11
Total Return	11.79%	-6.43%	-10.67%	41.19%	-16.76%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$97,086	$55,051	$11,070	$3,891	$956

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.70%	0.70%	0.71%	0.70%	0.70%
Net Investment Income (Loss) to Average Net Assets	5.28%	5.93%	5.50%	3.12%	4.43%
Portfolio Turnover Rate(d)	73%	66%	97%	109%	144%

(a)	Commencement of operations on May 02, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Ratios have been annualized and total return and portfolio turnover have not been annualized.
(d)	Excludes the impact of in-kind transactions.
(e)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(f)	Represents less the $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer US Large Cap Cash Cows Growth Leaders ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2024	For the Period Ended April 30, 2023(a)(c)
Net Asset Value, Beginning of Period	$20.07	$20.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.12	0.03
Net Realized and Unrealized Gain (Loss) on Investments (e)	4.48	(0.30)
Total from Investment Operations	4.60	(0.27)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.11)	(0.02)
Total Distributions	(0.11)	(0.02)
Net Asset Value, End of Period	$24.56	$20.07
Total Return	22.96%	-1.30%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$120,342	$19,571

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.49%	0.49%
Net Investment Income (Loss) to Average Net Assets	0.53%	0.44%
Portfolio Turnover Rate (d)	111%	30%

(a)	Commencement of operations on December 21, 2022.
(b)	Calculated based on average shares outstanding during the period.
(c)	Ratios have been annualized and total return and portfolio turnover have not been annualized.
(d)	Excludes the impact of in-kind transactions.
(e)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows Growth Leaders ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

For the Year Ended April 30, 2024 (a)(c)
Net Asset Value, Beginning of Period	$20.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.13
Net Realized and Unrealized Gain (Loss) on Investments (e)	2.75
Total from Investment Operations	2.88

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.13)
Distributions from Return of capital (f)	0.00
Total Distributions	(0.13)

CAPITAL SHARE TRANSACTIONS:
Transaction Fees (see Note 1)	—
Net Asset Value, End of Period	$22.93
Total Return	14.26%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$9,170

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.59%
Net Investment Income (Loss) to Average Net Assets	0.59%
Portfolio Turnover Rate (d)	152%

(a)	Commencement of operations on May 1, 2023
(b)	Calculated based on average shares outstanding during the period.
(c)	Ratios have been annualized and total return and portfolio turnover have not been annualized.
(d)	Excludes the impact of in-kind transactions.
(e)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(f)	Less than $0.005

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows Growth ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(a)(c)
Net Asset Value, Beginning of Period	$35.00	$35.44	$36.21	$22.89	$24.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.56	0.60	0.04	0.14	0.28
Net Realized and Unrealized Gain (Loss) on Investments (e)	5.43	(0.65)	(0.75)	13.37	(1.90)
Total from Investment Operations	5.99	(0.05)	(0.71)	13.51	(1.62)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.62)	(0.39)	(0.04)	(0.19)	(0.27)
Distributions from Return of Capital	(0.01)	—	(0.02)	—	—
Total Distributions	(0.63)	(0.39)	(0.06)	(0.19)	(0.27)
Net Asset Value, End of Period	$40.36	$35.00	$35.44	$36.21	$22.89
Total Return	17.34%	-0.07%	-1.98%	59.29%	-6.52%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$46,412	$38,500	$8,859	$3,621	$1,144

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income (Loss) to Average Net Assets	1.52%	1.69%	0.10%	0.43%	1.16%
Portfolio Turnover Rate (d)	123%	182%	76%	170%	166%

(a)	Commencement of operations on May 02, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)	Ratios have been annualized and total return and portfolio turnover have not been annualized.
(d)	Excludes the impact of in-kind transactions.
(e)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Cash Cows Fund of Funds ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2024		For the Year Ended April 30, 2023		For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020(a)(d)
Net Asset Value, Beginning of Period	$33.53		$33.44		$33.44	$20.83	$25.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)(c)	0.94		0.76		0.79	0.55	0.53
Net Realized and Unrealized Gain (Loss) on Investments (g)	4.13		0.11		—	12.56	(4.46)
Total from Investment Operations	5.07		0.87		0.79	13.11	(3.93)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.99)		(0.78)		(0.79)	(0.50)	(0.55)
Distributions from Capital Gains	(0.00	)(h)	(0.00	)(h)	—	—	—
Distributions from Return of Capital	(0.00	)(h)	(0.00	)(h)	—	—	(0.00	)(h)
Total Distributions	(0.99)		(0.78)		(0.79)	(0.50)	(0.55)
Net Asset Value, End of Period	$37.61		$33.53		$33.44	$33.44	$20.83
Total Return	15.38%		2.81%		2.29%	63.73%	-15.71%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$94,037		$48,618		$8,361	$1,672	$1,041

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets (e)	0.15%		0.15%		0.16%	0.15%	0.15%
Net Investment Income (Loss) to Average Net Assets (e)	2.64%		2.33%		2.27%	2.09%	2.27%
Portfolio Turnover Rate (f)	4%		8%		26%	9%	2%

(a)	Commencement of operations on May 03, 2019.
(b)	Calculated based on average shares outstanding during the period.
(c)

Recognition of net investment income by the Fund is affected by the timing of the delcaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include the net investment income of the underlying companies in which the Fund invests.

(d)	Ratios have been annualized and total return and portfolio turnover have not been annualized.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Excludes the impact of in-kind transactions.
(g)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(h)	Less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Net Asset Value, Beginning of Period	$27.16	$30.16	$32.10	$23.92	$25.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (a)	0.39	0.64	0.26	0.14	0.33
Net Realized and Unrealized Gain (Loss) on Investments (c)	0.71	(3.07)	(1.94)	8.20	(1.10)
Total from Investment Operations	1.10	(2.43)	(1.68)	8.34	(0.77)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.48)	(0.57)	(0.26)	(0.16)	(0.33)
Total Distributions	(0.48)	(0.57)	(0.26)	(0.16)	(0.33)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	—	—	0.00 (d)	—	—
Net Asset Value, End of Period	$27.78	$27.16	$30.16	$32.10	$23.92
Total Return	4.06%	-8.09%	-5.30%	35.00%	-3.04%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$19,446	$24,446	$33,172	$48,143	$51,428

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.61%	0.60%	0.60%
Net Investment Income (Loss) to Average Net Assets	1.42%	2.19%	0.79%	0.53%	1.38%
Portfolio Turnover Rate (b)	315%	669%	448%	227%	676%

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes the impact of in-kind transactions.
(c)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(d)	Represents less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer Industrial Real Estate ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Net Asset Value, Beginning of Period	$40.73	$47.82	$42.12	$30.09	$29.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (a)	1.18	0.90	0.78	0.63	0.77
Net Realized and Unrealized Gain (Loss) on Investments (c)	(4.94)	(6.99)	5.48	12.08	0.52
Total from Investment Operations	(3.76)	(6.09)	6.26	12.71	1.29

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(1.56)	(1.00)	(0.57)	(0.58)	(0.61)
Distributions from Capital Gains	—	—	—	—	(0.00	)(d)
Distributions from Return of Capital	—	—	—	(0.10)	—
Total Distributions	(1.56)	(1.00)	(0.57)	(0.68)	(0.61)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	—	—	0.01	0.00 (d)	—
Net Asset Value, End of Period	$35.41	$40.73	$47.82	$42.12	$30.09
Total Return	-9.31%	-12.56%	14.88%	42.70%	4.38%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$194,769	$219,932	$384,990	$200,086	$48,147

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.61%	0.60%	0.60%
Expenses to Average Net Assets (Waived) (see Note 3)	0.55%	0.58%	N/A	N/A	N/A
Net Investment Income (Loss) to Average Net Assets	3.07%	2.25%	1.60%	1.75%	2.40%
Net Investment Income (Loss) to Average Net Assets (Waived) (see Note 3)	3.12%	2.23%	N/A	N/A	N/A
Portfolio Turnover Rate (b)	19%	92%	43%	13%	29%

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes the impact of in-kind transactions.
(c)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(d)	Represents less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer Data & Infrastructure Real Estate ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Net Asset Value, Beginning of Year/Period	$29.68	$37.50	$38.48	$33.27	$28.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (a)	0.71	0.77	0.32	0.36	0.54
Net Realized and Unrealized Gain (Loss) on Investments (c)	(2.98)	(7.92)	(0.91)	5.39	4.92
Total from Investment Operations	(2.27)	(7.15)	(0.59)	5.75	5.46

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(1.09)	(0.61)	(0.33)	(0.37)	(0.49)
Distributions from Capital Gains	—	(0.06)	(0.06)	—	—
Distributions from Return of Capital	—	—	—	(0.17)	(0.06)
Total Distributions	(1.09)	(0.67)	(0.39)	(0.54)	(0.55)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	0.00 (d)	0.00 (d)	—	—	—
Net Asset Value, End of Period	$26.32	$29.68	$37.50	$38.48	$33.27
Total Return	-7.74%	-19.11%	-1.63%	17.46%	19.50%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$421,162	$700,548	$1,299,321	$1,119,810	$552,214

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.62%	0.60%	0.60%
Expenses to Average Net Assets After Advisory Fees (Waived) (see Note 3)	0.55%	0.58%	N/A	N/A	N/A
Net Investment Income (Loss) to Average Net Assets	2.52%	2.43%	0.81%	1.02%	1.70%
Net Investment Income (Loss) to Average Net Assets After Advisory Fees (Waived) (see Note 3)	2.57%	2.41%	N/A	N/A	N/A
Portfolio Turnover Rate (b)	68%	51%	23%	30%	28%

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes the impact of in-kind transactions.
(c)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(d)	Represents less the $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Net Asset Value, Beginning of Period	$36.60	$34.95	$37.16	$25.23	$28.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (a)	0.41	0.40	0.34	0.26	0.50
Net Realized and Unrealized Gain (Loss) on Investments (d)	0.70	1.65	(2.21)	11.95	(3.00)
Total from Investment Operations	1.11	2.05	(1.87)	12.21	(2.50)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.43)	(0.40)	(0.34)	(0.28)	(0.43)
Total Distributions	(0.43)	(0.40)	(0.34)	(0.28)	(0.43)
Net Asset Value, End of Period	$37.28	$36.60	$34.95	$37.16	$25.23
Total Return (c)	3.13%	5.95%	-5.11%	48.66%	-8.80%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$39,140	$78,680	$80,388	$66,883	$60,554

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income (Loss) to Average Net Assets	1.16%	1.16%	0.89%	0.89%	1.75%
Portfolio Turnover Rate (b)	185%	227%	225%	217%	225%

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes the impact of in-kind transactions.
(c)	Total Return was calculated using the traded NAV due to the rebalancing of the portfolio at April 30, 2022.
(d)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer CSOP FTSE China A50 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period Ended April 30, 2020 (a)(c)	For the Year Ended September 30, 2019
Net Asset Value, Beginning of Period	$16.06	$17.39	$22.74	$16.18	$16.85	$15.30

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.34	0.33	0.31	0.36	(0.07)	0.31
Net Realized and Unrealized Gain (Loss) on Investments (e)	(1.57)	(1.33)	(5.33)	6.54	0.15	1.48
Total from Investment Operations	(1.23)	(1.00)	(5.02)	6.90	0.08	1.79

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.30)	(0.33)	(0.37)	(0.33)	(0.71)	(0.24)
Distributions from Return of Capital	—	—	(0.01)	(0.01)	(0.04)	—
Total Distributions	(0.30)	(0.33)	(0.38)	(0.34)	(0.75)	(0.24)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	—	0.00 (f)	0.05	0.00 (f)	—	—
Net Asset Value, End of Period	$14.53	$16.06	$17.39	$22.74	$16.18	$16.85
Total Return	-7.50%	-5.68%	-22.15%	42.73%	0.14%	12.05%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$4,444	$4,914	$6,188	$10,367	$8,992	$12,740

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.70%	0.70%	0.71%	0.70%	0.70%	0.70%
Net Investment Income (Loss) to Average Net Assets	2.33%	2.03%	1.49%	1.73%	-0.66%	1.97%
Portfolio Turnover Rate (d)	12%	13%	59%	32%	193%	45%

(a)	For the period October 1, 2019 to April 30, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)	Ratios have been annualized and total return and portfolio turnover have not been annualized.
(d)	Excludes the impact of in-kind transactions.
(e)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(f)	Represents less the $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer BioThreat Strategy ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Period Ended April 30, 2021(a)(c)
Net Asset Value, Beginning of Period	$29.37	$28.51	$30.05	$24.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.32	0.30	0.22	0.16
Net Realized and Unrealized Gain (Loss) on Investments (e)	5.09	0.86	(1.52)	5.53
Total from Investment Operations	5.41	1.16	(1.30)	5.69

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.33)	(0.30)	(0.24)	(0.15)
Distributions from Return of Capital	—	—	—	(0.00	)(f)
Total Distributions	(0.33)	(0.30)	(0.24)	(0.15)
Net Asset Value, End of Period	$34.45	$29.37	$28.51	$30.05
Total Return	18.52%	4.13%	-4.41%	23.23%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$3,445	$3,671	$5,702	$4,507

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.70%	0.70%	0.71%	0.70%
Net Investment Income (Loss) to Average Net Assets	0.99%	1.07%	0.69%	0.65%
Portfolio Turnover Rate (d)	13%	10%	17%	5%

(a)	Commencement of operations on June 24, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)	Ratios have been annualized and total return and portfolio turnover have not been annualized.
(d)	Excludes the impact of in-kind transactions.
(e)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Alternator ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Period Ended April 30, 2021(a)(c)
Net Asset Value, Beginning of Period	$36.46	$43.15	$40.74	$23.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.42	0.44	0.48	0.41
Net Realized and Unrealized Gain (Loss) on Investments (e)	(2.47)	(6.67)	2.36	17.16
Total from Investment Operations	(2.05)	(6.23)	2.84	17.57

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.42)	(0.44)	(0.43)	(0.41)
Distributions from Return of Capital	—	(0.02)	—	—
Total Distributions	(0.42)	(0.46)	(0.43)	(0.41)
Net Asset Value, End of Period	$33.99	$36.46	$43.15	$40.74
Total Return	-5.65%	-14.49%	6.97%	74.99%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$256,630	$776,680	$554,454	$130,353

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%
Net Investment Income (Loss) to Average Net Assets	1.19%	1.11%	1.09%	1.59%
Portfolio Turnover Rate (d)	597%	384%	722%	193%

(a)	Commencement of operations on June 24, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)	Ratios have been annualized and total return and portfolio turnover have not been annualized.
(d)	Excludes the impact of in-kind transactions.
(e)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Midcap Multi-Factor Alternator ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Period Ended April 30, 2021(a)(c)
Net Asset Value, Beginning of Period	$33.19	$32.19	$37.07	$23.84

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.25	0.37	0.20	0.07
Net Realized and Unrealized Gain (Loss) on Investments (e)	9.73	1.01	(4.87)	13.26
Total from Investment Operations	9.98	1.38	(4.67)	13.33

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.24)	(0.36)	(0.19)	(0.07)
Distributions from Return of Capital	—	(0.02)	(0.02)	(0.03)
Total Distributions	(0.24)	(0.38)	(0.21)	(0.10)
Net Asset Value, End of Period	$42.93	$33.19	$32.19	$37.07
Total Return	30.16%	4.43%	-12.66%	56.04%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$55,809	$34,852	$35,406	$35,219

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.61%	0.60%
Net Investment Income (Loss) to Average Net Assets	0.66%	1.14%	0.55%	0.27%
Portfolio Turnover Rate (d)	367%	569%	529%	322%

(a)	Commencement of operations on June 24, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)	Ratios have been annualized and total return and portfolio turnover have not been annualized.
(d)	Excludes the impact of in-kind transactions.
(e)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Lunt Large Cap Multi-Factor Alternator ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Period Ended April 30, 2021(a)(c)
Net Asset Value, Beginning of Period	$34.95	$36.34	$37.61	$24.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.34	0.54	0.39	0.32
Net Realized and Unrealized Gain (Loss) on Investments (e)	9.36	(1.38)	(1.33)	13.14
Total from Investment Operations	9.70	(0.84)	(0.94)	13.46

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.31)	(0.55)	(0.33)	(0.27)
Total Distributions	(0.31)	(0.55)	(0.33)	(0.27)
Net Asset Value, End of Period	$44.34	$34.95	$36.34	$37.61
Total Return	27.83%	-2.26%	-2.58%	55.41%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$297,078	$206,191	$267,095	$43,253

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%
Net Investment Income (Loss) to Average Net Assets	0.84%	1.54%	0.98%	1.19%
Portfolio Turnover Rate (d)	417%	629%	434%	304%

(a)	Commencement of operations on June 24, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)	Ratios have been annualized and total return and portfolio turnover have not been annualized.
(d)	Excludes the impact of in-kind transactions.
(e)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer US Export Leaders ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Net Asset Value, Beginning of Period	$39.95	$38.27	$40.41	$25.15	$25.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (a)	0.21	0.25	0.12	0.14	0.16
Net Realized and Unrealized Gain (Loss) on Investments (c)	7.12	1.67	(2.13)	15.27	(0.82)
Total from Investment Operations	7.33	1.92	(2.01)	15.41	(0.66)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.21)	(0.24)	(0.12)	(0.15)	(0.16)
Distribution from Return of Capital	—	—	(0.01)	—	—
Total Distributions	(0.21)	(0.24)	(0.13)	(0.15)	(0.16)
Net Asset Value, End of Period	$47.07	$39.95	$38.27	$40.41	$25.15
Total Return	18.40%	5.06%	-5.00%	61.47%	-2.53%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$61,194	$19,976	$3,827	$2,021	$1,257

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.61%	0.60%	0.60%
Net Investment Income (Loss) to Average Net Assets	0.47%	0.64%	0.29%	0.43%	0.61%
Portfolio Turnover Rate (b)	75%	74%	79%	111%	79%

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes the impact of in-kind transactions.
(c)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Pacific Asset Floating Rate High Income ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Period Ended April 30, 2022 (a)(c)	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
Net Asset Value, Beginning of Period	$45.71	$47.76	$48.90	$46.52	$48.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	4.23	3.34	1.47	1.47	1.90
Net Realized and Unrealized Gain (Loss) on Investments (e)	1.58	(2.10)	(1.29)	2.47	(2.20)
Total from Investment Operations	5.81	1.24	0.18	3.94	(0.30)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(4.02)	(3.29)	(1.32)	(1.56)	(1.91)
Total Distributions	(4.02)	(3.29)	(1.32)	(1.56)	(1.91)
Net Asset Value, End of Period	$47.50	$45.71	$47.76	$48.90	$46.52
Total Return	13.25%	2.91%	0.34%	8.63%	-0.70%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$248,422	$100,095	$81,663	$31,788	$27,911

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.62%	0.68%	1.06%
Expenses to Average Net Assets After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	N/A	N/A	N/A	0.86%	1.10%
Net Investment Income (Loss) to Average Net Assets	9.01%	7.36%	3.63%	3.04%	3.98%
Portfolio Turnover Rate (d)	43%	79%	37%	35%	48%

(a)	For the period ended July 1, 2021 to April 30, 2022.
(b)	Calculated based on average shares outstanding during the period.
(c)	Ratios have been annualized and total return and portfolio turnover have not been annualized.
(d)	Excludes the impact of in-kind transactions.
(e)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Industrials and Logistics ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2024	For the Period Ended April 30, 2023(a)(e)
Net Asset Value, Beginning of Period	$25.24	$24.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.59	0.43
Net Realized and Unrealized Gain (Loss) on Investments (c)	1.29	0.24
Total from Investment Operations	1.88	0.67

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.74)	(0.30)
Total Distributions	(0.74)	(0.30)
Net Asset Value, End of Period	$26.38	$25.24
Total Return	7.54%	2.90%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$1,055	$1,010

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%
Net Investment Income (Loss) to Average Net Assets	2.26%	2.01%
Portfolio Turnover Rate (d)	26%	10%

(a)	Commencement of operations on June 8, 2022.
(b)	Calculated based on average shares outstanding during the period.
(c)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(d)	Excludes the impact of in-kind transactions.
(e)	Ratios have been annualized and total return and portfolio turnover have not been annualized.

The accompanying notes are an integral part of the financial statements.

Pacer Data and Digital Revolution ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2024	For the Period Ended April 30, 2023(a)(e)
Net Asset Value, Beginning of Period	$25.36	$25.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) (b)	0.10	0.15
Net Realized and Unrealized Gain (Loss) on Investments (c)	14.62	0.04
Total from Investment Operations	14.72	0.19

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.06)	(0.14)
Total Distributions	(0.06)	(0.14)

CAPITAL SHARE TRANSACTIONS
Transaction Fees (see Note 1)	0.00 (f)	—
Net Asset Value, End of Period	$40.02	$25.36
Total Return	58.06%	0.84%

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$28,812	$1,014

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%
Net Investment Income (Loss) to Average Net Assets	0.27%	0.73%
Portfolio Turnover Rate (d)	27%	9%

(a)	Commencement of operations on June 8, 2022.
(b)	Calculated based on average shares outstanding during the period.
(c)

Realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(d)	Excludes the impact of in-kind transactions.
(e)	Ratios have been annualized and total return and portfolio turnover have not been annualized.
(f)	Represents less than $0.005.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024

NOTE 1 – ORGANIZATION

Pacer Funds Trust (the “Trust”), a Delaware statutory trust organized on August 12, 2014. USAI, BULD, ODDS, PSFF, PSCX, PSMD, PSFD, PSCW, PSMR, PSFM, PSCJ, PSMJ, PSFJ, PSCQ, PSMO, PSFO, QDPL and EAFG fiscal year end is October 31st and as such are not included in these financial statements. The Trust is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust currently consists of multiple operational series, of which are covered in this report, individually the (“Fund”) or collectively the (“Funds”).

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”), Nasdaq Stock Market LLC (“Nasdaq”), or the NYSE Arca, Inc. (“NYSE”). Market prices for the shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares on a continuous basis at NAV only in large blocks of shares, called “Creation Units,” which generally consist of 50,000 shares except PTBD which generally consist of 100,000 shares, COWG and CAFG which generally consist of 25,000 shares, and FLRT, SHPP and TRFK which generally consist of 20,000 shares. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased directly from or redeemed directly to a Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Pacer Financial, Inc. (the “Distributor”). Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds each currently offer one class of Shares, which have no front-end sales loads, no deferred sales charges, and no redemption fees. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. Below are the charges for the standard fixed creation fee, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction for the Funds, except AFTY which may charge up to a maximum of 8% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by each Fund are displayed in the Capital Share Transaction section of the Statement of Changes in Net Assets. Each Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of each Fund have equal rights and privileges with respect to such Fund.

Fund Name	Ticker	Commencement of Operations	Exchange	Transaction Fees
Pacer Trendpilot® US Large Cap ETF	PTLC	June 11, 2015	Cboe	$500	*
Pacer Trendpilot® US Mid Cap ETF	PTMC	June 11, 2015	Cboe	300	*
Pacer Trendpilot® 100 ETF	PTNQ	June 11, 2015	Nasdaq	300	*
Pacer Trendpilot® European Index ETF	PTEU	December 14, 2015	Cboe	2,000	*
Pacer Trendpilot® International ETF	PTIN	May 2, 2019	NYSE	8,000	*
Pacer Trendpilot® US Bond ETF	PTBD	October 22, 2019	NYSE	500	*
Pacer Trendpilot® Fund of Funds ETF	TRND	May 3, 2019	NYSE	300
Pacer US Cash Cows 100 ETF	COWZ	December 16, 2016	Cboe	300
Pacer US Small Cap Cash Cows 100 ETF	CALF	June 16, 2017	Cboe	300
Pacer Global Cash Cows Dividend ETF	GCOW	February 22, 2016	Cboe	1,500
Pacer Developed Markets International Cash Cows 100 ETF	ICOW	June 16, 2017	Cboe	1,500
Pacer Emerging Markets Cash Cows 100 ETF	ECOW	May 2, 2019	Nasdaq	1,750
Pacer US Large Cap Cash Cows Growth Leaders ETF	COWG	December 21, 2022	Nasdaq	300
Pacer US Small Cap Cash Cows Growth Leaders ETF	CAFG	May 1, 2023	Nasdaq	300
Pacer US Cash Cows Growth ETF	BUL	May 2, 2019	NYSE	300
Pacer Cash Cows Fund of Funds ETF	HERD	May 3, 2019	Nasdaq	300
Pacer WealthShield ETF	PWS	December 11, 2017	Cboe	500
Pacer Industrial Real Estate ETF	INDS	May 14, 2018	NYSE	300
Pacer Data & Infrastructure Real Estate ETF	SRVR	May 15, 2018	NYSE	300
Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index ETF	SZNE	July 23, 2018	NYSE	500

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

Fund Name	Ticker	Commencement of Operations	Exchange	Transaction Fees
Pacer CSOP FTSE China A50 ETF	AFTY	March 10, 2015	NYSE	$300
Pacer BioThreat Strategy ETF	VIRS	June 24, 2020	Cboe	300
Pacer Lunt Large Cap Alternator ETF	ALTL	June 24, 2020	NYSE	300
Pacer Lunt Midcap Multi-Factor Alternator ETF	PAMC	June 24, 2020	NYSE	300
Pacer Lunt Large Cap Multi-Factor Alternator ETF	PALC	June 24, 2020	NYSE	300
Pacer US Export Leaders ETF	PEXL	July 23, 2018	NYSE	300
Pacer Pacific Asset Floating Rate High Income ETF	FLRT	February 18, 2015	NYSE	300
Pacer Data and Digital Revolution ETF	TRFK	June 8, 2022	NYSE	750
Pacer Industrials and Logistics ETF	SHPP	June 8, 2022	NYSE	2,000

*

For the PTLC, PTMC, PTNQ, PTEU, and PTIN, the standard fixed creation transaction fee is $300 when the Deposit Securities include only U.S. Treasury bills. For PTBD, the standard fixed creation transaction fee is $300 when the Deposit Securities include only U.S. Treasury bills.

The investment objectives of the Funds are to seek to track the total return performance, before fees and expenses, of the following indexes, respectively.

Ticker	Index	Diversification
PTLC	Pacer Trendpilot® US Large Cap Index	Diversified
PTMC	Pacer Trendpilot® US Mid-Cap Index	Diversified
PTNQ	Pacer NASDAQ-100 Trendpilot® Index	Non-Diversified
PTEU	Pacer Trendpilot® European Index	Diversified
PTIN	Pacer Trendpilot® International Index	Diversified
PTBD	Pacer Trendpilot® US Bond Index	Diversified
TRND	Pacer Trendpilot Fund of Funds Index	Diversified
COWZ	Pacer US Cash Cows 100 Index	Diversified
CALF	Pacer US Small Cap Cash Cows Index	Diversified
GCOW	Pacer Global Cash Cows High Dividends 100 Index	Diversified
ICOW	Pacer Developed Markets International Cash Cows 100 Index	Diversified
ECOW	Pacer Emerging Markets Cash Cows 100 Index	Diversified
COWG	Pacer US Large Cap Cash Cows Growth Leaders Index	Non-Diversified
CAFG	Pacer US Small Cap Cash Cows Growth Leaders Index	Non-Diversified
BUL	Pacer US Cash Cows Growth Index	Non-Diversified
HERD	Pacer Cash Cows Fund of Funds Index	Diversified
PWS	Pacer WealthShield Index	Diversified
INDS	Solactive GPR Industrial Real Estate Index	Non-Diversified
SRVR	Solactive GPR Data & Infrastructure Real Estate Index	Non-Diversified
SZNE	Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index	Diversified
AFTY	FTSE China A50 Net Total Return Index	Diversified
VIRS	LifeSci BioThreat Strategy Index	Non-Diversified
ALTL	Lunt Capital U.S. Large Cap Equity Rotation Index	Non-Diversified
PAMC	Lunt Capital U.S. MidCap Multi-Factor Rotation Index	Non-Diversified
PALC	Lunt Capital U.S. Large Cap Multi-Factor Rotation Index	Non-Diversified
PEXL	US Export Leaders Index	Diversified
FLRT	Pacer Pacific Asset Floating Rate High Income Index	Non-Diversified
SHPP	Pacer Global Supply Chain Infrastructure Index	Non-Diversified
TRFK	Pacer Data Transmission and Communication Revolution Index	Non-Diversified

The investment objective of FLRT is to seek to provide a high level of current income. FLRT is a non-diversified Fund.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Cash and cash equivalents - Cash and cash equivalents are held with a financial institution. Cash and cash equivalents of the Funds may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Funds place deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

The Trust’s Valuation Procedures provide for the designation of the Adviser as “Valuation Designee”. If no quotation is available from either a pricing service, or one or more brokers or there is reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith, by the Valuation Designee pursuant to procedures established by the Funds’ Board of Trustees (the “Board”).As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2024:

PTLC

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$2,564,503,022	$—	$—	$—	$2,564,503,022
Real Estate Investment Trusts	52,986,980	—	—	—	52,986,980
Investments Purchased with Proceeds from Securities Lending	—	—	—	95,811,917	95,811,917
Total Investments in Securities	$2,617,490,002	$—	$—	$95,811,917	$2,713,301,919

^	See Schedule of Investments for sector breakouts.

PTMC

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$356,082,316	$—	$—	$—	$356,082,316
Real Estate Investment Trusts	28,224,442	—	—	—	28,224,442
Investments Purchased with Proceeds from Securities Lending	—	—	—	86,595,764	86,595,764
Total Investments in Securities	$384,306,758	$—	$—	$86,595,764	$470,902,522

^	See Schedule of Investments for sector breakouts.

PTNQ

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$632,075,899	$—	$—	$—	$632,075,899
Short-Term Investments	—	531,197,621	—	—	531,197,621
Investments Purchased with Proceeds from Securities Lending	—	—	—	364,781,969	364,781,969
Total Investments in Securities	$632,075,899	$531,197,621	$—	$364,781,969	$1,528,055,489

^	See Schedule of Investments for sector breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

PTEU

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$38,803,074	$—	$154,447	$—	$38,957,521
Preferred Stocks	397,987	—	—	—	397,987
Real Estate Investment Trusts	214,450	—	—	—	214,450
Investments Purchased with Proceeds from Securities Lending	—	—	—	5,787,866	5,787,866
Total Investments in Securities	$39,415,511	$—	$154,447	$5,787,866	$45,357,824

^	See Schedule of Investments for country breakouts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

PTEU(a)	Balance as of 4/30/2023	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 4/30/2024
Common Stocks	$190,014	$(626)	$(24,310)	$5,191	$(15,822)	$—	$—	$154,447

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

PTEU	Fair Value as of 4/30/2024	Valuation Techniques	Unobservable Input	Impact to Valuation From an Increase to Input
Common Stocks	$6,449	Last Trade Price	Stale Data	4.8 EUR
Common Stocks	$147,998	Last Trade Price	Stale Data	105.7 EUR

(a)	Table presents information for two securities: FF Group, which has been valued between 4.8-5.3 EUR and DSM BV, which has been valued between 76.13-118.75 EUR throughout the period.

PTIN

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$141,662,031	$—	$155,443	$—	$141,817,474
Exchange Traded Funds	6,650,640	—	—	—	6,650,640
Preferred Stocks	524,993	—	—	—	524,993
Real Estate Investment Trusts	660,704	—	—	—	660,704
Warrants	—	—	0	—	—
Investments Purchased with Proceeds from Securities Lending	—	—	—	33,098,496	33,098,496
Total Investments in Securities	$149,498,368	$—	$155,443	$33,098,496	$182,752,307

^	See Schedule of Investments for country breakouts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

PTIN(a)	Balance as of 4/30/2023	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 4/30/2024
Common Stocks	$176,649	$—	$(24,725)	$3,519	$—	$—	$—	$155,443
Warrants	$0	$—	$—	$—	$—	$—	$—	$0

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

PTIN	Fair Value as of 4/30/2024	Valuation Techniques	Unobservable Input	Impact to Valuation From an Increase to Input
Common Stocks	$155,443	US Line	Delisting	105.70 EUR
Warrants	$—	US Line	Delisting	0.00 CAD

(a)	Table presents information for two securities: DSM BV, which has been valued between 76.13-118.75 EUR and Constellation Software, Inc. which has been valued at 0.00 CAD throughout the period.

PTBD

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Corporate Bonds	$—	$175,678,661	$—	$—	$175,678,661
Investments Purchased with Proceeds from Securities Lending	—	—	—	20,705,300	20,705,300
Total Investments in Securities	$—	$175,678,661	$—	$20,705,300	$196,383,961

^	See Schedule of Investments for sector breakouts.

TRND

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Affiliated Exchange Traded Funds	$50,224,393	$—	$—	$—	$50,224,393
Total Investments in Securities	$50,224,393	$—	$—	$—	$50,224,393

COWZ

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$22,599,390,575	$—	$—	$—	$22,599,390,575
Investments Purchased with Proceeds from Securities Lending	—	—	—	1,079,037,899	1,079,037,899
Total Investments in Securities	$22,599,390,575	$—	$—	$1,079,037,899	$23,678,428,474

^	See Schedule of Investments for sector breakouts.

CALF

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$9,394,845,460	$—	$—	$—	$9,394,845,460
Investments Purchased with Proceeds from Securities Lending	—	—	—	975,050,215	975,050,215
Total Investments in Securities	$9,394,845,460	$—	$—	$975,050,215	$10,369,895,675

^	See Schedule of Investments for sector breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

GCOW

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$1,899,742,629	$—	$—	$—	$1,899,742,629
Investments Purchased with Proceeds from Securities Lending	—	—	—	232,196,500	232,196,500
Total Investments in Securities	$1,899,742,629	$—	$—	$232,196,500	$2,131,939,129

^	See Schedule of Investments for country breakouts.

ICOW

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$1,394,944,311	$—	$—	$—	$1,394,944,311
Investments Purchased with Proceeds from Securities Lending	—	—	—	120,207,214	120,207,214
Total Investments in Securities	$1,394,944,311	$—	$—	$120,207,214	$1,515,151,525

^	See Schedule of Investments for country breakouts.

ECOW

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$90,934,618	$—	$0	$—	$90,934,618
Preferred Stocks	5,424,213	—	—	—	5,424,213
Investments Purchased with Proceeds from Securities Lending	—	—	—	4,543	4,543
Total Investments in Securities	$96,358,831	$—	$0	$4,543	$96,363,374

^	See Schedule of Investments for country breakouts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

ECOW	Balance as of 4/30/2023	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Out of Level 3	Transfers Into Level 3	Balance as of 4/30/2024
Common Stocks	$0	$—	$—	$—	$—	$—	$—	$0

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

ECOW	Fair Value as of 4/30/2024	Valuation Techniques	Unobservable Input	Impact to Valuation From an Increase to Input
Common Stocks	$0	Market comparable companies	Discount for lack of marketability	$0

*	Table presents information for ten securities, which due to the Russian foreign exchange restrictions are not actively trading.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

COWG

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$120,176,752	$—	$—	$—	$120,176,752
Total Investments in Securities	$120,176,752	$—	$—	$—	$120,176,752

^	See Schedule of Investments for sector breakouts.

CAFG

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$9,164,783	$—	$—	$—	$9,164,783
Total Investments in Securities	$9,164,783	$—	$—	$—	$9,164,783

^	See Schedule of Investments for sector breakouts.

BUL

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$46,395,082	$—	$—	$—	$46,395,082
Investments Purchased with Proceeds from Securities Lending	—	—	—	7,010,900	7,010,900
Total Investments in Securities	$46,395,082	$—	$—	$7,010,900	$53,405,982

^	See Schedule of Investments for sector breakouts.

HERD

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Affiliated Exchange Traded Funds	$94,036,120	$—	$—	$—	$94,036,120
Total Investments in Securities	$94,036,120	$—	$—	$—	$94,036,120

PWS

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$15,804,505	$—	$—	$—	$15,804,505
Contingent Value Rights	—	—	0	—	0
Short-Term Investments	—	3,453,075	—	—	3,453,075
Investment Purchased with Proceeds from Securities Lending	—	—	—	4,078,068	4,078,068
Total Investments in Securities	$15,804,505	$3,453,075	$0	$4,078,068	$23,335,648

^	See Schedule of Investments for sector breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

PWS(a)	Balance as of 4/30/2023	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Out of Level 3	Transfers Into Level 3	Balance as of 4/30/2024
Rights	$0	$—	$—	$—	$—	$—	$—	$0

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

PWS	Fair Value as of 4/30/2024	Valuation Techniques	Unobservable Input	Impact to Valuation From an Increase to Input
Rights	$0	Acquisition Price	Stale Data	$0
Rights	$0	Acquisition Price	Stale Data	$0

(a)	Table presents information for two securities, Abiomed has been valued at $0.00 and Bristol-Myers Squibb Co. has been valued at $0.00 throughout the period.

INDS

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$9,058,402	$—	$—	$—	$9,058,402
Real Estate Investment Trusts	184,908,460	—	—	—	184,908,460
Investments Purchased with Proceeds from Securities Lending	—	—	—	14,624,834	14,624,834
Total Investments in Securities	$193,966,862	$—	$—	$14,624,834	$208,591,696

^	See Schedule of Investments for sector breakouts.

SRVR

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$162,858,379	$—	$—	$—	$162,858,379
Real Estate Investment Trusts	257,438,361	—	—	—	257,438,361
Rights	—	—	264,780	—	264,780
Investments Purchased with Proceeds from Securities Lending	—	—	—	26,363,358	26,363,358
Total Investments in Securities	$420,296,740	$—	$264,780	$26,363,358	$446,924,878

^	See Schedule of Investments for sector breakouts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

SRVR(a)	Balance as of 4/30/2023	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Out of Level 3	Transfers Into Level 3	Balance as of 4/30/2024
Contingent Value Rights	$—	$—	$73,109	$191,671	$—	$—	$—	$264,780

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

SRVR	Fair Value as of 4/30/2024	Valuation Techniques	Unobservable Input	Impact to Valuation From an Increase to Input
Contingent Value Rights	$264,780	Implied value gain if right immediately exercised.	Underlying public investment price adjusted down by strike price.	1.29 AUD

(a)	Table presents information for one security, NEXTOC Ltd has been valued at 0.00 - 17.97 AUD throughout the period.

SZNE

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$39,427,412	$—	$—	$—	$39,427,412
Investments Purchased with Proceeds from Securities Lending	—	—	—	7,355,777	7,355,777
Total Investments in Securities	$39,427,412	$—	$—	$7,355,777	$46,783,189

^	See Schedule of Investments for sector breakouts.

AFTY

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$4,410,888	$—	$—	$—	$4,410,888
Total Investments in Securities	$4,410,888	$—	$—	$—	$4,410,888

^	See Schedule of Investments for sector breakouts.

VIRS

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$3,441,168	$—	$—	$—	$3,441,168
Investments Purchased with Proceeds from Securities Lending	—	—	—	477,840	477,840
Total Investments in Securities	$3,441,168	$—	$—	$477,840	$3,919,008

^	See Schedule of Investments for sector breakouts.

ALTL

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$251,490,194	$—	$—	$—	$251,490,194
Real Estate Investment Trusts	4,624,954	—	—	—	4,624,954
Investments Purchased with Proceeds from Securities Lending	—	—	—	13,275,747	13,275,747
Total Investments in Securities	$256,115,148	$—	$—	$13,275,747	$269,390,895

^	See Schedule of Investments for sector breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

PAMC

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$55,490,874	$—	$—	$—	$55,490,874
Real Estate Investment Trusts	283,667	—	—	—	283,667
Investments Purchased with Proceeds from Securities Lending	—	—	—	12,553,301	12,553,301
Total Investments in Securities	$55,774,541	$—	$—	$12,553,301	$68,327,842

^	See Schedule of Investments for sector breakouts.

PALC

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$296,651,283	$—	$—	$—	$296,651,283
Real Estate Investment Trusts	159,614	—	—	—	159,614
Investments Purchased with Proceeds from Securities Lending	—	—	—	9,103,620	9,103,620
Total Investments in Securities	$296,810,897	$—	$—	$9,103,620	$305,914,517

^	See Schedule of Investments for sector breakouts.

PEXL

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$60,680,604	$—	$—	$—	$60,680,604
Real Estate Investment Trusts	492,799	—	—	—	492,799
Investments Purchased with Proceeds from Securities Lending	—	—	—	6,978,588	6,978,588
Total Investments in Securities	$61,173,403	$—	$—	$6,978,588	$68,151,991

^	See Schedule of Investments for sector breakouts.

FLRT

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Bank Loans	$—	$132,637,909	$—	$—	$132,637,909
Closed-End Funds	19,145		—	—	19,145
Collateralized Loan Obligations	994,727	81,005,063			81,999,790
Corporate Bonds	—	22,109,299	—	—	22,109,299
Exchange Traded Funds	1,225,657	—	—	—	1,225,657
Total Investments in Securities	$2,239,529	$235,752,271	$—	$—	$237,991,800

^	See Schedule of Investments for sector breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

SHPP

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$1,027,764	$—	$—	$—	$1,027,764
Exchange Traded Funds	24,449	—	—	—	24,449
Total Investments in Securities	$1,052,213	$—	$—	$—	$1,052,213

^ See Schedule of Investments for sector breakouts.

TRFK

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$28,810,486	$—	$—	$—	$28,810,486
Total Investments in Securities	$28,810,486	$—	$—	$—	$28,810,486

^ See Schedule of Investments for sector breakouts.

See Schedule of Investments for sector breakouts.

B.

Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.

Federal Income Taxes. The Funds have complied and intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required. As of and during the fiscal period/year ended April 30, 2024, the Funds did not have any tax positions that did not meet the “more-likely- than-not” threshold of being sustained by the applicable tax authority. As of and during the fiscal period/year ended April 30, 2024, the Funds did not have liabilities for any unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. Management has analyzed each of the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2021-2023) or expected to be taken in each of the Fund’s 2024 tax returns. During the year/period ended April 30, 2024, the Funds did not incur any interest or penalties.

D.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are computed on the basis of highest amortized cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations.

Distributions received from a Fund’s investments in Real Estate Investment Trusts (“REIT”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

E.

Distributions to Shareholders. Distributions to shareholders from net investment income for PTLC, PTMC, PTNQ, PTEU, PTIN, TRND, and AFTY, are declared and paid on an annual basis. COWZ, CALF, GCOW, ICOW, ECOW, COWG, CAFG, BUL, HERD, PWS, INDS, SRVR, SZNE, VIRS, ALTL, PAMC, PALC, PEXL,, TRFK, and SHPP, are declared and paid on a quarterly basis. PTBD and FLRT are declared and paid on a monthly basis. The net realized gains on securities normally are declared and paid on an annual basis for all Funds. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s net asset value per share.

H.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred.

I.

Reclassification of Capital Accounts. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal period/year ended April 30, 2024, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
PTLC	$(12,168,879)	$12,168,879
PTMC	(1,888,737)	1,888,737
PTNQ	(44,667,244)	44,667,244
PTEU	(737,761)	737,761
PTIN	(747,358)	747,358
PTBD	(444,405)	444,405
TRND	(1,298,824)	1,298,824
COWZ	(866,093,044)	866,093,044
CALF	(217,443,133)	217,443,133
GCOW	(9,848,366)	9,848,366
ICOW	(22,307,725)	22,307,725
ECOW	—	—
COWG	(4,168,391)	4,168,391
CAFG	(491,388)	491,388
BUL	(2,345,464)	2,345,464
HERD	(2,475,114)	2,475,114
PWS	(428,196)	428,196
INDS	(137,585)	137,585
SRVR	21,552,673	(21,552,673)
SZNE	(7,642,905)	7,642,905
AFTY	188	(188)
VIRS	(279,832)	279,832
ALTL	(14,464,418)	14,464,418
PAMC	(5,085,174)	5,085,174
PALC	(47,189,312)	47,189,312
PEXL	(3,088,487)	3,088,487
FLRT	—	—

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
SHPP	$—	$—
TRFK	(114,611)	114,611

During the fiscal year/period ended April 30, 2024, the Funds’ realized the following net capital gains/(losses) resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid- in-capital.

PTLC	$15,477,025
PTMC	2,724,049
PTNQ	44,843,094
PTEU	(230,162)
PTIN	1,017,901
PTBD	444,405
TRND	1,420,611
COWZ	902,699,272
CALF	220,578,371
GCOW	10,477,781
ICOW	22,708,144
ECOW	—
COWG	4,356,668
CAFG	508,608
BUL	2,435,139
HERD	2,561,250
PWS	506,058
INDS	637,413
SRVR	(8,036,393)
SZNE	7,698,818
AFTY	—
VIRS	370,838
ALTL	14,731,884
PAMC	5,144,555
PALC	48,417,971
PEXL	3,259,712
FLRT	—
SHPP	637,413
TRFK	115,344

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Pacer Advisors, Inc. (“the Adviser”) serves as the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. The Adviser administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

services. The Adviser bears the costs of all advisory and non-advisory services required to operate the Funds, in exchange for a single unitary management fee. For services provided to the Funds, the Funds pay the Adviser at the following annual rates based on each Fund’s average daily net assets:

Annual Rate of Average Daily Net Assets
PTLC	0.60%
PTMC	0.60%
PTNQ	0.65%
PTEU	0.65%
PTIN	0.65%
PTBD	0.60%
TRND	0.15%
COWZ	0.49%
CALF	0.59%
GCOW	0.60%
ICOW	0.65%
ECOW	0.70%
COWG	0.49%
CAFG	0.59%
BUL	0.60%
HERD	0.15%
PWS	0.60%
INDS	0.60%
SRVR	0.60%
SZNE	0.60%
AFTY	0.70%
VIRS	0.70%
ALTL	0.60%
PAMC	0.60%
PALC	0.60%
PEXL	0.60%
FLRT	0.60%
SHPP	0.60%
TRFK	0.60%

The Adviser has overall responsibility for overseeing the investment of the Funds’ assets, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services for the Trust. Vident Asset Management (“Vident”) serves as the sub-adviser to PTBD, CSOP serves as the sub-adviser to AFTY, and Aristotle Pacific Capital, LLC (“Aristotle Pacific”) serves as the sub-adviser to FLRT. Each sub-adviser has responsibility for selecting and continuously monitoring their respective Fund(s) investments. Sub-Advisory fees earned by Vident, CSOP, and Aristotle Pacific are paid by the Adviser.

Effective November 1, 2022, pursuant to a contractual agreement between the Trust on behalf of each INDS and SRVR, the Adviser shall waive a portion of its advisory fee under the Advisory Agreement with respect to each Fund which limits each Fund’s total operating expenses (exclusive of any Rule 12b-1 fees, taxes, interest, brokerage fees, acquired fund fees and expenses, expenses incurred in connection with any merger, reorganization, or proxy solicitation, litigation, and other extraordinary expenses) to not more than 0.55% of the average daily net assets of each Fund. For the year ended April 30, 2024, the Adviser’s management fee was reduced by $103,741 and $267,387 in INDS and SRVR, respectively. This contractual agreement expires on October 31, 2024. The Adviser is not entitled to recoup any fees that have been previously waived.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

Pursuant to a Sub-Advisory Agreement between the Adviser and CSOP (the “Sub-Advisory Agreement”), CSOP is responsible for the day-to-day management of the Fund, including the trading of portfolio securities for the Fund. CSOP is responsible for selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitutions of the Index, subject to the supervision of the Adviser and the Board. For the services it provides to AFTY, CSOP is compensated by the Adviser from the management fees paid by AFTY to the Adviser.

Pursuant to a Sub-Advisory Agreement between the Adviser and Vident (the “Sub-Advisory Agreement”), Vident is responsible for the day-to-day management of the Fund, including the trading of portfolio securities for the Fund. Vident is responsible for selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitutions of the Index, subject to the supervision of the Adviser and the Board. For the services it provides to PTBD, Vident is compensated by the Adviser from the management fees paid by PTBD to the Adviser.

Effective April 12, 2023 and pursuant to a Sub-Advisory Agreement between the Adviser and the Aristotle Pacific (the “Sub-Advisory Agreement”), Aristotle Pacific is responsible for the day-to-day management of FLRT, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. For the services it provides to FLRT, Aristotle Pacific is compensated by the Adviser from the management fees paid by FLRT to the Adviser. Prior to April 12, 2023, pursuant to a Sub-Advisory Agreement between the Adviser and the Pacific Asset Management LLC (Pacific Asset), Pacific Asset was responsible for trading portfolio securities on behalf of FLRT, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. For the services they provided to FLRT, Pacific Asset was compensated by the Adviser from the management fees paid by FLRT to the Adviser.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser. The Funds did not pay any fees or commissions to the Distributor during the fiscal year/period ended April 30, 2024.

Certain officers and a Trustee of the Trust are affiliated with the Adviser and Distributor.

NOTE 4 – SERVICE AND CUSTODY AGREEMENTS

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”) doing business as U.S. Global Fund Services and a Custody Agreement with U.S. Bank, N.A. (the “Custodian”), an affiliate of Fund Services. Under these agreements, Fund Services and the Custodian provide certain transfer agency, administrative, accounting and custody services. The Custodian acts as securities lending agent (the “Securities Lending Agent”) for the Funds.

NOTE 5 – SECURITIES LENDING

The Funds may lend up to 33 1/3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan, plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the cash collateral. Due to timing issues of when a security is recalled from loan, the financial statements may differ in presentation. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

As of April 30, 2024, the Funds in following table had loaned securities and received cash collateral for the loans. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable Net Asset Value (“NAV”) of $1.00. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

During the year/period ended April 30, 2024, the Funds (excluding TRND, COWG, CAFG, HERD, AFTY, FLRT, TRFK, and SHPP) had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations, as applicable.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

NOTE 6 – SECURED BORROWINGS

The following represents gross obligations for secured borrowings by remaining time to maturity as of April 30, 2024.

Securities Lending Transactions

Overnight and Continuous	Investments Purchased with Proceeds from Securities Lending Collateral*
PTLC	$95,811,917
PTMC	86,595,764
PTNQ	364,781,969
PTEU	5,787,866
PTIN	33,098,496
PTBD	20,705,300
TRND	—
COWZ	1,079,037,899
CALF	975,050,215
GCOW	232,196,500
ICOW	120,207,214
ECOW	4,543
COWG	—
CAFG	—
BUL	7,010,900
HERD	—
PWS	4,078,068
INDS	14,624,834
SRVR	26,363,358
SZNE	7,355,777
AFTY	—
VIRS	477,840
ALTL	13,275,747
PAMC	12,553,301
PALC	9,103,620
PEXL	6,978,588
FLRT	—
SHPP	—
TRFK	—

*	Proceeds from securities lending (Investments Purchased with Proceeds from Securities Lending Collateral).

Due to the absence of a master netting agreement related to the Funds’ participation in securities lending, no additional offsetting disclosures have been made on behalf of the Funds for the total borrowings listed above.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

NOTE 7 – OFFSETTING ASSETS AND LIABILITIES

The following is a summary of the Assets and Liabilities for each Fund subject to offsets as of April 30, 2024:

Liabilities

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
PTLC
Securities Lending	$95,811,917	$—	$95,811,917	$95,811,917	$—	$—
PTMC
Securities Lending	86,595,764	—	86,595,764	86,595,764	—	—
PTNQ
Securities Lending	364,781,969	—	364,781,969	364,781,969	—	—
PTEU
Securities Lending	5,787,866	—	5,787,866	5,787,866	—	—
PTIN
Securities Lending	33,098,496	—	33,098,496	33,098,496	—	—
PTBD
Securities Lending	20,705,300	—	20,705,300	20,705,300	—	—
TRND
Securities Lending	—	—	—	—	—	—
COWZ
Securities Lending	1,079,037,899	—	1,079,037,899	1,079,037,899	—	—
CALF
Securities Lending	975,050,215	—	975,050,215	975,050,215	—	—
GCOW
Securities Lending	232,196,500	—	232,196,500	232,196,500	—	—
ICOW
Securities Lending	120,207,214	—	120,207,214	120,207,214	—	—
ECOW
Securities Lending	4,543	—	4,543	4,543	—	—
COWG
Securities Lending	—	—	—	—	—	—
CAFG
Securities Lending	—	—	—	—	—	—
BUL
Securities Lending	7,010,900	—	7,010,900	7,010,900	—	—
HERD
Securities Lending	—	—	—	—	—	—
PWS
Securities Lending	4,078,068	—	4,078,068	4,078,068	—	—
INDS
Securities Lending	14,624,834	—	14,624,834	14,624,834	—	—
SRVR
Securities Lending	26,363,358	—	26,363,358	26,363,358	—	—
SZNE
Securities Lending	7,355,777	—	7,355,777	7,355,777	—	—

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
AFTY
Securities Lending	$—	$—	$—	$—	$—	$—
VIRS
Securities Lending	477,840	—	477,840	477,840	—	—
ALTL
Securities Lending	13,275,747	—	13,275,747	13,275,747	—	—
PAMC
Securities Lending	12,553,301	—	12,553,301	12,553,301	—	—
PALC
Securities Lending	9,103,620	—	9,103,620	9,103,620	—	—
PEXL
Securities Lending	6,978,588	—	6,978,588	6,978,588	—	—
FLRT
Securities Lending	—	—	—	—	—	—
SHPP
Securities Lending	—	—	—	—	—	—
TRFK
Securities Lending	—	—	—	—	—	—

NOTE 8 – INVESTMENT TRANSACTIONS

For the year/period ended April 30, 2024, the aggregate purchases and sales of securities by the Funds, excluding short-term securities and in-kind transactions, the in-kind transactions associated with creations and redemptions, and the long-term purchases and sales of U.S. Government Securities were as follows:

	Purchases	Sales	In-Kind Purchases	In-Kind Sales	U.S. Government Purchases	U.S. Government Sales
PTLC	$1,177,333,226	$1,180,114,658	$264,930,949	$81,786,860	$—	$—
PTMC	824,463,938	830,325,582	27,631,723	45,138,316	—	—
PTNQ	119,590,379	549,315,868	281,068,228	141,119,683	—	—
PTEU	42,381,447	42,404,274	7,618,933	10,049,354	—	—
PTIN	78,513,317	77,988,987	23,510,927	5,272,507	—	—
PTBD	248,264,276	252,983,189	5,811,738	56,467,639	—	226,518,815
TRND	3,107,009	3,048,408	1,458,894	8,675,564	—	—
COWZ	12,934,411,371	12,880,403,693	10,921,298,541	4,205,576,483	—	—
CALF	5,707,108,844	5,645,445,893	7,299,175,009	626,570,735	—	—
GCOW	1,152,304,544	1,124,972,674	332,032,261	42,631,475	—	—
ICOW	699,695,887	628,371,573	776,646,828	66,428,997	—	—
ECOW	72,885,228	52,154,166	16,809,999	—	—	—
COWG	61,359,016	58,926,676	116,740,674	23,683,708	—	—
CAFG	6,210,195	6,160,778	12,718,533	3,957,352	—	—
BUL	49,394,235	49,297,362	19,070,831	17,510,833	—	—
HERD	3,313,751	3,242,640	55,692,173	19,543,695	—	—
PWS	61,164,222	67,888,603	4,507,570	6,589,715	377,724	23,582,640
INDS	38,585,869	40,318,107	19,721,299	15,094,459	—	—

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

	Purchases	Sales	In-Kind Purchases	In-Kind Sales	U.S. Government Purchases	U.S. Government Sales
SRVR	$361,825,672	$371,568,439	$26,809,414	$231,578,502	$—	$—
SZNE	97,001,101	96,431,777	28,117,180	66,246,924	—	—
AFTY	529,685	533,893	—	—	—	—
VIRS	477,717	474,040	1,585,929	2,384,735	—	—
ALTL	2,967,012,207	2,969,565,903	10,105,821	481,985,280	—	—
PAMC	148,278,132	148,245,800	29,221,145	18,131,091	—	—
PALC	1,080,090,596	1,077,050,603	221,385,756	192,651,739	—	—
PEXL	32,131,240	31,792,345	48,106,035	13,934,991	—	—
FLRT	203,381,635	65,677,614	—	—	—	—
SHPP	271,114	277,567	—	—	—	—
TRFK	3,048,834	2,828,985	26,378,804	542,960	—	—

NOTE 9 – TRANSACTIONS WITH AFFILIATED SECURITIES

The Pacer Trendpilot Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Trendpilot ETFs”). Each of the Trendpilot ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the underlying index listed in the following table (collectively, the “Trendpilot Indexes”). Each Trendpilot Index other than the Pacer Trendpilot US Bond Index (collectively, the “Trendpilot Equity Indexes”) uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the “Underlying Component” specified in the table below, (ii) 50% to the applicable Underlying Component and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Underlying Component and its 200-business day historical simple moving average (the “200-day moving average”). The calculation of the 200-day moving average for each Underlying Component is based on the total return version of such Underlying Component and reflects the reinvestment of dividends paid by the securities in such Underlying Component.

The Pacer Trendpilot US Bond Index (the “Trendpilot Bond Index”) uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure to one of the following positions: (i) 100% to the S&P U.S. High Yield Corporate Bond Index, (ii) 50% to the S&P U.S. High Yield Corporate Bond Index and 50% to the S&P U.S. Treasury Bond 7-10 Year Index or (iii) 100% to S&P U.S. Treasury Bond 7-10 Year Index, depending on the value of the S&P U.S. High Yield Corporate Bond Index divided by the value of the S&P U.S.Treasury Bond 7-10 Year Index (the “Risk Ratio”).

Weight	Trendpilot ETF	Trendpilot Index	Equity Component
20%	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot® US Large Cap Index	S&P 500® Index
20%	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot® US Mid Cap Index	S&P MidCap 400® Index
20%	Pacer Trendpilot® 100 ETF	Pacer NASDAQ-100 Trendpilot® Index	NASDAQ-100® Index
20%	Pacer Trendpilot® International ETF	Pacer Trendpilot® International Index	S&P Developed Ex-US Large Cap Index
20%	Pacer Trendpilot® US Bond ETF	Pacer Trendpilot® US Bond Index	iBoxx USD Liquid High Yield Index

TRND had the following transactions during the current fiscal period with affiliates:

	Share Activity
Security Name	Balance May 1, 2023	Purchases	Sales	Balance April 30, 2024
PTBD	513,868	88,335	(93,610)	508,593
PTIN	396,769	34,226	(74,451)	356,544
PTLC	275,318	11,064	(67,817)	218,565
PTMC	323,679	29,487	(60,487)	292,679
PTNQ	191,684	7,100	(47,981)	150,803

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

Security Name	Value	Dividend Income	Gain (Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliate
PTBD	$10,151,516	$713,161	$(191,188)	$57,845
PTIN	10,020,099	219,006	219,263	201,861
PTLC	10,014,648	126,165	552,541	1,237,313
PTMC	9,907,184	199,843	162,809	323,017
PTNQ	10,130,946	154,650	745,104	1,354,277
Total	50,224,393	1,412,825	1,488,529	3,174,313

The Pacer Cash Cows Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Cash Cows ETFs”). Each of the Cash Cows ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the applicable underlying index listed in the following table (collectively, the “Cash Cows Indexes”). Each Cash Cows Index uses an objective, rules-based methodology to provide exposure to companies with high free cash flow yields (commonly referred to as “cash cows”) selected from the applicable “Equity Universe” as indicated in the following table.

Weight	Cash Cows ETF	Cash Cows Index	Equity Universe
20%	Pacer US Cash Cows 100 ETF	Pacer US Cash Cows 100 ETF	Russell 1000 Index
20%	Pacer Global Cash Cows Dividend ETF	Pacer Global Cash Cows Dividend Index	FTSE Developed Large Cap Index
20%	Pacer US Small Cap Cash Cows 100 ETF	Pacer US Small Cap Cash Cows 100 Index	S&P Small Cap 600® Index
20%	Pacer US Cash Cows Growth ETF	Pacer US Cash Cows Growth Index	S&P 900® Pure Growth Index
20%	Pacer Developed Markets International Cash Cows 100 ETF	Pacer Developed Markets International Cash Cows 100 Index	FTSE Developed ex US Index

HERD had the following transactions during the current fiscal period with affiliates:

	Share Activity
Security Name	Balance May 1, 2023	Purchases	Sales	Balance April 30, 2024
BUL	279,015	333,302	(152,228)	460,089
CALF	254,470	279,538	(131,522)	402,486
COWZ	206,174	225,071	(92,145)	339,100
GCOW	288,041	372,126	(96,380)	563,787
ICOW	328,702	385,509	(104,948)	609,263

Security Name	Value	Dividend Income	Gain (Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliate
BUL	$18,583,225	$244,026	$412,654	$2,212,134
CALF	18,458,008	173,603	842,132	2,140,392
COWZ	18,596,244	303,434	447,312	2,081,051
GCOW	19,225,137	804,217	351,801	(150,702)
ICOW	19,173,506	503,980	422,595	493,003
Total	94,036,120	2,029,260	2,476,494	6,775,878

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

NOTE 10 – TAX COST BASIS

The components of tax basis cost of investments and net unrealized appreciation for federal income tax purposes at April 30, 2024 were as follows:

	PTLC	PTMC	PTNQ	PTEU	PTIN
Tax cost of Investments	$2,386,659,462	$439,038,457	$1,381,941,633	$43,061,918	$171,131,414
Unrealized Appreciation	477,115,222	42,554,637	163,190,260	3,844,667	22,323,005
Unrealized Depreciation	(150,472,765)	(10,690,572)	(17,076,404)	(1,548,761)	(10,702,112)
Net unrealized appreciation (depreciation)	326,642,457	31,864,065	146,113,856	2,295,906	11,620,893
Undistributed Ordinary income	6,125,009	1,036,862	8,554,710	265,048	1,788,565
Undistributed Long-term capital gain	—	—	—	—	—
Distributable earnings	6,125,009	1,036,862	8,554,710	265,048	1,788,565
Other accumulated gain/(loss)	(232,872,513)	(131,894,301)	(28,967,506)	(48,776,568)	(20,649,742)
Total accumulated gain/(loss)	$99,894,953	$(98,993,374)	$125,701,060	$(46,215,614)	$(7,240,284)

	PTBD	TRND	COWZ	CALF	GCOW
Tax cost of Investments	$195,470,224	$48,524,276	$21,986,753,752	$10,138,174,414	$2,103,792,967
Unrealized Appreciation	3,600,618	5,423,537	2,666,911,885	883,492,050	169,054,460
Unrealized Depreciation	(2,686,881)	(3,723,420)	(975,237,163)	(651,770,789)	(141,072,794)
Net unrealized appreciation (depreciation)	913,737	1,700,117	1,691,674,722	231,721,261	27,981,666
Undistributed Ordinary income	261,706	213,638	35,837,423	5,109,271	19,479,603
Undistributed Long-term capital gain	—	—	—	—	—
Distributable earnings	261,706	213,638	35,837,423	5,109,271	19,479,603
Other accumulated gain/(loss)	(261,447,133)	(943,934)	(535,356,974)	(19,868,791)	(29,425,854)
Total accumulated gain/(loss)	$(260,271,690)	$969,821	$1,192,155,171	$216,961,741	$18,035,415

	ICOW	ECOW	COWG	CAFG	BUL
Tax cost of Investments	$1,482,476,202	$92,409,896	$118,533,125	$9,229,962	$48,953,355
Unrealized Appreciation	125,974,035	13,178,422	7,986,302	455,749	5,666,320
Unrealized Depreciation	(93,523,270)	(9,228,952)	(6,342,675)	(520,928)	(1,213,693)
Net unrealized appreciation (depreciation)	32,450,765	3,949,470	1,643,627	(65,179)	4,452,627
Undistributed Ordinary income	33,029,919	2,006,284	8,895	—	—
Undistributed Long-term capital gain	—	—	—	—	—
Distributable earnings	33,029,919	2,006,284	8,895	—	—
Other accumulated gain/(loss)	(6,860,899)	(3,319,313)	(914,625)	(70,878)	(4,706,064)
Total accumulated gain/(loss)	$58,619,785	$2,636,441	$737,897	$(136,057)	$(253,437)

	HERD	PWS	INDS	SRVR	SZNE
Tax cost of Investments	$86,956,977	$22,598,306	$232,268,767	$548,141,339	$46,790,873
Unrealized Appreciation	7,560,825	1,571,440	5,985,629	24,254,170	858
Unrealized Depreciation	(481,682)	(834,098)	(29,675,258)	(125,470,631)	(8,542)
Net unrealized appreciation (depreciation)	7,079,143	737,342	(23,689,629)	(101,216,461)	(7,684)
Undistributed Ordinary income	—	2,741	100,987	97,065	8,527
Undistributed Long-term capital gain	—	—	—	—	—
Distributable earnings	—	2,741	100,987	97,065	8,527
Other accumulated gain/(loss)	—	(27,663,504)	(58,275,640)	(263,364,797)	(27,412,930)
Total accumulated gain/(loss)	$7,079,143	$(26,923,421)	$(81,864,282)	$(364,484,193)	$(27,412,087)

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

	AFTY	VIRS	ALTL	PAMC	PALC
Tax cost of Investments	$4,573,053	$4,253,512	$269,606,589	$65,567,536	$294,001,679
Unrealized Appreciation	628,854	312,765	7,801,130	4,702,988	24,513,555
Unrealized Depreciation	(791,019)	(647,269)	(8,016,824)	(1,942,682)	(12,600,717)
Net unrealized appreciation (depreciation)	(162,165)	(334,504)	(215,694)	2,760,306	11,912,838
Undistributed Ordinary income	2,022	714	428,625	11,256	170,639
Undistributed Long-term capital gain	—	—	—	—	—
Distributable earnings	2,022	714	428,625	11,256	170,639
Other accumulated gain/(loss)	(2,202,722)	(60,133)	(264,586,547)	(8,448,044)	(46,801,598)
Total accumulated gain/(loss)	$(2,362,865)	$(393,923)	$(264,373,616)	$(5,676,482)	$(34,718,121)

	PEXL	FLRT	SHPP	TRFK
Tax cost of Investments	$63,287,707	$235,327,163	$1,003,838	$27,295,789
Unrealized Appreciation	7,019,663	3,200,850	144,425	3,338,029
Unrealized Depreciation	(2,155,379)	(536,213)	(96,124)	(1,823,398)
Net unrealized appreciation (depreciation)	4,864,284	2,664,637	48,301	1,514,631
Undistributed Ordinary income	—	424,750	14,591	123,121
Undistributed Long-term capital gain	—	—	—	10,279
Distributable earnings	—	424,750	14,591	133,400
Other accumulated gain/(loss)	(1,039,920)	(3,475,284)	(2,328)	—
Total accumulated gain/(loss)	$3,824,364	$(385,897)	$60,564	$1,648,031

The difference between book and tax-basis cost is attributable to the realization for tax purposes of unrealized gains on investments in Real Estate Investment Trusts, partnerships, passive foreign investment companies and wash sales. Under tax law, certain capital and foreign currency losses realized after April 30, 2024 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

At April 30, 2024, the Funds had the following capital loss carryforwards:

	Short-Term	Long-Term	Expires
PTLC	$(120,467,978)	$(112,404,535)	Indefinite
PTMC	(131,854,933)	—	Indefinite
PTNQ	(12,631,202)	(16,336,304)	Indefinite
PTEU	(38,076,088)	(10,686,286)	Indefinite
PTIN	(16,458,290)	(4,176,064)	Indefinite
PTBD	(261,236,012)	(211,121)	Indefinite
TRND	(527,317)	(416,617)	Indefinite
COWZ	(283,783,366)	(251,573,608)	Indefinite
CALF	—	(19,868,791)	Indefinite
GCOW	(3,760,510)	(25,665,344)	Indefinite
ICOW	(3,301,284)	(3,559,615)	Indefinite
ECOW	(2,122,928)	(1,196,385)	Indefinite
COWG	(888,588)	(26,037)	Indefinite
CAFG	(70,878)	—	Indefinite
BUL	(4,444,605)	(261,459)	Indefinite
HERD	—	—	Indefinite
PWS	(27,663,504)	—	Indefinite
INDS	(45,486,103)	(12,789,537)	Indefinite
SRVR	(46,157,919)	(217,206,878)	Indefinite
SZNE	(27,412,930)	—	Indefinite
AFTY	(1,529,092)	(673,630)	Indefinite

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

	Short-Term	Long-Term	Expires
VIRS	$(13,664)	$(46,469)	Indefinite
ALTL	(264,579,997)	(6,550)	Indefinite
PAMC	(8,448,044)	—	Indefinite
PALC	(45,573,218)	(1,228,380)	Indefinite
PEXL	(949,045)	(90,875)	Indefinite
FLRT	(2,891,434)	(583,850)	Indefinite
SHPP	(380)	(1,948)	Indefinite
TRFK	—	—	Indefinite

NOTE 11 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the fiscal year/period ended April 30, 2024, was as follows:

	Ordinary Income	Capital Gains	Long Term Capital Gain	Return of Capital
PTLC	$28,840,382	$—	$—	$—
PTMC	7,000,000	—	—	—
PTNQ	15,996,062	—	—	—
PTEU	1,192,866	—	—	—
PTIN	3,142,461	—	—	—
PTBD	13,319,148	—	—	—
TRND	1,304,500	—	—	—
COWZ	341,685,265	—	—	—
CALF	58,323,606	—	—	—
GCOW	103,433,974	—	—	—
ICOW	31,659,355	—	—	—
ECOW	3,557,922	—	—	—
COWG	265,559	—	—	—
CAFG	23,563	—	—	93
BUL	657,918	—	—	16,317
HERD	1,930,353	—	262	3,388
PWS	453,354	—	—	—
INDS	8,470,476	—	—	—
SRVR	21,236,193	—	—	—
SZNE	614,377	—	—	—
AFTY	92,239	—	—	—
VIRS	37,062	—	—	—
ALTL	5,527,814	—	—	—
PAMC	258,009	—	—	—
PALC	2,027,944	—	—	—
PEXL	199,688	—	—	7,444
FLRT	13,662,425	—	—	—
SHPP	29,550	—	—	—
TRFK	8,801	—	—	—

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

The tax character of distributions paid by the Funds during the fiscal year/period ended April 30, 2023 was as follows:

	Ordinary Income	Capital Gains	Long Term Capital Gain	Return of Capital
PTLC	$26,415,381	$—	$—	$—
PTMC	3,237,926	—	—	—
PTNQ	4,142,394	—	—	—
PTEU	273,384	—	—	—
PTIN	444,569	—	—	—
PTBD	26,684,806	—	—	—
TRND	942,758	—	—	—
COWZ	193,788,560	—	—	—
CALF	16,000,780	—	—	—
GCOW	33,617,374	—	—	—
ICOW	7,687,068	—	—	—
ECOW	973,073	—	—	—
COWG	9,399	—	—	—
BUL	382,192	—	—	—
HERD	584,387	—	117	1,841
PWS	597,772	—	—	—
INDS	6,149,407	—	—	—
SRVR	18,743,593	—	1,717,631	—
SZNE	826,693	—	—	—
AFTY	100,794	—	—	—
VIRS	46,298	—	—	—
ALTL	9,575,595	—	—	488,359
PAMC	410,052	—	—	20,581
PALC	3,553,899	—	—	—
PEXL	62,468	—	—	—
FLRT	5,819,045	—	—	—
TRFK	5,555	—	—	—
SHPP	12,171	—	—	—

NOTE 12 – NEW ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

NOTE 13 – RISKS

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

Sector Risk. To the extent a Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

● Industrials Sector Risk. The SHPP Fund may invest in companies in the industrials sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

● Information Technology Sector Risk. The TRFK Fund may invest in companies in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

NOTE 14 – SUBSEQUENT EVENT

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than below.

On May 22, 2024, the following Funds declared a distribution from ordinary income to shareholders of record as of May 24, 2024, payable May 29, 2024, as follows:

	Ordinary Income	Per Share Amount
FLRT	$1,220,042	$0.21071545
PTBD	766,975	0.08715628

On June 26, 2024, the following Fund declared distributions from ordinary income to shareholders of record as of June 27, 2024, Payable July 3, 2024, as follows:

	Ordinary Income	Per Share Amount
COWG	$131,074	$0.02122663
FLRT	2,820,984	0.41302837
INDS	1,088,319	0.20342415
SRVR	4,266,271	0.27001712
PEXL	85,638	0.06587516
GCOW	40,244,591	0.71737238
PTBD	1,490,405	0.17534174
SZNE	100,568	0.10056847
CALF	20,888,946	0.10098596
COWZ	127,611,532	0.30036844
ICOW	43,803,502	0.97125282
ECOW	3,092,198	0.61843965
PWS	33,041	0.04720157
BUL	48,319	0.03579188
VIRS	10,420	0.10419600
ALTL	1,161,329	0.17463591
PAMC	71,871	0.05133619
PALC	730,237	0.10431954
TRFK	136,721	0.17989564
SHPP	22,306	0.55764875
CAFG	14,074	0.02962966

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2024 (Continued)

On June 27, 2024, the following Fund declared distributions from ordinary income to shareholders of record as of June 28, 2024, Payable July 5, 2024, as follows:

	Ordinary Income	Per Share Amount
HERD	$1,086,808	$0.46247137

Pacer Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pacer Funds Trust and the Shareholders of
Pacer Trendpilot® US Large Cap ETF, Pacer Trendpilot® US Mid Cap ETF, Pacer Trendpilot® 100 ETF, Pacer Trendpilot® European Index ETF, Pacer Trendpilot® International ETF, Pacer Trendpilot® US Bond ETF, Pacer Trendpilot® Fund of Funds ETF, Pacer US Cash Cows 100 ETF, Pacer US Small Cap Cash Cows 100 ETF, Pacer Global Cash Cows Dividend ETF, Pacer Developed Markets International Cash Cows 100 ETF, Pacer Emerging Markets Cash Cows 100 ETF, Pacer US Large Cap Cash Cows Growth Leaders ETF, Pacer US Small Cap Cash Cows Growth Leaders ETF, Pacer US Cash Cows Growth ETF, Pacer Cash Cows Fund of Funds ETF, Pacer Wealthshield ETF, Pacer Industrial Real Estate ETF, Pacer Data & Infrastructure Real Estate ETF, Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF, Pacer CSOP FTSE China A50 ETF, Pacer BioThreat Strategy ETF, Pacer Lunt Large Cap Alternator ETF, Pacer Lunt Midcap Multi-Factor Alternator ETF, Pacer Lunt Large Cap Multi-Factor Alternator ETF, Pacer US Export Leaders ETF, Pacer Pacific Asset Floating Rate High Income ETF, Pacer Data and Digital Revolution ETF and Pacer Industrials and Logistics ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the funds listed below (the “Funds”) each a series of the Pacer Funds Trust, as of April 30, 2024, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for the periods indicated below (collectively referred to as the “financial statements”).

The financial highlights for the year ended September 30, 2019, for the Pacer CSOP FTSE China A50 ETF, were audited by other auditors whose opinion dated November 19, 2019, expressed an unqualified opinion on those financial statements. The financial highlights for the two years ended June 30, 2021, for the Pacer Pacific Asset Floating Rate High Income ETF were audited by other auditors whose opinion dated August 16, 2021 expressed an unqualified opinion on those financial statements.

In our opinion, the financial statements present fairly, in all material respects, the financial positions of the Funds as of April 30, 2024, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Pacer Trendpilot® US Large Cap ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, 2021 and 2020
Pacer Trendpilot® US Mid Cap ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, 2021 and 2020
Pacer Trendpilot® 100 ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, 2021 and 2020
Pacer Trendpilot® European Index ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, 2021 and 2020
Pacer Trendpilot® International ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022 and 2021 and period from May 2, 2019 (commencement of operations) through April 30, 2020
Pacer Trendpilot® US Bond ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022 and 2021 and period from October 22, 2019 (commencement of operations) through April 30, 2020
Pacer Trendpilot® Fund of Funds ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022 and 2021 and period from May 3, 2019 (commencement of operations) through April 30, 2020
Pacer US Cash Cows 100 ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, 2021 and 2020

Pacer Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Continued)

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Pacer US Small Cap Cash Cows 100 ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, 2021, 2020
Pacer Global Cash Cows Dividend ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, 2021 and 2020
Pacer Developed Markets International Cash Cows 100 ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, 2021 and 2020
Pacer Emerging Markets Cash Cows 100 ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022 and 2021 and period from May 2, 2019 (commencement of operations) through April 30, 2020
Pacer US Large Cap Cash Cows Growth Leaders ETF	For the year ended April 30, 2024	For the year ended April 30, 2024 and for the period December 21, 2022 (commencement of operations) through April 30, 2023	For the year ended April 30, 2024 and for the period December 21, 2022 (commencement of operations) through April 30, 2023
Pacer US Small Cap Cash Cows Growth Leaders ETF	For the year ended April 30, 2024	For the year ended April 30, 2024	For the year ended April 30, 2024
Pacer US Cash Cows Growth ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, 2021 and period from May 2, 2019 (commencement of operations) through April 30, 2020
Pacer Cash Cows Fund of Funds ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, 2021 and period from May 3, 2019 (commencement of operations) through April 30, 2020
Pacer WealthShield ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, 2021 and 2020
Pacer Industrial Real Estate ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, 2021 and 2020
Pacer Data & Infrastructure Real Estate ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, 2021 and 2020
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, 2021 and 2020
Pacer CSOP FTSE China A50 ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022 and 2021 and for the period from October 1, 2019 through April 30, 2020
Pacer BioThreat Strategy ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023 and 2022 and for the period June 24, 2020 (commencement of operations) through April 30, 2021

Pacer Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Continued)

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Pacer Lunt Large Cap Alternator ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023 and 2022 and for the period June 24, 2020 (commencement of operations) through April 30, 2021
Pacer Lunt Midcap Multi-Factor Alternator ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023 and 2022 and for the period June 24, 2020 (commencement of operations) through April 30, 2021
Pacer Lunt Large Cap Multi-Factor Alternator ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023 and 2022 and for the period June 24, 2020 (commencement of operations) through April 30, 2021
Pacer US Export Leaders ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024, 2023, 2022, 2021 and 2020
Pacer Pacific Asset Floating Rate High Income ETF	For the year ended April 30, 2024	For the years ended April 30, 2024 and 2023	For the years ended April 30, 2024 and 2023 and for the period July 1, 2021 through April 30, 2022
Pacer Industrials and Logistics ETF	For the year ended April 30, 2024	For the year ended April 30, 2024 and for the period June 8, 2022 (commencement of operations) through April 30, 2023	For the year ended April 30, 2024 and for the period June 8, 2022 (commencement of operations) through April 30, 2023
Pacer Data and Digital Revolution ETF	For the year ended April 30, 2024	For the year ended April 30, 2024 and for the period June 8, 2022 (commencement of operations) through April 30, 2023	For the year ended April 30, 2024 and for the period June 8, 2022 (commencement of operations) through April 30, 2023

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of April 30, 2024, by correspondence with the custodian and brokers; when replies were not received from

Pacer Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Continued)

brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for the Pacer Funds Trust since 2015

Huntingdon Valley, Pennsylvania
June 27, 2024

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each other Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available on the Funds’ website at www.PacerETFs.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction/Short Term Capital Gains

For the fiscal year/period ended April 30, 2024, certain dividends paid by the Funds may be subject to a maximum tax rate of 23%, as provided for by the Tax Cuts and Jobs Act of 2017. The following are the percentage of dividends declared from ordinary income designated as qualified dividend income (“QDI”), for corporate shareholders, the percent qualifying for the corporate dividends received deduction (“DRD”), and the percentage of taxable ordinary income distributions that are designated as short-term capital gain (“STCG”) distributions under Internal Revenue Section 871(k)(2)(C) for each fund.

	QDI	DRD	STCG
PTLC	68.15%	68.04%	0.00%
PTMC	49.35%	44.25%	0.00%
PTNQ	27.32%	20.04%	0.00%
PTEU	91.62%	0.79%	0.00%
PTIN	99.78%	2.95%	0.00%
PTBD	0.00%	0.00%	0.00%
TRND	30.54%	15.12%	0.00%
COWZ	100.00%	100.00%	0.00%
CALF	100.00%	100.00%	0.00%
GCOW	88.47%	24.69%	0.00%
ICOW	72.82%	0.00%	0.00%
ECOW	63.42%	0.61%	0.00%
COWG	100.00%	100.00%	0.00%
CAFG	100.00%	100.00%	0.00%
BUL	100.00%	100.00%	0.00%
HERD	87.13%	44.42%	0.39%
PWS	35.50%	34.08%	0.00%
INDS	37.55%	2.32%	0.00%
SRVR	31.96%	2.06%	0.00%
SZNE	100.00%	100.00%	0.00%
AFTY	100.00%	0.00%	0.00%
VIRS	100.00%	100.00%	0.00%
ALTL	100.00%	100.00%	0.00%
PAMC	100.00%	100.00%	0.00%
PALC	100.00%	100.00%	0.00%
PEXL	100.00%	100.00%	0.00%
FLRT	0.00%	0.00%	0.00%
TRFK	79.47%	63.95%	26.71%
SHPP	72.11%	23.55%	0.00%

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited) (Continued)

Foreign Tax Credit Pass Through

Pursuant to Section 853 of the Internal Revenue code, the Funds designate the following amounts as foreign taxes paid for the year/period ended April 30, 2024. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Per Share
Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough
PTLC	$—	$—	$—	$—
PTMC	—	—	—	—
PTNQ	—	—	—	—
PTEU	1,357,518	209,424	0.88	0.14
PTIN	4,323,287	461,253	0.81	0.09
PTBD	—	—	—	—
TRND	219,006	18,535	0.13	0.01
COWZ	—	—	—	—
CALF	—	—	—	—
GCOW	80,299,989	6,392,814	1.43	0.11
ICOW	46,841,713	4,686,257	1.05	0.11
ECOW	4,787,424	545,107	1.01	0.11
COWG	—	—	—	—
CAFG	—	—	—	—
BUL	—	—	—	—
HERD	1,308,198	129,755	0.52	0.05
PWS	—	—	—	—
INDS	—	—	—	—
SRVR	—	—	—	—
SZNE	—	—	—	—
AFTY	148,114	14,837	0.48	0.05
VIRS	—	—	—	—
ALTL	—	—	—	—
PAMC	—	—	—	—
PALC	—	—	—	—
PEXL	—	—	—	—
FLRT	—	—	—	—
TRFK	—	—	—	—
SHPP	22,815	3,617	0.57	0.09

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

NOTE 3 – DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain Part F of Form N-PORT on the SEC’s website at www.sec.gov. Each Fund’s portfolio holdings are posted on their website at www.paceretfs.com daily.

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited) (Continued)

NOTE 4 – PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (800) 617-0004, by accessing the SEC’s website at http://www.sec.gov, or by accessing the Funds’ website at www.paceretfs.com. Information on how the Fund voted proxies relating to portfolio securities during the year ended June 30 is available without charge, upon request, by calling (800) 617-0004 or by accessing the website of the SEC.

NOTE 5 – BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT FOR THE FUNDS

ALTL, BUL, CALF, CAFG, ECOW, HERD, ICOW, INDS, PALC, PAMC, PEXL, PTIN, PTLC, PTMC, PTNQ, SRVR, SZNE, TRND, VIRS, BULD, ODDS, SHPP and TRFK

The Board of Trustees (the “Board”) of Pacer Funds Trust (the “Trust”), including the Trustees thereof who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (the “Independent Trustees”), held a meeting on March 19, 2024 (the “Meeting”) for the purpose of, among other things, the consideration of, and voting on, the proposed renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Pacer Advisors, Inc. (the “Advisor”), relating to Pacer Lunt Large Cap Alternator ETF (ALTL), Pacer Lunt Large Cap Multi-Factor Alternator ETF (PALC), Pacer Lunt Mid Cap Multi-Factor Alternator ETF (PAMC), Pacer Trendpilot US Large Cap ETF (PTLC), Pacer Trendpilot US Mid Cap ETF (PTMC), Pacer Trendpilot 100 ETF (PTNQ), Pacer US Small Cap Cash Cows 100 ETF (CALF), Pacer Developed Markets International Cash Cows 100 ETF (ICOW), Pacer US Export Leaders ETF (PEXL), Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF (SZNE), Pacer US Cash Cows Growth ETF (BUL), Pacer Trendpilot International ETF (PTIN), Pacer Emerging Markets Cash Cows 100 ETF (ECOW), Pacer Cash Cows Fund of Funds ETF (HERD), Pacer Trendpilot Fund of Funds ETF (TRND), Pacer Bio Threat Strategy ETF (VIRS), Pacer Industrial Real Estate ETF (INDS) Pacer Data & Infrastructure Real Estate ETF (SRVR), Pacer US Small Cap Cash Cows Growth Leaders ETF (CAFG), Pacer BlueStar Engineering the Future ETF (BULD), Pacer BlueStar Digital Entertainment ETF (ODDS), Pacer Industrials and Logistics ETF (SHPP) and Pacer Data and Digital Revolution ETF (TRFK). Each of the aforenamed funds is referred to as a “Fund” and, together, as the “Funds.”

The Board, including a majority of the Trust’s Independent Trustees voting separately, approved the renewal of the Investment Advisory Agreement at the Meeting, respectively, based on its review of qualitative and quantitative information provided by the Advisor as well as the Trust’s other service providers. Prior to deciding to approve the renewal of the Investment Advisory Agreement at the Meeting, respectively, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement. The Independent Trustees received assistance and advice from, and met separately with, independent counsel. In addition, the Independent Trustees received a memorandum from independent counsel regarding the responsibilities of the Board with respect to the renewal of the Investment Advisory Agreement.

Prior to approval, the Board obtained and reviewed a variety of information, including certain information prepared by Broadridge Financial Solutions (“Broadridge”) regarding each Fund’s fees and expenses relative to the fees and expenses of other funds with similar investment objectives and strategies. At the Meeting, respectively, the Board, including the Independent Trustees, evaluated a number of factors and various materials in connection with the approval process, including: (1) a copy of the Investment Advisory Agreement; (2) the Advisor’s responses to questionnaires designed to provide the Board with information reasonably necessary to evaluate the terms of the Investment Advisory Agreement; (3) the Advisor’s Form ADV disclosures; (4) information describing the nature, quality and extent of services that the Advisor is prepared to provide to each Fund under consideration; (5) the advisory fee payable by a Fund to the Advisor for its services; (6) certain comparative information regarding a Fund’s expenses and performance relative to the expenses and performance of other comparable funds; (7) a copy of the Trust’s registration statement; and (8) information regarding the ownership and management structure, financial condition, and compliance program of the Advisor. Representatives from the Advisor presented additional information and participated in question-and-answer sessions at the Meeting to help the Board evaluate the Advisor’s services and fees, as well as other aspects of the Investment Advisory Agreement.

In considering the renewal of the Investment Advisory Agreement at the Meeting, the Board considered various factors that the Trustees determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor, including the performance of the Advisor with respect to each Fund; (ii) the costs and benefits, including the fee to be paid to the Advisor by each Fund, of the advisory services to be provided to the Funds; and (iii) potential economies of scale.

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Nature, Extent and Quality of Services to be Provided by the Advisor. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement. In this regard, the Trustees reviewed each Fund’s investment goal and investment strategy, and the Advisor’s ability to implement such investment goal and/or investment strategy, including, but not limited to, trading practices. In addition, the Trustees reviewed the management team at the Advisor that would be responsible for managing each Fund, including staffing, skills and compensation program, and considered various other Funds advised by the Advisor and any potential conflicts.

Based on its review, the Board determined that the Advisor is capable of providing all necessary advisory services required by each Fund, as indicated by the Advisor’s management capabilities, the professional qualifications and experience of its portfolio management personnel. The Board reviewed, a comparison of each Fund’s performance for the one-year, three-year, five-year and since inception periods ended December 31, 2023 (as applicable), to that of its underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. The Board noted that each Fund performed in line with its underlying index over the relevant periods. The Board also considered other services provided to the Funds by the Advisor, where relevant, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to each Fund’s investment restrictions, and monitoring compliance with various policies and procedures and with applicable securities regulations.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that it was satisfied with the nature, extent and quality of the services provided and to be provided to the Funds by the Advisor.

●

Costs and Benefits of Advisory Services to be Provided to the Funds. In considering the advisory fees payable by the Trust to the Advisor and each Fund’s expense ratio, the Board reviewed statistical information prepared by Broadridge regarding the expense ratio components, including gross and net total expenses of each Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising a Fund’s applicable expense peer group (“Peer Group”) pursuant to Broadridge’s proprietary ETF methodology. The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine a Fund’s peer group. The Board noted that, due to the limitations in providing comparable funds in the peer group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to a Fund in all instances. The Board compared each Fund’s expense ratio to the expense ratios of funds in its Peer Group, focusing on whether each Fund was charged fees that were within the range of fees charged by those in the Peer Group. It also noted that the Advisor had contractually agreed to pay the operating expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses in connection with the execution of portfolio transactions, and extraordinary and non-routine expenses. It was noted that this contractual agreement cannot be changed without shareholder approval. The Board also evaluated the compensation and incidental or “fall-out” benefits received (or proposed or likely to be received) by the Advisor from its relationship with the Funds, taking into account assessments of the Advisor’s profitability prepared and shared by the Advisor’s management.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that each Fund’s advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Advisor.

●

Economies of Scale. The Board also reviewed and considered the extent to which economies of scale would be realized by the Advisor as the assets of the Funds may grow in the future. In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangement with the Advisor involved a contractual commitment by the Advisor to pay the operating expenses of each Fund. The Board reviewed the Adviser’s methodology for calculating estimated profitability of the Fund, noting that profitability may be affected by numerous factors, including, among others, the types of funds managed and expense allocations. The Board acknowledged the difficulty in calculating and comparing profitability at the individual fund level. For each Fund the Trustees considered that, while the investment advisory fee would remain the same at all asset levels, the Funds’ shareholders benefited from the Advisor’s commitment to pay each Fund’s operating expenses out of its investment advisory fee. The Trustees noted that the advisory fee structure of the Funds would not directly result in economies of scale for shareholders.

Overall Findings and Conclusions of the Board

Based on its deliberations and its evaluation of the information described above, at the Meeting, respectively, the Board, including the Independent Trustees: (a) concluded that the terms of the Investment Advisory Agreement with respect to each Fund are fair and reasonable; (b) concluded that the Advisor’s fees are reasonable in light of the nature and quality of the services expected to be rendered by the Advisor to each Fund; and (c) agreed to approve the renewal of the Investment Advisory Agreement as to each Fund for an additional annual period. In its deliberations at the Meeting, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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FLRT

The Board of Trustees (the “Board”) of Pacer Funds Trust (the “Trust”), including the Trustees thereof who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (the “Independent Trustees”), held a meeting March 19, 2024 (the “Meeting”) for the purpose of, among other things, the consideration of, and voting on, the proposed renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Pacer Advisors, Inc. (the “Advisor”) with respect to Pacer Pacific Asset Floating Rate High Income ETF (“FLRT” or the “Fund”), and the proposed renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Aristotle Pacific Capital, LLC (the “Sub-Advisor”) with respect to FLRT.

The Board, including a majority of the Trust’s Independent Trustees voting separately, approved the Investment Advisory Agreement and the Sub-Advisory Agreement on behalf of the Fund at the Meeting, based on its review of qualitative and quantitative information provided by the Advisor and the Sub-Advisor, as well as the Trust’s other service providers. Prior to deciding to approve the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund at the Meeting, the Independent Trustees requested and obtained from the Advisor and the Sub-Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees received assistance and advice from, and met separately with, independent counsel. In addition, the Independent Trustees received a memorandum from independent counsel regarding the responsibilities of the Board with respect to the approval of the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Prior to approval, the Board obtained and reviewed a variety of information, including certain information prepared by Broadridge Financial Solutions (“Broadridge”) regarding the Fund’s fees and expenses relative to the fees and expenses of other funds with similar investment objectives and strategies. At the Meeting, the Board, including the Independent Trustees, evaluated a number of factors and various materials in connection with the approval process, including: (1) a copy of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund; (2) the Advisor’s and the Sub-Advisor’s responses to questionnaires designed to provide the Board with information reasonably necessary to evaluate the terms of the Investment Advisory Agreement and the Sub-Advisory Agreement on behalf of the Fund; (3) the Advisor’s and the Sub-Advisor’s Form ADV disclosures; (4) information describing the nature, quality and extent of services that the Advisor and the Sub-Advisor are providing and prepared to provide to the Fund; (5) the advisory fee payable by the Fund to the Advisor for its services and the sub-advisory fees payable to the Sub-Advisor by the Advisor under the Sub-Advisory Agreement; (6) certain comparative information regarding the Fund’s expenses and performance relative to the expenses and performance of other funds; (7) a copy of the registration statement; and (8) information regarding the ownership and management structure, financial condition, and compliance program of the Advisor and the Sub-Advisor. Representatives from the Advisor presented additional information and participated in question and answer sessions at the Meeting to help the Board evaluate the Advisor’s, and the Sub-Advisor’s services and fees, as well as other aspects of the Investment Advisory Agreement and the Sub-Advisory Agreement.

In considering the approval of the Investment Advisory Agreement and the Sub-Advisory Agreement at the Meeting, respectively, the Board considered various factors that the Trustees determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor, including the performance of the Advisor and Sub-Advisor with respect to the Fund; (ii) the costs and benefits, including the fee to be paid to the Advisor by the Fund, of the advisory services to be provided to the Fund; (iii) the cost and benefits, including the fees paid, to the Sub-Advisor by the Advisor as it relates to the investment advisory services provided to the Fund; and (iv) potential economies of scale. The Board’s findings as it relates to each of the factors for the Fund are set forth below.

●

Nature, Extent and Quality of Services to be Provided by the Adviser and the Sub-Advisor. The Board reviewed the scope of services provided by the Adviser under the Investment Advisory Agreement and the Sub-Advisor under the Sub-Advisory Agreement. In this regard, the Trustees reviewed Fund’s investment goal and investment strategy, and the Adviser’s and the Sub-Advisor’s ability to implement such investment goal and/or investment strategy, including, but not limited to, trading practices. With respect to sub-advisory services to be provided by the Sub-Advisor, the Board noted that Sub-Advisor has assets allocated to it by the Adviser and considered the Sub-Advisor’s ability to ensure compliance with the Fund’s strategies, policies, and limitations. In addition, the Trustees reviewed the management team at the Adviser and the Sub-Advisor that is responsible for managing the Fund, including staffing, skills and compensation program, and considered various other portfolios advised by the Adviser and the Sub-Advisor and any potential conflicts. The Trustees also considered the strong reputation of the Sub-Advisor in the industry and the potential positive impact that might have on investment interest in the Fund. The Board also considered a report from the Trust’s Chief Compliance Officer regarding the Sub-Advisor’s compliance programs as such relates to the operation of the Fund.

Based on its review, the Board determined that the Adviser and the Sub-Advisor are capable of providing all necessary advisory and sub-advisory services required by the Fund, as indicated by the Adviser’s and the Sub-Advisor’s management capabilities, the professional qualifications and experience of its portfolio management personnel and the performance of the Fund relative to its benchmark index and other products managed by the Adviser and the Sub-Advisor with similar investment objectives and strategies as the Fund (if applicable). The Board reviewed,

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a comparison of the Fund’s performance for the one-year, three-year, five-year and since inception periods ended December 31, 2023, to that of its benchmark index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its benchmark index. The Board noted that the Fund had periods of outperformance and underperformance relative to its benchmark index over the relevant periods. The Board also considered other services provided to the Fund by the Adviser and the Sub-Advisor, where relevant, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various policies and procedures and with applicable securities regulations.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that it was satisfied with the nature, extent and quality of the services provided and to be provided to the Fund by the Adviser and the Sub-Advisor, respectively.

●

Costs and Benefits of Advisory Services to be Provided to the Fund. In considering the advisory fees payable by the Trust to the Adviser and the Fund’s expense ratio, the Board reviewed statistical information prepared by Broadridge regarding the expense ratio components, including gross and net total expenses of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group (“Peer Group”) pursuant to Broadridge’s proprietary ETF methodology. The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s peer group. The Board noted that, due to the limitations in providing comparable funds in the peer group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board compared Fund’s expense ratio to the expense ratios of funds in its Peer Group, focusing on whether the Fund was charged fees that were within the range of fees charged by those in the Peer Group. It also noted that the Adviser had contractually agreed to pay the operating expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses in connection with the execution of portfolio transactions, and extraordinary and non-routine expenses. It was further noted that this contractual agreement cannot be changed without shareholder approval. The Board also evaluated the compensation and incidental or “fall-out” benefits received by the Adviser from its relationship with the Fund, considering the Adviser’s profitability analysis prepared and shared by the Adviser’s management.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that Fund’s advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser.

●

Costs and Benefits of Sub-Advisor’s Services to be Provided to the Fund. The Board noted that the sub-advisory fees paid to the Sub-Advisor are paid by the Adviser and would not be additional fees to be borne by the Fund. The Board also noted that the sub-advisory fees were the product of arms-length negotiations between the Adviser and the Sub-Advisor. In considering the sub-advisory fees payable by the Adviser to Sub-Advisor, the Board evaluated the compensation and benefits received or likely to be received by the Sub-Advisor from the Adviser relating to the services provided to the Fund. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the sub-advisory fees payable to Sub-Advisor under the Sub-Advisory Agreement with the Adviser were reasonable in light of the nature and quality of the services rendered and, where relevant, expected to be rendered by the Sub-Advisor.

●

Economies of Scale. The Board also reviewed and considered the extent to which economies of scale would be realized by the Adviser and the Sub-Advisor as the assets of the Fund may grow in the future. In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees considered that the Fund’s fee arrangement with the Adviser involved a contractual commitment by the Adviser to pay the operating expenses of the Fund. The Board reviewed the Adviser’s methodology for calculating estimated profitability of the Fund, noting that profitability may be affected by numerous factors, including, among others, the types of funds managed and expense allocations. The Board acknowledged the difficulty in calculating and comparing profitability at the individual fund level. For the Fund the Trustees considered that, while the investment advisory fee would remain the same at all asset levels, the Funds’ shareholders benefited from the Adviser’s commitment to pay each Fund’s operating expenses out of its investment advisory fee.

In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information. After further discussion, upon a motion duly made, seconded and approved, the following resolutions were unanimously approved (with the Independent Trustees voting separately):

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Overall Findings and Conclusions of the Board

Based on its deliberations and its evaluation of the information described above as it relates to the Fund, at the Meeting, respectively, the Board, including the Independent Trustees: (a) concluded that the terms of the Investment Advisory Agreement with respect to the Fund are fair and reasonable; (b) concluded that the terms of the Sub-Advisory Agreement with respect to the Fund are fair and reasonable; (c) concluded that the Advisor’s fees are reasonable in light of the nature and quality of the services expected to be rendered by the Advisor to the Fund; (d) concluded that the Sub-Advisor’s fees are reasonable in light of the nature and quality of the services expected to be rendered to the Fund by the Sub- Advisor; (e) agreed to approve the Investment Advisory Agreement as to the Fund; and (f) agreed to approve the Sub-Advisory Agreement for the Fund. In its deliberations at the Meeting, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

QDPL

The Board of Trustees (the “Board”) of Pacer Funds Trust (the “Trust”), including the Trustees thereof who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (the “Independent Trustees”), held a meeting March 19, 2024 (the “Meeting”) for the purpose of, among other things, the consideration of, and voting on, the proposed renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Pacer Advisors, Inc. (the “Advisor”) with respect to Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF (“QDPL” or the “Fund”), and the proposed renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Metaurus Advisors, LLC (the “Sub-Advisor”) with respect to QDPL.

The Board, including a majority of the Trust’s Independent Trustees voting separately, approved the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement on behalf of the Fund at the Meeting, based on its review of qualitative and quantitative information provided by the Advisor and the Sub-Advisor, as well as the Trust’s other service providers. Prior to deciding to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund at the Meeting, the Independent Trustees requested and obtained from the Advisor and the Sub-Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees received assistance and advice from, and met separately with, independent counsel. In addition, the Independent Trustees received a memorandum from independent counsel regarding the responsibilities of the Board with respect to the approval of the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement.

Prior to approval, the Board obtained and reviewed a variety of information, including certain information prepared by Broadridge Financial Solutions (“Broadridge”) regarding the Fund’s fees and expenses relative to the fees and expenses of other funds with similar investment objectives and strategies. At the Meeting, the Board, including the Independent Trustees, evaluated a number of factors and various materials in connection with the approval process, including: (1) a copy of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund; (2) the Advisor’s and the Sub-Advisor’s responses to questionnaires designed to provide the Board with information reasonably necessary to evaluate the terms of the Investment Advisory Agreement and the Sub-Advisory Agreement on behalf of the Fund; (3) the Advisor’s and the Sub-Advisor’s Form ADV disclosures; (4) information describing the nature, quality and extent of services that the Advisor and the Sub-Advisor are providing and prepared to provide to the Fund; (5) the advisory fee payable by the Fund to the Advisor for its services and the sub-advisory fees payable to the Sub-Advisor by the Advisor under the Sub-Advisory Agreement; (6) certain comparative information regarding the Fund’s expenses and performance relative to the expenses and performance of other funds; (7) a copy of the Trust’s registration statement; and (8) information regarding the ownership and management structure, financial condition, and compliance program of the Advisor and the Sub-Advisor. Representatives from the Advisor presented additional information and participated in question and answer sessions at the Meeting to help the Board evaluate the Advisor’s, and the Sub-Advisor’s services and fees, as well as other aspects of the Investment Advisory Agreement and the Sub-Advisory Agreement.

In considering the approval of the Investment Advisory Agreement and the Sub-Advisory Agreement at the Meeting, respectively, the Board considered various factors that the Trustees determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor and the Sub-Advisor, including the performance of the Advisor and Sub-Advisor with respect to the Fund; (ii) the costs and benefits, including the fee to be paid to the Advisor by the Fund, of the advisory services to be provided to the Fund; (iii) the cost and benefits, including the fees paid, to the Sub-Advisor by the Advisor as it relates to the investment advisory services provided to the Fund; and (iv) potential economies of scale. The Board’s findings as it relates to each of the factors for the Fund are set forth below.

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Nature, Extent and Quality of Services to be Provided by the Advisor and the Sub-Advisor. The Board reviewed the scope of services provided by the Advisor under the Investment Advisory Agreement and the Sub-Advisor under the Sub-Advisory Agreement. In this regard, the Trustees reviewed the Fund’s investment goal and investment strategy, and the Advisor’s and the Sub-Advisor’s ability to implement such investment goal and/or investment strategy, including, but not limited to, trading practices. With respect to sub-advisory services to be provided by the Sub-Advisor, the Board noted that Sub-Advisor has assets allocated to it by the Advisor and considered the Sub-Advisor’s ability to ensure compliance with the Fund’s strategies, policies, and limitations. In addition, the Trustees reviewed the management team at the Advisor and the Sub-Advisor that is responsible for managing the Fund, including staffing, skills and compensation program, and considered various other portfolios advised by the Advisor and the Sub-Advisor and any potential conflicts. The Trustees also considered the strong reputation of the Sub-Advisor in the industry and the potential positive impact that might have on investment interest in the Fund. The Board also considered a report from the Trust’s Chief Compliance Officer regarding the Sub-Advisor’s compliance programs as such relates to the operation of the Fund.

Based on its review, the Board determined that the Advisor and the Sub-Advisor are capable of providing all necessary advisory and sub-advisory services required by the Fund, as indicated by the Advisor’s and the Sub-Advisor’s management capabilities, the professional qualifications and experience of its portfolio management personnel and the performance of the Fund relative to its underlying index and other products managed by the Advisor and the Sub-Advisor with similar investment objectives and strategies as the Fund (if applicable). The Board reviewed, a comparison of the Fund’s performance for the one-year and since inception periods ended December 31, 2023, to that of its underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. The Board noted that the Fund performed in line with its underlying index over the relevant periods. The Board also considered other services provided to the Fund by the Advisor and the Sub-Advisor, where relevant, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various policies and procedures and with applicable securities regulations.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that it was satisfied with the nature, extent and quality of the services provided and to be provided to the Fund by the Advisor and the Sub-Advisor, respectively.

●

Costs and Benefits of Advisory Services to be Provided to the Fund. In considering the advisory fees payable by the Trust to the Adviser and the Fund’s expense ratio, the Board reviewed statistical information prepared by Broadridge regarding the expense ratio components, including gross and net total expenses of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable expense peer group (“Peer Group”) pursuant to Broadridge’s proprietary ETF methodology. The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s peer group. The Board noted that, due to the limitations in providing comparable funds in the peer group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board compared the Fund’s expense ratio to the expense ratios of funds in its Peer Group, focusing on whether the Fund was charged fees that were within the range of fees charged by those in the Peer Group. It also noted that the Advisor had contractually agreed to pay the operating expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses in connection with the execution of portfolio transactions, and extraordinary and non-routine expenses. It was further noted that this contractual agreement cannot be changed without shareholder approval. The Board also evaluated the compensation and incidental or “fall-out” benefits received by the Advisor from its relationship with the Fund, considering the Advisor’s profitability analysis prepared and shared by the Advisor’s management.

Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the Fund’s advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Advisor.

●

Costs and Benefits of Sub-Advisor’s Services to be Provided to the Fund. The Board noted that the sub-advisory fees paid to the Sub-Advisor are paid by the Advisor and would not be additional fees to be borne by the Fund. The Board also noted that the sub-advisory fees were the product of arms-length negotiations between the Advisor and the Sub-Advisor. In considering the sub-advisory fees payable by the Advisor to Sub-Advisor, the Board evaluated the compensation and benefits received or likely to be received by the Sub-Advisor from the Advisor relating to the services provided to the Fund. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the sub-advisory fees payable to Sub-Advisor under the Sub-Advisory Agreement with the Advisor were reasonable in light of the nature and quality of the services rendered and, where relevant, expected to be rendered by the Sub-Advisor.

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Economies of Scale. The Board also reviewed and considered the extent to which economies of scale would be realized by the Advisor and the Sub-Advisor as the assets of the Fund may grow in the future. In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees considered that the Fund’s fee arrangement with the Adviser involved a contractual commitment by the Adviser to pay the operating expenses of the Fund. The Board reviewed the Adviser’s methodology for calculating estimated profitability of the Fund, noting that profitability may be affected by numerous factors, including, among others, the types of funds managed and expense allocations. The Board acknowledged the difficulty in calculating and comparing profitability at the individual fund level. For the Fund the Trustees considered that, while the investment advisory fee would remain the same at all asset levels, the Funds’ shareholders benefited from the Adviser’s commitment to pay each Fund’s operating expenses out of its investment advisory fee.

Overall Findings and Conclusions of the Board

Based on its deliberations and its evaluation of the information described above as it relates to the Fund, at the Meeting, respectively, the Board, including the Independent Trustees: (a) concluded that the terms of the Investment Advisory Agreement with respect to the Fund are fair and reasonable; (b) concluded that the terms of the Sub-Advisory Agreement with respect to the Fund are fair and reasonable; (c) concluded that the Advisor’s fees are reasonable in light of the nature and quality of the services expected to be rendered by the Advisor to the Fund; (d) concluded that the Sub-Advisor’s fees are reasonable in light of the nature and quality of the services expected to be rendered to the Fund by the Sub- Advisor; (e) agreed to approve the Investment Advisory Agreement as to the Fund; and (f) agreed to approve the Sub-Advisory Agreement for the Fund. In its deliberations at the Meeting, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

NOTE 6 – TRUSTEES AND OFFICERS

The business of the Funds is managed under the direction of the Board of Trustees. The Board of Trustees formulates the general policies of the Funds and meets periodically to review the Funds’ performance, monitor investment activities and practices, and discuss other matters affecting the Funds. The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. There are currently four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustee”). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The address of each Trustee and officer of the Trust, unless otherwise indicated below, is c/o Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, PA 19335. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (800) 617-0004.

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past Five Years
Interested Trustee
Joe M. Thomson Born: 1944	Trustee, Chairman, President, and Principal Executive Officer	Indefinite Term; since 2014	Founder/President at Pacer Advisors, Inc. (since 2005)	52	Director, First Cornerstone Bank (2000–2016)

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past Five Years
Independent Trustees
Deborah G. Wolk Born: 1950	Lead Independent Trustee	Indefinite Term; since 2015	Self-employed providing accounting services and computer modeling (since 1997)	52	0
Jane K. Sagendorph Born: 1951	Trustee	Indefinite Term; since 2021	Accountant, BluFish Designs (since 2011)	52	0
Colin C. Lake Born: 1971	Trustee	Indefinite Term; since 2021	Founder/President, Developing the Next Leaders, Inc. (consulting) (since 2016)	52	0

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust, unless otherwise indicated below, is c/o Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, Pennsylvania 19355.

Name and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Principal Officers of the Trust
Joe M. Thomson Born: 1944	Trustee, Chairman, President, and Principal Executive Officer	Indefinite Term; since 2014	Founder/President, Pacer Advisors, Inc. (since 2005); President and Chief Compliance Officer, Pacer Financial, Inc. (since 2004)
Sean E. O’Hara Born: 1962	Treasurer and Principal Financial Officer	Indefinite Term; since 2014	Director, Index Design Group (since 2015); Director, Pacer Financial, Inc. (since 2007); Director, Pacer Advisors, Inc. (since 2007)
Bruce Kavanaugh Born: 1964	Secretary and Portfolio Manager	Indefinite Term; since 2016	Vice President, Pacer Advisors, Inc. (since 2005); Vice President, Pacer Financial, Inc. (since 2004)
Liam Clarke Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Born: 1996	Chief Compliance Officer and AML Officer	Indefinite Term; since 2023	Director, Vigilant, (since 2021); Financial Services Assurance Experienced Associate, PricewaterhouseCoopers, (2018-2021)

Mr. Thomson is an “Interested Person” by reason of his relationship with the Adviser.

Each Trustee shall serve during the lifetime of the Trust until he or she: (a) dies; (b) resigns; (c) has reached the mandatory retirement age, if any, as set by the Trustees; (d) is declared incompetent by a court of appropriate jurisdiction; or (e) is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor in accordance with the Trust’s Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board and services for a period of one year, or until his or her successor is duly elected and qualified.

The Statement of Additional Information includes additional information, including compensation, about the Funds’ Trustees.

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Advisor Pacer Advisors, Inc. 500 Chesterfield Parkway Malvern, PA 19355

Index Provider

CFRA
One New York Plaza, 34th Floor
New York, NY 10004
FTSE International Limited
12th Floor, 10 Upper Bank Street
Canary Wharf, London E14 5NP

Index Design Group, LLC
500 Chesterfield Parkway
Malvern, PA 19355

LifeSci Index Partners, LLC
250 W 55th St, Suite 16b
New York, NY 10019

Lunt Capital Management, Inc.
215 S State St, Suite 100
Salt Lake City, UT 84111

Solactive AG
Platz der Einheit 1
60327 Frankfurt am Main
Germany

S&P Dow Jones Indices LLC
55 Water Street
New York, NY 10041

Custodian U.S. Bank National Association Custody Operations 1555 North Rivercenter Drive Milwaukee, WI 53212

Sub Adviser

Vident Investment Advisory, LLC
1125 Sanctuary Parkway, Suite 515
Alpharetta, GA 30009

CSOP Asset Management Limited
2802, Two Exchange Square, 8 Connaught Place Central, Hong Kong

Aristotle Pacific Capital, LLC
840 Newport Center Drive, 7th Floor
Newport Beach, CA 92660

Distributor Pacer Financial, Inc. 500 Chesterfield Parkway Malvern, PA 19355
Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Independent Registered Public Accounting Firm Sanville & Company 2617 Huntingdon Pike Huntingdon Valley, PA 19006
Legal Counsel Practus, LLP 11300 Tomahawk Creek Parkway, Suite 310 Leawood, Kansas 66211

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

(1)	File: A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Deborah Wolk is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. No "other services” were provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2024	FYE 04/30/2023
( a ) Audit Fees	$234,100	$234,100
( b ) Audit-Related Fees	$0	$0
( c ) Tax Fees	$29,000	$29,000
( d ) All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Sanville & Company applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2024	FYE 04/30/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 04/30/2024	FYE 04/30/2023
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

( i ) Not applicable

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee, consisting of the entire Board, are as follows: Jane Sagendorph, Colin Lake and Deborah Wolk.

(b) Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pacer Funds Trust

By (Signature and Title)*	/s/ Joe M. Thomson
Joe M. Thomson, President/Principal Executive Officer

Date	7/3/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joe M. Thomson
Joe M. Thomson, President/Principal Executive Officer

Date	7/3/2024

By (Signature and Title)*	/s/ Sean E. O’Hara
Sean E. O’Hara, Treasurer/Principal Financial Officer

Date	7/3/2024

*	Print the name and title of each signing officer under his or her signature.